SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(X)  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                           CIRCUIT CITY STORES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           CIRCUIT CITY STORES, INC.

                                                                          , 1996

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Circuit City Stores, Inc. (the "Company"). The meeting will be held at 10:00
a.m. Eastern Time, on            , 1997 at the

                                                                  .

     At the Special Meeting, you will be asked to consider and approve the CarMax Stock Proposal being recommended by the Board of Directors in order to effect a comprehensive plan that will result in a restructuring of the existing Common Stock into two new series of Common Stock intended to reflect separately the performance of each of the Company's two principal businesses -- its consumer electronics and appliances retail business, including the Circuit City Group's interest in the CarMax Group (the "Circuit City Group"), and its used- and new-car retail business (the "CarMax Group"). The CarMax Stock Proposal will not result in a distribution or spin-off of any assets or liabilities of the Company or its subsidiaries.

     The CarMax Stock Proposal was adopted by the Board of Directors following its review of various alternatives for raising additional capital to finance the Company's expansion plans for the CarMax Group. The Board of Directors believes the historical price performance of the existing Common Stock fails to reflect adequately the value associated with the CarMax Group, thus preventing the Company's shareholders from realizing the full value of their shares. The CarMax Stock Proposal will permit separate market valuations of the Circuit City Group and the CarMax Group and permit investors to invest in a stock related solely to the Circuit City Group or the CarMax Group. It also will (i) allow the Company to preserve financial, strategic and operational benefits it currently enjoys as a single company, (ii) provide the Company with an additional equity security that can be used to raise capital and can be issued in connection with acquisitions and investments, (iii) maintain flexibility that would not be available if the two Groups were separate legal entities and (iv) provide a better framework to structure for employees of each Group incentive plans that can be tied directly to both the business results and the stock price performance of such Group.

     The key elements of this plan are as follows:

     (Bullet) CREATION OF CARMAX STOCK. The Company's Amended and Restated Articles of Incorporation will be amended to permit the creation of a new series of Common Stock to be called Circuit City Stores, Inc. -- CarMax Group Common Stock (the "CarMax Stock"), which is intended to reflect separately the performance of the CarMax Group.

     (Bullet) REDESIGNATION OF EXISTING COMMON STOCK. Each share of the Company's existing Common Stock will be redesignated as one share of a new series of Common Stock to be called Circuit City Stores, Inc. -- Circuit City Group Common Stock ("Circuit City Stock"), which is intended to reflect separately the performance of the Circuit City Group, including the Circuit City Group's interest in the CarMax Group.

     (Bullet) INITIAL PUBLIC OFFERING OF CARMAX STOCK. Subject to the approval by the Company's shareholders of the CarMax Stock Proposal and to prevailing market conditions, the Company currently plans to offer to the public for cash shares of CarMax Stock that would initially represent 15% to 20% of the equity value of the CarMax Group, as determined by the Board of Directors. The Company plans to use the proceeds of such offering to finance part of its expansion plans for the CarMax Group and to repay the CarMax Group's allocated portion of Company indebtedness. Upon the completion of the public offering, the Circuit City Group would hold the balance of the equity value of the CarMax Group.

     Prior to the Special Meeting of Shareholders, the Company intends to distribute to all shareholders entitled to vote at the meeting a supplement to these proxy materials setting forth certain additional information regarding the proposed public offering of CarMax Stock, including the number of shares anticipated to be sold, the anticipated range of prices at which the shares would be sold and the amount of net proceeds expected to be raised in the offering.

     The Board of Directors currently intends to pay dividends on the Circuit City Stock at an initial quarterly rate of 3.5(cents) per share, which is equal to the quarterly dividend rate on the Company's existing Common Stock. With regard to the CarMax Stock, the Board of Directors currently intends to retain future earnings, if any, for the development of the business of the CarMax Group and does not anticipate paying dividends on the CarMax Stock in the foreseeable future.

     At the Special Meeting, you also will be asked to consider and approve three related proposals that would (i) amend the Company's Amended and Restated Articles of Incorporation to increase the number of shares of Common Stock authorized for issuance from 250,000,000 to 350,000,000 in order to provide greater assurance that a sufficient number of shares would be available in the event of a conversion of one series of Common Stock into the other series, (ii) amend the Company's 1994 Stock Incentive Plan to authorize the granting of stock awards in either Circuit City Stock or CarMax Stock, or both, to reserve shares of CarMax Stock for issuance pursuant to awards made under such plan and to permit the conversion of certain existing options into options to acquire shares of CarMax Stock, and (iii) amend the Company's Annual Performance Based Bonus Plan to permit awards under such plan to be based on designated criteria related to the performance of each Group. You also will be asked to consider and approve additional amendments to the Company's Amended and Restated Articles of Incorporation to conform certain provisions thereof to the current provisions of the Virginia Stock Corporation Act and to delete certain provisions thereof that have expired.

     The Board of Directors has carefully considered the terms of the CarMax Stock Proposal and the related and other proposals and believes their adoption is in the best interests of the Company and its shareholders. Accordingly, the Board of Directors unanimously has recommended their approval by the shareholders. In arriving at its recommendation, the Board of Directors has given careful consideration to a number of factors, including those described in the accompanying Proxy Statement. Among the factors considered by the Board of Directors were (i) the more complex capital structure resulting from the CarMax Stock Proposal which could inhibit the efficient valuation of either or both series of Common Stock, (ii) the fact that holders of Circuit City Stock and CarMax Stock would continue to be subject to the risks associated with an investment in a single company and all of the Company's businesses, assets and liabilities and (iii) the potential diverging interests of the two Groups and the issues that could arise in resolving such conflicts. However, the Board of Directors has determined that, on balance, the positive aspects of the CarMax Stock Proposal, including those discussed above, outweigh such potentially adverse consequences.

     Please give these proxy materials your careful attention. BECAUSE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF EXISTING COMMON STOCK IS REQUIRED TO APPROVE THE AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, INCLUDING THE AMENDMENTS TO PERMIT THE IMPLEMENTATION OF THE CARMAX STOCK PROPOSAL, SHARES THAT ARE NOT VOTED WILL HAVE THE EFFECT OF A VOTE AGAINST SUCH AMENDMENTS. Accordingly, it is important that your shares be represented and voted at the Special Meeting, regardless of the size of your holdings. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Special Meeting.

     Please note that attendance at the Special Meeting will be limited to shareholders as of the record date (or their authorized representatives) and to guests of the Company. If your shares are registered in your name, please mark the appropriate box on the enclosed proxy card, and you will be preregistered for the meeting. Shareholders who are beneficial owners only (I.E., their shares are held of record by a broker, bank or other nominee) may register at the door prior to the meeting but will be required to show proof of beneficial ownership (E.G., a copy of your broker's account statement) of voting securities as of the record date for the meeting.

                                         Sincerely,

                                         _______________________________________

                                         RICHARD L. SHARP, CHAIRMAN AND CHIEF
                                         EXECUTIVE OFFICER

                 IMPORTANT: YOUR PROXY CARD IS ENCLOSED IN THE
            ADDRESS WINDOW OF THE ENVELOPE CONTAINING THIS MATERIAL

                           CIRCUIT CITY STORES, INC.
                               9950 Mayland Drive
                            Richmond, Virginia 23233

        ----------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                           , 1997
        ----------------------------------------------------------------

TO THE HOLDERS OF CIRCUIT CITY STORES, INC. COMMON STOCK:

     A Special Meeting of Shareholders of Circuit City Stores, Inc. (the "Company") will be held at
                              ,                   , on         ,            ,
1997, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

     1. To consider and vote upon a proposal to authorize certain amendments to the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") that would:

        (a) provide for the issuance of the Company's Common Stock in series by action of the Board of Directors, of which 125,000,000 million shares would initially be designated by the Board of Directors as Circuit City Stores, Inc. -- Circuit City Group Common Stock ("Circuit City Stock") and 125,000,000 million shares would initially be designated as Circuit City Stores, Inc. -- CarMax Group Common Stock ("CarMax Stock"), with the preferences, limitations and relative rights as are described in the accompanying Proxy Statement; and

        (b) redesignate each outstanding share of the Company's existing Common Stock as one share of Circuit City Stock.

     2. To consider and vote upon a proposal to further amend the Articles of Incorporation, as described in the accompanying Proxy Statement, to increase the number of shares of Common Stock authorized for issuance from 250,000,000 to 350,000,000;

     3. To consider and vote upon a proposal to further amend the Articles of Incorporation, as described in the accompanying Proxy Statement, to conform certain provisions thereof to the current provisions of the Virginia Stock Corporation Act and to delete certain provisions thereof that have expired;

     4. To consider and vote upon a proposal to amend the 1994 Stock Incentive Plan; and

     5. To consider and vote upon a proposal to amend the Annual Performance Based Bonus Plan.

     Only holders of record of shares of the Company's Common Stock at the close
of business on            , 1996, will be entitled to vote at the meeting and
any adjournments thereof.

     Your vote is important. BECAUSE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF EXISTING COMMON STOCK IS REQUIRED TO APPROVE THE AMENDMENTS TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, INCLUDING THE AMENDMENTS TO PERMIT THE IMPLEMENTATION OF THE CARMAX STOCK PROPOSAL, SHARES THAT ARE NOT VOTED WILL HAVE THE EFFECT OF A VOTE AGAINST SUCH AMENDMENTS. Accordingly, whether or not you plan to attend the meeting, please fill in, date, sign and return the enclosed proxy promptly in the enclosed envelope.

                                         By Order of the Board of Directors

                                         MICHAEL T. CHALIFOUX, SECRETARY

           , 1996

                               TABLE OF CONTENTS

                                                                                                                         PAGE
                                                                                                                        ------
GLOSSARY OF DEFINED TERMS............................................................................................      iii
PROXY STATEMENT......................................................................................................        1
SPECIAL MEETING OF SHAREHOLDERS......................................................................................        1
SUMMARY COMPARISON OF TERMS OF EXISTING COMMON STOCK
  WITH TERMS OF CIRCUIT CITY STOCK AND CARMAX STOCK..................................................................        4
PROXY STATEMENT SUMMARY..............................................................................................       11
RISK FACTORS.........................................................................................................       19
GENERAL..............................................................................................................       25
COMMON STOCK PRICE RANGE.............................................................................................       26
PROPOSAL 1 -- THE CARMAX STOCK PROPOSAL..............................................................................       27
  General............................................................................................................       27
  Background and Reasons for the CarMax Stock Proposal...............................................................       27
  Recommendation of the Board of Directors...........................................................................       29
  Dividend Policy....................................................................................................       29
  Certain Management and Allocation Policies.........................................................................       29
  Description of Circuit City Stock and CarMax Stock.................................................................       31
  Inter-Group Interest...............................................................................................       42
  Stock Transfer Agent and Registrar.................................................................................       43
  Stock Exchange Listings............................................................................................       44
  No Dissenters' Rights..............................................................................................       44
  Certain Federal Income Tax Considerations..........................................................................       44
  Restated Rights Agreement..........................................................................................       46
  Anti-takeover Considerations.......................................................................................       47
PROPOSAL 2 -- AMENDMENT TO ARTICLES OF INCORPORATION RELATING TO
  INCREASED AUTHORIZATION OF COMMON STOCK............................................................................       49
PROPOSAL 3 -- AMENDMENTS TO ARTICLES OF INCORPORATION
  RELATING TO ISSUANCE OF PREFERRED STOCK IN SERIES
  BY ACTION OF THE BOARD OF DIRECTORS
  AND DELETION OF EXPIRED PROVISIONS.................................................................................       51
  Vote Required......................................................................................................       51
  Recommendation of the Board of Directors...........................................................................       51
PROPOSAL 4 -- AMENDMENTS TO 1994 STOCK INCENTIVE PLAN................................................................       52
  General............................................................................................................       52
  Amendments to 1994 Plan............................................................................................       52
  Description of 1994 Plan as Proposed to be Amended.................................................................       52
  Federal Income Tax Consequences....................................................................................       54
  1994 Plan Benefits Table...........................................................................................       55
  Vote Required......................................................................................................       55
  Recommendation of the Board of Directors...........................................................................       55
PROPOSAL 5 -- AMENDMENTS TO ANNUAL PERFORMANCE BASED BONUS PLAN......................................................       56
  General............................................................................................................       56
  Amendments to Plan.................................................................................................       56
  Description of the Bonus Plan as Proposed to be Amended............................................................       56
  Vote Required......................................................................................................       57
  Recommendation of the Board of Directors...........................................................................       57
EXECUTIVE COMPENSATION...............................................................................................       58
  Employment Agreements and Change-in-Control Arrangements...........................................................       59
  Compensation of Directors..........................................................................................       60
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.......................................................       61
FORWARD-LOOKING STATEMENTS...........................................................................................       62
INDEPENDENT AUDITORS.................................................................................................       62
PROPOSALS BY SHAREHOLDERS FOR PRESENTATION
  AT THE 1997 ANNUAL MEETING.........................................................................................       62

                                                                                                                         PAGE
                                                                                                                        ------
Annex I -- Illustrations of Certain Terms............................................................................      I-1
Annex II-A -- Amendments to the Articles of Incorporation Relating to Proposal 1.....................................   II-A-1
Annex II-B -- Amendment to the Articles of Incorporation Relating to Proposal 2......................................   II-B-1
Annex II-C -- Amendments to the Articles of Incorporation Relating to Proposal 3.....................................   II-C-1
Annex III -- 1994 Employee Stock Incentive Plan (As Proposed to be Amended)..........................................    III-1
Annex IV -- Annual Performance Based Bonus Plan (As Proposed to be Amended)..........................................     IV-1
Annex V -- Circuit City Stores, Inc. and Subsidiaries -- Index to Financial Information..............................      V-1
Annex VI -- Circuit City Group
  Description of Business............................................................................................     VI-1
  Index to Financial Information.....................................................................................     VI-4
Annex VII -- CarMax Group
  Description of Business............................................................................................    VII-1
  Index to Financial Information.....................................................................................   VII-16

                           GLOSSARY OF DEFINED TERMS

                                                                                                                 PAGE ON WHICH
                                                                                                                 TERM IS DEFINED
                                                                                                                 IN THE PROXY
        TERM                                                                                                     STATEMENT
     ----------                                                                                                 ---------------
Acquiring Person..............................................................................................            46
Affiliated Transactions.......................................................................................            48
Articles......................................................................................................             1
Bonus Plan....................................................................................................            56
CarMax........................................................................................................         VII-1
CarMax Group..................................................................................................             1
CarMax Group Available Dividend Amount........................................................................            32
CarMax Group Net Earnings (Loss)..............................................................................            32
CarMax Group Subsidiaries.....................................................................................            36
CarMax Right..................................................................................................            46
CarMax Stock..................................................................................................             1
CarMax Stock Offering.........................................................................................             1
CarMax Stock Proposal.........................................................................................             1
CarMax Stock Proposal Amendments..............................................................................             1
Circuit City Group............................................................................................             1
Circuit City Group Available Dividend Amount..................................................................            32
Circuit City Group Net Earnings (Loss)........................................................................            32
Circuit City Group Subsidiaries...............................................................................            36
Circuit City Rights...........................................................................................            46
Circuit City Stock............................................................................................             1
Code..........................................................................................................            44
Committee.....................................................................................................            53
Common Stock..................................................................................................            31
Common Stock Authorization....................................................................................            11
Common Stock Redesignation....................................................................................            11
Company.......................................................................................................             1
Control Share Acquisition.....................................................................................            49
Convertible Securities........................................................................................       II-A-15
Disinterested Director........................................................................................            48
Disposition...................................................................................................            33
Distribution Date.............................................................................................            46
Exchange Act..................................................................................................            40
Existing Common Stock.........................................................................................             1
Expiration Date...............................................................................................            46
Fair Value....................................................................................................       II-A-15
Group.........................................................................................................             1
Inter-Group Interest..........................................................................................             4
Inter-Group Interest Fraction.................................................................................            12
Interested Shareholder........................................................................................            48
Liquidation Unit..............................................................................................             2
Market Capitalization.........................................................................................       II-A-16
Market Value..................................................................................................       II-A-16
Market Value Ratio of the CarMax Stock to the Circuit City Stock..............................................       II-A-16
Market Value Ratio of the Circuit City Stock to the CarMax Stock..............................................       II-A-17
Net Proceeds..................................................................................................            35
Number of Shares Issuable with Respect to the Inter-Group Interest............................................            12
NYSE..........................................................................................................             2
Outstanding CarMax Fraction...................................................................................            12
Ownership Trigger Date........................................................................................            46
1994 Plan.....................................................................................................            52
Performance Criteria..........................................................................................            56


                                                                                                                 PAGE ON WHICH
                                                                                                                 TERM IS DEFINED
                                                                                                                 IN THE PROXY
        TERM                                                                                                     STATEMENT
     ----------                                                                                                 ---------------
Principal Economic Terms......................................................................................            47
Publicly Traded...............................................................................................       II-A-18
Redemption Price..............................................................................................            47
Related Business Transaction..................................................................................            35
Restated Rights Agreement.....................................................................................            46
Rights........................................................................................................            46
Series E Purchase Price.......................................................................................            46
Series F Purchase Price.......................................................................................            46
Special Meeting...............................................................................................             1
Supplement....................................................................................................             1
Trading Day...................................................................................................       II-A-18
VSCA..........................................................................................................             2

                           CIRCUIT CITY STORES, INC.
                               9950 Mayland Drive
                            Richmond, Virginia 23233
                                 (804) 527-4000

                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                        SPECIAL MEETING OF SHAREHOLDERS

     This Proxy Statement, mailed to shareholders on or about            , 1996,
is furnished in connection with the solicitation by Circuit City Stores, Inc. (the "Company") of proxies in the accompanying form from holders of outstanding shares of the Company's common stock, par value $.50 per share (the "Existing Common Stock"), for use at a special meeting of shareholders to be held at
a.m. Eastern Time, on            , 1997 at the
                                 , and at any adjournments thereof (the "Special
Meeting"). For an index indicating the pages on which certain terms used in this Proxy Statement are defined, see "Glossary of Defined Terms" located immediately following the Table of Contents of this Proxy Statement.

     At the Special Meeting, holders of the Existing Common Stock will be asked to consider and approve a proposal (the "CarMax Stock Proposal") to authorize certain amendments as set forth in Annex II-A (the "CarMax Stock Proposal Amendments") to the Company's Amended and Restated Articles of Incorporation (the "Articles"), in order to effect a comprehensive plan that will result in a restructuring of the Existing Common Stock into two new series of Common Stock intended to reflect separately the performance of the Company's two main businesses -- its consumer electronics and appliances retail business, including the Circuit City Group's interest in the CarMax Group (the "Circuit City Group"), and its used- and new-car retail business (the "CarMax Group"), without diminishing the benefits of remaining a single company. The Circuit City Group and CarMax Group are sometimes referred to herein collectively as the "Groups" and individually as a "Group."

     The key elements of this plan are as follows:

     (Bullet) A new series of Common Stock to be called Circuit City Stores,
              Inc. -- CarMax Group Common Stock, par value $.50 per share ("CarMax Stock"), which is intended to reflect separately the performance of the CarMax Group, would be created. Subject to approval by the Company's shareholders of the CarMax Stock Proposal and prevailing market conditions, the Company currently plans to offer to the public for cash shares of CarMax Stock which would initially represent 15% to 20% of the equity value of the CarMax Group, as determined by the Board of Directors (the "CarMax Stock Offering"). The net proceeds of the CarMax Stock Offering would be used to finance part of the Company's expansion plans for the CarMax Group and to repay the CarMax Group's allocated portion of Company indebtedness. Upon completion of the CarMax Stock Offering, the Circuit City Group would hold the balance of the equity value of the CarMax Group.

     (Bullet) Each share of the Existing Common Stock would be redesignated as one share of a new series of Common Stock to be called Circuit City Stores, Inc. -- Circuit City Group Common Stock, par value $.50 per share ("Circuit City Stock"), which is intended to reflect separately the performance of the Circuit City Group, including the Circuit City Group's interest in the CarMax Group.

     Prior to the Special Meeting, the Company intends to distribute to all shareholders a supplement (the "Supplement") to these proxy materials setting forth certain additional information regarding the CarMax Stock Offering, including the number of shares anticipated to be sold, the anticipated range of prices at which the shares would be sold and the amount of net proceeds expected to be raised.

     The Board of Directors currently intends to pay dividends on the Circuit City Stock at a quarterly rate of 3.5(cents) per share, which is equal to the current quarterly dividend rate on the Existing Common Stock. With regard to the CarMax Stock, the Board of Directors currently intends to retain future earnings, if any, for the development of the business of the CarMax Group and does not currently anticipate paying dividends on the CarMax Stock in the foreseeable future. Dividends will be payable when, as and if declared by the Board of Directors (i) on the Circuit City Stock out of the lesser of assets of the Company legally available therefor and the Circuit City Group Available Dividend Amount and (ii) on the CarMax Stock out of the lesser of assets of the Company legally available therefor and the CarMax Group Available Dividend Amount. The applicable Available Dividend Amount is intended to be similar, on a per share basis, to the amount of assets that would be available for the payment of dividends under Virginia law if the applicable Group were a separate company.

     The Company may convert at any time each share of one series of Common Stock into a number of shares of the other series equal to 115% of the ratio of the average market value of the shares of the series being converted to the average market value of the other series of Common Stock, calculated on a time-weighted basis. In the event of a disposition by the Company of all or substantially all of the properties and assets of a Group, the Company will, subject to certain conditions, be required to (i) subject to the limitations on dividends described above, pay a dividend on the series of Common Stock relating to such Group, (ii) to the extent of legally available assets redeem shares of such series of Common Stock, in the case of any such dividend or redemption, in an amount equal to the proportionate interest of the holders of such series in the Fair Value of the Net Proceeds of such disposition, or (iii) convert each outstanding share of such series of Common Stock into a number of shares of the series of Common Stock relating to the other Group equal to 110% of the ratio of the average market value of the shares of the series being converted to the average market value of the other series of Common Stock. If all of the assets and liabilities attributed to a Group are held by one or more wholly owned subsidiaries of the Company, the Company may redeem the shares of the series of Common Stock relating to such Group for shares of such subsidiaries. The relative voting power of shares of Circuit City Stock and CarMax Stock will fluctuate from time to time, with each share of Circuit City Stock having one vote and each share of CarMax Stock having a variable vote, based upon the time-weighted relative market values of one share of Circuit City Stock and one share of CarMax Stock. The rights of the holders of Circuit City Stock and CarMax Stock upon a liquidation, dissolution or termination of the Company will be in proportion to the respective per share liquidation units of such series (each, a "Liquidation Unit"). Each share of Circuit City Stock will have one Liquidation Unit and each share of CarMax Stock will have .__ of a Liquidation Unit. The Liquidation Units of Circuit City Stock and CarMax Stock were determined by the Company and are based upon, among other factors, each Group's initial level of debt and equity capitalization, each Group's recent historical financial performance, the market prices of shares of comparable companies that are publicly traded and the current state of the markets for public offerings and other stock transactions. These features, as well as other special considerations, are discussed under "Risk Factors" and "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax Stock."

     Holders of Circuit City Stock and CarMax Stock will be shareholders of the Company and will be subject to the risks associated with an investment in the Company and all of its businesses, assets and liabilities. Financial effects that arise from either Group and affect the Company's results of operations or financial condition could, if significant, affect the results of operations or financial condition of the other Group or the market price of the series of Common Stock relating to the other Group and reduce the assets of the Company legally available for payment of future dividends on such other series of Common Stock. When evaluating the CarMax Stock Proposal, shareholders of the Company should be aware of certain risk factors relating thereto. See "Risk Factors."

     The Existing Common Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"); however, there has been no prior market for Circuit City Stock or CarMax Stock. The NYSE has approved, subject to official notice of issuance, the redesignation of the Existing Common Stock as Circuit City Stock and the listing of the CarMax Stock. See "Proposal 1 -- The CarMax Stock Proposal -- Stock Exchange Listings."

     Shareholders also will be asked to consider and approve three related proposals that would (i) amend the Company's Articles to increase the number of shares of Common Stock authorized for issuance from 250,000,000 to 350,000,000 in order to provide greater assurance that a sufficient number of shares would be available in the event of a conversion of one series of Common Stock into the other series ("Proposal 2"); (ii) amend the Company's 1994 Stock Incentive Plan to authorize the granting of stock awards in either Circuit City Stock or CarMax Stock, or both, to reserve shares of CarMax Stock for issuance pursuant to awards made under such plan and to permit the conversion of certain existing options into options to acquire shares of CarMax Stock ("Proposal 4"); and (iii) amend the Company's Annual Performance Based Bonus Plan to permit awards under such plan to be based on designated criteria related to the performance of each Group ("Proposal 5"). Finally, shareholders will also be asked to consider and approve an unrelated proposal ("Proposal 3") that would amend the Company's Articles (i) to conform certain provisions thereof to the current provisions of the Virginia Stock Corporation Act (the "VSCA") and (ii) to delete certain provisions thereof that have expired (the "Additional Amendments").

     If the CarMax Stock Proposal is approved by the shareholders, the Company, prior to the delivery of the shares of CarMax Stock sold in the CarMax Stock Offering, will file with the Virginia State Corporation Commission Articles of Amendment to effect the CarMax Stock Proposal Amendments. At any time prior to such filing with the Virginia State Corporation Commission, including after adoption of the CarMax Stock Proposal by the Company's shareholders, the Board of Directors may abandon the CarMax Stock Proposal without further action by the shareholders. Proposals 2, 4 and 5 will not be implemented unless the CarMax Stock Proposal is approved by shareholders and implemented by the Board of Directors.

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF THE CARMAX STOCK PROPOSAL, INCLUDING THE CARMAX STOCK PROPOSAL AMENDMENTS WHICH CONSTITUTE A PART THEREOF, AND PROPOSALS 2 THROUGH 5 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS.

     Shareholders should note that, if the CarMax Stock Proposal is approved and the Existing Common Stock is redesignated as Circuit City Stock, holders will not have to send in their certificates representing shares of Existing Common Stock to be exchanged for certificates representing shares of Circuit City Stock. DO NOT MAIL YOUR EXISTING COMMON STOCK CERTIFICATES TO EITHER THE COMPANY OR ITS TRANSFER AGENT IN CONNECTION WITH THESE TRANSACTIONS.

                         SUMMARY COMPARISON OF TERMS OF
                      EXISTING COMMON STOCK WITH TERMS OF
                      CIRCUIT CITY STOCK AND CARMAX STOCK

     THE FOLLOWING IS A COMPARISON OF THE EXISTING COMMON STOCK AND THE PROPOSED CIRCUIT CITY STOCK AND CARMAX STOCK. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED IN THIS PROXY STATEMENT AND THE ANNEXES HERETO. SEE "PROXY STATEMENT SUMMARY," "RISK FACTORS," "PROPOSAL
1 -- THE CARMAX STOCK PROPOSAL -- CERTAIN MANAGEMENT AND ALLOCATION POLICIES" AND " -- DESCRIPTION OF CIRCUIT CITY STOCK AND CARMAX STOCK." UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS SUMMARY HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS PROXY STATEMENT. SEE "GLOSSARY OF DEFINED TERMS" LOCATED IMMEDIATELY FOLLOWING THE TABLE OF CONTENTS OF THIS PROXY STATEMENT. SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT AND THE ANNEXES HERETO IN THEIR ENTIRETY.

                                                                       THE CARMAX STOCK PROPOSAL
                        EXISTING COMMON     --------------------------------------------------------------------------------
                             STOCK                    CIRCUIT CITY STOCK                          CARMAX STOCK
                      --------------------  ---------------------------------------  ---------------------------------------

BUSINESS:             All businesses of     The Circuit City Group is generally      The CarMax Group is generally comprised
                      the Company.          comprised of (i) the Company's consumer  of the Company's used- and new-car
                                            electronics and appliances retail        retail business, including its related
                                            business, (ii) an interest in the        vehicle financing operations.
                                            CarMax Group (the "Inter-Group
                                            Interest"), which excludes the interest
                                            represented by any outstanding shares
                                            of CarMax Stock, and (iii) all other
                                            businesses in which the Company or any
                                            of its subsidiaries may be engaged
                                            (other than those comprising the CarMax
                                            Group).

ISSUANCE:             --                    Prior to the delivery of the CarMax      Subject to approval by the shareholders
                                            Stock in the CarMax Stock Offering,      of the CarMax Stock Proposal and to
                                            each outstanding share of Existing       prevailing market conditions, the
                                            Common Stock will be redesignated as     Company currently plans to offer to the
                                            one share of Circuit City Stock.         public for cash in the CarMax Stock
                                                                                     Offering shares of CarMax Stock which
                                                                                     will initially represent 15% to 20% of
                                                                                     the equity value of the CarMax Group,
                                                                                     as determined by the Board of
                                                                                     Directors. The Company plans to use the
                                                                                     net proceeds of the CarMax Stock
                                                                                     Offering to finance part of its
                                                                                     expansion plans for the CarMax Group
                                                                                     and to repay the CarMax Group's
                                                                                     allocated portion of Company
                                                                                     indebtedness. Immediately after the
                                                                                     consummation of the CarMax Stock
                                                                                     Offering, the Circuit City Group will
                                                                                     hold the balance of the equity value of
                                                                                     the CarMax Group. The Company retains
                                                                                     the ability to offer a greater or
                                                                                     lesser percentage of the equity value
                                                                                     of the CarMax Group depending on market
                                                                                     conditions and other circumstances that
                                                                                     may exist at the time of the CarMax
                                                                                     Stock Offering.

                                                                       THE CARMAX STOCK PROPOSAL
                        EXISTING COMMON     --------------------------------------------------------------------------------
                             STOCK                    CIRCUIT CITY STOCK                          CARMAX STOCK
                      --------------------  ---------------------------------------  ---------------------------------------
LISTING:              NYSE under the        The NYSE has approved, subject to        The NYSE has approved, subject to
                      symbol "CC."          official notice of issuance, the         official notice of issuance, the
                                            redesignation of the Existing Common     listing of the CarMax Stock under the
                                            Stock as Circuit City Stock, which will  symbol "  "
                                            continue to trade under the symbol
                                            "CC."

DIVIDENDS:            The Company's         The Company currently intends to pay     The Company currently does not intend
                      quarterly dividend    dividends on the Circuit City Stock at   to pay dividends on the CarMax Stock.
                      rate is currently     an initial quarterly rate of 3.5(cents)
                      3.5(cents) per share  per share, which is equal to the
                      of Existing Common    quarterly dividend rate on the
                      Stock. Dividends are  Company's Existing Common Stock.
                      payable out of all
                      assets of the
                      Company legally
                      available for
                      dividends.

                      Dividends on the      Dividends on the Circuit City Stock      Dividends on the CarMax Stock will be
                      Existing Common       will be paid at the discretion of the    paid at the discretion of the Board of
                      Stock are limited to  Board of Directors based primarily upon  Directors based primarily upon the
                      legally available     the financial condition, results of      financial condition, results of
                      assets under          operations and business requirements of  operations and business requirements of
                      Virginia law and are  the Circuit City Group and the Company   the CarMax Group and the Company as a
                      payable at the        as a whole. The Board of Directors       whole. Dividends will be payable out of
                      discretion of the     believes that implementation of the      the lesser of (i) the assets of the
                      Board of Directors    CarMax Stock Proposal would not          Company legally available for the
                      based primarily upon  adversely affect the Company's ability   payment of dividends and (ii) the
                      the financial         to pay dividends on the Circuit City     CarMax Group Available Dividend Amount.
                      condition, results    Stock. Dividends will be payable out of
                      of operations and     the lesser of (i) the assets of the
                      business              Company legally available for the
                      requirements of the   payment of dividends and (ii) the
                      Company.              Circuit City Group Available Dividend
                                            Amount.

                                            The Circuit City Group Available         The CarMax Group Available Dividend
                                            Dividend Amount is intended to be        Amount is intended to be similar to the
                                            similar to the amount of assets that     amount of assets that would be
                                            would be available for payment of        available for payment of dividends on
                                            dividends on the Circuit City Stock      the CarMax Stock under the VSCA if the
                                            under the VSCA if the Circuit City       CarMax Group were a separate company.
                                            Group were a separate company.

                                                                       THE CARMAX STOCK PROPOSAL
                        EXISTING COMMON     --------------------------------------------------------------------------------
                             STOCK                    CIRCUIT CITY STOCK                          CARMAX STOCK
                      --------------------  ---------------------------------------  ---------------------------------------
                                            The Board of Directors, subject to the   The Board of Directors, subject to the
                                            limitations set forth above, may, in     limitations set forth above, may, in
                                            its sole discretion, declare and pay     its sole discretion, declare and pay
                                            dividends exclusively on the Circuit     dividends exclusively on the CarMax
                                            City Stock, exclusively on the CarMax    Stock, exclusively on the Circuit City
                                            Stock or on both such series of Common   Stock or on both such series of Common
                                            Stock, in equal or unequal amounts,      Stock, in equal or unequal amounts,
                                            notwithstanding the relative amounts of  notwithstanding the relative amounts of
                                            the Circuit City Group Available         the CarMax Group Available Dividend
                                            Dividend Amount and the CarMax Group     Amount and the Circuit City Group
                                            Available Dividend Amount, the amount    Available Dividend Amount, the amount
                                            of prior dividends declared on each      of prior dividends declared on each
                                            series, the respective voting or         series, the respective voting or
                                            liquidation rights of each series or     liquidation rights of each series or
                                            any other factor.                        any other factor.

VOTING RIGHTS:        One vote per share.   Except as otherwise described herein,    Except as otherwise described herein,
                                            the holders of Circuit City Stock and    the holders of CarMax Stock and Circuit
                                            CarMax Stock will vote together as a     City Stock will vote together as a
                                            single voting group. The Circuit City    single voting group. Each share of
                                            Stock will have one vote per share.      CarMax Stock will have a variable vote
                                                                                     equal to the ratio of the time-weighted
                                                                                     average Market Value of one share of
                                                                                     CarMax Stock to the time-weighted
                                                                                     average Market Value of one share of
                                                                                     Circuit City Stock, calculated over the
                                                                                     20-Trading Day period ending 10 Trading
                                                                                     Days prior to the record date, and may
                                                                                     have more than, less than or exactly
                                                                                     one vote per share.

                                            Because each share of CarMax Stock will  Because each share of CarMax Stock will
                                            have a variable number of votes based    have a variable number of votes, the
                                            upon a ratio of the time-weighted        relative voting power per share of
                                            average Market Value of one share of     CarMax Stock and Circuit City Stock
                                            CarMax Stock to the time-weighted        will fluctuate.
                                            average Market Value of one share of
                                            Circuit City Stock, the relative voting
                                            power per share of Circuit City Stock
                                            and CarMax Stock will fluctuate.

                                                                       THE CARMAX STOCK PROPOSAL
                        EXISTING COMMON     --------------------------------------------------------------------------------
                             STOCK                    CIRCUIT CITY STOCK                          CARMAX STOCK
                      --------------------  ---------------------------------------  ---------------------------------------
RIGHTS ON             None.                 If the Company disposes of all or        If the Company disposes of all or
DISPOSITION:                                substantially all of the properties and  substantially all of the properties and
                                            assets attributed to the Circuit City    assets attributed to the CarMax Group
                                            Group (I.E., 80% or more on a current    (I.E., 80% or more on a current market
                                            market value basis), other than in a     value basis), other than in a
                                            transaction in which the Company         transaction in which the Company
                                            receives primarily equity securities of  receives primarily equity securities of
                                            an entity engaged or proposing to        an entity engaged or proposing to
                                            engage primarily in a business similar   engage primarily in a business similar
                                            or complementary to the business of the  or complementary to the business of the
                                            Circuit City Group, the Company must     CarMax Group, the Company must either
                                            either (i) distribute to holders of      (i) distribute to holders of CarMax
                                            Circuit City Stock an amount in cash     Stock an amount in cash and/or
                                            and/or securities or other property      securities or other property equal to
                                            equal to the Fair Value of the Net       their proportionate interest in the
                                            Proceeds of such disposition, either by  Fair Value of the Net Proceeds of such
                                            special dividend or by redemption of     disposition, either by special dividend
                                            all or part of the outstanding shares    or by redemption of all or part of the
                                            of Circuit City Stock, or (ii) convert   outstanding shares of CarMax Stock, or
                                            each share of Circuit City Stock into a  (ii) convert each share of CarMax Stock
                                            number of shares of CarMax Stock equal   into a number of shares of Circuit City
                                            to 110% of the ratio of the average      Stock equal to 110% of the ratio of the
                                            Market Value of one share of Circuit     average Market Value of one share of
                                            City Stock to the average Market Value   CarMax Stock to the average Market
                                            of one share of CarMax Stock,            Value of one share of Circuit City
                                            calculated over the 10-Trading Day       Stock, calculated over the 10-Trading
                                            period beginning on the 16th Trading     Day period beginning on the 16th
                                            Day after consummation of the            Trading Day after consummation of the
                                            disposition transaction.                 disposition transaction.

                                            The Company may, at any time prior to    The Company may, at any time prior to
                                            the first anniversary of a dividend on,  the first anniversary of a dividend on,
                                            or partial redemption of, shares of      or partial redemption of, shares of
                                            Circuit City Stock following a           CarMax Stock following a disposition of
                                            disposition of all or substantially all  all or substantially all of the of the properties and assets attributed  properties and assets attributed to the to the Circuit City Group, convert each  CarMax Group, convert each remaining
                                            remaining outstanding share of Circuit   outstanding share of CarMax Stock into
                                            City Stock into a number of shares of    a number of shares of Circuit City
                                            CarMax Stock equal to 110% of the ratio  Stock equal to 110% of the ratio of the
                                            of the time-weighted average Market      time- weighted average Market Value of
                                            Value of one share of Circuit City       one share of CarMax Stock to the
                                            Stock to the time-weighted average       time-weighted average Market Value of
                                            Market Value of one share of CarMax      one share of Circuit City Stock,
                                            Stock, calculated over the 20-Trading    calculated over the 20-Trading Day
                                            Day period ending five Trading Days      period ending five Trading Days prior
                                            prior to the date of the notice of such  to the date of the notice of such
                                            conversion.                              conversion.

                                                                       THE CARMAX STOCK PROPOSAL
                        EXISTING COMMON     --------------------------------------------------------------------------------
                             STOCK                    CIRCUIT CITY STOCK                          CARMAX STOCK
                      --------------------  ---------------------------------------  ---------------------------------------
SALES OF LESS THAN    --                    The proceeds from any disposition of     The proceeds from any disposition of
SUBSTANTIALLY ALL OF                        assets that do not comprise all or       assets that do not comprise all or
THE ASSETS OF A                             substantially all of the properties and  substantially all of the properties and
GROUP:                                      assets attributed to the Circuit City    assets attributed to the CarMax Group
                                            Group will be assets attributed to the   will be assets attributed to the CarMax
                                            Circuit City Group and used for its      Group and used for its benefit, subject
                                            benefit, subject to the policies         to the policies described under
                                            described under "Proposal 1 -- The       "Proposal 1 -- The CarMax Stock
                                            CarMax Stock Proposal -- Certain         Proposal -- Certain Management and
                                            Management and Allocation Policies."     Allocation Policies."

CONVERSION AT OPTION  None.                 The Company may, at any time, convert    The Company may, at any time, convert
OF COMPANY:                                 each share of Circuit City Stock into a  each share of CarMax Stock into a
                                            number of shares of CarMax Stock equal   number of shares of Circuit City Stock
                                            to 115% of the ratio of the              equal to 115% of the ratio of the
                                            time-weighted average Market Value of    time-weighted average Market Value of
                                            one share of Circuit City Stock to the   one share of CarMax Stock to the
                                            time-weighted average Market Value of    time-weighted average Market Value of
                                            one share of CarMax Stock, calculated    one share of Circuit City Stock,
                                            over the 20-Trading Day period ending    calculated over the 20-Trading Day
                                            five Trading Days prior to the date of   period ending five Trading Days prior
                                            notice of such conversion.               to the date of notice of such
                                                                                     conversion.

                                            The ratio of the Market Value of one     The ratio of the Market Value of one
                                            share of Circuit City Stock to one       share of CarMax Stock to one share of
                                            share of CarMax Stock could be           Circuit City Stock could be influenced
                                            influenced by many factors, including    by many factors, including the results
                                            the results of operations of the         of operations of the Company and each
                                            Company and each of the Groups, trading  of the Groups, trading volume, share volume, share issuances and repurchases  issuances and repurchases and general
                                            and general economic and market          economic and market conditions.
                                            conditions.

REDEMPTION IN         None.                 The Company may redeem the Circuit City  The Company may redeem the CarMax Stock
EXCHANGE FOR STOCK                          Stock for all of the shares of the       for a number of shares of one or more
OF SUBSIDIARY:                              common stock of one or more wholly       wholly owned subsidiaries of the
                                            owned subsidiaries of the Company that   Company that hold all of the assets and
                                            hold all of the assets and liabilities   liabilities attributed to the CarMax
                                            attributed to the Circuit City Group.    Group equal to the proportionate
                                            If at the time of any such redemption    interest in the CarMax Group
                                            the Circuit City Group holds an          represented by the outstanding CarMax
                                            Inter-Group Interest in the CarMax       Stock.
                                            Group, the Company also will issue
                                            shares of CarMax Stock in respect of
                                            the Inter-Group Interest either to the
                                            holders of the Circuit City Stock or to
                                            one or more of such subsidiaries.

                                                                       THE CARMAX STOCK PROPOSAL
                        EXISTING COMMON     --------------------------------------------------------------------------------
                             STOCK                    CIRCUIT CITY STOCK                          CARMAX STOCK
                      --------------------  ---------------------------------------  ---------------------------------------
LIQUIDATION:          Holders of Existing   Holders of Circuit City Stock will be    Holders of CarMax Stock will be
                      Common Stock are      entitled to a portion of the assets      entitled to a portion of the assets
                      entitled to receive   remaining for distribution to holders    remaining for distribution to holders
                      the net assets of     of Common Stock on a per share basis in  of Common Stock on a per share basis in the Company, if any,  proportion to the Liquidation Units per  proportion to the Liquidation Units per
                      remaining for         share of Circuit City Stock. Each share  share of CarMax Stock. Each share of
                      distribution to       of Circuit City Stock will have one      CarMax Stock will have . of a
                      holders of Existing   Liquidation Unit, subject to adjustment  Liquidation Unit, subject to adjustment
                      Common Stock.         if shares of either series are           if shares of either series are
                                            subdivided, combined or distributed as   subdivided, combined or distributed as
                                            a dividend.                              a dividend.

CERTAIN MANAGEMENT    --                    The Company intends to follow certain    The Company intends to follow certain
AND ALLOCATION                              policies with respect to the allocation  policies with respect to the allocation
POLICIES:                                   to the Groups of principal corporate     to the Groups of principal corporate
                                            activities, including (i) the            activities, including (i) the
                                            centralized management of most           centralized management of most
                                            financial activities, including the      financial activities, including the
                                            investment of surplus cash, the          investment of surplus cash, the
                                            issuance and repayment of short-term     issuance and repayment of short-term
                                            and long-term debt and the issuance and  and long-term debt and the issuance and repurchase of any Preferred Stock, (ii)  repurchase of any Preferred Stock, (ii)
                                            the allocation of Company indebtedness   the allocation of Company indebtedness
                                            or, if issued, Preferred Stock either    or, if issued, Preferred Stock either
                                            between the Groups or in its entirety    between the Groups or in its entirety
                                            to one Group, (iii) the accounting for   to one Group, (iii) the accounting for
                                            transfers of cash or other property      transfers of cash or other property
                                            from one Group to the other Group, (iv)  from one Group to the other Group, (iv)
                                            the financial impacts of issuances of    the financial impacts of issuances of
                                            additional shares of Circuit City Stock  additional shares of CarMax Stock or
                                            or CarMax Stock, (v) the allocation of   Circuit City Stock, (v) the allocation
                                            corporate general and administrative     of corporate general and administrative
                                            costs, and (vi) the allocation of        costs, and (vi) the allocation of
                                            federal income taxes and tax benefits.   federal income taxes and tax benefits.

                                                                       THE CARMAX STOCK PROPOSAL
                        EXISTING COMMON     --------------------------------------------------------------------------------
                             STOCK                    CIRCUIT CITY STOCK                          CARMAX STOCK
                      --------------------  ---------------------------------------  ---------------------------------------
SHAREHOLDERS OF ONE   --                    Holders of Circuit City Stock will       Holders of CarMax Stock will continue
COMPANY:                                    continue to be subject to the risks      to be subject to the risks associated
                                            associated with an investment in the     with an investment in the Company and
                                            Company and all of its businesses,       all of its businesses, assets and
                                            assets and liabilities. Financial        liabilities. Financial effects arising
                                            effects arising from the CarMax Group    from the Circuit City Group that affect
                                            that affect the Company's results of     the Company's results of operations or
                                            operations or financial condition        financial condition could, if
                                            could, if significant, affect the        significant, affect the results of
                                            results of operations or financial       operations or financial position of the
                                            position of the Circuit City Group or    CarMax Group or the market price of the
                                            the market price of the Circuit City     CarMax Stock.
                                            Stock.

                                            Any net losses of the Circuit City       Any net losses of the CarMax Group or
                                            Group or the CarMax Group, and           the Circuit City Group, and dividends
                                            dividends or distributions on, or        or distributions on, or repurchases of,
                                            repurchases of, Circuit City Stock,      CarMax Stock, Circuit City Stock or any
                                            CarMax Stock or any Preferred Stock,     Preferred Stock, will reduce the assets
                                            will reduce the assets of the Company    of the Company legally available for
                                            legally available for payment of future  payment of future dividends on the dividends on the Circuit City Stock and  CarMax Stock and the Circuit City
                                            the CarMax Stock.                        Stock.

                            PROXY STATEMENT SUMMARY

     THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. REFERENCE IS MADE TO, AND THIS PROXY STATEMENT SUMMARY IS QUALIFIED IN ITS ENTIRETY BY, THE MORE DETAILED INFORMATION CONTAINED IN THIS PROXY STATEMENT AND THE ANNEXES HERETO. AS USED HEREIN, "COMPANY" MEANS THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES, UNLESS THE CONTEXT OTHERWISE REQUIRES. UNLESS OTHERWISE INDICATED, REFERENCES HEREIN ARE TO FISCAL YEARS AND QUARTERS OF THE COMPANY. UNLESS OTHERWISE DEFINED HEREIN, CAPITALIZED TERMS USED IN THIS PROXY STATEMENT SUMMARY HAVE THE RESPECTIVE MEANINGS ASCRIBED TO THEM ELSEWHERE IN THIS PROXY STATEMENT. SEE "GLOSSARY OF DEFINED TERMS" LOCATED IMMEDIATELY FOLLOWING THE TABLE OF CONTENTS OF THIS PROXY STATEMENT. SHAREHOLDERS ARE URGED TO READ THIS PROXY STATEMENT AND THE ANNEXES HERETO IN THEIR ENTIRETY.

                                SPECIAL MEETING

     This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors in the
enclosed form for use at the Special Meeting to be held on               , 1997,
at 10:00 a.m., Eastern Time, at                  ,                ,
            . Only holders of record of Existing Common Stock, as of the close
of business on               , 1996, are entitled to notice of and to vote at
the Special Meeting. The Special Meeting will be held to consider the CarMax Stock Proposal and Proposals 2 through 5.

     The affirmative vote of the holders of a majority of the outstanding shares of Existing Common Stock will be required to approve (i) the CarMax Stock Proposal Amendments to permit implementation of the CarMax Stock Proposal, (ii) the amendment to the Articles reflected in Proposal 2 and (iii) the Additional Amendments reflected in Proposal 3. The amendments to the 1994 Stock Incentive Plan (Proposal 4) and the amendments to the Annual Performance Based Bonus Plan (Proposal 5) will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

                           THE CARMAX STOCK PROPOSAL

GENERAL

     The shareholders of the Company are being asked to consider and approve the CarMax Stock Proposal, which, if approved, would authorize the CarMax Stock Proposal Amendments to the Articles set forth in Annex II-A hereto. Such amendments would, among other things:

          (i) provide for the issuance of the Company's Common Stock in series by action of the Board of Directors (the "Common Stock Authorization"), of which 125,000,000 million shares would initially be designated by the Board of Directors as Circuit City Stock and 125,000,000 million shares would initially be designated as CarMax Stock, with the preferences, limitations and relative rights thereof set forth in the Amendments and described herein, and

          (ii) redesignate each outstanding share of Existing Common Stock as one share of Circuit City Stock (the "Common Stock Redesignation").

     Subject to approval by the Company's shareholders of the CarMax Stock Proposal and prevailing market conditions, the Company currently plans to offer to the public for cash in the CarMax Stock Offering shares of CarMax Stock which would initially represent 15% to 20% of the equity value of the CarMax Group, as determined by the Board of Directors. The Company plans to use the net proceeds of the CarMax Stock Offering to finance part of its expansion plans for the CarMax Group and to repay the CarMax Group's allocated portion of Company indebtedness. The Circuit City Group will initially hold the balance of the equity value of the CarMax Group. The Company retains the ability to offer a greater or lesser percentage of the equity value of the CarMax Group depending on market conditions and other circumstances that may exist at the time of the CarMax Stock Offering.

     Prior to the Special Meeting, the Company intends to distribute to all shareholders entitled to vote at the meeting the Supplement setting forth certain additional information regarding the CarMax Stock Offering, including the number of shares anticipated to be sold, the anticipated range of prices at which the shares would be sold and the amount of net proceeds expected to be raised.

     The shares of CarMax Stock that the Company currently expects to issue in the CarMax Stock Offering will be issued for the account of the CarMax Group and the net proceeds thereof will be allocated to the CarMax Group. If shares representing more than 20% of the equity value of the CarMax Group are sold in the CarMax Stock Offering, the Company will identify the number, if any, of such additional shares issued for the account of the Circuit City Group and the number, if any, of such additional shares issued for the account of the CarMax Group. The net proceeds of any such additional shares would be allocated to the Circuit City Group, if such shares are issued for the account of the Circuit City Group, or allocated to the CarMax Group, if such shares are issued for the account of the CarMax Group.

     IF THE CARMAX STOCK PROPOSAL IS NOT APPROVED BY THE SHAREHOLDERS OR THE CARMAX STOCK OFFERING IS NOT CONSUMMATED, THE EXISTING COMMON STOCK WILL NOT BE REDESIGNATED AS CIRCUIT CITY STOCK AND THE CARMAX STOCK WILL NOT BE ISSUED.

     The authorized but unissued shares of Common Stock, including Circuit City Stock and CarMax Stock, would be available for issuance by the Company, from time to time, as determined by the Board of Directors, for any proper corporate purpose, which could include raising capital, paying stock dividends, providing compensation or benefits to employees or acquiring other companies or businesses. The approval of the shareholders of the Company will not be solicited by the Company for the issuance from the authorized but unissued shares of Common Stock of additional shares of Circuit City Stock or CarMax Stock (including from shares that were previously designated as part of the other series but are unissued) unless such approval is deemed advisable by the Board of Directors or is required by stock exchange regulations or under the VSCA.

RISK FACTORS

     When evaluating the CarMax Stock Proposal, shareholders should be aware of certain risk factors relating thereto. Such risk factors include: (i) the risks associated with an investment in the Company and all of its businesses, assets and liabilities; (ii) limited separate shareholder rights with respect to the two series of Common Stock; (iii) the lack of legal precedent with respect to the fiduciary duties of the board of directors of a company with two series of common stock, the rights of which are defined by reference to specified businesses of the Company; (iv) the potential diverging interests of two series of common stock; (v) the ability of the Board of Directors to change certain management and allocation policies without shareholder approval; (vi) the ability to transfer funds between the Groups; (vii) the effect of allocating financing costs between the Groups; (viii) the potential effects of a possible disposition of assets attributed to a Group; (ix) the Company's ability to issue authorized but unissued shares of Circuit City Stock or CarMax Stock without shareholder approval; (x) limitations on potential unsolicited acquisitions of either Group; and (xi) no assurances as to the market price of the Circuit City Stock or the CarMax Stock following the CarMax Stock Offering. For additional information with respect to the foregoing considerations, see "Risk Factors."

INTER-GROUP INTEREST OF CIRCUIT CITY GROUP IN CARMAX GROUP; OUTSTANDING CARMAX FRACTION

     The "Outstanding CarMax Fraction" means the percentage interest in the CarMax Group represented at any time by the outstanding shares of CarMax Stock, and the "Inter-Group Interest Fraction" means the remaining percentage interest in the CarMax Group that is attributed to the Circuit City Group. The sum of the Inter-Group Interest Fraction and the Outstanding CarMax Fraction will always equal 100%. The "Number of Shares Issuable with Respect to the Inter-Group Interest" means the number of shares of CarMax Stock that could be sold or otherwise issued by the Company for the account of the Circuit City Group in respect of the Inter-Group Interest. The Inter-Group Interest would not be represented by actual shares of CarMax Stock and could not be voted by the Circuit City Group.

     The shares of CarMax Stock that the Company expects to issue in the CarMax Stock Offering will be issued for the account of the CarMax Group. As a result, immediately after the CarMax Stock Offering, the Outstanding CarMax Fraction is expected to equal 15% to 20% and the Inter-Group Interest Fraction is expected to equal 80% to 85%. If shares representing a greater percentage of the equity value of the CarMax Group are sold in the CarMax Stock Offering, the Company will identify the number of such additional shares that is issued for the account of the Circuit City Group and the number of such additional shares that is issued for the account of the CarMax Group. In each case, the Outstanding CarMax Fraction would increase and the Inter-Group Interest Fraction would decrease accordingly. The Number of Shares Issuable with Respect to the Inter-Group Interest would be reduced as a result of the issuance of any such additional shares for the account of the Circuit City Group and would be unchanged as a result of the issuance of any such additional shares for the account of the CarMax Group.

     The Board of Directors has determined that 75,440,000 is the number of shares of CarMax Stock that, if issued, would initially represent 100% of the equity value of the CarMax Group. Such number was determined based on the historical and projected financial and operating information of the CarMax Group, the market prices of securities and certain financial and operating information of companies engaged in activities similar to those of the CarMax Group, prevailing equity market conditions and the desired range of the initial public offering price of the CarMax Stock. The number of shares of CarMax

Stock representing 100% of the equity value of the CarMax Group would increase as a result of the CarMax Stock Offering to the extent of the shares issued for the account of the CarMax Group. For example, if 20% of the equity value of the CarMax Group were issued in the CarMax Stock Offering, the 18,860,000 shares representing such percentage and issued to the public would cause the number of shares representing 100% of the equity value of the CarMax Group to increase to 94,300,000.

     At the time of any additional sale of CarMax Stock, the Board of Directors would, in its sole discretion, determine the allocation of the net proceeds of such sale between the Circuit City Group and the CarMax Group. The Board of Directors could allocate 100% of the net proceeds of a sale of CarMax Stock to the Circuit City Group or to the CarMax Group, in which event the net proceeds would be reflected entirely in the financial statements of the Group to which such proceeds would be allocated. If the net proceeds of any sale of CarMax Stock were allocated to the Circuit City Group in respect of its Inter-Group Interest, the Number of Shares Issuable with Respect to the Inter-Group Interest would be reduced, the Inter-Group Interest Fraction would accordingly also be reduced and the Outstanding Interest Fraction would be proportionately increased. If the net proceeds of any sale of CarMax Stock were allocated to the CarMax Group, the Number of Shares Issuable with Respect to the Inter-Group Interest would not be reduced, but the Inter-Group Interest Fraction would nonetheless be reduced, and the Outstanding Interest Fraction would increase accordingly.

     The Board of Directors reserves the right to issue shares of CarMax Stock as a distribution on the Circuit City Stock, although it has no current intention to do so. Such a distribution would be treated as a distribution of shares issuable with respect to the Inter-Group Interest and, as a result, the Number of Shares Issuable with Respect to the Inter-Group Interest would decrease by the number of shares distributed to the holders of Circuit City Stock, resulting in a reduction in the Inter-Group Interest Fraction and a proportionate increase in the Outstanding CarMax Fraction.

     Cash or other property allocated to the Circuit City Group that is contributed as additional equity to the CarMax Group would increase the Number of Shares Issuable with Respect to the Inter-Group Interest (based on the then current Market Value of shares of CarMax Stock), and, accordingly, would increase the Inter-Group Interest Fraction and decrease the Outstanding CarMax Fraction. Cash or other property allocated to the CarMax Group that is transferred to the Circuit City Group would, if so determined by the Board of Directors, decrease the Number of Shares Issuable with Respect to the Inter-Group Interest (based on the then current Market Value of shares of CarMax Stock) and, accordingly, would decrease the Inter-Group Interest Fraction and increase the Outstanding CarMax Fraction. The Board of Directors could determine, in its sole discretion, to make such contribution or transfer after consideration of a number of factors, including, among others, the financing needs and objectives of the recipient Group, the investment objectives of the transferring Group, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions.

     The CarMax Group cannot acquire an Inter-Group Interest in the Circuit City Group.

     For a further discussion and illustration of the calculation of the Inter-Group Interest Fraction, the Outstanding CarMax Fraction and the Number of Shares Issuable with Respect to the Inter-Group Interest and the effects thereon of dividends on, and issuances and repurchases of, shares of CarMax Stock, and transfers of cash or other property attributed to one Group to the other Group, see "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax Stock -- Inter-Group Interest" and "Illustrations of Certain Terms" in Annex I hereto.

REASONS FOR THE CARMAX STOCK PROPOSAL

     The CarMax Stock Proposal was adopted by the Board of Directors following its review of various alternatives for raising additional capital to finance the Company's expansion plans for the CarMax Group. The Board of Directors believes the historical price performance of the Existing Common Stock fails to reflect adequately the value associated with the CarMax Group, thus preventing the Company's shareholders from realizing the full value of their shares. The CarMax Stock Proposal will permit separate market valuations of the Circuit City Group and the CarMax Group. It will also (i) allow the Company to preserve financial, strategic and operational benefits it currently enjoys as a single company, (ii) provide the Company with an additional equity security that can be used to raise capital and can be issued in connection with acquisitions and investments, (iii) maintain flexibility that would not be available if the two Groups were separate legal entities and (iv) provide a better framework to structure for employees of each Group incentive plans that can be tied directly to both the business results and the stock price performance of the Group in which they are employed.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF THE CARMAX STOCK PROPOSAL (INCLUDING THE AMENDMENTS TO THE ARTICLES THAT CONSTITUTE A PART THEREOF) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

DIVIDEND POLICY

     The Board of Directors currently intends to pay dividends on the Circuit City Stock at a quarterly rate of 3.5(cents) per share, which is equal to the quarterly dividend rate on the Company's Existing Common Stock. With regard to the CarMax Stock, the Board of Directors currently intends to retain future earnings, if any, for the development of the business of the CarMax Group and does not anticipate paying dividends on the CarMax Stock in the foreseeable future.

     While the Board of Directors does not currently intend to change the initial quarterly dividend rates or the dividend policies referred to above, it reserves the right to do so at any time and from time to time. Under the CarMax Stock Proposal and Virginia law, the Board of Directors would not be required to pay dividends in accordance with the foregoing dividend policies. For information concerning restrictions on the assets from which dividends on the Circuit City Stock and the CarMax Stock may be paid, see "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax
Stock -- Dividends."

DESCRIPTION OF CIRCUIT CITY STOCK AND CARMAX STOCK

     For a summary description of the Circuit City Stock and the CarMax Stock, see "Summary Comparison of Terms of Existing Common Stock with Terms of Circuit City Stock and CarMax Stock." For a detailed description of the Circuit City Stock and the CarMax Stock, see "Proposal 1 -- The CarMax Stock
Proposal -- Description of Circuit City Stock and CarMax Stock."

NO DISSENTERS' RIGHTS

     Under Virginia law, holders of shares of the Existing Common Stock will not have dissenters' rights in connection with the CarMax Stock Proposal.

TAX CONSIDERATIONS

     The Company has been advised by tax counsel that no gain or loss will be recognized by the Company on the issuance of CarMax Stock or on the Common Stock Redesignation or by its shareholders as a result of the Common Stock Redesignation; however, there are no court decisions bearing directly on transactions similar to the CarMax Stock Proposal, and the Internal Revenue Service (the "Service") has included the issuance of stock with characteristics similar to the Circuit City Stock and CarMax Stock among the transactions upon which it will not issue advance rulings. See "Proposal 1 -- The CarMax Stock Proposal -- Certain Federal Income Tax Considerations."

                               RELATED PROPOSALS

     At the Special Meeting, shareholders will also be asked to consider and approve three related proposals that would (i) amend the Company's Articles to increase the number of shares of Common Stock authorized for issuance from 250,000,000 to 350,000,000 in order to provide greater assurance that a sufficient number of shares would be available in the event of a conversion of one series of Common Stock into the other series (Proposal 2); (ii) amend the Company's 1994 Stock Incentive Plan to authorize the granting of stock awards in either Circuit City Stock or CarMax Stock, or both, to reserve shares of CarMax Stock for issuance pursuant to awards made under such plan and to permit the conversion of certain existing options into options to acquire shares of CarMax Stock (Proposal 4); and (iii) amend the Company's Annual Performance Based Bonus Plan to permit awards under such plan to be based on designated criteria related to the performance of each Group (Proposal 5). Proposals 2, 4 and 5 will not be implemented unless the CarMax Stock Proposal is approved by shareholders and implemented by the Board of Directors.

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF PROPOSALS 2, 4 AND 5 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 2, 4 AND 5.

                     ADDITIONAL AMENDMENTS TO THE ARTICLES

     At the Special Meeting, shareholders will also be asked to consider and approve the Additional Amendments (Proposal 3) which would amend the Articles
(i) to conform certain provisions thereof to the current provisions of the VSCA and (ii) to delete certain provisions thereof that have expired.

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

                         MARKET PRICES OF COMMON STOCK

     For information concerning market prices of the Existing Common Stock, see "Common Stock Price Range."

                              USE OF SERVICE MARKS

     The mark "Circuit City" used herein is a federally registered service mark of the Circuit City Group and the marks "CarMax," "MaxCare," "ValuMax" and "AutoMation" used herein are federally registered service marks of the CarMax Group.

                                  THE COMPANY

                      SUMMARY CONSOLIDATED FINANCIAL DATA

     The summary consolidated financial data presented below as of August 31, 1996, and for the six months ended August 31, 1996 and 1995 were derived from the Company's unaudited interim Consolidated Financial Statements set forth in Annex V hereto, which include all adjustments, consisting of normal recurring accruals, that the Company considers necessary to present fairly its financial position as of August 31, 1996, and its results of operations for these interim periods. Operating results for the six months ended August 31, 1996 are not necessarily indicative of the results that may be expected for the full year ending February 28, 1997. The summary consolidated financial data presented below as of February 29, 1996, and for each of the years in the three-year period ended February 29, 1996, were derived from the Company's Consolidated Financial Statements set forth in Annex V hereto, which have been audited by KPMG Peat Marwick LLP, independent auditors. The summary consolidated financial data should be read in conjunction with the Company's Consolidated Financial Statements, the Company's unaudited interim Consolidated Financial Statements, and the information in the Company's "Management's Discussion and Analysis of Results of Operations and Financial Condition" set forth in Annex V hereto.

                                                                 SIX MONTHS ENDED                   YEARS ENDED
                                                                    AUGUST 31,                   FEBRUARY 29 OR 28,
                                                                -------------------       --------------------------------
                                                                 1996         1995         1996         1995         1994
                                                                ------       ------       ------       ------       ------
(AMOUNTS IN MILLIONS)
RESULTS OF OPERATIONS
  Net sales and operating revenues........................      $3,382       $2,992       $7,029       $5,583       $4,131
  Cost of sales, buying and warehousing...................       2,624        2,304        5,394        4,198        3,025
                                                                ------       ------       ------       ------       ------
     Gross profit.........................................         758          688        1,635        1,385        1,106
                                                                ------       ------       ------       ------       ------
  Selling, general and administrative expenses............         669          575        1,323        1,106          892
  Interest expense........................................          11            8           25           10            5
                                                                ------       ------       ------       ------       ------
  Total expenses..........................................         680          583        1,348        1,116          897
                                                                ------       ------       ------       ------       ------
     Earnings before income taxes.........................          78          105          287          269          209
  Provision for income taxes..............................          30           39          108          101           77
                                                                ------       ------       ------       ------       ------
     Net earnings.........................................      $   48       $   66       $  179       $  168       $  132
                                                                ------       ------       ------       ------       ------
                                                                ------       ------       ------       ------       ------

                                                                 AS OF                  AS OF
                                                            AUGUST 31, 1996        FEBRUARY 29, 1996
                                                            ---------------        -----------------
BALANCE SHEET DATA
  Working capital.........................................      $  900                    $  905
  Total assets............................................       2,731                     2,526
  Total debt..............................................         606                       493
  Total stockholders' equity..............................       1,114                     1,064

                             THE CIRCUIT CITY GROUP

                             SUMMARY FINANCIAL DATA

     The summary financial data presented below as of August 31, 1996, for the six months ended August 31, 1996 and 1995 were derived from the Circuit City Group's unaudited interim Financial Statements set forth in Annex VI hereto, which include all adjustments, consisting of normal recurring accruals, that the Company considers necessary to present fairly the Group's financial position as of August 31, 1996, and its results of operations for these interim periods. Operating results for the six months ended August 31, 1996 are not necessarily indicative of the results that may be expected for the full year ending February 28, 1997. The summary financial data presented below as of February 29, 1996, and for each of the years in the three-year period ended February 29, 1996, were derived from the Circuit City Group's Financial Statements set forth in Annex VI hereto, which have been audited by KPMG Peat Marwick LLP, independent auditors. The summary financial data should be read in conjunction with the Circuit City Group's Financial Statements, the Circuit City Group's unaudited interim Financial Statements and the information in "Management's Discussion and Analysis of Results of Operations and Financial Condition" set forth in Annex VI hereto, as well as the Company's Consolidated Financial Statements, the Company's unaudited interim Consolidated Financial Statements, and the information in the Company's "Management's Discussion and Analysis of Results of Operations and Financial Condition" set forth in Annex V hereto.

                                                                 SIX MONTHS ENDED                   YEARS ENDED
                                                                    AUGUST 31,                   FEBRUARY 29 OR 28,
                                                                -------------------       --------------------------------
                                                                 1996         1995         1996         1995         1994
                                                                ------       ------       ------       ------       ------
(AMOUNTS IN MILLIONS)
RESULTS OF OPERATIONS
  Net sales and operating revenues........................      $3,125       $2,865       $6,753       $5,506       $4,114
  Cost of sales, buying and warehousing...................       2,390        2,188        5,142        4,126        3,010
                                                                ------       ------       ------       ------       ------
     Gross profit.........................................         735          677        1,611        1,380        1,104
                                                                ------       ------       ------       ------       ------
  Selling, general and administrative expenses............         647          562        1,294        1,095          887
  Interest expense........................................           9            6           21            9            5
                                                                ------       ------       ------       ------       ------
  Total expenses..........................................         656          568        1,315        1,104          892
                                                                ------       ------       ------       ------       ------
     Earnings before income taxes and Inter-Group Interest
       in the CarMax Group................................          79          109          296          276          212
  Provision for income taxes..............................          30           41          112          104           78
                                                                ------       ------       ------       ------       ------
     Earnings before Inter-Group Interest in the CarMax
       Group..............................................          49           68          184          172          134
  Net loss related to Inter-Group Interest in the CarMax
     Group................................................           1            2            5            4            2
                                                                ------       ------       ------       ------       ------
  Net earnings............................................      $   48       $   66       $  179       $  168       $  132
                                                                ------       ------       ------       ------       ------
                                                                ------       ------       ------       ------       ------


                                                                 AS OF                  AS OF
                                                            AUGUST 31, 1996        FEBRUARY 29, 1996
                                                            ---------------        -----------------
BALANCE SHEET DATA
  Working capital.........................................      $  867                    $  857
  Total assets............................................       2,600                     2,427
  Total debt..............................................         482                       396
  Group equity............................................       1,114                     1,064

                                THE CARMAX GROUP

                             SUMMARY FINANCIAL DATA

     The summary financial data presented below as of August 31, 1996, and for the six months ended August 31, 1996 and 1995 were derived from the CarMax Group's unaudited interim Financial Statements set forth in Annex VII hereto, which include all adjustments, consisting of normal recurring accruals, that the Company considers necessary to present fairly the Group's financial position as of August 31, 1996, and its results of operations for these interim periods. Operating results for the six months ended August 31, 1996 are not necessarily indicative of the results that may be expected for the full year ending February 28, 1997. The summary financial data presented below as of February 29, 1996, and for each of the years in the three-year period ended February 29, 1996, were derived from the CarMax Group's Financial Statements set forth in Annex VII hereto, which have been audited by KPMG Peat Marwick LLP, independent auditors. The summary financial data should be read in conjunction with the CarMax Group's Financial Statements, the CarMax Group's unaudited interim Financial Statements, and the information in "Management's Discussion and Analysis of Results of Operations and Financial Condition" set forth in Annex VII hereto, as well as the Company's Consolidated Financial Statements, the Company's unaudited interim Consolidated Financial Statements, and the information in the Company's "Management's Discussion and Analysis of Results of Operations and Financial Condition" set forth in Annex V hereto.

                                                                SIX MONTHS ENDED                   YEARS ENDED
                                                                   AUGUST 31,                   FEBRUARY 29 OR 28,
                                                                -----------------         ------------------------------
                                                                1996         1995         1996         1995         1994
                                                                ----         ----         ----         ----         ----
(AMOUNTS IN MILLIONS)
RESULTS OF OPERATIONS
  Net sales and operating revenues......................        $257         $128         $276         $ 77         $ 16
  Cost of sales.........................................         234          116          252           72           14
                                                                ----         ----         ----         ----         ----
     Gross profit.......................................          23           12           24            5            2
                                                                ----         ----         ----         ----         ----
  Selling, general and administrative expenses..........          22           13           29           11            5
  Interest expense......................................           2            2            4            1           --
                                                                ----         ----         ----         ----         ----
  Total expenses........................................          24           15           33           12            5
                                                                ----         ----         ----         ----         ----
     Loss before income tax benefit.....................           1            3            9            7            3
  Income tax benefit....................................          --            1            4            3            1
                                                                ----         ----         ----         ----         ----
     Net loss...........................................        $  1         $  2         $  5         $  4         $  2
                                                                ----         ----         ----         ----         ----
                                                                ----         ----         ----         ----         ----

                                                                 AS OF                  AS OF
                                                            AUGUST 31, 1996        FEBRUARY 29, 1996
                                                            ---------------        -----------------
BALANCE SHEET DATA
  Working capital.......................................        $ 33                      $ 47
  Total assets..........................................         137                       103
  Total debt............................................         124                        97
  Accumulated group deficit.............................          12                        11

                                  RISK FACTORS

SHAREHOLDERS OF ONE COMPANY; FINANCIAL EFFECTS ON ONE GROUP COULD AFFECT THE
OTHER

     Notwithstanding the allocation of assets and liabilities (including contingent liabilities) and shareholders' equity between the Circuit City Group and the CarMax Group for the purpose of preparing their respective financial statements, holders of Circuit City Stock and CarMax Stock will be shareholders of the Company and will continue to be subject to all of the risks associated with an investment in the Company and all of its businesses, assets and liabilities. Such allocation and the change in the equity structure of the Company contemplated by the CarMax Stock Proposal will not affect title to the assets or responsibility for the liabilities of the Company or any of its subsidiaries. As a result, the implementation of the CarMax Stock Proposal will not affect the rights of holders of any debt of the Company or its subsidiaries. Financial impacts arising from either Group that affect the Company's results of operations or financial condition could affect the results of operations or financial condition of the other Group and the market price of the series of Common Stock relating to that Group. In addition, any net losses of the Circuit City Group or the CarMax Group and dividends or distributions on, or repurchases of, Circuit City Stock or CarMax Stock will reduce the legally available funds of the Company available for payment of dividends on both the Circuit City Stock and the CarMax Stock. Accordingly, the Company's consolidated financial information should be read in conjunction with the financial information of the Circuit City Group and the CarMax Group.

     If the CarMax Stock Proposal is approved by the shareholders and implemented by the Board of Directors, the Company will provide to holders of Circuit City Stock and CarMax Stock financial statements, management's discussion and analysis of financial condition and results of operations, business descriptions and other information for each Group and for the consolidated Company. The financial statements of each Group would reflect the financial position, results of operations and cash flows of the businesses included therein. Consistent with the Articles and relevant policies, such Group's financial statements would also include allocated portions of the Company's corporate assets and liabilities (including contingent liabilities) that are not separately identified with the operations of a specific Group. See "Proposal 1 -- The CarMax Stock Proposal -- Certain Management and Allocation Policies" and the financial information of the Company, the Circuit City Group and the CarMax Group set forth in Annexes V, VI, and VII hereto, respectively.

LIMITED SEPARATE SHAREHOLDER VOTING RIGHTS; EFFECTS ON VOTING POWER

     Under the CarMax Stock Proposal, holders of Circuit City Stock and CarMax Stock would have only the rights customarily held by common shareholders of the Company and would not have any rights related to their corresponding Group or have any right to vote on matters as a separate voting group other than in limited circumstances as provided under the VSCA. Under the VSCA, the holders of Circuit City Stock and CarMax Stock would vote together as a single voting group, except as to certain mergers and statutory share exchanges and certain amendments to the Articles. Accordingly, if a separate vote on a matter by the holders of either the Circuit City Stock or CarMax Stock is not required and if the Board of Directors does not require a separate vote, any series that is entitled to more than the number of votes required to approve such matter will be in a position to control the outcome of the vote on such matter even if the matter involved a divergence or the appearance of a divergence of the interests between the holders of the Circuit City Stock and CarMax Stock. Conversely, if a separate vote on a matter by the holders of either Circuit City Stock or CarMax Stock is required under the VSCA, the holders of either the Circuit City Stock or CarMax Stock could prevent approval of such matter, notwithstanding the fact that the holders of a majority or more than two-thirds, as applicable, of the total number of votes entitled to be cast with respect to both the Circuit City Stock and CarMax Stock had voted in favor of it. See "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax Stock -- Voting Rights" and " -- Potential Diverging Interests -- Allocation of Proceeds of Mergers or Statutory Share Exchanges."

     The relative voting power of shares of Circuit City Stock and CarMax Stock would fluctuate from time to time, with each share of Circuit City Stock having one vote and each share of CarMax Stock having a variable number of votes, based upon the ratio, over a specified period, of the time-weighted average Market Value of one share of CarMax Stock to the time-weighted average Market Value of one share of Circuit City Stock. This formula is intended to equate the proportionate voting rights of each series of Common Stock to their respective Market Values at the time of any vote. The Company anticipates that the Circuit City Stock will initially represent a substantial majority of the voting power of all the Company's stock entitled to vote in the election of directors. Market Value could be influenced by many factors, including the results of operations of the Company and each of the Groups, trading volume, share issuances and repurchases and general economic and market conditions. See "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax
Stock -- Voting Rights." Changes in the aggregate votes or relative voting power of the CarMax Stock or Circuit City Stock could result from the market's reaction to a decision by the Company's management or Board of Directors that is perceived to disparately affect one series of Common Stock in comparison to the other or the issuance or repurchase of shares of Common Stock of either series. See
" -- Limited Approval Rights of Future Issuances."

FIDUCIARY DUTIES OF THE BOARD OF DIRECTORS; NO DEFINITIVE PRECEDENT UNDER VIRGINIA LAW

     Under Virginia law, each member of the Board of Directors must act in accordance with his or her good faith business judgment of the best interests of the Company, which would include the interests of all the shareholders, including the holders of Circuit City Stock and the holders of CarMax Stock. As further described below, the CarMax Stock Proposal may give rise to occasions when the interests of the holders of Circuit City Stock and the holders of CarMax Stock may diverge or appear to diverge. Although the Company is not aware of any precedent concerning the manner in which principles of Virginia law would be applied in the context of the capital structure contemplated by the CarMax Stock Proposal, principles of Virginia law provide that directors must act in accordance with their good faith business judgment of the corporation's best interests, taking into consideration the interests of all common shareholders regardless of class or series. Under these principles of Virginia law, a good faith determination made by a disinterested and adequately informed Board of Directors with respect to any matter having a disparate impact upon the holders of Circuit City Stock and the holders of CarMax Stock would be a defense to any challenge to such determination made by or on behalf of either group of holders. Nevertheless, a Virginia court hearing a case involving such a challenge may decide to apply principles of Virginia law other than those discussed above, or may fashion new principles of Virginia law, in order to decide such a case, which would be a case of first impression. There may arise circumstances involving a divergence of interests in which the Board of Directors is held to have properly discharged its duty to act in accordance with its good faith business judgment of the best interests of the Company, but in which holders of either the Circuit City Stock or the CarMax Stock consider themselves to be disadvantaged relative to the other series. In such a case, such holders would not have any other remedy under Virginia law with respect to the circumstances giving rise to the divergence of interests.

     Disproportionate ownership interests of members of the Board of Directors in the Circuit City Stock and the CarMax Stock or disparate values of the Circuit City Stock and the CarMax Stock could create or appear to create potential conflicts of interest when directors are faced with decisions that could have different implications for the different series. See " -- Potential Diverging Interests."

POTENTIAL DIVERGING INTERESTS

     The existence of separate series of Common Stock could give rise to occasions when the interests of the holders of Circuit City Stock and holders of CarMax Stock diverge or appear to diverge. Examples include determinations by the Board of Directors to (i) pay or omit the payment of dividends on Circuit City Stock or CarMax Stock, (ii) allocate consideration to be received by holders of each of the series of Common Stock in connection with a merger or consolidation involving the Company, (iii) convert one series of Common Stock into shares of the other series of Common Stock, (iv) approve certain dispositions of assets attributed to any Group, (v) so long as there is an Inter-Group Interest, allocate the proceeds of issuances of CarMax Stock either to the Circuit City Group in respect of its Inter-Group Interest or to the CarMax Group and (vi) make operational and financial decisions with respect to one Group that could be considered to be detrimental to the other Group, including whether to make transfers of funds between Groups, as described below. When making decisions with regard to matters that create potential diverging interests, the Board of Directors would act in accordance with the terms of the Articles, the management and allocation policies described in "Proposal 1 -- The CarMax Stock Proposal -- Certain Management and Allocation Policies" to the extent applicable and its fiduciary duties. See " -- Fiduciary Duties of the Board of Directors; No Definitive Precedent Under Virginia Law." The Board of Directors could also from time to time refer matters involving such conflict issues to an existing committee or one or more new committees of the Board of Directors and have such committee or committees report to the Board of Directors on such matters or decide such matters to the extent permitted by the Bylaws and applicable law. Each of the foregoing potential conflicts of interests is discussed below:

          NO ASSURANCE OF PAYMENT OF DIVIDENDS. The Board of Directors currently intends that the dividend policy applicable to the Circuit City Stock would be the same as the dividend policy applicable to the Existing Common Stock and believes that implementation of the CarMax Stock Proposal would not adversely affect the Company's ability to pay dividends on the Circuit City Stock. The Board of Directors currently does not intend to pay dividends on the CarMax Stock. Determinations as to the future dividends on the Circuit City Stock and the CarMax Stock would be based primarily upon the financial condition, results of operations and business requirements of the relevant Group and the Company as a whole. Dividends on the Circuit City Stock and the CarMax Stock, if any, would be payable out of the lesser of (i) all assets of the Company legally available for the payment of dividends and
     (ii) the Available Dividend Amount with respect to the relevant Group. Subject only to such limitations, the Board of Directors reserves the right to declare and pay dividends on the Circuit City Stock and the CarMax Stock in any amount and could, in its sole discretion, declare and pay dividends exclusively on the Circuit City Stock, exclusively on the CarMax Stock or on both, in equal or unequal amounts, notwithstanding the relative amounts of the Circuit City Group Available Dividend Amount and the CarMax Group Available Dividend Amount, the amount of prior dividends declared on each series, the respective voting or liquidation rights of each series or any other factor. In addition, net losses of any Group, dividends and distributions on, and repurchases of, any series of Common Stock or any Preferred Stock would reduce the assets of the Company legally available for future dividends on the Circuit City Stock and the CarMax Stock. See "Proposal 1 -- The CarMax Stock Proposal -- Dividend Policy" and
     " -- Description of Circuit City and CarMax Stock -- Dividends."

          ALLOCATION OF PROCEEDS OF MERGERS OR STATUTORY SHARE EXCHANGES. The CarMax Stock Proposal Amendments do not contain any provisions governing how consideration to be received by holders of Common Stock in connection with a merger or statutory share exchange involving the entire Company is to be allocated among holders of different series of Common Stock. In any such merger or statutory share exchange, the percentage of the consideration to be allocated to holders of any series of Common Stock will be determined by the Board of Directors and may be materially more or less than that which might have been allocated to such holders had the Board of Directors chosen a different method of allocation. See " -- Limited Separate Shareholder Voting Rights; Effects on Voting Power."

          OPTIONAL CONVERSION OF SERIES OF COMMON STOCK. The Board of Directors could, in its sole discretion, determine to convert shares of the series of Common Stock of one Group into shares of the series of Common Stock of the other Group at a 15% premium at any time or a 10% premium following any dividend or partial redemption undertaken in connection with a disposition of all or substantially all of the properties or assets attributed to the Group whose stock is being converted. Any such determination could be made at a time when either or both of the Circuit City Stock and the CarMax Stock may be considered to be overvalued or undervalued. In addition, any such conversion at any premium would dilute the interests in the Company of the holders of the series of Common Stock not subject to conversion and would preclude holders of both series of Common Stock from retaining their investment in a security that is intended to reflect separately the performance of the relevant Group. Holders of shares of the series of Common Stock converted may receive a greater or lesser premium than any premium that might be paid by a third-party buyer of all or substantially all of the assets attributed to the Group whose stock is converted. In determining whether to convert one series of Common Stock into the other series of Common Stock, the Board of Directors would act in accordance with its good faith business judgment that any such conversion is in the best interests of the Company, taking into consideration the interests of all common shareholders, including both the holders of the series of Common Stock being converted and the holders of the series of Common Stock into which it is to be converted. See "Proposal 1 -- The CarMax Stock
     Proposal -- Description of Circuit City Stock and CarMax
     Stock -- Conversion and Redemption."

          DISPOSITIONS OF GROUP ASSETS. Assuming the assets attributed to any Group represent less than substantially all of the properties and assets of the Company, the Board of Directors could, in its sole discretion and without shareholder approval, approve sales and other dispositions of any amount of the properties and assets attributed to such Group, because Virginia law and the Articles would require shareholder approval only for a sale or other disposition of all or substantially all of the properties and assets of the entire Company. The proceeds from any such disposition would be assets attributed to such Group and used for its benefit, subject to the management and allocation policies described under "Proposal 1 -- The CarMax Stock Proposal -- Certain Management and Allocation Policies." The Articles would contain provisions that, in the event of a Disposition of all or substantially all of the properties and assets attributed to any Group, other than in a Related Business Transaction, require the Company to
     (i) distribute to holders of the series of Common Stock relating to the Group subject to such Disposition an amount in cash and/or securities or other property equal to their proportionate interest in the Fair Value of the Net Proceeds of such Disposition either by special dividend or redemption of all or part of the shares of such series of Common Stock or
     (ii) convert the outstanding shares of such Common Stock into a number of shares of the series of Common Stock relating to the other Group equal to 110% of the ratio, calculated over a period of time, of the average Market Value of one share of the Common Stock relating to the Group subject to such Disposition to the average Market Value of one share of Common Stock relating to the other Group. See "Proposal 1 -- The CarMax Stock
     Proposal -- Description of Circuit City Stock and CarMax Stock -- Conversion and Redemption." The terms of the Common Stock do not require the Board of Directors to select the option that would result in the distribution with the highest value to the holders of the Common Stock relating to the Group subject to such Disposition or with the smallest effect on the Common Stock relating to the other Group. The Board of Directors would select an option based upon its good faith business judgment that such option is in the best interests of the Company, taking into consideration the interests of all common shareholders. See
     " -- Fiduciary Duties of the Board of Directors; No Definitive Precedent under Virginia Law."

          ALLOCATION OF PROCEEDS UPON ISSUANCE OF CARMAX STOCK. If the Circuit City Group, at the time the Company issues any shares of CarMax Stock, holds an Inter-Group Interest representing an interest in the equity value of the CarMax Group, the Board of Directors would, in its sole discretion, determine whether to allocate all or any portion of the proceeds of such issuance to the CarMax Group or to the Circuit City Group. To the extent the net proceeds of such issuance of shares of CarMax Stock are allocated to the CarMax Group, the financial statements of the CarMax Group would reflect the receipt of such proceeds. To the extent such net proceeds are allocated to the Circuit City Group, the financial statements of the Circuit City Group would reflect a reduction in the Inter-Group Interest and the receipt of such proceeds. Any such allocation may favor one Group at the expense of the other. For example, the decision to allocate proceeds to one Group may adversely affect the ability of the other Group to obtain funds. Any such allocation will be made by the Board of Directors in its good faith business judgment that such allocation is in the best interests of the Company, taking into consideration the interests of all common shareholders. See " -- Fiduciary Duties of the Board of Directors; No Definitive Precedent Under Virginia Law." In addition, if the Company issues shares of CarMax Stock for the account of the Circuit City Group in respect of the Circuit City Group's Inter-Group Interest in the CarMax Group, the voting power of holders of shares of CarMax Stock immediately prior to such issuance would be diluted even though no consideration received for such shares would be allocated to the CarMax Group.

          OPERATIONAL AND FINANCIAL DECISIONS. The Board of Directors could, in its sole discretion, from time to time, make operational and financial decisions or implement policies that affect disproportionately the businesses of the Circuit City Group and the CarMax Group, such as transfers of services, funds or assets between Groups and other Inter-Group transactions, the allocation of financing opportunities in the public markets and the allocation of business opportunities, resources and personnel that may be suitable for both Groups. Any such decision may favor one Group at the expense of the other. For example, the decision to obtain funds for one Group may adversely affect the ability of the other Group to obtain funds sufficient to implement its growth strategies. All such decisions will be made by the Board of Directors in its good faith business judgment or in accordance with procedures and policies adopted by the Board of Directors from time to time, including the policies described under "Proposal 1 -- The CarMax Stock Proposal -- Certain Management and Allocation Policies," to ensure that such decisions will be made in a manner consistent with the best interests of the Company, taking into consideration the interests of all common shareholders. For further discussion of potential divergence of interests, see " -- Fiduciary Duties of the Board of Directors; No Definitive Precedent Under Virginia Law,"
     " -- -- Allocation of Financing Costs; Transfer of Funds Between Groups; Equity Contributions" and "Proposal 1 -- The CarMax Stock
     Proposal -- Certain Management and Allocation Policies."

MANAGEMENT AND ALLOCATION POLICIES SUBJECT TO CHANGE

     The Company's policies described herein with respect to dividends, the allocation of corporate expenses, assets and liabilities, the allocation of proceeds of sales of Circuit City Stock and CarMax Stock and other matters may be modified or rescinded, or additional policies may be adopted, in the sole discretion of the Board of Directors without approval of the shareholders, although the Board of Directors has no present intention to do so. Any determination of the Board of Directors to modify or rescind such policies, or to adopt additional policies, including any such decision that would have disparate impacts upon holders of Circuit City Stock and holders of CarMax Stock, would be made in accordance with the Board of Director's good faith business judgment of the best interests of the Company, taking into consideration the interests of all common shareholders. See " -- Potential Diverging Interests."

ALLOCATION OF FINANCING COSTS; TRANSFERS OF FUNDS BETWEEN GROUPS; EQUITY CONTRIBUTIONS

     As described under "Proposal 1 -- The CarMax Stock Proposal -- Certain Management and Allocation Policies," most financial activities will be managed by the Company on a centralized basis. Such financial activities include the investment of surplus cash, the issuance and repayment of short-term and long-term debt and the issuance and repurchase of any Preferred Stock. In the event that cash or other property allocated to one Group is transferred to the other Group (other than transfers made with respect to the Inter-Group Interest upon the payment of any dividend or other distribution on CarMax Stock), such transfer would be accounted for in one of the following ways, as determined by the Board of Directors: (i) as a reallocation of pooled debt, as described under the caption referred to above, or Preferred Stock, (ii) as an increase or decrease in the Number of Shares Issuable with Respect to the Inter-Group Interest, (iii) as a sale of assets between the two Groups, or (iv) as a short-term or long-term loan from one Group to the other Group. There are no specific criteria to determine which of the foregoing would be applied to a particular transfer of cash or property from one Group to the other Group. Such determination would be made by the Board of Directors in the exercise of its business judgment based upon all relevant circumstances, including the financing needs and objectives of the recipient Group, the investment objectives of the transferring Group, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. Any such determination could affect the amount of interest or dividend expense reflected in the financial statements of the Circuit City Group and the CarMax Group. All transfers of material assets from one Group to the other Group will be deemed to be made on a fair value basis for the foregoing purposes, as determined by the Board of Directors.

     A portion of the Company's debt and any Preferred Stock may be allocated to each Group, and interest or dividend expense will be charged to each Group, based on the weighted average interest or dividend rate of such pooled debt or Preferred Stock. As a result, changes in the amount of pooled debt or Preferred Stock would affect such weighted average interest or dividend rate and, therefore, would affect the interest or dividend expense charged to both Groups in respect of their allocated portions. In addition, in obtaining its financing through increases of its allocated pooled debt or Preferred Stock balance, the Group receiving the proceeds would receive a "benefit" or "detriment" to the extent such weighted average rate is lower or higher, respectively, than the market rate for a hypothetical borrowing of debt or issuance of Preferred Stock by such Group if such Group were a stand-alone corporation. Debt and Preferred Stock of the Company also may be allocated in its entirety to one Group as determined by the Board of Directors.

     The Board of Directors could, in its sole discretion, determine that a transfer of cash or other property from one Group to the other Group should be accounted for as a short-term or long-term loan. The Board of Directors would establish the terms on which loans between the Groups would be made, including interest rate, amortization schedule, maturity and redemption terms. In the event that the Board of Directors determines that a transfer of funds between the Circuit City Group and the CarMax Group should be accounted for as a loan, the Group receiving the funds would receive a "benefit" or "detriment" to the extent the rate determined by the Board of Directors is lower or higher, respectively, than the market rate for a hypothetical borrowing of debt by such Group if such Group were a stand-alone corporation.

     The Board of Directors also could, in its sole discretion, determine from time to time to contribute, as additional equity, cash or other property of the Circuit City Group to the CarMax Group, thereby increasing the Inter-Group Interest. Similarly, the Board of Directors could, in its sole discretion, determine from time to time to transfer cash or other property from the CarMax Group to the Circuit City Group as a reduction in such equity, thereby decreasing the Inter-Group Interest. Although any increase in the Inter-Group Interest resulting from an equity contribution by the Circuit City Group to the CarMax Group or any decrease in the Inter-Group Interest resulting from a transfer of funds from the CarMax Group to the Circuit City Group would be determined by reference to the then current Market Value of CarMax Stock, such changes could occur at a time when such shares could be considered undervalued or overvalued. The holders of outstanding shares of CarMax Stock would not have an opportunity to participate in a similar transaction.

POTENTIAL EFFECTS OF POSSIBLE DISPOSITION OF ASSETS ATTRIBUTED TO A GROUP

     The terms of the Common Stock provide that upon a Disposition of all or substantially all of the properties and assets attributed to any Group, the Company would be required, subject to certain exceptions, either to pay a special dividend on, or redeem some or all of, the outstanding shares of the series of Common Stock relating to such Group or convert such Common Stock into shares of the series of Common Stock relating to the other Group. If the Group subject to such Disposition were instead a separate, independent company and its shares were acquired by another person, certain costs of such Disposition, including corporate level taxes, might not be payable in connection with such an acquisition. As a result, the consideration that would be received by shareholders of such a separate independent company in connection with such an acquisition might be greater than the Fair Value of the Net Proceeds that would be received by holders of the series of Common Stock relating to such Group if the assets attributed to such Group were sold. In addition, no assurance can be given that the Net Proceeds per share of the series of Common Stock relating to such Group to be received in connection with a Disposition of all of the assets attributed to such Group will be equal to or more than the market value per share of such Common Stock prior to or after announcement of such Disposition. See " -- -- No Assurances as to Market Price" and "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax
Stock -- Mandatory Dividend, Redemption or Conversion of Common Stock."

LIMITED APPROVAL RIGHTS OF FUTURE ISSUANCES

     The approval of the shareholders of the Company will not be solicited by the Company for the issuance from the authorized but unissued shares of Circuit City Stock or CarMax Stock (including from shares that were previously designated as part of the other series but are unissued) unless such approval is deemed advisable by the Board of Directors or is required by stock exchange regulations or under the VSCA.

LIMITATIONS ON POTENTIAL ACQUISITIONS OF A GROUP

     If the Circuit City Group and the CarMax Group were organized as stand-alone corporations, any person interested in acquiring either of such corporations without negotiation with management could seek control of the outstanding stock of such corporation by means of a tender offer or proxy contest. Although adoption of the CarMax Stock Proposal would create two series of Common Stock that are intended to reflect the separate performance of the Groups, a person interested in acquiring only one Group without negotiation with the Company's management would still be required to seek control of the voting power represented by all of the outstanding capital stock of the Company, including the series of Common Stock related to the other Group. See
" -- Limited Separate Shareholder Rights; Effects on Voting Power" and "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax Stock -- Voting Rights."

NO ASSURANCES AS TO MARKET PRICE

     Because there has been no prior market for the Circuit City Stock or the CarMax Stock, there can be no assurance as to their market prices following the CarMax Stock Offering and the Common Stock Redesignation.

     The market prices of the Circuit City Stock and the CarMax Stock would be determined in the trading markets and could be influenced by many factors, including the consolidated results of the Company, as well as the respective performances of the Circuit City Group and the CarMax Group, investors' expectations for the Company as a whole, the Circuit City Group and the CarMax Group, trading volume, share issuances and repurchases and general economic market conditions. There can be no assurance that investors would assign values to the Circuit City Stock and the CarMax Stock based on the reported financial results and prospects of the separate Groups or the dividend policies established by the Board of Directors with respect to such Groups. Accordingly, financial effects on either Group that affect the Company's consolidated results of operations or financial condition could affect the market price of shares of both the Circuit City Stock and the CarMax Stock. In addition, the Company cannot predict the impact on their market prices of certain terms of the Circuit City Stock or CarMax Stock, including the respective redemption and conversion rights applicable upon the disposition of substantially all the assets attributed to either Group, the ability of the Company to convert shares of one series of Common Stock into shares of the other series of Common Stock, the discretion of the Board of Directors to make various determinations relating to the separate series, or the availability of additional shares of either series for future sale, including shares of CarMax Stock attributable to the Circuit City Group's Inter-Group Interest in the CarMax Group. There can also be no assurance that the CarMax Stock will be included in any stock market index in which the Existing Common Stock is now included, or that the Circuit City Stock will continue to be included in any such index. Not being included in a particular index could adversely affect demand for the CarMax Stock or the Circuit City Stock and, consequently, the market price thereof.

                                    GENERAL

     This Proxy Statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting to be held at 10.00 a.m. Eastern Time, on
                     , 1997 at                                              ,
for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     On                , 1996, the date for determining shareholders entitled to
vote at the meeting,      shares of the Existing Common Stock were outstanding
and entitled to vote. Each such share of Existing Common Stock entitles the holder thereof to one vote. Any shareholder giving a proxy may revoke it at any time before it is voted by delivering another proxy or written notice of revocation to the Company's Secretary or by attending and voting in person at the meeting. A proxy, if executed and not revoked, will be voted for each of Proposals 1 through 5 described herein, unless it contains specific instructions to the contrary, in which event it will be voted in accordance with such instructions. If necessary and unless the shares represented by the proxy are voted against the proposals herein, the persons named in the proxy also may vote in favor of a proposal to adjourn the Special Meeting to a subsequent date or dates without further notice, in order to solicit and obtain sufficient votes to approve the matters being considered at the Special Meeting.

     A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes and for all other matters as well. Abstentions and shares held of record by a broker or its nominee ("Broker Shares ") that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present at such meeting. Approval of Proposals 1, 2 and 3 requires the affirmative vote of the holders of a majority of the outstanding shares of Existing Common Stock. Proposals 4 and 5 will be approved if the votes cast in favor of the action exceed the votes cast opposing the action. Abstentions and Broker Shares not voted on a particular matter will have the effect of a vote against Proposals 1, 2 and 3 but will have no effect on the action taken with respect to Proposals 4 and 5.

     Participants in the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") will receive proxy soliciting material for the shares held by First Union National Bank of North Carolina, the Stock Purchase Plan Custodian, on each participant's behalf. That proxy should be returned, properly executed, to the Custodian (not to the Company) in the envelope provided. The Custodian will vote returned proxies in accordance with the Stock Purchase Plan participants' instructions. If a participant does not vote the Stock Purchase Plan shares, the Custodian will vote such shares in accordance with the recommendations of the Company's management.

     In addition to the solicitation of proxies by mail, the Company's officers and regular employees, without compensation other than regular compensation, may solicit proxies by telephone, telegraph, electronic means and personal interview. The Company also has retained Morrow & Co., Inc. of New York, New York to assist in the solicitation of proxies of shareholders whose shares are held in street name by brokers, banks and other institutions at an approximate
cost of $      plus out-of-pocket expenses. The Company will bear the cost of all solicitation.

                            COMMON STOCK PRICE RANGE

     The following table sets forth, for the fiscal years indicated, the high and low sales prices per share for the Existing Common Stock on the NYSE Composite Tape, as reported in THE WALL STREET JOURNAL.

FISCAL YEAR ENDED FEBRUARY 28 OR 29,                                                                HIGH      LOW      DIVIDEND
------------------------------------------------------------------------------------------------   ------    ------    --------
1995:
  First Quarter.................................................................................   $23.00    $17.25     $ .020
  Second Quarter................................................................................    24.63     19.50       .025
  Third Quarter.................................................................................    27.50     23.13       .025
  Fourth Quarter................................................................................    25.13     21.00       .025
1996:
  First Quarter.................................................................................    29.13     21.50       .025
  Second Quarter................................................................................    37.13     26.25       .030
  Third Quarter.................................................................................    38.00     28.13       .030
  Fourth Quarter................................................................................    31.25     25.00       .030
1997:
  First Quarter.................................................................................    36.00     28.88       .030
  Second Quarter................................................................................    38.75     29.25       .035
  Third Quarter (through             , 1996)....................................................

     On October 31, 1996, the last full day the Existing Common Stock traded before the public announcement of the CarMax Stock Proposal, the reported
closing sales price on the NYSE for the Existing Common Stock was $   per share.
On                , 1996, the last full day the Existing Common Stock traded before the printing of this Proxy Statement, the reported closing sales price on
the NYSE for the Existing Common Stock was $   per share.

     As of                , 1996, there were approximately    holders of record
of Existing Common Stock.

     The Company has paid a cash dividend on the Existing Common Stock in each of the last 10 years. The dividend has increased from $.01 in fiscal 1987 to $.115 per share in fiscal 1996. For a description of the Company's intended dividend policy following approval of the CarMax Stock Proposal, see "Proposal 1 -- The CarMax Stock Proposal -- Dividend Policy."

                    PROPOSAL 1 -- THE CARMAX STOCK PROPOSAL

GENERAL

     The shareholders of the Company are being asked to consider and approve the CarMax Stock Proposal which, if approved, would authorize the CarMax Stock Proposal Amendments as set forth in Annex II-A hereto. Such amendments would, among other things: (i) provide for the issuance of the Company's Common Stock in series by action of the Board of Directors, of which 125,000,000 million shares would initially be designated by the Board of Directors as Circuit City Stock and 125,000,000 million shares would initially be designated as CarMax Stock, with the preferences, limitations and relative rights thereof as set forth in the Amendments and described below, and (ii) redesignate each outstanding share of Existing Common Stock as one share of Circuit City Stock.

     Subject to approval by the Company's shareholders of the CarMax Stock Proposal and prevailing market conditions, the Company currently plans to offer to the public for cash in the CarMax Stock Offering shares of CarMax Stock which will initially represent 15% to 20% of the equity value of the CarMax Group, as determined by the Board of Directors. The Company plans to use the net proceeds of the CarMax Stock Offering to finance part of the Company's expansion plans for the CarMax Group and to repay the CarMax Group's allocated portion of Company indebtedness. Upon the completion of the CarMax Stock Offering, the Circuit City Group would hold the balance of the equity value of the CarMax Group. The Company retains the ability to offer a greater or lesser percentage of the equity value of the CarMax Group depending on market conditions and other circumstances that may exist at the time of the CarMax Stock Offering.

     Prior to the Special Meeting of Shareholders, the Company intends to distribute to all shareholders entitled to vote at the meeting the Supplement to these proxy materials setting forth certain information regarding the CarMax Stock Offering, including the number of shares anticipated to be sold, the anticipated range of prices at which the shares would be sold and the amount of net proceeds expected to be raised.

     The shares of CarMax Stock that the Company currently expects to issue in the CarMax Stock Offering will be issued for the account of the CarMax Group and the net proceeds thereof will be allocated to the CarMax Group. If shares representing less than 15% of the equity value of the CarMax Group are sold in the CarMax Stock Offering, the Inter-Group Interest of the Circuit City Group in the CarMax Group would increase accordingly. If shares of CarMax Stock representing more than 20% of the equity value of the CarMax Group are sold, the Board of Directors will identify the number, if any, of such additional shares issued for the account of the Circuit City Group and the number, if any, of such additional shares issued for the account of the CarMax Group. If any of such additional shares are issued, the Inter-Group Interest of the Circuit City Group in the CarMax Group would decrease accordingly. The net proceeds of any such additional issuances would be allocated to the Circuit City Group, if such shares are issued for the account of the Circuit City Group, or allocated to the CarMax Group, if such shares are issued for the account of the CarMax Group.

     If the CarMax Stock Proposal is approved, the Company, prior to the delivery of the shares of CarMax Stock sold in the CarMax Stock Offering, will file with the Virginia State Corporation Commission Articles of Amendment to effect the CarMax Stock Proposal Amendments substantially in the form set forth in Annex II-A. At any time prior to such filing with the Virginia State Corporation Commission, including after adoption of the CarMax Stock Proposal by the Company's shareholders, the Board of Directors may abandon the CarMax Stock Proposal without further action by the shareholders.

     IF THE CARMAX STOCK PROPOSAL IS NOT APPROVED BY THE SHAREHOLDERS OR THE CARMAX STOCK OFFERING IS NOT CONSUMMATED, THE EXISTING COMMON STOCK WILL NOT BE REDESIGNATED AS CIRCUIT CITY STOCK AND THE CARMAX STOCK WILL NOT BE ISSUED.

     The authorized but unissued shares of Common Stock, including Circuit City Stock and CarMax Stock, would be available for issuance from time to time by the Company at the discretion of the Board of Directors for any proper corporate purpose, which could include raising capital, paying stock dividends, providing compensation or benefits to employees or acquiring companies or businesses. The approval of the Company's shareholders will not be solicited by the Company for the issuance from the authorized but unissued shares of Common Stock of additional shares of Circuit City Stock or CarMax Stock (including from shares that were previously designated as part of the other series but are unissued) unless such approval is deemed advisable by the Board of Directors or is required by stock exchange regulations or under the VSCA.

BACKGROUND AND REASONS FOR THE CARMAX STOCK PROPOSAL

     The CarMax Stock Proposal was adopted by the Board of Directors following its review of various alternatives for raising additional capital to finance the Company's expansion plans for the CarMax Group. The Board of Directors believes the historical price performance of the Existing Common Stock has been more closely linked to the Circuit City Group and fails to reflect adequately the value associated with the CarMax Group, thus preventing the Company's shareholders from realizing the full value of their shares. At a meeting held on June 14, 1996, the Board of Directors, after receiving a preliminary report from management on its analysis of capital raising alternatives, authorized management to continue its review of the Company's alternatives with the assistance of its financial advisors. The Board of Directors met on August 23,
1996, October 14, 1996 and               , 1996, with its financial advisors,
Morgan Stanley & Co. Incorporated, and its legal advisors, to evaluate those alternatives.

     Among the alternatives considered were: (i) the issuance and sale of additional shares of the Existing Common Stock; (ii) the issuance and sale of a newly designated series of Preferred Stock; (iii) the issuance of debt or debt convertible into securities of the Company; and (iv) the issuance and sale of equity securities of a subsidiary comprising the business of the CarMax Group. None of the first three alternatives was considered likely to further the Board of Director's objective of fully reflecting the value of the CarMax Group in the market price of the Existing Common Stock. With respect to the fourth alternative, the Board of Directors ultimately concluded that, while the alternative might address the Board of Directors' concern regarding shareholder value, it did not preserve the financial, strategic and operational benefits of remaining a single corporation.

     In arriving at its recommendation and determination that the CarMax Stock Proposal is in the best interests of the Company and its shareholders, the Board of Directors, with the assistance of its financial and legal advisors, considered various strategic, financial, legal and tax factors and identified the following as the principal advantages of the CarMax Stock Proposal:

     (Bullet) The creation of two series of Common Stock intended to reflect separately the performance of the Circuit City Group, including its Inter-Group Interest in the CarMax Group, and the CarMax Group should increase shareholder value by encouraging proper valuation of the businesses of each of the Groups. The issuance of CarMax Stock should result in broader and more in-depth equity research coverage of the CarMax Group by financial analysts, enabling investors to better understand the CarMax Group and thereby to better understand the Company as a whole. The market price established for the CarMax Stock would facilitate the valuation of the Inter-Group Interest held by the Circuit City Group in the CarMax Group.

     (Bullet) The CarMax Stock should provide the Company with an additional equity security that can be used to raise capital and can be issued in connection with acquisitions and investments. Because the Board of Directors does not expect to declare a dividend on the CarMax Stock for the foreseeable future, any issuance of such stock, in connection with an acquisition or otherwise, would not reduce cash flow that would otherwise be available for capital investments. In addition, the Company may be able to reduce its cost of capital because of the improved equity valuation that could result from the implementation of the CarMax Stock Proposal.

     (Bullet) By remaining a single entity, the Company would continue to enjoy certain financial, strategic and operational benefits that would not be available if the two Groups were separate legal entities. For example, both Groups would benefit from the oversight of certain key, experienced management personnel, administrative economies and lower borrowing costs.

     (Bullet) By remaining a single entity, the Company also would maintain flexibility that would not be available if the two Groups were separate legal entities. This includes the flexibility to issue to the public as much as 100% of the equity value of the CarMax Group while maintaining the ability to file consolidated tax returns.

     (Bullet) Separate equity securities would provide a better framework to structure for employees of each Group incentive plans that can be tied directly to both the business results and the stock price performance of such Group.

     (Bullet) The CarMax Stock Proposal would provide the Board of Directors with the flexibility to determine separate dividend policies for each of the Circuit City Stock and CarMax Stock.

     The Board of Directors also considered the following potential adverse consequences of the CarMax Stock Proposal:

     (Bullet) The more complex capital structure resulting from the CarMax Stock
              Proposal may inhibit the efficient valuation of either or both series of the Common Stock.

     (Bullet) Holders of Circuit City Stock and CarMax Stock would continue to be subject to the risks associated with an investment in a single company and all of the Company's businesses, assets and liabilities. See "Risk Factors -- Shareholders of One Company; Financial Effects on One Group Could Affect the Other."

     (Bullet) The potential diverging interests of the two Groups and the issues that could arise in resolving such conflicts. See " -- Certain Management and Allocation Policies" and "Risk Factors -- Potential Diverging Interests."

     (Bullet) The potential negative effects of using CarMax Stock in connection with an acquisition, such as the limitation on using the pooling method of accounting for, and the possible inability or increased difficulty of receiving a ruling from the Service in connection with the structuring of, an acquisition using an equity security intended to reflect separately the performance of specific businesses.

     The Board of Directors determined that, on balance, the positive aspects of the CarMax Stock Proposal outweigh any potentially adverse consequences and concluded that the CarMax Stock Proposal is in the best interests of the Company and its shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF THE CARMAX STOCK PROPOSAL (INCLUDING THE AMENDMENTS TO THE ARTICLES THAT CONSTITUTE A PART THEREOF) IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE CARMAX STOCK PROPOSAL.

DIVIDEND POLICY

     The Board of Directors currently intends to pay dividends on the Circuit City Stock at a quarterly rate of 3.5(cents) per share. With regard to the CarMax Stock, the Board of Directors currently intends to retain future earnings, if any, for the development of the business of the CarMax Group and does not anticipate paying dividends on the CarMax Stock in the foreseeable future.

     While the Board of Directors does not currently intend to change the initial quarterly dividend rate or the dividend policies referred to above, it reserves the right to do so at any time and from time to time. Under the CarMax Stock Proposal and Virginia law, the Board of Directors would not be required to pay dividends in accordance with the foregoing dividend policies.

     In making its dividend decisions with respect to the Circuit City Stock and the CarMax Stock, the Board of Directors will rely on the respective financial statements of the Circuit City Group and the CarMax Group. See Annexes VI and VII hereto for the historical financial statements of the Circuit City Group and CarMax Group, respectively. The method of calculating earnings per share for the Circuit City Stock and the CarMax Stock would reflect Circuit City Group Earnings (Loss) or CarMax Group Earnings (Loss), as defined in the CarMax Stock Proposal Amendments.

     Subject to the limitations with respect to dividends on the Circuit City Stock and the CarMax Stock described below under "Description of Circuit City Stock and CarMax Stock -- Dividends," the Board of Directors would be able, in its sole discretion, to declare and pay dividends exclusively on the Circuit City Stock, exclusively on the CarMax Stock, or on both such series of Common Stock, in equal or unequal amounts, notwithstanding the relative amounts of the Circuit City Group Available Dividend Amount and the CarMax Group Available Dividend Amount, the amount of prior dividends declared on each series, the respective voting or liquidation rights of each series or any other factor.

CERTAIN MANAGEMENT AND ALLOCATION POLICIES

     If the CarMax Stock Proposal is approved by the shareholders and implemented by the Board of Directors, the Company will prepare financial statements in accordance with generally accepted accounting principles, consistently applied, for both of the Groups, and these financial statements, taken together, would comprise all of the accounts included in the corresponding consolidated financial statements of the Company. The financial statements of each of the Groups principally reflect the financial position, results of operations and cash flows of the businesses included therein. Consistent with the CarMax Stock Proposal Amendments and relevant policies, such Group financial statements also would include allocated portions of the Company's corporate general and administrative costs and other shared services. Notwithstanding such allocations for the purpose of preparing each of the Group's financial statements, holders of Circuit City Stock and CarMax Stock will continue to be subject to all of the risks associated with an investment in the Company and all of its businesses, assets and liabilities. See "Risk Factors -- Shareholders of One Company; Financial Effects on One Group Could Affect the Other."

     If the CarMax Stock Proposal is approved by shareholders and implemented by the Board of Directors, principal corporate activities would be allocated to the Groups based on methods that management of the Company believes to be reasonable and would be reflected in their respective financial statements as follows:

          (i) Most financial activities will be managed by the Company on a centralized basis. Such financial activities include the investment of surplus cash, the issuance and repayment of short-term and long-term debt and the issuance and repurchase of any Preferred Stock. In the event that cash or other property allocated to one Group is transferred to the other Group (other than transfers made with respect to the Inter-Group Interest upon the payment of any dividend or other distribution on CarMax Stock), such transfer would be accounted for in one of the following ways, as determined by the Board of Directors: (A) as a reallocation of pooled debt (as defined below) or Preferred Stock, as described in paragraph (ii) below, (B) as a short-term or long-term loan from one Group to the other Group, as described in paragraph (iii) below, (C) as an increase or decrease in the Number of Shares Issuable With Respect to the Inter-Group Interest, as described in paragraph (iv) below, or (D) as a sale of assets between the two Groups. There are no specific criteria to determine which of the foregoing would be applied to a particular transfer of cash or property from one Group to the other Group. Such determination would be made by the Board of Directors in the exercise of its business judgment based upon all relevant circumstances, including the financing needs and objectives of the recipient Group, the investment objectives of the transferring Group, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions. All transfers of material assets from one Group to the other Group will be made on a fair value basis for the foregoing purposes, as determined by the Board of Directors.

          (ii) Debt of the Company is either allocated between the Groups ("pooled debt") or is allocated in its entirety to one Group. Preferred Stock, if issued, would be allocated in a similar manner. Cash allocated to one Group that is used to repay pooled debt or redeem Preferred Stock would decrease such Group's allocated portion of the pooled debt or Preferred Stock, respectively. Cash or other property allocated to one Group that is transferred to the other Group would, if so determined by the Board of Directors, decrease the transferring Group's allocated portion of the pooled debt or Preferred Stock and, correspondingly, increase the recipient Group's allocated portion of the pooled debt or Preferred Stock. The pooled debt bears interest at a rate based on the weighted average interest rate of such debt calculated on a periodic basis and applied to the average pooled debt balance during the period. Preferred Stock, if issued and if pooled in a manner similar to the pooled debt, would bear dividends at a rate based on the weighted average dividend rate of such Preferred Stock similarly calculated and applied. Any expense related to debt or Preferred Stock of the Company that is allocated in its entirety to either Group would be allocated in whole to such Group, and any expense related to increases in pooled debt or Preferred Stock would be reflected in the weighted average interest or dividend rate of such pooled debt or Preferred Stock as a whole.

          (iii) Cash or other property allocated to one Group that is transferred to the other Group, could, if so determined by the Board of Directors, be accounted for either as a short-term loan or as a long-term loan. The Board of Directors would establish the terms on which loans between the Groups would be made, including interest rate, amortization schedule, maturity and redemption terms.

          (iv) Cash or other property allocated to the Circuit City Group that is contributed as additional equity to the CarMax Group would increase the Number of Shares Issuable with Respect to the Inter-Group Interest and, accordingly, would increase the Inter-Group Interest Fraction and decrease the Outstanding CarMax Fraction. Cash or other property allocated to the CarMax Group that is transferred to the Circuit City Group would, if so determined by the Board of Directors, decrease the Number of Shares Issuable with Respect to the Inter-Group and, accordingly, would decrease the Inter-Group Interest Fraction and increase the Outstanding CarMax Fraction.

          (v) For the periods prior to the CarMax Stock Offering, all financial impacts of equity offerings have been reflected entirely in the financial statements of the Circuit City Group. After the CarMax Stock Offering, all financial impacts of issuances of additional shares of Circuit City Stock or additional shares of CarMax Stock, the proceeds of which are attributed to the Inter-Group Interest of the Circuit City Group, would be reflected entirely in the financial statements of the Circuit City Group. All financial impacts of issuances of additional shares of CarMax Stock, the proceeds of which are allocated to the CarMax Group, would be reflected entirely in the financial statements of the CarMax Group. Financial impacts of dividends or other distributions on, and purchases of, shares of Circuit City Stock or CarMax Stock would be reflected entirely in the respective financial statements of the Circuit City Group and the CarMax Group, except that so long as the Circuit City Group has an Inter-Group Interest, the Circuit City Group financial statements would be credited, and the CarMax Group financial statements would be charged, with an amount that is proportionate to the aggregate amount paid in respect of any such dividend on, or other distribution with respect to, the CarMax Stock.

          (vi) Corporate general and administrative costs and other shared services are generally allocated to the Groups based upon utilization of such services by each Group. Where determinations based on utilization alone are impracticable, other methods and criteria that management believes to be equitable and to provide a reasonable estimate of the cost attributable to each Group are used.

          (vii) Federal income taxes, which are determined on a consolidated basis, are allocated to each Group in accordance with the Company's tax allocation policy and reflected in the financial statements for each Group. In general, the consolidated tax provision and related tax payments or refunds are allocated between the Groups, for Group financial statement purposes, based principally upon the financial income, taxable income, credits and other amounts directly related to the respective Group. Tax benefits that cannot be used by the Group generating such attributes, but can be utilized on a consolidated basis, are allocated to the Group that generated such benefits. As a result, the allocated Group amounts of taxes payable or refundable are not necessarily comparable to those that would have resulted if the Groups had filed separate tax returns. State income taxes generally are computed on a separate company basis.

     The items discussed above have been reflected, to the extent applicable, in the Group financial statements and are discussed in Notes to the financial statements of each Group.

     The above policies may be modified or rescinded, or additional policies may be adopted, in the sole discretion of the Board of Directors, without approval of the shareholders, although the Board of Directors has no present plans to do so. Any determination of the Board of Directors to modify or rescind such policies, or to adopt additional policies, including any such decision that would have disparate effects upon holders of the two series of Common Stock, would be made by the Board of Directors in its good faith business judgment of the Company's best interests, taking into consideration the interests of all common shareholders. See "Risk Factors -- Fiduciary Duties of the Board of Directors; No Definitive Precedent Under Virginia Law."

DESCRIPTION OF CIRCUIT CITY STOCK AND CARMAX STOCK

     THE FOLLOWING DESCRIPTION IS QUALIFIED BY REFERENCE TO THE GLOSSARY OF DEFINED TERMS AND TO ANNEX II-A TO THIS PROXY STATEMENT, WHICH CONTAINS THE FULL TEXT OF THE PROPOSED AMENDMENTS TO THE ARTICLES.

GENERAL

     The Company's Articles currently provide that the Company is authorized to issue 252,000,000 shares of stock, consisting of 250,000,000 shares of Common Stock, par value $.50 per share, and 2,000,000 shares of Preferred Stock, par value $20.00 per share, issuable in series by the Board of Directors, of which,
as of               , 1996, 500,000 shares were designated as Cumulative
Participating Preferred Stock, Series E. As of May 3, 1996, the Company had issued and outstanding 97,576,474 shares of Existing Common Stock and no shares of Preferred Stock.

     If the CarMax Stock Proposal is adopted and implemented by the Board of Directors, the Articles will be amended prior to the delivery of CarMax Stock in the CarMax Stock Offering to provide for the issuance of Common Stock in series by action of the Board of Directors, of which 125,000,000 shares initially will be designated as Circuit City Stock and 125,000,000 shares initially will be designated as CarMax Stock, and to redesignate the Existing Common Stock as Circuit City Stock. The Circuit City Stock and the CarMax Stock are referred to herein as the "Common Stock." The Board of Directors will have the authority to increase or decrease from time to time the total number of authorized shares comprising each series of Common Stock but not above a number which, when added to the aggregate number of authorized shares of all other series of Common Stock, would exceed the total authorized number of shares of Common Stock, and not below the number of shares of such series then outstanding.

     The Board of Directors is seeking shareholder approval of an amendment to the Articles that would increase the number of shares of Common Stock authorized for issuance from 250,000,000 to 350,000,000 in order to provide greater assurance that a sufficient number of shares would be available in the event of a conversion of one series of Common Stock into the other series. See "Proposal 2 -- Amendment to Articles of Incorporation Relating to Increased Authorization of Common Stock" and " -- Conversion and Redemption."

     The authorized but unissued shares of Circuit City Stock and CarMax Stock would be available for issuance by the Company from time to time, as determined by the Board of Directors, for any proper corporate purpose, which could include raising capital, paying stock dividends, providing compensation or benefits to employees or acquiring other companies or businesses. The approval of the shareholders of the Company will not be solicited by the Company for the issuance from the authorized but unissued shares of Common Stock of additional shares of Circuit City Stock or CarMax Stock (including from shares that were previously designated as part of the other series but are unissued) unless such approval is deemed advisable by the Board of Directors or required by stock exchange regulations or under the VSCA.

DIVIDENDS

     Dividends on the Circuit City Stock and the CarMax Stock will be subject to substantially the same limitations as dividends on the Existing Common Stock, which are limited to legally available assets of the Company under the VSCA and subject to the prior payment of dividends on any outstanding shares of Preferred Stock. Under the VSCA, no distribution may be made to shareholders if, after giving effect to such distribution, the Company would not be able to pay its debts as they become due in the usual course of business or the Company's total assets would be less than its total liabilities plus, subject to certain exceptions, any amounts necessary to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the shareholders receiving the distribution.

     Dividends on the Circuit City Stock and the CarMax Stock will be further limited to an amount not in excess of the Circuit City Group Available Dividend Amount and the CarMax Group Available Dividend Amount, respectively. The Available Dividend Amount with respect to a Group is intended to be similar to the amount that would be legally available for the payment of dividends on the stock of such Group under the VSCA if such Group were a separate company. There can be no assurance that there will be an Available Dividend Amount with respect to either Group.

     The "Circuit City Group Available Dividend Amount," on any date, shall mean the excess, if any, of:

          (i) an amount equal to the total assets of the Circuit City Group less its total liabilities as of such date determined in accordance with generally accepted accounting principles as in effect at such time applied on a basis consistent with that applied in determining the Circuit City Group Net Earnings (Loss), over

          (ii) except to the extent that the Articles permit otherwise, the amount that would be needed to satisfy the preferential rights to which holders of Preferred Stock attributed to the Circuit City Group are entitled upon dissolution of the Company;

provided that such excess must be reduced by an amount sufficient to ensure that the Circuit City Group would be able to pay its debts as they become due in the usual course of business.

          The "CarMax Group Available Dividend Amount," on any date, shall mean the excess, if any, of:

          (i) the product of (x) the Outstanding CarMax Fraction and (y) an amount equal to the total assets of the CarMax Group less its total liabilities as of such date determined in accordance with generally accepted accounting principles as in effect at such time applied on a basis consistent with that applied in determining the CarMax Group Net Earnings
     (Loss), over

          (ii) except to the extent that the Articles permit otherwise, the amount that would be needed to satisfy the preferential rights to which holders of any Preferred Stock attributed to the CarMax Group are entitled upon dissolution of the Company;

provided that such excess must be reduced by an amount sufficient to ensure that the CarMax Group would be able to pay its debts as they become due in the usual course of business.

     "Circuit City Group Net Earnings (Loss)," for any period through any date, shall mean the net earnings or loss of the Circuit City Group for such period (or in respect of fiscal periods of the Company commencing prior to the date of the initial issuance of CarMax Stock, the pro forma net earnings or loss of the Circuit City Group for such period as if such date had been the first day of such period) determined in accordance with generally accepted accounting principles as in effect at such time, reflecting income and expense of the Company attributed to the Circuit City Group on a basis substantially consistent with attributions of income and expense made in the calculation of CarMax Group Net Earnings (Loss), including, without limitation, corporate administrative costs, net interest and other financial costs and income taxes.

     "CarMax Group Net Earnings (Loss)," for any period through any date, shall mean the net earnings or loss of the CarMax Group for such period (or in respect of the fiscal periods of the Company commencing prior to the date of the initial issuance of the CarMax Stock, the pro forma net earnings or loss of the CarMax Group for such period as if such date had been the first day of such period) determined in accordance with generally accepted accounting principles as in effect at such time, reflecting income and expense of the Company attributed to the CarMax Group on a basis substantially consistent with attributions of income and expense made in the calculation of the Circuit City Group Net Earnings (Loss), including, without limitation, corporate administrative costs, net interest and other financial costs and income taxes.

     The VSCA limits the amount of distributions on capital stock to the legally available assets of the Company, which are determined on the basis of the entire Company, and not just the respective Groups. Consequently, the amount of legally available assets would reflect the amount of any net losses of any Group and any distributions on, and repurchases of, Circuit City Stock, CarMax Stock or any Preferred Stock. Dividend payments on the Circuit City Stock and on the CarMax Stock could be precluded because of the unavailability of legally available assets under the VSCA, even though the Available Dividend Amount test with respect to the relevant Group was met.

     Subject to the prior payment of dividends on any outstanding shares of Preferred Stock and the foregoing limitations, the Board of Directors would be able, in its sole discretion, to declare and pay dividends exclusively on the Circuit City Stock, exclusively on the CarMax Stock or on both such series of Common Stock, in equal or unequal amounts, notwithstanding the relative amounts of the Circuit City Group Available Dividend Amount and the CarMax Group Available Dividend Amount, the amount of prior dividends declared on each series, the respective voting or liquidation rights of each series or any other factor.

     At the time of any dividend, redemption or other distribution on the outstanding shares of CarMax Stock (including any dividend of or redemption with Net Proceeds from the Disposition of all or substantially all of the properties and assets attributed to the CarMax Group but excluding a dividend payable in shares of CarMax Stock), the Circuit City Group's financial statements will be credited with, and the CarMax Group's financial statements will be charged with, an amount equal to the product of (i) the Fair Value of such dividend, redemption payment or distribution paid or distributed in respect of the outstanding shares of CarMax Stock multiplied by (ii) a fraction, the numerator of which is the Inter-Group Interest Fraction on the record date for such dividend, redemption or distribution and the denominator of which is the Outstanding CarMax Fraction on the record date for such dividend, redemption or distribution.

     For information concerning the definition of "Fair Value," see "Glossary of Defined Terms." See Annex I for illustrations of the calculation of the Inter-Group Interest and the related effects of dividends on shares of CarMax Stock.

CONVERSION AND REDEMPTION

     The Articles currently do not provide for either mandatory or optional conversion or redemption of the Existing Common Stock. The CarMax Stock Proposal will permit the conversion and redemption of the CarMax Stock and the Circuit City Stock upon the terms described below.

     For information concerning the definitions of "Convertible Securities," "Market Capitalization," "Market Value," "Market Value Ratio of the CarMax Stock to the Circuit City Stock," "Market Value Ratio of the Circuit City Stock to the CarMax Stock" and "Publicly Traded," as used below, see "Glossary of Defined Terms."

  MANDATORY DIVIDEND, REDEMPTION OR CONVERSION OF COMMON STOCK

     Upon the sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise), in one transaction or a series of related transactions (a "Disposition"), by the Company of all or substantially all of the properties and assets attributed to either Group to one or more persons or entities (other than (w) the Disposition by the Company of all or substantially all of the Company's properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or termination of the Company and the distribution of assets to shareholders, (x) on a pro rata basis to the holders of all outstanding shares of the series of Common Stock relating to such Group and, in the case of a Disposition of the properties and assets attributed to the CarMax Group, to the Company for the benefit of the Circuit City Group with respect to the Number of Shares Issuable with Respect to the Inter-Group Interest, if any,
(y) to any person or entity controlled by the Company (as determined by the Board of Directors) or (z) in connection with a Related Business Transaction), the Company is required, on or prior to the 85th Trading Day following the consummation of such Disposition, to either:

     (1) provided that there are assets of the Company legally available therefor:

          (i) subject to the limitations described above in the second paragraph under " -- Dividends," declare and pay a dividend in cash and/or securities (other than Common Stock) or other property to the holders of outstanding shares of the series of Common Stock relating to the Group subject to such Disposition having a Fair Value as of the date of such consummation equal in the aggregate to (I) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value of the Net Proceeds of such Disposition and (II) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of the record date for determining holders entitled to receive such dividend multiplied by the Fair Value of the Net Proceeds of such Disposition; or

          (ii) (A) if such Disposition involves all (not merely substantially all) of the properties and assets attributed to such Group, redeem all outstanding shares of Common Stock relating to the Group subject to such Disposition in exchange for cash and/or securities (other than Common Stock) or other property having a Fair Value as of the date of such consummation in the aggregate equal to (I) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value of the Net Proceeds of such Disposition and (II) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of such redemption date multiplied by the Fair Value of the Net Proceeds of such Disposition; or

          (B) if such Disposition involves substantially all (but not all) of the properties and assets attributed to such Group, redeem such number of whole shares of the series of Common Stock relating to the Group subject to such Disposition (but in any event not more than the number of shares of such series of Common Stock outstanding) as have in the aggregate an average Market Value, during the 10-Trading Day period beginning on the 16th Trading Day immediately succeeding such consummation, closest to (I) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value of the Net Proceeds of such Disposition as of the date of such consummation or (II) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of the date such shares are selected for redemption multiplied by the Fair Value of the Net Proceeds of such Disposition as of the date of such consummation, in either case in consideration for cash and/or securities (other than Common Stock) or other property having a Fair Value in the aggregate equal to such Fair Value of the Net Proceeds or such product, as applicable;

     provided, however, that the Company may only redeem shares of a series of Common Stock pursuant to this paragraph (ii) if the Fair Value of the Net Proceeds to be paid in redemption of such series is less than or equal to the Available Dividend Amount with respect to the Group subject to such Disposition; or

     (2) convert each outstanding share of the series of Common Stock relating to the Group subject to such Disposition into a number of fully paid and nonassessable shares of the series of Common Stock relating to the other Group (or, if the Common Stock relating to the other Group is not Publicly Traded at such time and shares of another class or series of common stock of the Company (other than the series of Common Stock relating to the Group subject to such Disposition) are then Publicly Traded, of such other class or series of common stock as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion mailed to holders), equal to 110% of the ratio (rounded to the nearest five decimal places) of the average Market Value of one share of Common Stock relating to the Group subject to such Disposition to the average Market Value of one share of Common Stock relating to the other Group (or such other class or series of common stock, as the case may be), during the 10-Trading Day period beginning on the 16th Trading Day following such consummation.

     The Board of Directors may, within one year after a dividend or redemption described above in this section, convert each outstanding share of the series of Common Stock relating to the Group subject to such Disposition into a number of fully paid and nonassessable shares of the series of Common Stock relating to the other Group (or, if the series of Common Stock relating to the other Group is not Publicly Traded at such time and shares of another class or series of common stock of the Company (other than the series of Common Stock relating to the Group subject to such Disposition) are then Publicly Traded, of such other class or series of common stock as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion mailed to holders) equal to 110% of the Market Value Ratio of the Circuit City Stock to the CarMax Stock, if the Circuit City Stock is to be converted into CarMax Stock, or the Market Value Ratio of the CarMax Stock to the Circuit City Stock, if the CarMax Stock is to be converted into Circuit City Stock, as of the fifth Trading Day prior to the date of the notice of such conversion mailed to such holders. Any such exchange would dilute the interest in the Company of holders of the series of Common Stock relating to the Group not subject to the Disposition and would preclude holders of both series of Common Stock from retaining their investment in a security reflecting separately the business of their respective Group. In determining whether to effect any such conversion following such a dividend or partial redemption, the Board of Directors, in its sole discretion and consistent with its fiduciary duties, in addition to other matters, would likely consider whether the remaining properties and assets attributed to the Group subject to the Disposition continue to constitute a viable business. Other considerations could include the number of shares of Common Stock relating to such Group remaining issued and outstanding, the per share market price of such Common Stock and the cost of maintaining shareholder accounts.

     For these purposes, "substantially all of the properties and assets" attributed to either Group means a portion of such properties and assets (i) that represents at least 80% of the then Fair Value of the properties and assets attributed to such Group or (ii) from which were derived at least 80% of the aggregate revenues for the immediately preceding 12 fiscal quarterly periods of the Company derived from the properties and assets of such Group as of such date.

     A "Related Business Transaction" means any Disposition of all or substantially all of the properties and assets attributed to either Group in a transaction or series of related transactions that result in the Company receiving in consideration of such properties and assets primarily equity securities (including, without limitation, capital stock, debt securities convertible into or exchangeable for equity securities or interests in a general or limited partnership or limited liability company, without regard to the voting power or other management or governance rights associated therewith) of any entity which (i) acquires such properties or assets or succeeds (by merger, formation of a joint venture or otherwise) to the business conducted with such properties or assets or controls such acquiror or successor and (ii) is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by such Group prior to such Disposition, as determined by the Board of Directors. The purpose of the Related Business Transaction exception is to enable the Company technically to "dispose" of properties or assets of a Group to other entities engaged or proposing to engage in businesses similar or complementary to those of the series of Common Stock of such Group without resulting in a dividend on, or a conversion or redemption of, the series of Common Stock of such Group.

     The "Net Proceeds" of a Disposition of any of the properties and assets attributed to either Group means, as of any date, an amount, if any, equal to what remains of the gross proceeds of such Disposition after any payment of, or reasonable provision for, (a) any taxes payable by the Company (or which would have been payable but for the utilization of tax benefits attributable to the other Group) in respect of such Disposition or in respect of any resulting dividend or redemption, (b) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and
(c) any liabilities (contingent or otherwise) attributed to such Group, including, without limitation, any liabilities for deferred taxes or any indemnity or guarantee obligations of the Company incurred in connection with the Disposition or otherwise and any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends in respect of the Preferred Stock attributed to such Group.

     The Company may elect to pay the dividend or redemption price referred to in clause (1)(i) or (1)(ii) of the fifth preceding paragraph above either in the same form as the proceeds of the Disposition were received or in any other combination of cash, securities (other than Common Stock) or other property that the Board of Directors or, in the case of equity securities or debt securities that have not been Publicly Traded for a period of at least 15 months, an independent investment banking firm, determines will have an aggregate market value of not less than the amount of the Fair Value of the Net Proceeds.

     At the time of any dividend or redemption made as a result of a Disposition of the properties and assets attributed to the CarMax Group, the financial statements of the Circuit City Group will be credited, and the financial statements of the CarMax Group will be charged, with an amount equal to the product of (i) the Fair Value of such dividend or redemption multiplied by (ii) a fraction, the numerator of which is the Inter-Group Interest Fraction on the record date for such dividend or redemption and the denominator of which is the Outstanding CarMax Fraction on the record date for such dividend or redemption.

  CONVERSION OF COMMON STOCK AT OPTION OF THE COMPANY

     The Board of Directors may at any time convert each outstanding share of Circuit City Stock into a number of fully paid and nonassessable shares of CarMax Stock (or, if CarMax Stock is not Publicly Traded at such time and shares of another class or series of common stock of the Company (other than Circuit City Stock) are then Publicly Traded, of such other class or series of common stock of the Company as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion mailed to holders), equal to 115% of the Market Value Ratio of the Circuit City Stock to the CarMax Stock as of the fifth Trading Day prior to the date of the notice of such conversion mailed to such holders.

     The Board of Directors may at any time convert each outstanding share of CarMax Stock into a number of fully paid and nonassessable shares of Circuit City Stock (or, if Circuit City Stock is not Publicly Traded at such time and shares of another class or series of common stock of the Company (other than CarMax Stock) are then Publicly Traded, of such other class or series of common stock of the Company as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion mailed to holders), equal to 115% of the Market Value Ratio of the CarMax Stock to the Circuit City Stock as of the fifth Trading Day prior to the date of the notice of such conversion mailed to such holders.

     The foregoing provisions allow the Company the flexibility to recapitalize the Common Stock into one series of common stock that would, after such recapitalization, represent an equity interest in all of the Company's businesses. The optional exchange could be exercised at any future time if the Board of Directors determined that, under the facts and circumstances then existing, an equity structure consisting of two series of common stock was no longer in the best interests of all of the Company's shareholders. Such exchange may be exercised, however, at a time that is disadvantageous to the holders of one of the series of Common Stock. See "Risk Factors -- Fiduciary Duties of the Board of Directors; No Definitive Precedent under Virginia Law" and
" -- Potential Diverging Interests."

  REDEMPTION IN EXCHANGE FOR STOCK OF SUBSIDIARY

     At any time at which all of the assets and liabilities attributed to the Circuit City Group (and no other assets or liabilities of the Company or any subsidiary thereof) are held directly or indirectly by one or more wholly owned subsidiaries of the Company (the "Circuit City Group Subsidiaries"), the Board of Directors may, provided that there are assets of the Company legally available therefor, redeem all of the outstanding shares of Circuit City Stock for all of the outstanding shares of the common stock of the Circuit City Group Subsidiaries, on a pro rata basis. If at the time of any such redemption, the Circuit City Group holds an Inter-Group Interest in the CarMax Group, the Company will also issue a number of shares of CarMax Stock equal to the Number of Shares Issuable with Respect to the Inter-Group Interest either to (i) the holders of the Circuit City Stock or (ii) one or more of the Circuit City Group Subsidiaries.

     At any time at which all of the assets and liabilities attributed to the CarMax Group (and no other assets or liabilities of the Company or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Company (the "CarMax Group Subsidiaries"), the Board of Directors may, provided that there are assets of the Company legally available therefor, redeem all of the outstanding shares of CarMax Stock for a number of shares of common stock of the CarMax Group Subsidiaries equal to the product of the Outstanding CarMax Fraction multiplied by the number of shares of the CarMax Group Subsidiaries to be outstanding immediately following such redemption, on a pro rata basis. The Company will retain or distribute the balance of the outstanding shares of the common stock of the CarMax Group Subsidiaries in respect of the Inter-Group Interest of the Circuit City Group in the CarMax Group, if any.

  GENERAL CONVERSION AND REDEMPTION PROVISIONS

     Not later than the 10th Trading Day following the consummation of a Disposition referred to above under
" -- Mandatory Dividend, Redemption or Conversion of Common Stock," the Company will announce publicly by press release (i) the Net Proceeds of such Disposition, (ii) the number of shares outstanding of the series of Common Stock relating to the Group subject to such Disposition, (iii) the number of shares of such Common Stock into or for which Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (iv) in the case of a Disposition of the properties and assets attributable to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Company will announce publicly by press release which of the actions specified in clause
(1)(i), (1)(ii)(A), (1)(ii)(B) or (2) of the first paragraph under " -- Mandatory Dividend, Redemption or Conversion of Common Stock" it has irrevocably determined to take.

     If the Company determines to pay a dividend as described in clause (1) (i) of such paragraph, the Company is required, not later than the 30th Trading Day following the consummation of such Disposition, to cause to be given to each holder of shares of the series of Common Stock relating to the Group subject to such Disposition and to each holder of Convertible Securities convertible into or exchangeable or exercisable for shares of such Common Stock (unless alternate provision for notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), a notice setting forth
(i) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, (ii) the anticipated payment date of such dividend (which will not be more than 85 Trading Days following the consummation of such Disposition), (iii) the type of property to be paid as such dividend in respect of outstanding shares of such Common Stock,
(iv) the Net Proceeds of such Disposition, (v) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice, (vi) the number of outstanding shares of such Common Stock and the number of shares of such Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (vii) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities will be entitled to receive such dividend only if such holder properly converts, exchanges or exercises them on or prior to the record date referred to in clause (i) of this sentence. Such notice will be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Company.

     If the Company determines to undertake a redemption pursuant to clause
(1)(ii)(A) of the first paragraph under "Mandatory Dividend, Redemption or Conversion of Common Stock," the Company is required, not earlier than the 35th Trading Day and not later than the 45th Trading Day prior to the redemption date, to cause to be given to each holder of shares of the series of Common Stock subject to the Disposition referred to in such paragraph, and to each holder of Convertible Securities convertible into or exchangeable or exercisable for shares of such Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities) a notice setting forth (1) a statement that all shares of such Common Stock outstanding on the redemption date will be redeemed, (2) the redemption date (which will not be more than 85 Trading Days following the consummation of such Disposition), (3) the type of property in which the redemption price for the shares to be redeemed is to be paid, (4) the Net Proceeds of such Disposition, (5) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice, (6) the place or places where certificates for shares of such Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement) are to be surrendered for delivery of cash and/or securities or other property, (7) the number of outstanding shares of such Common Stock and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (8) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities will be entitled to participate in such redemption only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the redemption date referred to in clause (2) of this sentence and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or the Articles as then amended if such holder thereafter converts, exchanges or exercises such Convertible Securities and (9) a statement to the effect that, except as otherwise provided below, dividends on such shares of such Common Stock shall cease to be paid as of such redemption date. Such notice will be sent by first-class mail, postage prepaid to each such holder at such holder's address as the same appears on the transfer books of the Company.

     If the Company determines to undertake a redemption pursuant to clause
(1)(ii)(B) of the first paragraph under "Mandatory Dividend, Redemption or Conversion of Common Stock," the Company is required, not later than the 30th Trading Day following consummation of the Disposition referred to in such paragraph, to cause to be given to each holder of shares of the series of Common Stock relating to the Group subject to such Disposition and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), a notice setting forth (i) a date, not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition in respect of which such redemption is to be made, on which shares of such series of Common Stock will be selected for redemption, (ii) the anticipated redemption date which will not be more than 85 Trading Days following the consummation of such Disposition, (iii) the type of property in which the redemption price for the shares to be redeemed is to be paid, (iv) the Net Proceeds of such Disposition, (v) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the Outstanding CarMax Fraction, (vi) the number of outstanding shares of such Common Stock and the number of shares of such Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (vii) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities will be entitled to participate in such selection for redemption only if such holder properly converts, exchanges or exercises them on or prior to the date referred to in clause (i) of this sentence and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or the Articles as then amended if such holder thereafter converts, exchanges or exercises such Convertible Securities and (viii) a statement that the Company will not be required to register a transfer of any shares of such series of Common Stock for a period of 15 Trading Days next preceding the date referred to in clause (i) of this sentence. Promptly, but not earlier than 40 Trading Days nor more than 50 Trading Days following the consummation of such Disposition, the Company is required to cause to be given to each holder of shares of such Common Stock to be so redeemed a notice setting forth (1) the number of shares of such Common Stock held by such holder to be redeemed, (2) a statement that such shares of such Common Stock will be redeemed, (3) the redemption date, (4) the kind and per share amount of cash and/or securities or other property to be received by such holder with respect to each share of such Common Stock to be redeemed, including details as to the calculation thereof, (5) the place or places where certificates for shares of such Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement) are to be surrendered for delivery of such cash and/or securities or other property, (6) if applicable, a statement to the effect that the shares being redeemed may no longer be transferred on the transfer books of the Company after the redemption date and (7) a statement to the effect that, except as otherwise provided below, dividends on such shares of such Common Stock will cease to be paid as of such redemption date. Such notices will be sent by first-class mail, postage prepaid to each such holder, at such holder's address as the same appears on the transfer books of the Company.

     If less than all of the outstanding shares of such Common Stock are to be redeemed as described above under
" -- Mandatory Dividend, Redemption or Conversion of Common Stock," such shares will be redeemed by the Company pro rata among the holders of outstanding shares of such Common Stock or by such other method as may be determined by the Board of Directors to be equitable.

     In the event of any conversion as described above under " -- Conversion of Common Stock at Option of the Company" or " -- Mandatory Dividend, Redemption or Conversion of Common Stock," the Company will cause to be given, not earlier than the 35th Trading Day and not later than the 45th Trading Day prior to the consummation date, to each holder of shares of the series of Common Stock to be so converted and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), a notice setting forth (i) a statement that all outstanding shares of such Common Stock will be converted, (ii) the conversion date (which, in the case of a conversion after a Disposition, will not be more than 85 Trading Days following the consummation of such Disposition), (iii) the per share number of shares of Circuit City Stock or CarMax Stock or other class or series of common stock of the Company, as the case may be, to be received with respect to each share of such Common Stock, including details as to the calculation thereof, (iv) the place or places where certificates for shares of such Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement) are to be surrendered for delivery of certificates for shares of such Common Stock, (v) the number of outstanding shares of such Common Stock and the number of shares of such Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (vi) a statement to the effect that, except as otherwise provided below, dividends on such shares of such Common Stock will cease to be paid as of such conversion date and (vii) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities will be entitled to receive shares of such Common Stock upon such conversion only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the conversion date referred to in clause (ii) of this sentence and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or the Articles as then amended if such holder thereafter converts, exchanges or exercises such Convertible Securities. Such notice will be sent by first-class mail, postage prepaid, to such holder at such holder's address as the same appears on the transfer books of the Company.

     If the Company determines to redeem shares of a series of Common Stock as described above under " -- Redemption in Exchange for Stock of Subsidiary," the Company will cause to be given to each holder of shares of such Common Stock and to each holder of Convertible Securities convertible into or exchangeable or exercisable for shares of such Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), a notice setting forth (i) a statement that all shares of such Common Stock outstanding on the redemption date will be redeemed in exchange for shares of common stock of the Circuit City Group Subsidiaries (and, in the case of a redemption to which clause (i) of the second sentence of the first paragraph under " -- Redemption in Exchange for Stock of a Subsidiary" applies, CarMax Stock) or shares of common stock of the CarMax Group Subsidiaries, as the case may be, (ii) the redemption date, (iii) if CarMax Stock is being redeemed, the Outstanding CarMax Fraction on the date of such notice, (iv) the place or places where certificates for shares of such Common Stock properly endorsed or assigned for transfer (unless the Company waives such requirement) are to be surrendered for delivery of certificates for shares of common stock of the Circuit City Group Subsidiaries (and, in the case of a redemption to which clause (i) of the second sentence of the first paragraph under " -- Redemption in Exchange for Stock of a Subsidiary" applies, CarMax Stock) or shares of common stock of the CarMax Group Subsidiaries, as the case may be, (v) a statement to the effect that, except as otherwise provided below, dividends on such shares of such Common Stock will cease to be paid as of such redemption date, (vi) the outstanding number of shares of such Common Stock and the number of shares of such Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (vii) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities will be entitled to receive shares of common stock of the Circuit City Group Subsidiaries (and, in the case of a redemption to which clause (i) of the second sentence of the first paragraph under " -- Redemption in Exchange for Stock of a Subsidiary" applies, CarMax Stock) or shares of common stock of the CarMax Group Subsidiaries, as the case may be, only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the date referred to in clause (ii) of this sentence and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or the Articles of Amendment if such holder thereafter converts, exchanges or exercises such Convertible Securities. Such notice will be sent by first-class mail, postage prepaid, not less than 30 Trading Days nor more than 45 Trading Days prior to the redemption date, to each such holder at such holder's address as the same appears on the transfer books of the Company.

     Neither the failure to mail any notice described above to any particular holder of shares of any series of Common Stock or of any Convertible Securities nor any defect therein will affect the sufficiency thereof with respect to any other holder of outstanding shares of such Common Stock or of outstanding Convertible Securities, or the validity of any such conversion or redemption.

     The Company will not be required to issue or deliver fractional shares of any class or series of capital stock or any fractional securities to any holder of either series of Common Stock upon any conversion, redemption, dividend or other distribution described above. If more than one share of Common Stock is held at the same time by the same holder, the Company may aggregate the number of shares of any class or series of capital stock that is issuable or the amount of securities or property that is distributable to such holder upon any such conversion, redemption, dividend or other distribution (including any fractions of shares or securities). If the number of shares of any class or series of capital stock or the amount of securities remaining to be issued or distributed to any holder of such Common Stock is a fraction, the Company will, if such fraction is not issued or distributed to such holder, pay a cash adjustment in respect of such fraction in an amount equal to the Fair Value of such fraction on the fifth Trading Day prior to the date such payment is to be made (without interest).

     No adjustments in respect of dividends will be made upon the conversion or redemption of any shares of Common Stock; provided, however, that if such shares are converted or redeemed by the Company after the record date for determining holders of such Common Stock entitled to any dividend or distribution thereon, such dividend or distribution will be payable to the holders of such shares at the close of business on such record date notwithstanding such conversion or redemption, in each case without interest.

     Before any holder of Common Stock will be entitled to receive certificates representing shares of any capital stock, cash and/or other securities or property to be distributed to such holder with respect to any conversion or redemption of shares of such Common Stock, such holder is required to surrender at such place as the Company specified certificates for shares of such Common Stock, properly endorsed or assigned for transfer (unless the Company waives such requirement). As soon as practicable after the Company's receipt of certificates for such shares of such Common Stock, the Company will deliver to the person for whose account such shares were so surrendered, or to the nominee or nominees of such person, certificates representing the number of whole shares of the kind of capital stock, cash and/or other securities or property to which such person was entitled, together with any fractional payment referred to above, in each case without interest. If less than all of the shares of Common Stock represented by any one certificate are to be redeemed, the Company will issue and deliver a new certificate for the shares of such Common Stock not redeemed.

     From and after any conversion or redemption of shares of either series of Common Stock, all rights of a holder of shares of such Common Stock that were converted or redeemed will cease, except for the right, upon surrender of the certificates representing such shares of such Common Stock, to receive the cash and/or the certificates representing shares of the kind and amount of capital stock and/or other securities or property for which such shares were converted or redeemed, together with any fractional payment or rights to dividends as provided above, in each case without interest. No holder of a certificate that immediately prior to the conversion or redemption of Common Stock represented shares of such Common Stock will be entitled to receive any dividend or other distribution or interest payment with respect to shares of any kind of capital stock into or in exchange for which shares of such Common Stock were converted or redeemed until surrender of such holder's certificate in exchange for a certificate or certificates representing shares of such kind of capital stock. Upon such surrender, there will be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable with respect to a record date occurring after the conversion, but which were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a conversion, the Company will, however, be entitled to treat the certificates for such Common Stock that have not yet been surrendered for conversion as evidencing the ownership of the number of whole shares of the kind of capital stock for which the shares of such Common Stock represented by such certificates should have been converted, notwithstanding the failure to surrender such certificates.

     The Company will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of any shares of capital stock and/or other securities on conversion or redemption of shares of either series of Common Stock pursuant hereto. The Company will not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of any shares of capital stock and/or other securities in a name other than that in which the shares of such Common Stock so converted or redeemed were registered, and no such issue or delivery will be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax had been paid.

VOTING RIGHTS

     Currently, holders of Existing Common Stock have one vote per share on all matters submitted to shareholders. The CarMax Stock Proposal Amendments will provide that the holders of both series of Common Stock and any series of Preferred Stock outstanding at the time of such vote and entitled to vote together with the holders of Common Stock will vote together as a single voting group on all matters as to which common shareholders generally are entitled to vote other than a matter with respect to which the Common Stock or either series thereof or any series of Preferred Stock would be entitled to vote as a separate voting group. On all matters as to which both series of Common Stock would vote together as a single voting group, (i) each outstanding share of Circuit City Stock shall have one vote, and (ii) each outstanding share of CarMax Stock shall have a number of votes (including a fraction of one vote) equal to the quotient (rounded to the nearest three decimal places), of (A) the sum of (1) four times the average Market Value of the CarMax Stock over the five-Trading Day period ending on the 10th Trading Day prior to the record date for determining the holders of Common Stock entitled to vote, (2) three times the average Market Value of the CarMax Stock over the next preceding five-Trading Day period, (3) two times the average Market Value of the CarMax Stock over the next preceding five-Trading Day period and (4) the average Market Value of the CarMax Stock over the next preceding five-Trading Day period, divided by (B) the sum of (1) four times the average Market Value of the Circuit City Stock over the five-Trading Day period ending on such 10th Trading Day, (2) three times the average Market Value of the Circuit City Stock over the next preceding five-Trading Day period, (3) two times the average Market Value of the Circuit City Stock over the next preceding five-Trading Day period and (4) the average Market Value of the Circuit City Stock over the next preceding five-Trading Day period. If shares of only one series of Common Stock are outstanding, each share of that series shall be entitled to one vote. If either series of Common Stock is entitled to vote as a separate voting group with respect to any matter, each share of that series shall, for purposes of such vote, be entitled to one vote on such matter.

     To illustrate the foregoing, if the average Market Value of the CarMax Stock for the periods specified in clause (A) above were $10, $20, $30 and $40, respectively, and the average Market Value of the Circuit City Stock for the periods specified in clause (B) above were $30, $40, $50 and $60, respectively, each share of Circuit City Stock would have one vote and each share of CarMax Stock would have 0.50 votes based on the following calculation:

                        (4x$10)+(3x$20)+(2x$30)+(1x$40)
                        -------------------------------
                        (4x$30)+(3x$40)+(2x$50)+(1x$60)

Based on such number of votes, on any proposal where both series of Common Stock vote together as a single voting group (with no classes or series of Preferred Stock, if any, entitled to vote together with the holders of Common Stock) and assuming four times as many shares of Circuit City Stock as CarMax Stock are issued and outstanding, the shares of Circuit City Stock and CarMax Stock would represent approximately 89% and 11%, respectively, of the total voting power.

     The Company anticipates that upon completion of the CarMax Stock Offering, the Circuit City Stock will initially represent a substantial majority of the voting power of all shares of Common Stock entitled to vote in the election of directors.

     If the CarMax Stock Proposal is approved by the shareholders and implemented by the Board of Directors, the Company will set forth the number of outstanding shares of Circuit City Stock and CarMax Stock in its Annual and Quarterly Reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will disclose in any proxy statement for a shareholder meeting the number of outstanding shares and per share voting rights of the Circuit City Stock and the CarMax Stock.

     The relative voting rights of the Circuit City Stock and the CarMax Stock could fluctuate as described above so that a holder's voting rights will more closely reflect the Market Value of such holder's equity investment in the Company. Fluctuations in the relative voting rights of the Circuit City Stock and the CarMax Stock could influence an investor interested in acquiring and maintaining a fixed percentage of the voting power of the Company to acquire such percentage of both series of Common Stock, and would limit the ability of investors in one series to acquire for the same consideration relatively more or less votes per share than investors in the other series.

     Following implementation of the CarMax Stock Proposal, the holders of Circuit City Stock and CarMax Stock would vote together as a single voting group, except as to certain mergers and statutory share exchanges and certain amendments to the Articles affecting, among other things, the designation, rights, preferences or limitations of either series of Common Stock, in which case a separate vote by the holders of the particular series affected would also be required. Accordingly, if a separate vote on a matter by the holders of either the Circuit City Stock or CarMax Stock is not required under the VSCA and if the Board of Directors does not require a separate vote, the series that is entitled to more than the number of votes required to approve such matter will be in a position to control the outcome of the vote on such matter even if the matter involved a divergence or the appearance of a divergence of the interests between the holders of the Circuit City Stock and the CarMax Stock. Conversely, if a separate vote of the holders of either Circuit City Stock or CarMax Stock is required to approve, for example, a merger of the type described above, the favorable vote of the holders of more than two-thirds of the total number of votes entitled to be cast with respect to each of the Circuit City Stock and CarMax Stock may be required for approval. In such instance, the holders of either the Circuit City Stock or CarMax Stock could prevent approval of such merger notwithstanding the fact that the holders of more than two-thirds of the total number of votes entitled to be cast with respect to both the Circuit City Stock and CarMax Stock had voted in favor of it. Under the VSCA and the Articles, (i) approval of certain matters, such as a merger, statutory share exchange, and certain amendments to the Articles, requires the approval of the holders of more than two-thirds of the total number of votes entitled to be cast thereon by each voting group; (ii) approval of any other amendments to the Articles requires the approval of the holders of a majority of the votes entitled to be cast thereon by each voting group; and (iii) approval of most other matters (other than the election of directors who are elected by a plurality of the votes cast) requires the votes cast in favor of the matter to exceed the votes cast opposing the matter. See "Risk Factors -- Limited Separate Shareholder Voting Rights; Effects on Voting Power."

     The CarMax Stock Proposal Amendments will reserve to the Board of Directors the right to condition the submission of a particular matter on receipt of a separate vote of the holders of outstanding shares of Circuit City Stock or CarMax Stock. The Board of Directors has no present intention of imposing such a separate vote requirement on any matter which it can now foresee. However, should the Board of Directors, in the exercise of its fiduciary duties and its good faith judgment of the best interests of the Company, conclude that such a separate vote is necessary or desirable, it has reserved the right to so require.

LIQUIDATION

     Currently, in the event of a liquidation, dissolution or termination of the Company, after payment, or provision for payment, of the debts and other liabilities of the Company and the payment of full preferential amounts (including any accumulated and unpaid dividends) to which the holders of any Preferred Stock are entitled, holders of Existing Common Stock are entitled to share ratably in the remaining net assets of the Company. Under the CarMax Stock Proposal, in the event of a liquidation, dissolution or termination of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company and full preferential amounts (including any accumulated and unpaid dividends) to which holders of any series of Preferred Stock are entitled (regardless of the Group to which such shares of Preferred Stock were attributed), the holders of Circuit City Stock and CarMax Stock will be entitled to receive the net assets, if any, of the Company remaining for distribution to holders of Common Stock on a per share basis in proportion to the Liquidation Units per share of each series. Each share of Circuit City Stock will have one Liquidation Unit and each share of
CarMax Stock will have .     of a Liquidation Unit. Thus, the liquidation rights
of the holders of the respective series may not bear any relationship to the relative market values or the relative voting rights of the two series.

     The Liquidation Units of the Circuit City Stock and the CarMax Stock were determined by the Company in consultation with its financial advisors and are based upon, among other factors, each Group's initial level of debt and equity capitalization, each Group's recent historical financial performance, the market prices of shares of comparable companies that are publicly traded and the current state of the markets for public offerings and other stock transactions. See "Risk Factors -- No Assurance as to Market Price." The Company considers that its complete liquidation is a remote contingency, and its financial advisors believe that, in general, these liquidation provisions are immaterial to trading in Circuit City Stock and CarMax Stock. No holders of Circuit City Stock will have any special right to receive specific assets attributable to the Circuit City Group and no holder of CarMax Stock will have any special right to receive specific assets attributable to the CarMax Group in the case of a dissolution or liquidation of the Company.

     If the Company subdivides (by stock split, reclassification or otherwise) or combines (by reverse stock split or otherwise) the outstanding shares of either Circuit City Stock or CarMax Stock or declares a dividend or other distribution of shares of Circuit City Stock or CarMax Stock to holders of such series of Common Stock, the number of Liquidation Units of the Circuit City Stock or the number of Liquidation Units of the CarMax Stock, will be appropriately adjusted as determined by the Board of Directors so as to avoid any dilution in aggregate liquidation rights of any series of Common Stock. For example, in case the Company were to effect a two-for-one split of the Circuit City Stock, an adjustment would be made so that either the Circuit City Stock would be entitled to 0.5 of a Liquidation Unit per share or the CarMax Stock
would be entitled to    of a Liquidation Unit per share, as determined by the
Board of Directors, in order to avoid dilution in the aggregate liquidation rights of holders of CarMax Stock.

     Neither a merger nor share exchange of the Company into or with any other corporation, nor a merger or share exchange of any other corporation into or with the Company, nor any sale, lease, exchange or other disposition of all or any part of the assets of the Company, will, alone, be deemed to be a liquidation of the Company, or cause the dissolution of the Company, for purposes of the liquidation provisions set forth above.

DETERMINATIONS BY THE BOARD OF DIRECTORS

     If the CarMax Stock Proposal is approved by the shareholders and implemented by the Board of Directors, any determinations made in good faith by the Board of Directors under any provision described under "Description of Circuit City Stock and CarMax Stock," and any determinations with respect to any Group or the rights of holders of shares of either series of Common Stock, would be final and binding on all shareholders of the Company, subject to the rights of shareholders under applicable Virginia law and under the federal securities laws.

PREEMPTIVE RIGHTS

     Neither the holders of the Circuit City Stock nor the holders of the CarMax Stock will have any preemptive rights or any rights to convert their shares into any other securities of the Company.

INTER-GROUP INTEREST

     The "Outstanding CarMax Fraction" means the percentage interest in the CarMax Group represented at any time by the outstanding shares of CarMax Stock, and the "Inter-Group Interest Fraction" means the remaining percentage interest in the CarMax Group that is attributed to the Circuit City Group. The sum of the Inter-Group Interest Fraction and the Outstanding CarMax Fraction will always equal 100%. The "Number of Shares Issuable with Respect to the Inter-Group Interest" means the number of shares of CarMax Stock that could be sold or otherwise issued by the Company for the account of the Circuit City Group in respect of the Inter-Group Interest. The Inter-Group Interest would not be represented by actual shares of CarMax Stock and could not be voted by the Circuit City Group.

     The shares of CarMax Stock that the Company expects to issue in the CarMax Stock Offering will be issued for the account of the CarMax Group. As a result, immediately after the CarMax Stock Offering, the Outstanding CarMax Fraction is expected to equal 15% to 20% and the Inter-Group Interest Fraction is expected to equal approximately 80% to 85%. If shares representing a greater percentage of the equity value of the CarMax Group are sold in the CarMax Stock Offering, the Company will identify the number of such additional shares that is issued for the account of the Circuit City Group and the number of such additional shares that is issued for the account of the CarMax Group. In each case, the Outstanding CarMax Fraction would increase and the Inter-Group Interest Fraction would decrease accordingly. The Number of Shares Issuable with Respect to the Inter-Group Interest would be reduced as a result of the issuance of any such additional shares for the account of the Circuit City Group and would be unchanged as a result of the issuance of any such additional shares for the account of the CarMax Group.

     The Board of Directors has determined that 75,440,000 is the number of shares of CarMax Stock that, if issued, would initially represent 100% of the equity value of the CarMax Group. Such number was determined based on the historical and projected financial and operating information of the CarMax Group, the market prices of securities and certain financial and operating information of companies engaged in activities similar to those of the CarMax Group, prevailing equity market conditions and the desired range of the initial public offering price of the CarMax Stock. The number of shares of CarMax Stock representing 100% of the equity value of the CarMax Group would increase as a result of the CarMax Stock Offering to the extent of the shares issued for the account of the CarMax Group. For example, if 20% of the equity value of the CarMax Group were issued in the CarMax Stock Offering, the 18,860,000 shares representing such percentage and issued to the public would cause the number of shares representing 100% of the equity value of the CarMax Group to increase to 94,300,000.

     At the time of any additional sale of CarMax Stock, the Board of Directors would, in its sole discretion, determine the allocation of the net proceeds of such sale between the Circuit City Group and the CarMax Group. The Board of Directors could allocate 100% of the net proceeds of a sale of CarMax Stock to the Circuit City Group or to the CarMax Group, in which event the net proceeds would be reflected entirely in the financial statements of the Group to which such proceeds would be allocated. If the net proceeds of any sale of CarMax Stock were allocated to the Circuit City Group in respect of its Inter-Group Interest, the Number of Shares Issuable with Respect to the Inter-Group Interest would be reduced, the Inter-Group Interest Fraction would accordingly also be reduced and the Outstanding Interest Fraction would be proportionately increased. If the net proceeds of any sale of CarMax Stock were allocated to the CarMax Group, the Number of Shares Issuable with Respect to the Inter-Group Interest would not be reduced, but the Inter-Group Interest Fraction would nonetheless be reduced, and the Outstanding Interest Fraction would increase accordingly.

     The Board of Directors reserves the right to issue shares of CarMax Stock as a distribution on the Circuit City Stock, although it has no current intention to do so. Such a distribution would be treated as a distribution of shares issuable with respect to the Inter-Group Interest and, as a result, the Number of Shares Issuable with Respect to the Inter-Group Interest would decrease by the number of shares distributed to the holders of Circuit City Stock, resulting in a reduction in the Inter-Group Interest Fraction and a proportionate increase in the Outstanding CarMax Fraction.

     If the Company repurchases shares of CarMax Stock with cash or property of the Circuit City Group, the Number of Shares Issuable with Respect to the Inter-Group Interest and the Inter-Group Interest Fraction would increase and the Outstanding CarMax Fraction would decrease accordingly. If the repurchase of shares of CarMax Stock were attributed to the CarMax Group, the Number of Shares Issuable with Respect to the Inter-Group Interest would not change but the Inter-Group Interest Fraction would nonetheless increase and the Outstanding CarMax Fraction would decrease accordingly.

     The foregoing determinations with respect to the allocation of issuances of shares of CarMax Stock between the Groups and the choice of which Group's funds are to be used to repurchase shares of CarMax Stock will be made by the Board of Directors, in its discretion, after consideration of a number of factors, including, among others, the relative levels of internally generated cash flow of each Group, the long-term business prospects for each Group and the availability and cost of alternative financing sources.

     Cash or other property allocated to the Circuit City Group that is contributed as additional equity to the CarMax Group would increase the Number of Shares Issuable with Respect to the Inter-Group Interest (based on the then current Market Value of shares of CarMax Stock), and, accordingly, would increase the Inter-Group Interest Fraction and decrease the Outstanding CarMax Fraction. Cash or other property allocated to the CarMax Group that is transferred to the Circuit City Group would, if so determined by the Board of Directors, decrease the Number of Shares Issuable with Respect to the Inter-Group Interest (based on the then current Market Value of shares of CarMax Stock) and, accordingly, would decrease the Inter-Group Interest Fraction and increase the Outstanding CarMax Fraction. The Board of Directors could determine, in its sole discretion, to make such contribution or transfer after consideration of a number of factors, including, among others, the financing needs and objectives of the recipient Group, the investment objectives of the transferring Group, the availability, cost and time associated with alternative financing sources, prevailing interest rates and general economic conditions.

     The financial statements of the Circuit City Group will be credited, and the financial statements of the CarMax Group will be charged with, an amount equal to the product of (i) the Fair Value of any dividend, redemption payment or other distribution paid or distributed in respect of the outstanding shares of CarMax Stock (including any dividend of, or redemption payment made with, Net Proceeds from a Disposition), times (ii) a fraction, the numerator of which is the Inter-Group Interest Fraction on the record date for such dividend, redemption payment or distribution and the denominator of which is the Outstanding CarMax Fraction on the record date for such dividend, redemption payment or distribution.

     For the definition of "Number of Shares Issuable with Respect to the Inter-Group Interest," see "Glossary of Defined Terms." For further discussion of, and illustrations of the calculation of the Inter-Group Interest Fraction, the Outstanding CarMax Fraction and the Number of Shares Issuable with Respect to the Inter-Group Interest and the effects thereon of dividends on, and issuances and repurchase of, shares of CarMax Stock, and transfers of cash or other property between Groups, see Annex I hereto.

STOCK TRANSFER AGENT AND REGISTRAR

     Norwest Bank Minnesota, N.A. will act as the registrar and transfer agent for both Circuit City Stock and the CarMax Stock.

STOCK EXCHANGE LISTINGS

     The NYSE has approved, subject to official notice of issuance, the redesignation of the Existing Common Stock as Circuit City Stock which will continue to trade under the symbol "CC." The NYSE also has approved, subject to official notice of issuance, the listing of the CarMax Stock under the symbol
"            ." The Company cannot predict to what extent a public market will develop for the shares of the Circuit City Stock or the CarMax Stock or the prices at which the shares of Circuit City Stock and the CarMax Stock may trade in such market or otherwise. See "Risk Factors -- No Assurances as to Market Price."

NO DISSENTERS' RIGHTS

     Under the VSCA, holders of shares of the Existing Common Stock will not have dissenters' rights in connection with the CarMax Stock Proposal.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following summary of the federal income tax consequences of the CarMax Stock Proposal and the Common Stock Redesignation is based on the opinion of McGuire, Woods, Battle & Boothe, L.L.P., tax counsel to the Company. The discussion is based on the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), Treasury Department regulations, published positions of the Service, and court decisions now in effect, all of which are subject to change. In particular, Congress could enact legislation affecting the treatment of stock with characteristics similar to the Circuit City Stock and the CarMax Stock or the Treasury Department could promulgate regulations that change current law, including regulations issued pursuant to its authority under section 337(d) of the Code. Any future legislation or regulations could be enacted or promulgated so as to apply retroactively to the CarMax Stock Proposal. However, upon advice of counsel, the Company believes that, as a practical matter, it is unlikely that such legislation or regulations would apply retroactively.

     The Company has not applied for an advance tax ruling from the Service because the Service has included the issuance of stock with characteristics similar to the Circuit City Stock and CarMax Stock among the transactions upon which it will not issue advance rulings.

  TAX IMPLICATIONS TO THE SHAREHOLDERS

     This discussion addresses only those shareholders who hold the Existing Common Stock and would hold the Circuit City Stock as a capital asset within the meaning of section 1221 of the Code and is included for general information only. It does not discuss all aspects of federal income taxation that may be relevant to a shareholder in light of that shareholder's particular tax circumstances and does not apply to certain types of shareholders that may be subject to special treatment under the federal income tax laws, including without limitation, tax-exempt organizations, S corporations and other pass-through entities, mutual funds, small business investment companies and persons that hold their Existing Common Stock as part of a straddle, hedging or conversion transaction. In addition, neither foreign, state or local tax consequences nor estate and gift tax considerations are discussed. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH REGARD TO THE APPLICATION OF THE FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION, AS WELL AS TO THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS TO WHICH THEY MAY BE SUBJECT.

  COMMON STOCK REDESIGNATION

     In tax counsel's opinion, the Circuit City Stock will be common stock of the Company for federal income tax purposes, and the shareholders will not recognize income, gain or loss on the Common Stock Redesignation or as a result of the amendment and restatement of the Rights Agreement described below (see
" -- Restated Rights Agreement"). The basis of the Existing Common Stock will be carried over to the Circuit City Stock received pursuant to the Common Stock Redesignation, and the holding period of the Circuit City Stock will include the holding period of the Existing Common Stock, assuming that the Existing Common Stock is a capital asset in the hands of the shareholder on the date on which the Common Stock Redesignation becomes effective. If the Circuit City Stock were instead treated as property other than stock of the Company, the Common Stock Redesignation could result in the recognition of taxable gain or loss to the shareholders based on the difference between the fair market value of the Circuit City Stock received and the shareholder's tax basis in the Existing Common Stock. Although it is possible that the Service might claim that Circuit City Stock is not stock of the Company, it is the opinion of the Company's tax counsel that such a position, if asserted, would not prevail.

  SALE OR EXCHANGE OF CIRCUIT CITY STOCK

     Upon the taxable sale or exchange of the Circuit City Stock received pursuant to the Common Stock Redesignation, a shareholder will recognize gain or loss equal to the difference between (i) any cash received plus the fair market value of any other consideration received, and (ii) the tax basis of the stock sold or exchanged. Such basis will be determined as described under "Common Stock Redesignation" above. Any gain or loss on the taxable sale or exchange of the Circuit City Stock would be a capital gain or loss, assuming that such Circuit City Stock was held as a capital asset by the shareholders on the date of the sale or exchange.

     The excess of net long-term capital gains over net short-term capital losses could be taxed at a lower rate than ordinary income for certain non-corporate taxpayers. A capital gain is long-term if the asset is held for more than one year and is short-term if held for one year or less. The distinction between capital gain or loss and ordinary income is also relevant for other purposes under the Code, including the limitation on the deductibility of capital losses.

     Any conversion of Circuit City Stock into CarMax Stock or into any other class of Common Stock of the Company upon the Company's exercise of its right to do so should constitute a tax-free exchange to the exchanging shareholder. An exchanging shareholder's tax basis and holding period in the converted Circuit City Stock would be carried over to the Common Stock received in such tax-free exchange.

  UNITED STATES ALIEN HOLDERS

     Dividend payments received by a United States Alien (as defined below) holder of the Circuit City Stock generally will be subject to United States federal withholding tax in the same manner as such holder is subject to federal withholding tax on his or her Common Stock. A United States Alien holder will not be subject to United States federal income or withholding tax on any gain realized on the taxable sale or exchange of any such stock, unless (A) such gain is effectively connected with a United States trade or business of the United States Alien, (B) the United States Alien is an individual who was present in the United States for a period or periods of 183 days or more during the taxable year and certain other conditions are met, or (C) the stock sold or exchanged is a "United States Real Property Interest" as defined in section 897(c)(1) of the Code at any time during the five years prior to the sale or exchange of the stock or at any time during the time that the United States Alien held such stock, whichever time is shorter. The Circuit City Stock will be a United States Real Property Interest only if, at any time during the five years prior to the sale or exchange of such stock or at any time during the period that the United States Alien held such stock, whichever time is shorter, the Company is a "United States real property holding corporation" as defined in section 897(c)(2) of the Code and the United States Alien directly or constructively owned more than 5% of the Circuit City Stock. The Company has determined that it is not and has not been and does not believe that it will become a "United States real property holding corporation" for federal income tax purposes.

     A "United States Alien" is any person that, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary or a foreign estate or trust, or a foreign partnership that includes as a member any of the foregoing persons.

  BACKUP WITHHOLDING

     Certain noncorporate holders of the Circuit City Stock could be subject to backup withholding at a rate of 31% on the payment of dividends on such stock. Backup withholding will apply only if the holder (i) fails to furnish its Taxpayer Identification Number ("TIN"), which, for an individual, would be his or her Social Security number, (ii) furnishes an incorrect TIN, (iii) is notified by the Service that it has failed to properly report payments of interest or dividends or (iv) under certain circumstances, fails to certify under penalties of perjury that it has furnished a correct TIN and has been notified by the Service that it is subject to back withholding for failure to report payments of interest or dividends. Shareholders should consult their tax advisors regarding their qualification for exemption from backup withholding and the procedures for obtaining such an exemption if applicable.

     The amount of any backup withholding from a payment to a holder of the Circuit City Stock will be allowed as a credit against such shareholder's federal income tax liability and may entitle such shareholder to a refund, provided that the required information is furnished to the Service.

  TAX IMPLICATIONS TO THE COMPANY

     In the opinion of tax counsel, the Circuit City Stock and the CarMax Stock will be common stock of the Company, and no gain or loss will be recognized by the Company on either the CarMax Stock Proposal or the Common Stock Redesignation. If either the Circuit City Stock or the CarMax Stock were treated as property other than stock of the Company, the

Company could recognize gain on the issuance of such stock in an amount equal to the difference between the fair market value of such stock and its tax basis in the hands of the Company. Furthermore, if the CarMax Stock (or Circuit City Stock) were treated as stock of a subsidiary of the Company, and not as common stock of the Company, depending upon the amount of stock issued, the CarMax Group (or the Circuit City Group) would not be includable in the Company's consolidated federal income tax return, and any dividends paid or deemed to be paid to the Company by the CarMax Group (or by the Circuit City Group) could be taxable to the Company. Although it is possible that the Service might claim that CarMax Stock (or Circuit City Stock) is not stock of the Company, it is the opinion of the Company's tax counsel that such a position, if asserted, would not prevail.

RESTATED RIGHTS AGREEMENT

     The Company has issued preferred stock purchase rights (the "Circuit City Rights") to all holders of the Existing Common Stock pursuant to a Rights Agreement dated April 29, 1988 between the Company and Crestar Bank, as Rights Agent, as amended and restated as of March 5, 1996 (the "Rights Agreement"). If the CarMax Stock Proposal is approved by the shareholders and implemented by the Board of Directors, (i) the Rights Agreement will be amended and restated (the "Restated Rights Agreement") to reflect the change in the capital structure of the Company, (ii) the Articles will be amended by action of the Board of Directors to establish a new series of Preferred Stock (the "Series F Preferred Stock") and (iii) the Board of Directors will authorize and declare a distribution on all the CarMax Stock that might be issued from time to time of one preferred stock purchase right (a "CarMax Right") for each outstanding share of CarMax Stock. The Circuit City Rights and the CarMax Rights are collectively referred to herein as the "Rights."

     The Restated Rights Agreement will provide that, prior to the earlier of
(i) the 10th day (the "Ownership Trigger Date") after a public announcement that a person or group (including any affiliate or associate of such person or group) (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the total votes to which all outstanding shares of Common Stock were entitled or (ii) the 10th business day after the date of the commencement of or first public announcement of the intent of any person or group to commence a tender or exchange offer the consummation of which would result in such person or group becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date"), the Circuit City Rights and the CarMax Rights will be evidenced by the certificates representing shares of Circuit City Stock and CarMax Stock, respectively, then outstanding, and no separate Rights certificates will be distributed. Therefore, until the Distribution Date, the Circuit City Rights will be transferred with and only with the Circuit City Stock, and the CarMax Rights will be transferred with and only with the CarMax Stock. For purposes of the Restated Rights Agreement, the total voting rights of the Common Stock will be determined based upon the fixed voting rights of holders of outstanding shares of Circuit City Stock and CarMax Stock in effect at the time of any such determination. See " -- Description of Circuit City Stock and CarMax Stock -- Voting."

     Upon the close of business on the Distribution Date, the Rights will separate from the Common Stock and become exercisable as described below. The Rights will expire on April 29, 1998 (the "Expiration Date"), unless earlier redeemed by the Company as described below.

     Following the Distribution Date, registered holders of Rights will be entitled to purchase from the Company (i) in the case of a Circuit City Right, one four-hundredth (1/400th) of a share of Series E Preferred Stock at a purchase price of $140, subject to adjustment (the "Series E Purchase Price"), and (ii) in the case of a CarMax Right, one four-hundredth (1/400th) of a share
of Series F Preferred Stock at a purchase price of $     , subject to adjustment
(the "Series F Purchase Price").

     In the event (i) any person or group becomes an Acquiring Person other than pursuant to a cash tender offer for all outstanding shares of Common Stock which is determined to be fair by the Continuing Directors (i.e., those directors who are such on the Distribution Date or are elected or nominated by a majority of the Continuing Directors in office on the date of such election or nomination),
(ii) an Acquiring Person engages in one or more "self-dealing"transactions with the Company as set forth in the Restated Rights Agreement, (iii) the Company is the surviving or continuing corporation in a merger or other combination with an Acquiring Person and the Common Stock is not changed or exchanged or (iv) while there is an Acquiring Person, there shall be any reclassification of securities, recapitalization of the Company or other transaction or series of transactions that has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company beneficially owned by the Acquiring Person, then the Rights would "flip-in," and proper provision would be made so that each holder of a Right, other than Rights which are, or under certain circumstances specified in the Restated Rights Agreement, were beneficially owned by any Acquiring Person (which will thereafter be void), will thereafter (a) in the case of a Circuit City Right, entitle its holder to purchase, at the Series E Purchase Price, a number of shares of Circuit City Stock with a market value equal to twice the Series E Purchase Price and (b) in the case of a

CarMax Right, entitle its holder to purchase, at the Series F Purchase Price, a number of shares of CarMax Stock with a market value equal to twice the Series F Purchase Price.

     In the event, following the announcement that a person or group has become an Acquiring Person, (i) the Company engages in a merger or consolidation with another entity in which the Company is not the surviving corporation or in which any shares of the outstanding Common Stock are changed into or exchanged for stock or other securities of another person (or the Company) or cash or other property or (ii) 50% or more of the Company's consolidated assets or earning power are sold, the Rights would "flip-over," and each Circuit City Right and each CarMax Right will entitle its holder to purchase, for the Series E Purchase Price and Series F Purchase Price, respectively, a number of shares of common stock of such entity or purchaser with a market value equal to twice the applicable Purchase Price.

     After any person or group becomes an Acquiring Person and before any Acquiring Person becomes the beneficial owner of 50% or more of the total votes to which all outstanding shares of Common Stock were entitled, the Company may, with the approval of a majority of the Continuing Directors, exchange all or part of the Circuit City Rights and CarMax Rights for shares of Circuit City Stock or CarMax Stock, respectively, or for shares of Series E Preferred Stock or Series F Preferred Stock (or other preferred shares having the same rights, privileges and preferences), respectively. In such event, the exchange ratio would be one share of the applicable Common Stock, or one four-hundredth (1/400th) of a share of the applicable series of Preferred Stock, per Right.

     At any time prior to the earlier of the Ownership Trigger Date or the Expiration Date, the Company may, at is option, redeem all but not less than all of the then outstanding Rights at a redemption price of $.0025 per Right (the "Redemption Price"), provided, however, that any authorization of redemption will require the concurrence of a majority of the Continuing Directors if (i) any person or group has become an Acquiring Person or (ii) there has been a change in a majority of the directors resulting from a proxy or consent solicitation if any person participating in such solicitation has stated (or the Board of Directors has determined in good faith) that such person intends to take, or may consider taking, any action that would result in such person becoming an Acquiring Person or that would cause the Rights to "flip-in" or "flip-over." Immediately upon the action of the Board of Directors ordering the redemption of the Rights, the Rights will terminate and the only right thereafter of the holders of the Rights will be to receive the Redemption Price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     At any time prior to the Distribution Date, the Company may, without the approval of any holders of Rights, supplement or amend any provision of the Restated Rights Agreement, except that no supplement or amendment may be made that changes the Redemption Price, the Expiration Date, the Purchase Prices or the number of one four-hundredths of a share of Preferred Stock for which a Right is exercisable (such provisions being referred to herein collectively as the "Principal Economic Terms"). From and after the Distribution Date, the Company may, without the approval of any holders of Rights, supplement or amend the Restated Rights Agreement (i) to cure any ambiguity, (ii) to correct or supplement any provision that may be defective or inconsistent, (iii) subject to certain limitations and, in certain circumstances, only with the concurrence of a majority of the Continuing Directors, to shorten or lengthen any time period under the Restated Rights Agreement (other than a time period relating to when the Rights may be redeemed if at the time of such supplement or amendment the Rights are not then redeemable), or (iii) in any manner that the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of Rights (other than an Acquiring Person) and which does not change the Principal Economic Terms.

     A copy of the form of the Restated Rights Agreement (which includes as Exhibit B-1 the Form of Rights Certificate for Circuit City Rights and as Exhibit B-2 the Form of Rights Certificate for CarMax Rights) will be filed with the Commission as an Exhibit to the Registration Statement relating to the CarMax Stock Proposal. A copy of the Rights Agreement previously has been filed with the Commission as an Exhibit to a Registration Statement on Form 8-A, and is incorporated herein by reference. A copy of the form of the Restated Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the form of the Restated Rights Agreement.

ANTI-TAKEOVER CONSIDERATIONS

     The following information is provided with respect to certain matters that could be viewed as having the effect of discouraging an attempt to obtain control of the Company.

     The Articles currently provide for the issuance of Preferred Stock in series at the discretion of the Board of Directors without further action by the Company's shareholders (except as may be required by Virginia law or the rules or regulations of any securities exchange on which the Company's securities may then be listed). The Board of Directors may designate any of such series of Preferred Stock and may establish the relative rights and preferences of each series; however, no series of Preferred Stock may entitle the holder thereof to more than one vote per share. The Articles authorize 2,000,000 shares of Preferred Stock of which 1,000,000 shares have been or will be designated as Series E or Series F Preferred Stock and 600,000 of those are or will be reserved for issuance in connection with the Company's Restated Rights Agreement. One of the effects of the existence of authorized, unissued and unreserved Preferred Stock could be to enable the Board of Directors to issue shares to persons friendly to current management which could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of the Company's management. Such additional shares also could be used to dilute the stock ownership of persons seeking to obtain control of the Company. The Articles also provide for a classified Board of Directors under which approximately one-third of the total number of directors are elected each year. In addition, pursuant to the Bylaws, only the Chairman, the President or the Board of Directors, and not the shareholders of the Company, are permitted to call a special meeting of shareholders.

     Certain of the Company's financing arrangements include provisions allowing for the termination of such arrangements and the acceleration of the borrowings and other obligations thereunder in the event (i) any person or group becomes, or acquires the right to become, the beneficial owner of securities of the Company representing 50% or more of the combined voting power of the Company's outstanding voting securities or (ii) a transaction or series of transactions occurs as a result of which the directors immediately prior to such transaction(s) (together with persons elected or nominated by not less than two-thirds of such directors) cease to constitute a majority of the Board of Directors.

     The Restated Rights Agreement will permit disinterested shareholders to acquire additional shares of the Company or of an acquiring company at a substantial discount in the event of certain described changes in control. See " -- Restated Rights Agreement."

     The Company is currently, and following the consummation of the CarMax Stock Proposal will be, subject to the "affiliated transactions" and "control share acquisitions" statutes of the VSCA, which are summarized below.

     The "affiliated transactions" statute restricts certain transactions ("Affiliated Transactions") between a Virginia corporation having more than 300 shareholders of record and any person (an "Interested Shareholder") who beneficially owns more than 10% of any class of the corporation's voting securities. These restrictions, which are described below, do not apply to an Affiliated Transaction with an Interested Shareholder who has been such continuously since the date the corporation first had 300 shareholders of record or whose acquisition of shares making such person an Interested Shareholder was previously approved by a majority of the corporation's Disinterested Directors. "Disinterested Director" means, with respect to a particular Interested Shareholder, a member of the corporation's board of directors who was (i) a member on the date on which an Interested Shareholder became an Interested Shareholder or (ii) recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the Board of Directors. Affiliated Transactions include mergers, share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of the corporation proposed by or on behalf of an Interested Shareholder, or any reclassification, including reverse stock splits, recapitalization or merger of the corporation with its subsidiaries, which increases the percentage of voting shares owned beneficially by an Interested Shareholder by more than 5%. The "affiliated transactions" statute prohibits a corporation from engaging in an Affiliated Transaction with an Interested Shareholder for a period of three years after the Interested Shareholder became such unless the transaction is approved by the affirmative vote of a majority of the Disinterested Directors and by the affirmative vote of the holders of two-thirds of the voting shares other than those shares beneficially owned by the Interested Shareholder. Following the three-year period, in addition to any other vote required by law or by the corporation's articles of incorporation, an Affiliated Transaction must be approved either by a majority of the Disinterested Directors or by the shareholder vote described in the preceding sentence unless the transaction satisfies the fair-price or certain other provisions of the statute. These fair price provisions require, in general, that the consideration to be received by shareholders in the Affiliated Transaction (a) be in cash or in the form of consideration used by the Interested Shareholder to acquire the largest number of its shares and (b) not be less, on a per share basis, than an amount determined in the manner specified in the statute by reference to the highest price paid by the Interested Shareholder for shares it acquired and the fair market value of the shares on specified dates.

     The "control share acquisitions" statute provides that shares of a Virginia corporation having 300 or more shareholders of record which are acquired in a "Control Share Acquisition" have no voting rights unless such rights are granted by a shareholders' resolution approved by the holders of a majority of the votes entitled to be cast on the election of directors by persons other than the acquiring person or any officer or employee-director of the corporation. A "Control Share Acquisition" is an acquisition of voting shares which, when added to all other voting shares beneficially owned by the acquiring person, would cause such person's voting strength with respect to the election of directors to meet or exceed any of the following thresholds: (i) one-fifth, (ii) one-third or
(iii) a majority. An acquiring person is entitled, before or after a Control Share Acquisition, to file a disclosure statement with the corporation and demand a special meeting of shareholders to be called for the purpose of considering whether to grant voting rights for the shares acquired or proposed to be acquired. If authorized in the corporation's articles of incorporation or bylaws before a Control Share Acquisition has occurred, the corporation may, during specified periods, redeem the shares so acquired if no disclosure statement is filed or if the shareholders have failed to grant voting rights to such shares. In the event full voting rights are granted to an acquiring person who then has majority voting power, those shareholders who did not vote in favor of such grant are entitled to dissent and demand payment of the fair value of their shares from the corporation. The control share acquisitions statute does not apply to an actual or proposed Control Share Acquisition if the corporation's articles of incorporation or bylaws are amended, within the time limits specified in the statute, to so provide.

     The Company's Bylaws establish advance notice procedures, as described below, for shareholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of shareholders of the Company.

     The Bylaws provide that nominations for the election of directors may be made only by the Board of Directors or by a shareholder entitled to vote in the election of directors who gives timely written notice to the Secretary of the Company. Any such notice must be given not later than (i) with respect to an election to be held at an annual meeting of shareholders, 120 days in advance of such meeting or (ii) with respect to a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. The shareholder's notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person(s) to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected.

     The Bylaws also provide that in order to bring before an annual meeting of shareholders any proper business that a shareholder has not sought to have included in the Company's proxy statement for the meeting, a shareholder must give timely written notice to the Secretary or Assistant Secretary of the Company at the Company's principal office. Any such notice must be received (i) on or after March 1st and before April 1st of the year in which the meeting will be held, if clause (ii) is not applicable, or (ii) not less than 60 days before the date of the meeting if the date for such meeting prescribed in the Bylaws has been changed by more than 30 days. The shareholder's notice must set forth
(a) the name and address, as they appear on the Company's stock transfer books, of the shareholder, (b) the class and number of shares of stock of the Company beneficially owned by the shareholder, (c) a representation that the shareholder is a shareholder of record at the time of the giving of the notice and intends to appear in person or by proxy at the meeting to present the business specified in the notice, (d) a brief description of the business desired to be brought before the meeting, including the complete text of any resolutions to be presented and the reasons for wanting to conduct such business and (e) any interest that the shareholder may have in such business.

     Certain provisions described above may have the effect of delaying shareholder actions with respect to certain business combinations and the election of new members of the Board of Directors. As such, the provisions could have the effect of discouraging open market purchases of Common Stock because they may be considered disadvantageous by a shareholder who desires to participate in a business combination or elect a new director.

              PROPOSAL 2 -- AMENDMENT TO ARTICLES OF INCORPORATION RELATING TO INCREASED AUTHORIZATION OF COMMON STOCK

     The Board of Directors has unanimously approved, and recommends to the shareholders that they adopt, an amendment to the Company's Articles, as set forth in Annex II-B hereto, that would increase the number of shares of Common Stock authorized for issuance from 250,000,000 to 350,000,000 in order to provide greater assurance that a sufficient number of shares would be available in the event of a conversion of one series of Common Stock into the other series.

     As described in "Proposal 1 -- The CarMax Stock Proposal -- Description of Circuit City Stock and CarMax Stock -- Conversion and Redemption", any conversion of one series of Common Stock into the other series would be at a rate equal to either 110% or 115% of the ratio of the average Market Value of one share of the series to be converted to the average Market Value of one share of the other series, calculated over a specified period and, in certain cases, on a time-weighted basis. The number of shares issuable in a conversion will therefore vary based on the relative market values of the two series of Common Stock and the number of outstanding shares of the series to be converted. Such a conversion may occur at any time at the discretion of the Board of Directors or following a Disposition of all or substantially all of the properties and assets attributed to one of the Groups. In the event the Board of Directors determined that a conversion was in the best interests of the Company, but insufficient shares of authorized Common Stock were available, the Company would be unable to effect such conversion without the delays associated with seeking approval of shareholders to a further amendment to the Articles. The Board of Directors believes that the proposed amendment is in the best interests of the Company and its shareholders because of the uncertainty as to the number of shares that would be issuable in the event of a conversion and to avoid possible delays should a conversion be determined to be in the best interests of the Company, taking into consideration the interests of all common shareholders.

     If the proposed amendment is approved by shareholders and implemented by the Board of Directors, the additional authorized shares of Common Stock would be available for designation as Circuit City Stock or CarMax Stock and could be issued by the Company from time to time, as determined by the Board of Directors, for any proper corporate purpose, which could include raising capital, paying stock dividends, providing compensation or benefits to employees or acquiring other companies or businesses. The approval of the shareholders will not be solicited by the Company for the issuance from the authorized but unissued shares of Common Stock of such additional shares of Circuit City Stock or CarMax Stock unless such approval is deemed advisable by the Board of Directors or is required by stock exchange regulations or under the VSCA.

     Other than as described above, the Company has no present understanding or agreement with respect to the issuance for any purpose of any of the additional shares that will be authorized for issuance if the Proposal is approved by the shareholders. Although the Board of Directors has no present intention of doing so, the additional shares of Common Stock that would be authorized for issuance if the Proposal is approved could be issued in one or more transactions (within limitations imposed by applicable law) that would make a takeover of the Company more difficult and, therefore, less likely, even though such a takeover might be economically beneficial to the Company and its shareholders. The Board of Directors and management of the Company have no knowledge of any person or entity that intends to seek a controlling interest in, or to make a takeover proposal with respect to, the Company.

VOTE REQUIRED

     Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Proposal 2 relates to the proposed new series of Common Stock to be created in connection with the CarMax Stock Proposal and, therefore, is conditioned upon approval of Proposal 1 and will not be implemented if Proposal 1 is not approved by shareholders and implemented by the Board of Directors. Accordingly, a vote against Proposal 1 will have the effect of a vote against Proposal 2.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF PROPOSAL 2 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

             PROPOSAL 3 -- AMENDMENTS TO ARTICLES OF INCORPORATION
               RELATING TO ISSUANCE OF PREFERRED STOCK IN SERIES
                    BY ACTION OF THE BOARD OF DIRECTORS AND
                         DELETION OF EXPIRED PROVISIONS

     The Board of Directors has unanimously approved, and recommends to the shareholders that they adopt, the Additional Amendments which would (i) revise certain provisions of Article IV of the Articles to conform such provisions to the current provisions of the VSCA and (ii) delete certain provisions of the Articles that have expired or otherwise are no longer of any effect, as described herein and set forth in Annex II-C hereto. The Company believes that the Additional Amendments reflected in Proposal 3, if adopted, would not have any substantive effect.

     Article IV of the Articles provides that the Board of Directors may issue Preferred Stock in one or more series and provide for the relative rights and preferences of each series by resolution. Consistent with the VSCA as in effect at the time these provisions were originally adopted, the Articles contemplate that such resolutions of the Board of Directors will be set forth in Articles of Serial Designation filed with the Virginia State Corporation Commission. The proposed amendments to Section A of Article IV are intended to conform these provisions to the current requirements of the VSCA that the designation of a series of Preferred Stock and the rights and preferences thereof be set forth in Articles of Amendment filed with the Virginia State Corporation Commission. The proposed amendment to paragraph (e) of Section A(7) of Article IV of the Articles also is intended to reflect that, in accordance with the VSCA as currently in effect, shares of any series of the Preferred Stock which are acquired by the Company will, as a matter of law, constitute authorized but unissued shares of Preferred Stock undesignated as to series without any action by the Board of Directors or any filing with the Virginia State Corporation Commission.

     Article VII of the Articles imposed certain limitations on "Business Combinations" involving an "Interested Shareholder," as such terms are defined therein. Pursuant to Section F thereof, the provisions of Article VII expired on February 28, 1990. The Additional Amendments reflected in Proposal 3 would delete Article VII in its entirety.

VOTE REQUIRED

     Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

             PROPOSAL 4 -- AMENDMENTS TO 1994 STOCK INCENTIVE PLAN

GENERAL

     The shareholders are being asked to consider and approve certain amendments to the Company's 1994 Stock Incentive Plan (the "1994 Plan"), as described herein and set forth in Annex III hereto. The 1994 Plan and two prior amendments thereto were previously adopted by the Board of Directors and approved by
shareholders. On             , 1996, the Board of Directors approved the
amendments to the 1994 Plan reflected in this Proposal 4, subject to approval of this Proposal by shareholders as well as approval by shareholders and subsequent implementation by the Board of Directors of the CarMax Stock Proposal. The descriptions of the 1994 Plan and the proposed amendments thereto are qualified in their entirety by reference to the text of the 1994 Plan, as it is proposed to be amended, set forth in Annex III.

AMENDMENTS TO 1994 PLAN

     If the CarMax Stock Proposal is adopted and implemented by the Board of Directors, it is proposed that the 1994 Plan be amended as of the effective date of the Common Stock Redesignation to (i) clarify that grants made after such date may be made with respect to either Circuit City Stock or CarMax Stock, or both, in the same manner and to the same extent as permitted with respect to the Existing Common Stock, (ii) reserve 5,700,000 shares of CarMax Stock for issuance pursuant to awards made under the 1994 Plan and (iii) permit options outstanding under an existing CarMax Group stock option plan to be converted into options to acquire shares of CarMax Stock. The Company believes it is desirable to maintain its flexibility to use option grants to attract, retain and reward exceptional personnel. In this regard, the Company believes that, if CarMax Stock is issued by the Company, options for CarMax Stock will provide a more effective and direct incentive for employees of the CarMax Group than options for Circuit City Stock.

     The Board of Directors has concluded that the amendments to the 1994 Plan are appropriate to reflect the change in the equity structure of the Company. The 1994 Plan provisions authorizing awards as well as adjustments to shares reserved and outstanding awards implicitly permit the use of more than one series of voting Common Stock for awards under the 1994 Plan. Nevertheless, the Board of Directors believes that it is desirable to amend the 1994 Plan to provide explicitly that shares of both Circuit City Stock and CarMax Stock are available for awards. Outstanding awards under the 1994 Plan will be adjusted to reflect the CarMax Stock Proposal in accordance with the adjustment provision of the 1994 Plan. It is anticipated that upon the Common Stock Redesignation, outstanding options to purchase shares of Existing Common Stock will be converted into options to purchase the same number of shares of Circuit City Stock. The per share exercise price for the shares subject to currently existing options for Existing Common Stock would continue to be the per share exercise price of the options following such conversion. Corresponding adjustments would be made to any related stock appreciation rights payable in the event of a change of control. Shares of restricted stock previously awarded under the 1994 Plan will be redesignated in the same manner as the Existing Common Stock.

     The CarMax Group currently has its own stock option plan for employees. The proposed amendments to the 1994 Plan would permit the Company to convert options outstanding under such plan into options to acquire shares of CarMax Stock. It is the Company's intent that, if the CarMax Stock Proposal is approved by shareholders and implemented by the Board of Directors, the interests of employee participants in the CarMax Group's existing stock option plan will be converted into options under the 1994 Plan to acquire shares of CarMax Stock. See " -- 1994 Plan Benefits Table."

     The proceeds from the issuance of shares of CarMax Stock upon the exercise of awards under the 1994 Plan (including those granted pursuant to the conversion of options currently outstanding under the CarMax Group's stock option plan) would be allocated to the CarMax Group. Upon such issuance, the Inter-Group Interest Fraction would be decreased, the Outstanding CarMax Fraction would be increased and the Number of Shares Issuable with Respect to the Inter-Group Interest would remain unchanged. The proceeds from the issuance of shares of Circuit City Stock upon the exercise of awards under the 1994 Plan would be allocated to the Circuit City Group.

DESCRIPTION OF 1994 PLAN AS PROPOSED TO BE AMENDED

     The 1994 Plan authorizes incentive awards in the form of stock options, stock appreciation rights or restricted stock. All present and future employees of the Company are eligible to receive incentive awards under the 1994 Plan. No more than 1,500,000 shares of Common Stock may be allocated to awards granted to any employee during any single calendar year.

     The number of shares of Common Stock reserved for grant under the 1994 Plan is 5,500,000 shares of Circuit City Stock and 5,700,000 shares of CarMax Stock. In addition, shares of Circuit City Stock that have not been issued and shares allocated to options or portions thereof that expire or otherwise terminate unexercised under the Company's 1986 Stock

Incentive Plan and 1988 Stock Incentive Plan may be subjected to an award under the 1994 Plan. Any shares of a series of Common Stock (i) that have not been issued under the 1994 Plan and that are allocable to awards or portions thereof that expire or otherwise terminate unexercised, (ii) that are restricted stock and are reacquired by the Company as a result of a forfeiture of such shares pursuant to the 1994 Plan, or (iii) that are surrendered by an optionee or retained by the Company in payment of federal and state income tax withholding liabilities upon exercise of an option again, in each case, may be subjected to an award under the 1994 Plan relating to shares of such series. The number of shares of each series of Common Stock available for issuance pursuant to the 1994 Plan and the terms of outstanding awards are subject to adjustment by the Committee in the event of a stock dividend, stock split, subdivision or consolidation of shares or other similar changes in the capitilization of the Company.

     The Compensation and Personnel Committee of the Board of Directors (the "Committee") administers the 1994 Plan and has the complete discretion to determine when to grant incentive awards, which eligible employees will receive incentive awards, whether the award will be an option, stock appreciation right or restricted stock, whether stock appreciation rights will be attached to options, and the number of shares to be allocated to each incentive award. The Committee may impose conditions on the exercise of options and stock appreciation rights and upon the transfer of restricted stock received under the 1994 Plan and may impose such other restrictions and requirements as it may deem appropriate.

     Options to purchase shares of Common Stock granted under the 1994 Plan may be "incentive stock options" or nonstatutory stock options. The option price of Common Stock may not be less than 100% (or, in the case of an incentive stock option granted to a 10% shareholder, 110%) of the fair market value of the Common Stock on the date of the option grant. The value of incentive stock options, based on the exercise price, that can be exercisable for the first time in any calendar year is limited to $100,000.

     Options may only be exercised at such times as specified by the Committee, provided, however, that incentive stock options may be exercised only within the periods permitted by the Internal Revenue Code. No option may be exercised by a person subject to section 16(b) of the Exchange Act within the first six months from the date it is granted (except in the case of an optionee who becomes disabled or dies or in the case of an option that becomes exercisable as a result of a change of control).

     If the option so provides, an optionee exercising an option may pay the purchase price in cash; by causing shares of Common Stock to be withheld from the option shares; by delivering shares of the same series of Common Stock as the shares to which the option relates; by delivering a promissory note; or by delivering an exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds from the option shares to pay the exercise price. The 1994 Plan authorizes the Committee to include a "reload" feature in options granted under the 1994 Plan.

     The Committee may award stock appreciation rights under the 1994 Plan either with or without related options. When the stock appreciation right is exercisable, the holder may surrender to the Company all or a portion of the unexercised stock appreciation right and receive in exchange an amount equal to the difference between (i) the fair market value on the date of exercise of the Common Stock covered by the surrendered portion of the stock appreciation right and (ii) the exercise price of the Common Stock under the related option or, if not related to an option, the fair market value of such Common Stock on the date the stock appreciation right was awarded. The Company's obligation arising upon exercise of a stock appreciation right may be paid in the series of Common Stock to which the right relates or in cash, or in any combination of the two, as the Committee may determine.

     Restricted stock issued pursuant to the 1994 Plan is subject to the following general restrictions: (i) no shares may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed under the provisions of the 1994 Plan, and (ii) if a holder of restricted stock ceases to be employed by the Company, any shares of restricted stock on which the restrictions have not lapsed or been otherwise removed will be forfeited. The Committee may impose further restrictions on restricted stock awards, including additional events of forfeiture.

     Unless otherwise provided in the terms of the award, no options or stock appreciation rights and no shares of restricted stock (during the applicable period of restriction) may be sold, transferred, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution and all rights granted to a participant under the 1994 Plan shall be exercisable during his or her lifetime only by such participant, or his or her guardians or legal representatives. Upon the death of a participant, his or her personal representative or beneficiary may exercise the rights under the 1994 Plan.

     The Board of Directors may amend the 1994 Plan in such respects as it deems advisable provided that if and to the extent required by the Internal Revenue Code, no change will be made that increases the total number of shares of Common

Stock reserved for issuance under the 1994 Plan, expands the class of persons eligible to receive awards or materially increases the benefits accruing to participants under the 1994 Plan, unless such change is approved by the shareholders of the Company.

FEDERAL INCOME TAX CONSEQUENCES

     An employee does not incur federal income tax when granted a nonstatutory stock option, an incentive stock option, a stock appreciation right or restricted stock.

     Upon exercise of a nonstatutory option or a stock appreciation right, an employee generally will recognize ordinary compensation income, which is subject to income tax withholding by the Company, equal to the difference between the fair market value of the Common Stock on the date of the exercise and the option price. When an employee exercises an incentive stock option, the employee generally will not recognize income, unless the employee is subject to the alternative minimum tax.

     An employee may deliver shares of Common Stock instead of cash to acquire shares under an incentive stock option or nonstatutory stock option without having to recognize taxable gain (except in some cases with respect to "statutory option stock") on any appreciation in value of the shares delivered. "Statutory option stock" is stock acquired upon the exercise of incentive stock options.

     In general, an employee who has received shares of restricted stock will include in gross income as compensation income an amount equal to the fair market value of the shares of restricted stock at the time the restrictions lapse or are removed. Such amount will be included in income in the tax year in which such event occurs.

     The Committee has authority under the 1994 Plan to adopt procedures to give a participant the right to deliver already owned shares of the same series of Common Stock as the shares to which the award relates or to have a portion of the shares that would otherwise be acquired under an award withheld to cover tax liabilities. An employee will recognize taxable gain or loss on the already owned shares delivered to cover tax liabilities as if the shares had been sold for their fair market value.

     The Company usually will be entitled to a business expense deduction at the time and in the amount that the recipient of an incentive award recognizes ordinary compensation income in connection therewith. No deduction is allowed in connection with an incentive stock option, unless the employee disposes of Common Stock received upon exercise in violation of the holding period requirements. Moreover, there can be circumstances when the Company may not be entitled to a deduction for certain transfers of Common Stock or payments to an employee upon the exercise of an incentive award that has been accelerated as a result of a change of control. This summary of federal income tax consequences of incentive awards granted under the 1994 Plan does not purport to be complete. State, local and foreign income taxes also may be applicable to the transactions described above.

1994 PLAN BENEFITS TABLE

     The following table shows the amount and aggregate exercise price of CarMax Stock options that would be received by the persons and groups specified below upon approval and implementation of the CarMax Stock Proposal and conversion of the options currently outstanding under the CarMax Group's stock incentive plan.

                                                                       NUMBER OF SHARES OF CARMAX
                                                                     STOCK UNDERLYING OPTIONS TO BE               AGGREGATE
                     NAME AND POSITION                                  RECEIVED UPON CONVERSION              EXERCISE PRICE ($)
-----------------------------------------------------------          ------------------------------           ------------------

Richard L. Sharp
  Chairman of the Board,
  President and Chief
  Executive Officer                                                           0                                           --

Richard S. Birnbaum
  Executive Vice President
  Operations                                                                  0                                           --

John A. Fitzsimmons
  Senior Vice President
  Administration                                                              0                                           --

Michael T. Chalifoux
  Senior Vice President
  Chief Financial Officer
  and Secretary                                                               0                                           --

W. Alan McCollough
  Senior Vice President
  Merchandising                                                               0                                           --

Executive Officer Group                                                           800,000                         $  175,000

Non-Executive Officer
  Employee Group                                                                3,981,808                         $2,269,113

VOTE REQUIRED

     Proposal 4 will be approved if the votes cast in favor of the Proposal exceed the votes cast opposing the Proposal. Proposal 4 relates to the proposed new series of Common Stock to be created in connection with the CarMax Stock Proposal and, therefore, is conditioned upon approval of Proposal 1 and will not be implemented if Proposal 1 is not approved by shareholders and implemented by the Board of Directors. Accordingly, a vote against Proposal 1 will have the effect of a vote against Proposal 4.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF PROPOSAL 4 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.

        PROPOSAL 5 -- AMENDMENTS TO ANNUAL PERFORMANCE BASED BONUS PLAN

GENERAL

     The shareholders are being asked to consider and approve certain amendments to the Company's Annual Performance Based Bonus Plan (the "Bonus Plan"), as described herein and set forth in Annex IV hereto. The Bonus Plan was previously adopted by the Board of Directors and approved by shareholders. The purpose of the Bonus Plan is to provide an annual performance based cash incentive for executive officers who are in a position to contribute materially to the success of the Company and its subsidiaries. The Bonus Plan is administered by the
Committee. On             , 1996, the Board of Directors approved the amendments
to the Bonus Plan reflected in this Proposal 5, subject to approval of the Proposal by shareholders as well as approval by shareholders and subsequent implementation by the Board of Directors of the CarMax Stock Proposal. The descriptions of the Bonus Plan and the proposed amendments thereto are qualified in their entirety by reference to the text of the Bonus Plan, as it is proposed to be amended, set forth in Annex IV.

AMENDMENTS TO PLAN

     Under the Bonus Plan, the Committee selects the performance criteria to be used for each fiscal year of the Company that the Bonus Plan is in effect (a "Plan Year"). The Bonus Plan currently defines "performance criteria" as the Company's pre-tax earnings and earnings per share ("Performance Criteria"). The proposed amendments to the Bonus Plan would modify the definition of Performance Criteria to include pre-tax earnings and earnings per share of each of the Circuit City Group and the CarMax Group.

     The Board of Directors has concluded that the proposed amendments to the Bonus Plan are appropriate to reflect the change in the equity structure of the Company. Under the proposal, the Committee would have the flexibility to structure awards that provide a more effective and direct incentive for various employees by basing such awards on the performance of either Group, the performance of the Company or any combination thereof. If the CarMax Stock Proposal is approved by shareholders and implemented by the Board of Directors, existing awards under the Bonus Plan that are based on earnings per share of the Company will be determined based on earnings per share of the Circuit City Stock and existing awards that are based on pre-tax earnings of the Company will be determined based on pre-tax earnings of the Circuit City Group.

DESCRIPTION OF THE BONUS PLAN AS PROPOSED TO BE AMENDED

     All executive officers of the Company are eligible under the Bonus Plan. The Committee selects which executive officers will be participants each Plan Year and the terms and conditions of annual awards to participants. Approximately nine employees are currently eligible to participate in the Bonus Plan.

     For each Plan Year, the Committee selects the Performance Criteria to be used for that Plan Year. The permissible Performance Criteria under the Bonus Plan are the Company's pre-tax earnings and the Company's earnings per share. For purposes of the Performance Criteria, the "Company" refers to the Company and its subsidiaries on a consolidated basis. Either or both of the Performance Criteria may be used for a Plan Year. The Committee also determines the appropriate weight to be given to any applicable Performance Criteria for a Plan Year. For each Performance Criteria, the Committee establishes one or more Performance Goals. During a Plan Year, the Committee may increase, but not decrease, a Performance Goal. For attainment of each level of Performance Goal, the Committee establishes a Performance Adjustment percentage to be applied to the Target Bonuses of the Plan participants for that Plan Year. The Performance Adjustment percentage may be between 0% and 200%. The Committee may limit the maximum Performance Adjustment for a Plan Year to less than 200%. The Performance Criteria, Performance Goals and Performance Adjustments may vary among participants for a Plan Year.

     The Committee also establishes a Target Bonus for each participant for each Plan Year. After the end of a Plan Year, the Committee certifies in writing the level of Performance Goal that was attained for the prior Plan Year. A participant's bonus under the Plan is obtained by multiplying the Performance Adjustment for the attained Performance Goal times the participant's Target Bonus. The maximum bonus award for a participant for a Plan Year is the lesser of 200% of the participant's base salary for the Plan Year or $2 million. Bonuses for participants are payable in cash after the Committee certifies the achievement of the Performance Goal.

     The Plan will terminate on February 29, 2004, unless it is terminated earlier by the Board of Directors. The Board of Directors may amend the Plan, provided that any amendment to change the Performance Criteria or materially increase the maximum potential benefits for participants must be approved by the shareholders of the Company (except for amendments necessary to meet the requirements of Section 162(m) of the Internal Revenue Code).

VOTE REQUIRED

     Proposal 5 will be approved if the votes cast in favor of the Proposal exceed the votes cast opposing the Proposal. Proposal 5 relates to the proposed new series of Common Stock to be created in connection with the CarMax Stock Proposal and, therefore, is conditioned upon approval of Proposal 1 and will not be implemented if Proposal 1 is not approved by shareholders and implemented by the Board of Directors. Accordingly, a vote against Proposal 1 will have the effect of a vote against Proposal 5.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS BELIEVES THAT ADOPTION OF PROPOSAL 5 IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND, ACCORDINGLY, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below sets forth for the years ended February 29, 1996, February 28, 1995, and February 28, 1994, the annual and long-term compensation for services in all capacities to the Company and its subsidiaries of those persons who at February 29, 1996, were the Company's Chief Executive Officer ("CEO") and the other four most highly compensated executive officers of the Company other than the CEO. The only stock appreciation rights ("SARs") granted were Change of Control SARs, which were granted in connection with each of the options. No free-standing SARs have been granted.

                                                                   LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                ANNUAL            ------------
                                             COMPENSATION          SECURITIES
                                          -------------------      UNDERLYING
         NAME AND              FISCAL     SALARY       BONUS      OPTIONS/SARS
    PRINCIPAL POSITION          YEAR         $           $            (#)
---------------------------    ------     -------     -------     ------------
Richard L. Sharp                1996      685,509     376,750        127,000
  Chairman of the Board,        1995      651,747     975,000        125,000
  President and Chief           1994      618,286     549,575         97,500
  Executive Officer
Richard S. Birnbaum             1996      503,355     137,500         45,000
  Executive Vice President      1995      482,322     356,250         50,000
  Operations                    1994      330,105     101,238         20,000

John A. Fitzsimmons             1996      468,356      89,513         30,000
  Senior Vice President         1995      441,045     231,000         30,000
  Administration                1994      407,863     126,157         22,500

Michael T. Chalifoux            1996      413,355      78,925         30,000
  Senior Vice President,        1995      386,045     202,125         27,500
  Chief Financial Officer       1994      350,094     109,025         22,500
  and Secretary
W. Alan McCollough              1996      383,494      73,150         40,000
  Senior Vice President         1995      278,549     134,750         16,500
  Merchandising                 1994      250,304      66,750         12,000

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The table below sets forth for the fiscal year ended February 29, 1996, the grants of stock options and SARs to the executive officers named in the Summary Compensation Table. The only SARs granted were Change of Control SARs, which were granted in connection with each of the options. No free-standing SARs have been granted.

                                                                                                            POTENTIAL REALIZATION
                                                                                                                    VALUE
                                                                                                           AT ASSUMED ANNUAL RATES
                                                                                                                      OF
                                                 NUMBER OF                                                 STOCK PRICE APPRECIATION
                                                 SECURITIES      % OF TOTAL                                          FOR
                                                 UNDERLYING     OPTIONS/SARS    EXERCISE                        OPTION TERM(1)
                                                OPTION/SARS      GRANTED TO      PRICE      EXPIRATION     ------------------------
                                                  GRANTED        EMPLOYEES        (2)          DATE            5%           10%
                                                ------------    ------------    --------    -----------    ----------    ----------
Richard L. Sharp.............................      127,000          15.05%       $22.50       3/9/02       $1,219,134    $2,788,299
Richard S. Birnbaum..........................       45,000           5.33         22.50       3/9/02          431,977       987,980
John A. Fitzsimmons..........................       30,000           3.55         22.50       3/9/02          287,984       658,653
Michael T. Chalifoux.........................       30,000           3.55         22.50       3/9/02          287,984       658,653
W. Alan McCollough...........................       40,000           4.74         22.50       3/9/02          383,979       878,204

---------------

(1) Any such appreciation will inure to the benefit of all shareholders. The value of the Company's outstanding Existing Common Stock would increase by approximately $886,700,439 and $2,066,353,983, based on assumed stock price appreciation rates of 5% and 10%, respectively, from the grant date of the options expiring in 2002 until the end of such options' term.

(2) The exercise price for all of the options is the fair market value of the Common Stock on the date of grant.

AGGREGATED OPTIONS/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     The table below sets forth information concerning option exercises and fiscal year-end option/SAR values as of February 29, 1996, for the executive officers named in the Summary Compensation Table. The only SARs outstanding were Change of Control SARs.

                                                                                                           VALUE OF
                                                                                                          UNEXERCISED
                                                                                                          IN-THE-MONEY
                                                                              NUMBER OF SECURITIES        OPTIONS/SARS
                                                                             UNDERLYING UNEXERCISED       AT
                                              NUMBER OF                         OPTIONS/SARS AT            FEBRUARY
                                               SHARES                          FEBRUARY 29, 1996           29, 1996
                                              ACQUIRED        VALUE       ----------------------------    -----------
                                             ON EXERCISE     REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE
                                             -----------    ----------    -----------    -------------    -----------
Richard L. Sharp                                     0      $        0      569,284         310,750       $ 6,233,675
Richard S. Birnbaum                                  0               0      100,934          99,100         1,261,609
John A. Fitzsimmons                            144,198       2,239,494            0          74,250                 0
Michael T. Chalifoux                                 0               0      107,305          69,675         1,341,725
W. Alan McCollough                                   0               0       62,391          63,375           915,930


                                            UNEXERCISABLE
                                            -------------
Richard L. Sharp                             $ 2,790,859
Richard S. Birnbaum                              892,713
John A. Fitzsimmons                              672,703
Michael T. Chalifoux                             613,341
W. Alan McCollough                               527,188

PENSION PLAN TABLE

     The following table illustrates estimated annual retirement benefits payable under the Company's defined benefit pension plan (the "Pension Plan") to persons in specified compensation and years of service classifications.

                                                                         ESTIMATED* ANNUAL PENSION FOR REPRESENTATIVE YEARS
                         HIGHEST CONSECUTIVE                                             OF CREDITED SERVICE
                          FIVE-YEAR AVERAGE                             -----------------------------------------------------
                            COMPENSATION                                  15         20         25         30          35
---------------------------------------------------------------------   -------    -------    -------    -------    ---------
$  400,000...........................................................    87,368    116,490    145,613    174,735      203,858
$  600,000...........................................................   132,368    176,490    220,613    264,735      308,858
$  800,000...........................................................   177,368    236,490    295,613    354,735      413,858
$1,000,000...........................................................   222,368    296,490    370,613    444,735      518,858
$1,200,000...........................................................   267,368    356,490    445,613    534,735      623,858
$1,400,000...........................................................   312,368    416,490    520,613    624,735      728,858
$1,600,000...........................................................   357,368    476,490    595,613    714,735      833,858
$1,800,000...........................................................   402,368    536,490    670,613    804,735      938,858
$2,000,000...........................................................   447,368    596,490    745,613    894,735    1,043,858

---------------

* Notwithstanding the estimates set forth in the table, the annual pension payable from the Pension Plan is limited to $120,000, effective January 1, 1996, for a participant who retires at age 65. This limit, which is subject to annual cost of living adjustments, is imposed on tax-qualified defined benefit plans under the Internal Revenue Code and also may vary in individual cases if retirement occurs early or late. Additionally, the maximum amount of annual compensation that may be taken into account with respect to a participant is limited under the Internal Revenue Code. The compensation limit effective in 1996 is $150,000. The benefits shown above do not reflect these limits.

     The Pension Plan covers employees who satisfy certain age and service requirements. Benefits are based on a designated percentage of the average of compensation for the five highest of the last 10 consecutive years of employment, weighted according to years of credited service, and integrated with Social Security covered compensation. For Pension Plan purposes, compensation of participants includes base pay, bonuses, overtime and commissions and excludes amounts realized under any employee stock purchase plan or stock incentive plan. For Pension Plan purposes, compensation for those individuals listed in the Summary Compensation Table is substantially the same as the amounts listed under the Salary and Bonus headings.

     For purposes of the Pension Plan, credited years of past and future service for Messrs. Sharp, Birnbaum, Fitzsimmons, Chalifoux and McCollough will be 29, 45, 21, 29 and 27 years, respectively, at age 65.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has employment agreements with each of the executive officers named in the Summary Compensation Table. Generally, these agreements provide for annual salary review and participation in the Company's bonus, stock incentive and other employee benefit programs. They also provide for continuation of base salary for specified periods following termination by the Company without cause (two years in the case of Mr. Sharp, one year for the other named executive officers). In such circumstances, the agreements also generally provide that the employee will be paid any bonus to which he would otherwise be entitled for that year, such bonus to be prorated if termination occurs in the first six months of the year. The salary continuation generally extends for another year if the termination without cause follows a change of control. The Company's salary continuation obligation will decrease by up to 50% if the individual secures alternative employment; however, no decrease will occur if the termination is related to a change of control. In addition, if the employee voluntarily terminates the employment relationship within one year following a change of control, the employee will be entitled to continuation of base salary for a specified period of time (two years in the case of Mr. Sharp, one year for the other named executive officers) and potential payment of a bonus as indicated above. Each agreement contains provisions confirming the employee's obligation to maintain the confidentiality of proprietary information and not to compete with the Company for a specified period of time after the termination of his employment. The agreement with Mr. Birnbaum became effective in 1983. The agreement with Mr. Fitzsimmons became effective in 1988. The agreements with Messrs. Sharp and Chalifoux became effective in 1986 and 1989, respectively. The agreement with Mr. McCollough became effective in 1995. The current base salaries of Messrs. Sharp, Birnbaum, Fitzsimmons, Chalifoux and McCollough under their employment agreements are $685,000, $500,000, $465,000, $410,000 and $380,000, respectively.

     The named executive officers have been granted SARs in connection with the stock options granted to them under the Company's stock incentive plans. The options also provide for accelerated vesting in the event of a change of control. The SARs are Change of Control SARs that may be exercised only in the event of a change of control. Upon exercise of the SAR and the surrender of the related option, the holder is entitled to receive cash from the Company in the amount of the spread between the option exercise price and the market value of the Common Stock at the time of exercise, which value is determined by a formula designed to take into account the effect of the change of control.

COMPENSATION OF DIRECTORS

     Directors who are not employees receive annual compensation of $22,000, plus $1,000 for attendance at each Board of Directors meeting and $500 for attendance at each committee meeting. Directors who serve as committee chairmen receive additional annual compensation of $2,000. Employees who are also directors do not receive directors' fees, nor does Mr. Wurtzel.

     Directors who are not full-time employees of the Company also receive awards under the 1989 Non-Employee Directors Stock Option Plan (the "1989 Plan"). Stock option grants under the 1989 Plan are automatic. Every year on the date of the annual meeting of the Company's shareholders, stock options are automatically granted to each eligible director. If elected on a date other than the annual meeting date, a director also may be entitled to a grant at that time depending on the amount of time between the election and the next annual meeting. The options generally become exercisable three years after the date of the grant. The 1989 Plan currently provides that the number of shares of Existing Common Stock subject to the options will be such that the exercise price of the options multiplied by such number of shares is as near as possible to, but does not exceed, $75,000. The exercise price of options granted under the 1989 Plan is the fair market value of the Existing Common Stock on the date of the option grant. A like number of Change of Control SARs are automatically granted in connection with each stock option grant.

     On June 13, 1995, seven non full-time employee members of the Board of Directors were each granted 2,469 stock options under the 1989 Plan at an option price of $30.375 per share.

     Directors may elect to participate in the Company's deferral of director compensation program which was approved by the Board of Directors and became effective on August 15, 1995. Under this program, the Company offers members of the Board of Directors the alternative of deferring all or part of their directors' fees, subject to certain conditions. Any amounts deferred by a director will be credited to an account established for the director on the books of the Company (the "Deferral Account"). The Deferral Account will also be credited, as of the end of each fiscal year of the Company, until such time as no balance remains in the Deferral Account, with an additional amount equal to the product of (i) the average daily balance credited to the Deferral Account during that fiscal year and (ii) a percentage equal to the average of the five year Treasury Bill rates in effect on the first business day of each fiscal quarter during such fiscal year plus 30 basis points. The total amount credited to the Deferral Account will become payable to the director when such director ceases to serve as a director of the Company pursuant to a payment schedule specified by the director.

     During the fiscal year ended February 29, 1996, the Company had an employment agreement with Mr. Wurtzel, Vice-Chairman of the Board of Directors, under which Mr. Wurtzel received a salary and certain benefits for services as a part-time employee of the Company. The agreement was to be effective through 1998 when Mr. Wurtzel will reach age 65.

Mr. Wurtzel's base salary under the agreement was $90,000 with annual increases of $5,000. The value of perquisites provided to Mr. Wurtzel under the agreement during the fiscal year was $65,895. The agreement included non-compete and confidentiality provisions similar to those in the named executive officers' agreements.

     In January 1996, Mr. Wurtzel and the Company agreed to replace the agreement described above with a new agreement under which Mr. Wurtzel ceased to be employed by the Company and to participate in various Company benefit plans for employees. Under the new agreement, the Company agreed to pay Mr. Wurtzel the lump sum of $56,565 plus $11,275 in monthly installments from February 1996 to September 1998. He also will receive annual perquisites valued at approximately $65,000. The installment payments will be adjusted to reflect changes over the term of the agreement in the value of the benefits that they are designed to replace. If Mr. Wurtzel dies while the agreement is still in effect, his beneficiary will continue to receive half the remaining payments that would have been made to him under the agreement. Mr. Wurtzel also executed a new non-compete and confidentiality agreement that will be effective during the term of the contract.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information about the equity securities of
the Company beneficially owned as of        , 1996 by (i) each executive officer
named in the tables appearing in the Summary Compensation Table; (ii) each director or nominee for director of the Company; (iii) directors and executive officers as a group; and (iv) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Existing Common Stock. Unless otherwise noted, each individual has sole voting power and sole investment power with respect to securities beneficially owned.

                                                                   OPTION SHARES WHICH
                                                                     MAY BE ACQUIRED             NUMBER OF SHARES
                                                                   WITHIN 60 DAYS AFTER      BENEFICIALLY OWNED AS OF      PERCENT
NAME                                                                      , 1996                    , 1996 (1)             OF CLASS
----------------------------------------------------------------   --------------------      ------------------------      --------
NAMED EXECUTIVE OFFICERS
Richard L. Sharp**..............................................           666,659                   1,583,965                1.6
Richard S. Birnbaum.............................................           112,534                     183,086               *
John A. Fitzsimmons.............................................            23,625                      60,676               *
Michael T. Chalifoux**..........................................           128,230                     193,738               *
W. Alan McCollough..............................................            80,391                      94,401               *
DIRECTORS
Richard N. Cooper...............................................            16,604                      40,424(2)            *
Barbara S. Feigin...............................................                 0                         500               *
Theodore D. Nierenberg..........................................            16,604                      78,604(3)            *
Hugh G. Robinson................................................                 0                           0               *
Walter J. Salmon................................................             2,648                      11,248               *
Mikael Salovaara................................................                 0                       2,000(4)            *
John W. Snow....................................................                 0                           0               *
Edward Villanueva...............................................             6,854                     281,267(5)            *
Alan L. Wurtzel.................................................            16,604                     529,184(6)            *
All directors, director nominees and
  executive officers as a group (17 persons)....................         1,203,652                   3,273,598                3.4
BENEFICIAL OWNERS OF MORE THAN 5%
FMR Corp.
82 Devonshire Street
Boston, MA 02109................................................               N/A                  11,744,776(7)            12.0

---------------

 * Less than 1% of Class, based on the number of shares of Existing Common Stock
   outstanding on        , 1996.

** Messrs. Sharp and Chalifoux also are directors of the Company.

(1) Includes the shares of Common Stock that could be acquired through exercise
    of stock options within 60 days after        , 1996. For beneficial owners
    of more than 5%, the number of beneficially owned shares is as of December 31, 1995.

(2) Includes 400 shares owned by Mr. Cooper's adult children. Mr. Cooper disclaims beneficial ownership of such 400 shares.

(3) Includes 31,000 shares owned by Mr. Nierenberg's wife. Mr. Nierenberg disclaims beneficial ownership of such 31,000 shares.

(4) Includes 1,000 shares held by Mikael Salovaara and B.A.S. Salovaara Foundation Trust. Mr. Salovaara disclaims beneficial ownership of such 1,000 shares.

(5) Includes 16,600 shares held by Mr. Villanueva as trustee of trusts for the benefit of his children. Mr. Villanueva disclaims beneficial ownership of such 16,600 shares.

(6) Includes 155,200 shares held by Mr. Wurtzel as trustee of trusts for the benefit of his children, 257,380 shares held by Alan Wurtzel Revocable Trust and 100,000 shares held by Alan Wurtzel Charitable Remainder Unitrust. Mr. Wurtzel disclaims beneficial ownership of all the aforementioned shares.

(7) Information concerning the shares owned by FMR Corp. as of December 31, 1995, was obtained from a Schedule 13G dated February 14, 1996. The filing indicates that of the 11,744,776 shares beneficially owned, FMR Corp. has sole voting power of 287,576 shares, shared voting power of 4,000 shares, sole dispositive power of 11,740,776 shares and shared dispositive power of 4,000 shares.

                           FORWARD-LOOKING STATEMENTS

     This proxy statement contains forward-looking statements, which are subject to risks and uncertainties, including, but not limited to, risks associated with the development of a new retail concept. Additional discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in the Company's 1996 Annual Report on Form 10-K.

                              INDEPENDENT AUDITORS

     The consolidated financial statements of the Company and the financial statements of the Circuit City Group and the CarMax Group as of February 29, 1996 and February 28, 1995, and for each of the three years in the period ended February 29, 1996, included in this Proxy Statement have been audited by KPMG Peat Marwick LLP, independent auditors, as stated in their reports included herein.

     Representatives of KPMG Peat Marwick LLP will be present at the Special Meeting. Such representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                   PROPOSALS BY SHAREHOLDERS FOR PRESENTATION
                           AT THE 1997 ANNUAL MEETING

     Section 1.3 of the Company's Bylaws provides that, in addition to other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must give timely written notice to the Secretary or an Assistant Secretary at the principal office of the Company. Any such notice must be received (i) on or after March 1st and before April 1st of the year in which the meeting will be held, if clause (ii) is not applicable, or
(ii) not less than 60 days before the date of the meeting if the date for such meeting prescribed in the Bylaws has been changed by more than 30 days. The shareholder's notice shall set forth (i) the name and address, as they appear on the Company's stock transfer books, of the shareholder, (ii) the class and number of shares of stock of the Company beneficially owned by the shareholder,
(iii) a representation that the shareholder is a shareholder of record at the time of the giving of the notice and intends to appear in person or by proxy at the meeting to present the business specified in the notice, (iv) a brief description of the business desired to be brought before the meeting, including the complete text of any resolution to be presented and the reasons for wanting to conduct such business and (v) any interest which the shareholder may have in such business.

     Proposals that any shareholder desires to have included in the proxy statement for the 1997 annual meeting of shareholders must be received by the Company no later than January 10, 1997. Any such proposal must meet the applicable requirements of the Exchange Act and the rules and regulations thereunder.

                                      By Order of the Board of Directors

                                      MICHAEL T. CHALIFOUX, SECRETARY

            , 1996

                                                                         ANNEX I

                         ILLUSTRATIONS OF CERTAIN TERMS

     The following illustrations demonstrate the calculations of the Circuit City Group's Inter-Group Interest in the CarMax Group based on the assumptions set forth herein. In the illustrations below: (i) 125 million shares are assumed to be designated and authorized for issuance as CarMax Stock and (ii) 75.44 million shares are assumed to be the number of shares of CarMax Stock initially issuable with respect to the Circuit City Group's Inter-Group Interest in the CarMax Group (the "Number of Shares Issuable with Respect to the Inter-Group Interest"). Accordingly, 75.44 million shares is the number of shares of CarMax Stock that initially represents 100% of the common shareholders' equity of the CarMax Group, as determined by the Board of Directors ("Equity Value"). Unless otherwise stated, each illustration below should be read independently as if none of the other transactions referred to below had occurred.

     At any time, the fractional interest in the Equity Value of the CarMax Group that is held by the holders of the outstanding CarMax Stock (the "Outstanding CarMax Fraction") would be equal to:

                      Outstanding Shares of CarMax Stock
                      ----------------------------------
                      Outstanding Shares of CarMax Stock +
                 Number of Shares Issuable with Respect to the
                              Inter-Group Interest

     The balance of the Equity Value of the CarMax Group is for the account of the Circuit City Group (the "Inter-Group Interest"), and, at any time, the fractional interest in the Equity Value of the CarMax Group that is represented by the Inter-Group Interest (the "Inter-Group Interest Fraction") would be equal to:

                  Number of Shares Issuable with Respect to the
                              Inter-Group Interest
                      ---------------------------------------
                      Outstanding Shares of CarMax Stock +
                 Number of Shares Issuable with Respect to the
                              Inter-Group Interest

     The sum of the Outstanding CarMax Fraction and the Inter-Group Interest Fraction would always equal 100%.

CARMAX STOCK OFFERING

     The following illustration (as well as all subsequent illustrations) assumes the sale by the Company of 18.86 million shares of CarMax Stock for the account of the CarMax Group in the CarMax Stock Offering.

Shares of CarMax Stock previously issued and outstanding..............................      0   million
Newly issued shares of CarMax Stock...................................................    18.86 million
                                                                                         --------------
Total issued and outstanding after CarMax Stock Offering..............................    18.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest (75.44 million) would not be changed by the issuance of any shares of CarMax Stock for the account of the CarMax Group.

     (Bullet) As a result of the CarMax Stock Offering, the issued and outstanding shares of CarMax Stock (18.86 million) would represent an Outstanding CarMax Fraction of 20.0%, calculated as follows:

                                  18.86 million
                         -----------------------------
                         18.86 million + 75.44 million

       The Inter-Group Interest Fraction would accordingly be 80.0%.

     (Bullet) In this case, in the event of any dividend or other distribution paid on the outstanding shares of CarMax Stock (other than a dividend or other distribution payable in shares of CarMax Stock), the financial statements of the Circuit City Group would be credited, and the financial statements of the CarMax Group would be charged, with an amount equal to 400% of the aggregate amount of such dividend or distribution (representing the ratio of the Number of Shares Issuable with Respect to the Inter-Group Interest (75.44 million) to the total number of shares of CarMax Stock issued and outstanding following the initial public offering (18.86 million)). If, for example, a dividend of $0.10 per share were declared and paid on the 18.86 million shares of CarMax Stock outstanding (an aggregate of $1,886,000), the Circuit City Group financial statements would be credited with $7,544,000, and the CarMax Group financial statements would be charged with that amount in addition to the $1,886,000 dividend paid to the holders of the outstanding CarMax Stock (for a total of $9,430,000).

     (Bullet) Immediately after the CarMax Stock Offering, the Company would have 106.14 million shares of CarMax Stock designated and available for issuance (125 million less 18.86 million issued and outstanding).

FUTURE OFFERINGS OF CARMAX STOCK

     The following illustrations reflect the sale by the Company of 5 million shares of CarMax Stock after the CarMax Stock Offering.

  OFFERING FOR THE CARMAX GROUP

     Assume all of such shares are identified for the account of the CarMax Group as an additional equity interest in the CarMax Group, with the net proceeds reflected in the financial statements of the CarMax Group.

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Newly issued shares of CarMax Stock...................................................      5   million
                                                                                         --------------
Total issued and outstanding after offering...........................................    23.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest (75.44 million) would not be changed by the issuance of any shares of CarMax Stock for the account of the CarMax Group.

     (Bullet) The total issued and outstanding shares of CarMax Stock (23.86 million) would represent an Outstanding CarMax Fraction of 24.0%, calculated as follows:

                                  23.86 million
                         -----------------------------
                         23.86 million + 75.44 million

       The Inter-Group Interest Fraction would accordingly be 76.0%.

     (Bullet) After such future offering, in the event of any dividend or other distribution paid on the outstanding shares of CarMax Stock (other than a dividend or other distribution payable in shares of CarMax Stock), the financial statements of the Circuit City Group would be credited, and the financial statements of the CarMax Group would be charged, with a total amount equal to 316.2% of the aggregate amount of such dividend or distribution (representing the ratio of the Number of Shares Issuable with Respect to the Inter-Group Interest (75.44 million) to the total number of shares of CarMax Stock issued and outstanding following the public offering (23.86 million)).

     (Bullet) Immediately after the public offering, the Company would have
              101.14 million shares of CarMax Stock designated and available for issuance (125 million less 23.86 million issued and outstanding).

  OFFERING FOR THE CIRCUIT CITY GROUP

     Assume all of such shares are identified for the account of the Circuit City Group with respect to the Inter-Group Interest, with the net proceeds reflected in the financial statements of the Circuit City Group.

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Newly issued shares of CarMax Stock...................................................      5   million
                                                                                         --------------
Total issued and outstanding after offering...........................................    23.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest would decrease by the number of any shares of CarMax Stock issued for the account of the Circuit City Group.

Number of Shares Issuable with Respect to the Inter-Group Interest prior to
  offering............................................................................    75.44 million
Shares issued in offering.............................................................      5   million
                                                                                         --------------
Number of Shares Issuable with Respect to the Inter-Group Interest after offering.....    70.44 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The total issued and outstanding shares of CarMax Stock (23.86 million) would represent an Outstanding CarMax Fraction of 25.3%, calculated as follows:

                                  23.86 million
                         -----------------------------
                         23.86 million + 70.44 million

       The Inter-Group Interest Fraction would accordingly be 74.7%.

     (Bullet) In this case, in the event of any dividend or other distribution paid on the outstanding shares of CarMax Stock (other than a dividend or other distribution payable in shares of CarMax Stock), the financial statements of the Circuit City Group would be credited, and the financial statements of the CarMax Group would be charged, with an amount equal to 295.2% of the aggregate amount of such dividend or distribution (representing the ratio of the Number of Shares Issuable with Respect to the Inter-Group Interest (70.44 million) to the total number of shares of CarMax Stock issued and outstanding following the public offering (23.86 million)).

     (Bullet) Immediately after the public offering, the Company would have
              101.14 million shares of CarMax Stock designated and available for issuance (125 million less 23.86 million issued and outstanding).

  OFFERINGS OF CONVERTIBLE SECURITIES

     If the Company were to issue any debt or preferred stock convertible into shares of CarMax Stock, the Outstanding CarMax Fraction and the Inter-Group Interest Fraction would be unchanged at the time of such issuance. If any shares of CarMax Stock were issued upon conversion of such convertible securities, however, then the Outstanding CarMax Fraction and the Inter-Group Interest Fraction would be affected as shown above under "Offering for the CarMax Group," if such convertible securities were allocated to the CarMax Group, or under "Offering for the Circuit City Group," if such convertible securities were allocated to the Circuit City Group.

CARMAX STOCK DIVIDENDS

     The following illustrations reflect dividends of CarMax Stock on outstanding CarMax Stock and outstanding Circuit City Stock, respectively, after the CarMax Stock Offering.

  CARMAX STOCK DIVIDEND ON CARMAX STOCK

     Assume the Company declares a dividend of one share of CarMax Stock on each outstanding share of CarMax Stock.

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Newly issued shares of CarMax Stock...................................................    18.86 million
                                                                                         --------------
Total issued and outstanding after dividend...........................................    37.72 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest would be increased proportionately to reflect the stock dividend payable in shares of CarMax Stock to holders of CarMax Stock.

Number of Shares Issuable with Respect to the Inter-Group Interest prior to
  dividend...........................................................................     75.44 million
Adjustment to reflect dividend of shares on outstanding shares of CarMax Stock.......     75.44 million
                                                                                        ---------------
Number of Shares Issuable with Respect to the Inter-Group Interest after dividend....    150.88 million
                                                                                        ---------------
                                                                                        ---------------

       The total issued and outstanding shares of CarMax Stock (37.72 million) would continue to represent an Outstanding CarMax Fraction of 20.0%, calculated as follows:

                                  37.72 million
                         -------------------------------
                         37.72 million + 150.88 million

    The Inter-Group Interest Fraction accordingly would continue to be 80.0%.

     (Bullet) Immediately after the dividend, the Company would have 87.28 million shares of CarMax Stock designated and available for issuance (125 million less 37.72 million issued and outstanding).

  CARMAX STOCK DIVIDEND ON CIRCUIT CITY STOCK

     Assume 100 million shares of Circuit City Stock are outstanding and the Company declares a dividend of 1/10 of a share of CarMax Stock on each outstanding share of Circuit City Stock.

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Newly issued shares of CarMax Stock...................................................     10   million
                                                                                         --------------
Total issued and outstanding after dividend...........................................    28.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) Any dividend of shares of CarMax Stock to the holders of shares of Circuit City Stock will be treated as a dividend of shares issuable with respect to the Inter-Group Interest. As a result, the Number of Shares Issuable with Respect to the Inter-Group Interest would decrease by the number of shares of CarMax Stock dividended to the holders of Circuit City Stock.

Number of Shares Issuable with Respect to the Inter-Group Interest prior to
  dividend............................................................................    75.44 million
Shares dividended on outstanding shares of Circuit City Stock.........................     10   million
                                                                                         --------------
Number of Shares Issuable with Respect to the Inter-Group Interest after dividend.....    65.44 million
                                                                                         --------------
                                                                                         --------------

       The Company will not dividend to holders of Circuit City Stock a number of shares of CarMax Stock exceeding the then Number of Shares Issuable with Respect to the Inter-Group Interest.

     (Bullet) The total issued and outstanding shares (28.86 million) would represent an Outstanding Interest Fraction of 30.6%, calculated as follows:

                                  28.86 million
                         -----------------------------
                         28.86 million + 65.44 million

       The Inter-Group Interest Fraction would accordingly be 69.4%. Note, however, that after the dividend the holders of Circuit City Stock would also hold 10 million shares of CarMax Stock, which would represent a direct interest of 10.6% in the equity value of the CarMax Group (and, together with the 69.4% Inter-Group Interest, would continue to be a total interest in the equity value of the CarMax Group of 80.0%).

     (Bullet) Immediately after the dividend, the Company would have 96.14 million shares of CarMax Stock designated and available for issuance (125 million less 28.86 million issued and outstanding).

REPURCHASES OF CARMAX STOCK

     The following illustrations reflect the repurchase by the Company of 5 million shares of CarMax Stock after the CarMax Stock Offering.

  REPURCHASE WITH CARMAX GROUP FUNDS

     Assume all such shares are identified as having been repurchased with funds allocated to the CarMax Group, with the financial statements of the CarMax Group being charged with the consideration paid for such shares:

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Shares of CarMax Stock repurchased....................................................      5   million
                                                                                         --------------
Total issued and outstanding after repurchase.........................................    13.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest (75.44 million) would not be changed by the repurchase of any shares of CarMax Stock with funds allocated to the CarMax Group.

     (Bullet) The total issued and outstanding shares of CarMax Stock (13.86 million) would represent an Outstanding CarMax Fraction of 15.5%, calculated as follows:

                                   13.86 million
                            ----------------------------
                            13.86 million + 75.44 million

             The Inter-Group Interest Fraction would accordingly be 84.5%.

     (Bullet) Immediately after the repurchase, the Company would have 111.14 million shares of CarMax Stock designated and available for issuance (125 million less 13.86 million issued and outstanding).

  REPURCHASE WITH CIRCUIT CITY GROUP FUNDS

     Assume all such shares are identified as having been repurchased with funds allocated to the Circuit City Group, with the financial statements of the Circuit City Group being charged with the consideration paid for such shares:

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Shares of CarMax Stock repurchased....................................................      5   million
                                                                                         --------------
Total issued and outstanding after repurchase.........................................    13.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest would be increased by the number of any shares of CarMax Stock repurchased with funds allocated to the Circuit City Group.

Number of Shares Issuable with Respect to the Inter-Group Interest prior to
  repurchase..........................................................................    75.44 million
Shares repurchased with funds allocated to Circuit City Group.........................      5   million
                                                                                         --------------
Number of Shares Issuable with Respect to the Inter-Group Interest after repurchase...    80.44 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The total issued and outstanding shares of CarMax Stock (13.86 million) would represent an Outstanding CarMax Fraction of 14.7%, calculated as follows:

                                  13.86 million
                         -----------------------------
                         13.86 million + 80.44 million

       The Inter-Group Interest Fraction would accordingly be 85.3%.

     (Bullet) Immediately after the repurchase, the Company would have 111.14 million shares of CarMax Stock designated and available for issuance (125 million less 13.86 million issued and outstanding).

TRANSFERS OF ASSETS BETWEEN GROUPS

  CONTRIBUTION OF ASSETS FROM CIRCUIT CITY GROUP TO CARMAX GROUP

     The following illustration reflects the contribution as additional equity by the Circuit City Group to the CarMax Group after the CarMax Stock Offering of $100 million of assets attributed to the Circuit City Group on a date on which the Fair Market Value of CarMax Stock is $20 per share.

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Newly issued shares of CarMax Stock...................................................      0   million
                                                                                         --------------
Total issued and outstanding after contribution.......................................    18.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest would be increased to reflect the contribution to the CarMax Group of assets attributed to the Circuit City Group.

Number of Shares Issuable with Respect to the Inter-Group Interest prior to
  contribution........................................................................    75.44 million
Adjustment to reflect contribution to CarMax Group of assets attributed to Circuit
  City Group..........................................................................      5   million
                                                                                         --------------
Number of Shares Issuable with Respect to the Inter-Group Interest after
  contribution........................................................................    80.44 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The total issued and outstanding shares of CarMax Stock (18.86 million) would represent an Outstanding CarMax Fraction of 19.0%, calculated as follows:

                                  18.86 million
                         -----------------------------
                         18.86 million + 80.44 million

       The Inter-Group Interest Fraction would accordingly be 81.0%.

     (Bullet) Immediately after the contribution, the Company would have 106.14 million shares of CarMax Stock designated and available for issuance (125 million less 18.86 million issued and outstanding).

  TRANSFER OF ASSETS FROM CARMAX GROUP TO CIRCUIT CITY GROUP

     The following illustration reflects the transfer by the CarMax Group to the Circuit City Group after the CarMax Stock Offering of $100 million of assets attributed to the CarMax Group on a date on which the Fair Market Value of CarMax Stock is $20 per share, assuming such transfer has been determined by the Board of Directors to be treated as a reduction in the Circuit City Group's equity interest in the CarMax Group.

Shares of CarMax Stock previously issued and outstanding..............................    18.86 million
Newly issued shares of CarMax Stock...................................................      0   million
                                                                                         --------------
Total issued and outstanding after transfer...........................................    18.86 million
                                                                                         --------------
                                                                                         --------------

     (Bullet) The Number of Shares Issuable with Respect to the Inter-Group
              Interest would be decreased to reflect the contribution to the Circuit City Group of assets allocated to the CarMax Group.

Number of Shares Issuable with Respect to the Inter-Group Interest prior to
  transfer............................................................................   75.44 million
Adjustment to reflect transfer to Circuit City Group of assets allocated to CarMax
  Group...............................................................................   ( 5   million)
                                                                                         -------------
Number of Shares Issuable with Respect to the Inter-Group Interest after transfer.....   70.44 million
                                                                                         -------------
                                                                                         -------------

       The Company will not make transfers of assets of the CarMax Group to the Circuit City Group the fair value of which exceeds the Fair Market Value of the then Number of Shares Issuable with Respect to the Inter-Group Interest.

     (Bullet) The total issued and outstanding shares of CarMax Stock (18.86 million) would represent an Outstanding CarMax Fraction of 21.1%, calculated as follows:

                                  18.86 million
                         -----------------------------
                         18.86 million + 70.44 million

       The Inter-Group Interest Fraction would accordingly be 78.9%.

     (Bullet) Immediately after the transfer, the Company would have 106.14 million shares of CarMax Stock designated and available for issuance (125 million less 18.86 million issued and outstanding).

                                                                      ANNEX II-A

                                   PROPOSAL 1

       AMENDMENT TO RESTATED ARTICLES OF INCORPORATION RELATING TO NUMBER
    OF SHARES AUTHORIZED FOR ISSUANCE AND ISSUANCE OF COMMON STOCK IN SERIES
                         TO BE ADOPTED BY SHAREHOLDERS

     Article V of the Articles is proposed to be amended and restated in its entirety as follows:

     "A. GENERAL. Certain provisions relating to the Common Stock of the Corporation and the relative rights of the Common Stock of the Corporation and the holders of the outstanding shares thereof, regardless of series, are set forth below.

     (1) ISSUANCE IN SERIES. The Board of Directors, by an adoption of an amendment of these Amended and Restated Articles of Incorporation, may fix, in whole or part, the preferences, limitations and relative rights, within the limits set forth in applicable law, of (i) any class of shares of Common Stock of the Corporation before the issuance of any shares of that class or (ii) one or more series of Common Stock of the Corporation within a class before the issuance of any shares of that series.

     (2) PARITY OF ALL SHARES. All shares of Common Stock of the Corporation, regardless of series, shall be identical with each other in all respects except as is permitted in paragraph (A)(1) of this Article."

                                     II-A-1

                AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
            FIXING THE PREFERENCES, LIMITATIONS AND RELATING RIGHTS
                         OF TWO SERIES OF COMMON STOCK
                    TO BE ADOPTED BY THE BOARD OF DIRECTORS

     Article V of the Articles is proposed to be further amended by adding thereto a new Section B immediately following Section A of Article III, to read in its entirety as follows:

     "B. CIRCUIT CITY STOCK AND CARMAX STOCK.

     (1) DESIGNATION OF SERIES; NUMBER OF SHARES OF EACH SERIES. One series of Common Stock of the Corporation is hereby designated as "Circuit City Stores, Inc. -- Circuit City Group Common Stock" ("Circuit City Stock") consisting of 125,000,000 shares and a second series of Common Stock of the Corporation is hereby designated as "Circuit City Stores, Inc. -- CarMax Group Common Stock" ("CarMax Stock") consisting of 125,000,000 shares.

     (2) DIVIDENDS. Subject to any preferences, limitations and relative rights of any outstanding series of the Preferred Stock and any qualifications or restrictions on the Common Stock created thereby, dividends may be declared and paid upon the Circuit City Stock and the CarMax Stock, upon the terms with respect to each such series, and subject to the limitations provided for below in this paragraph B(2) of this Article, as the Board of Directors may determine.

          (a) DIVIDENDS ON CIRCUIT CITY STOCK. Dividends on Circuit City Stock may be declared and paid only out of the lesser of (i) the assets legally available therefor and (ii) the Circuit City Group Available Dividend Amount.

          (b) DIVIDENDS ON CARMAX STOCK. Dividends on CarMax Stock may be declared and paid only out of the lesser of (i) the assets legally available therefor and (ii) the CarMax Group Available Dividend Amount.

          (c) DISCRIMINATION IN DIVIDENDS BETWEEN SERIES OF COMMON STOCK. The Board of Directors, subject to the provisions of paragraphs B(2)(a) and B(2)(b) of this Article, may at any time declare and pay dividends exclusively on Circuit City Stock, exclusively on CarMax Stock or on both such series, in equal or unequal amounts, notwithstanding the relative amounts of the Circuit City Group Available Dividend Amount and the CarMax Group Available Dividend Amount, the amount of dividends previously declared on each series, the respective voting or liquidation rights of each series or any other factor.

          (d) SHARES DISTRIBUTIONS. Subject to paragraphs B(2)(a) and B(2)(b) of this Article, as the case may be, and except as permitted by paragraphs B(5)(a) and B(5)(b)(ii)(2) of this Article, the Board of Directors may declare and pay dividends or distributions of shares of the Common Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of the Common Stock) on shares of the Common Stock or shares of the Preferred Stock only as follows:

             (i) dividends or distributions of shares of Circuit City Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of Circuit City Stock) on shares of Circuit City Stock or shares of the Preferred Stock attributed to the Circuit City Group;

             (ii) dividends or distributions of shares of CarMax Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of CarMax Stock) on shares of CarMax Stock or shares of the Preferred Stock attributed to the CarMax Group; and

             (iii) dividends or distributions of shares of CarMax Stock (or Convertible Securities convertible into or exchangeable or exercisable for shares of CarMax Stock) on shares of Circuit City Stock or shares of the Preferred Stock attributed to the Circuit City Group, but only if the sum of (1) the number of shares of CarMax Stock to be so issued (or the number of such shares which would be issuable upon conversion, exchange or exercise of any Convertible Securities to be so issued) and
        (2) the number of shares of CarMax Stock which are issuable upon conversion, exchange or exercise of any Convertible Securities then outstanding that are attributed in accordance with this Article to the Circuit City Group is less than or equal to the Number of Shares Issuable with Respect to the Inter-Group Interest.

          For purposes of this paragraph B(2)(d) of this Article, any outstanding Convertible Securities that are convertible into or exchangeable or exercisable for any other Convertible Securities which are themselves convertible into or exchangeable or exercisable for Circuit City Stock or CarMax Stock (or other Convertible Securities that are so convertible, exchangeable or exercisable) shall be deemed to have been converted, exchanged or exercised in full for such Convertible Securities.

                                     II-A-2

     (3) VOTING RIGHTS. Except as otherwise provided by law or by the terms of any outstanding series of Preferred Stock or any provision of these Amended and Restated Articles of Incorporation restricting the power to vote on a specified matter to other shareholders, the entire voting power of the shareholders of the Corporation shall be vested in the holders of the Common Stock, who shall be entitled to vote on any matter on which the holders of stock of the Corporation shall, by law or by the provisions of these Amended and Restated Articles of Incorporation or Bylaws of the Corporation, be entitled to vote, and both series of the Common Stock shall vote thereon together as a single voting group. On each matter to be voted on by the holders of both series of the Common Stock voting together as a single voting group, (i) each outstanding share of Circuit City Stock shall have one vote and (ii) each outstanding share of CarMax Stock shall have a number of votes (including a fraction of one vote) equal to the number of votes determined by the ratio of the weighted average during the 20 Trading Days ending on the tenth Trading Day prior to the record date for determining the shareholders entitled to vote of the Market Value of the CarMax Stock to the weighted average over the same 20 Trading Days of the Market Value of the Circuit City Stock, expressed as a decimal fraction rounded to the nearest three decimal places, determined as follows: (A) the numerator of such fraction shall be the sum of (1) four times the average Market Value of the CarMax Stock over the period of five Trading Days ending on such tenth Trading Day prior to such record date, (2) three times the average Market Value of the CarMax Stock over the period of five Trading Days ending on the 15th Trading Day prior to such record date, (3) two times the average Market Value of the CarMax Stock over the period of five Trading Days ending on the 20th Trading Day prior to such record date and (4) the average Market Value of the CarMax Stock over the period of five Trading Days ending on the 25th Trading Day prior to such record date and (B) the denominator of such fraction shall be the sum of (1) four times the average Market Value of the Circuit City Stock over the period of five Trading Days ending on such tenth Trading Day prior to such record date,
(2) three times the average Market Value of the Circuit City Stock over the period of five Trading Days ending on the 15th Trading Day prior to such record date, (3) two times the average Market Value of the Circuit City Stock over the period of five Trading Days ending on the 20th Trading Day prior to such record date and (4) the average Market Value of the Circuit City Stock over the period of five Trading Days ending on the 25th Trading Day prior to such record date.

Notwithstanding the foregoing provisions of this paragraph B(3) of this Article, if shares of only one series of the Common Stock are outstanding on the record date for determining the common shareholders entitled to vote on any matter, then each share of that series shall be entitled to one vote and, if either series of the Common Stock is entitled to vote as a separate voting group with respect to any matter, each share of that series shall, for purpose of such vote, be entitled to one vote on such matter.

     In addition to any provision of law or any provision of these Amended and Restated Articles of Incorporation entitling the holders of outstanding shares of Circuit City Stock or CarMax Stock to vote as a separate voting group, the Board of Directors may condition the approval of any matter submitted to shareholders on receipt of a separate vote of the holders of outstanding shares of Circuit City Stock or CarMax Stock.

     (4) LIQUIDATION RIGHTS. In the event of any voluntary or involuntary liquidation, dissolution or termination of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and the full preferential amounts (including any accumulated and unpaid dividends) to which the holders of any outstanding shares of the Preferred Stock are entitled (regardless of the Group to which such shares of the Preferred Stock were attributed), the holders of the Circuit City Stock and CarMax Stock shall be entitled to receive the assets, if any, of the Corporation remaining for distribution to holders of the Common Stock on a per share basis in proportion to the respective liquidation units per share of such series. Each share of Circuit City Stock shall have one liquidation unit and each share of CarMax
Stock shall have .     of a liquidation unit. Neither a merger nor share
exchange of the Corporation into or with any other company, nor a merger or share exchange of any other company into or with the Corporation, nor a sale, lease, exchange or other disposition of all or any part of the assets of the Corporation, shall, alone, be deemed a liquidation of the Corporation, or cause the dissolution of the Corporation, for purposes of this paragraph (B)(4) of this Article.

     If, after the Effective Date, the Corporation shall in any manner subdivide (by stock split, reclassification or otherwise) or combine (by reverse stock split, reclassification or otherwise) the outstanding shares of Circuit City Stock or CarMax Stock, or declare a dividend or other distribution in shares of either series to holders of such series, the per share liquidation units of such series of the Common Stock specified in the preceding paragraph of this paragraph B(4) of this Article, as adjusted from time to time, shall be appropriately adjusted, as determined by the Board of Directors, so as to avoid dilution in the aggregate, relative liquidation rights of the shares of any series of the Common Stock.

     (5) CONVERSION OR REDEMPTION OF THE COMMON STOCK. The Circuit City Stock is subject to conversion or redemption and the CarMax Stock is subject to conversion or redemption upon the terms provided below in this paragraph B(5) of this

                                     II-A-3

Article; provided, however, that neither series of the Common Stock may be converted or redeemed if the other series has been converted or redeemed in its entirety or notice thereof shall have been given as required by this paragraph B(5) of this Article.

          (a) MANDATORY AND OPTIONAL CONVERSION AND REDEMPTION OF COMMON STOCK OTHER THAN FOR SUBSIDIARY STOCK. (i) In the event of the Disposition, in one transaction or a series of related transactions, by the Corporation and/or its subsidiaries of all or substantially all of the properties and assets attributed to either Group to one or more persons or entities (other than (1) the Disposition by the Corporation of all or substantially all its properties and assets in one transaction or a series of related transactions in connection with the liquidation, dissolution or termination of the Corporation and the distribution of assets to shareholders as referred to in paragraph B(4) of this Article, (2) the Disposition of the properties and assets of either Group as contemplated by paragraph B(5)(b) of this Article or otherwise to all holders of shares of such Group divided among such holders on a pro rata basis in accordance with the number of shares of stock issued in respect of such Group outstanding and, in the case of a Disposition of the properties and assets attributed to the CarMax Group, to the Corporation or subsidiaries thereof, divided among such holders and the Corporation or subsidiaries thereof on a pro rata basis in accordance with the number of shares of stock issued in respect of such Group outstanding and the Number of Shares Issuable with Respect to the Inter-Group Interest, (3) to any person or entity controlled (as determined by the Board of Directors) by the Corporation or (4) in connection with a Related Business Transaction), the Corporation shall, on or prior to the 85th Trading Day after the date of consummation of such Disposition (the "Disposition Date"), pay a dividend on the series of the Common Stock relating to the Group subject to such Disposition or redeem some or all of such Common Stock or convert such Common Stock into Common Stock relating to the other Group (or another class or series of common stock of the Corporation), all as provided by the following paragraphs B(5)(a)(i)(1) and B(5)(a)(i)(2) of this Article and, to the extent applicable, by paragraph B(5)(d) of this Article, as the Board of Directors shall have selected among such alternatives:

             (1) provided that there are assets legally available therefor:

               (a) pay to the holders of the shares of the series of the Common Stock relating to the Group subject to such disposition a dividend, as the Board of Directors shall have declared subject to compliance with paragraph B(2) of this Article, in cash and/or in securities (other than a dividend of the Common Stock) or other property having a Fair Value as of the Disposition Date in the aggregate equal to (I) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value of the Net Proceeds of such Disposition and (II) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of the record date for determining holders entitled to receive such dividend multiplied by the Fair Value of the Net Proceeds of such Disposition; or

               (b) (I) subject to the last sentence of this paragraph B(5)(a)(i) of this Article, if such Disposition involves all (not merely substantially all) of the properties and assets attributed to such Group, redeem as of the Redemption Date provided by paragraph B(5)(d)(iii), all outstanding shares of the Common Stock relating to the Group subject to such Disposition in exchange for cash and/or for securities (other than the Common Stock) or other property having a Fair Value as of the Disposition Date in the aggregate equal to (A) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value of the Net Proceeds of such Disposition and (B) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of such Redemption Date multiplied by the Fair Value of the Net Proceeds of such Disposition; or

               (II) subject to the last sentence of this paragraph B(5)(a)(i) of this Article, if such Disposition involves substantially all (but not all) of the properties and assets attributed to such Group, redeem as of the Redemption Date provided by paragraph B(5)(d)(iv) of this Article such number of whole shares of the series of the Common Stock relating to the Group subject to such Disposition (which may be all of, but not more than, such shares outstanding) as have in the aggregate an average Market Value during the period of ten consecutive Trading Days beginning on the 16th Trading Day immediately succeeding the Disposition Date closest to (A) in the case of a Disposition of the properties and assets attributed to the Circuit City Group, the Fair Value as of the Disposition Date of the Net Proceeds of such Disposition, in consideration for cash and/or securities (other than the Common Stock) or other property having a Fair Value in the aggregate equal to such Fair Value of the Net Proceeds or (B) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the product of the Outstanding CarMax Fraction as of the date such shares are selected for redemption

                                     II-A-4
          multiplied by the Fair Value as of the Disposition Date of the Net Proceeds of such Disposition in consideration for cash and/or securities (other than the Common Stock) or other property having a Fair Value in the aggregate equal to such product; or

             (2) declare that each outstanding share of the series of the Common Stock relating to the Group subject to such Disposition shall be converted as of the Conversion Date provided by paragraph B(5)(d)(v) of this Article into a number of fully paid and nonassessable shares of the series of the Common Stock relating to the other Group (or, if the series of the Common Stock relating to the other Group is not Publicly Traded at such time and shares of another class or series of the Common Stock of the Corporation (other than the series of the Common Stock relating to the Group subject to such Disposition) are then Publicly Traded, of such other class or series of the common stock as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article), equal to 110% of the ratio, expressed as a decimal fraction rounded to the nearest five decimal places, of the average Market Value of one share of the Common Stock relating to the Group subject to such Disposition over the period of 10 consecutive Trading Days beginning on the sixteenth Trading Day following the Disposition Date to the average Market Value of one share of the Common Stock relating to the other Group (or such other class or series of common stock) over the same 10 Trading Day period.

     Notwithstanding the foregoing provisions of this paragraph B(5)(a)(i) of this Article, the Corporation shall redeem shares of a series of the Common Stock as provided by paragraphs B(5)(a)(i)(1)(b)(I) or (II) of this Article only if the amount to be paid in redemption of such stock is less than or equal to the Available Dividend Amount with respect to the Group subject to such Disposition as of the Redemption Date.

             (ii) For purposes of this paragraph B(5)(a) of this Article:

               (1) as of any date, "substantially all of the properties and assets" attributed to either Group shall mean a portion of such properties and assets (x) that represents at least 80% of the Fair Value of the properties and assets attributed to such Group as of such date or (y) from which were derived at least 80% of the aggregate revenues for the immediately preceding twelve fiscal quarterly periods of the Company (calculated on a pro forma basis to include revenues derived from any of such properties and assets acquired during such period) derived from the properties and assets of such Group as of such date;

               (2) in the case of a Disposition of the properties and assets attributed to either Group in a series of related transactions, such Disposition shall not be deemed to have been consummated until the consummation of the last of such transactions; and

               (3) the Board of Directors may pay any dividend or redemption price referred to in paragraph B(5)(a) (i) of this Article in cash, securities (other than the Common Stock) or other property, regardless of the form or nature of the proceeds of the Disposition.

             (iii) After the payment of the dividend or the redemption price with respect to the series of the Common Stock relating to the Group subject to a Disposition as provided for by paragraph B(5)(a)(i)(1) of this Article, the Board of Directors may declare that each share of such series of the Common Stock remaining outstanding shall be converted, but only as of a Conversion Date (determined as provided by paragraph B(5)(d)(v) of this Article) prior to the first anniversary of the payment of such dividend or redemption price, into a number of fully paid and nonassessable shares of the series of the Common Stock relating to the other Group (or, if the series of the Common Stock relating to the other Group is not Publicly Traded at such time and shares of any other class or series of common stock of the Corporation (other than the series of the Common Stock relating to the Group subject to such Disposition) are then Publicly Traded, of such other class or series of common stock of the Corporation as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article) equal to 110% of (i) in the case of conversion of the Circuit City Stock, the Market Value Ratio of the Circuit City Stock to the CarMax Stock or (ii) in the case of conversion of the CarMax Stock, the Market Value Ratio of the CarMax Stock to the Circuit City Stock, in each case, as of the fifth Trading Day prior to the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article.

             (iv) The Board of Directors may at any time declare that each outstanding share of either Circuit City Stock or CarMax Stock shall be converted, as of the Conversion Date provided by paragraph B(5)(d)(v) of this Article, into the number of fully paid and nonassessable shares of CarMax Stock or Circuit City Stock, respectively (or, if such

                                     II-A-5
        latter series of common stock of the Corporation is not Publicly Traded at such time and shares of any other class or series of common stock of the Corporation (other than the series of the Common Stock subject to such conversion) are then Publicly Traded, of such other class or series of common stock of the Corporation as has the largest Market Capitalization as of the close of business on the Trading Day immediately preceding the date of the notice of conversion required by paragraph B(5)(d)(v) of this Article) equal to 115% of (i) in the case of conversion of the Circuit City Stock, the Market Value Ratio of the Circuit City Stock to the CarMax Stock or (ii) in the case of conversion of the CarMax Stock, the Market Value Ratio of the CarMax Stock to the Circuit City Stock, in each case, as of the fifth Trading Day prior to the date of the notice of such conversion required by paragraph B(5)(d)(v) of this Article.

             (b) REDEMPTION OF COMMON STOCK FOR SUBSIDIARY STOCK. (i) At any time at which all of the assets and liabilities attributed to the CarMax Group (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Corporation (each, a "CarMax Group Subsidiary"), the Board of Directors may, provided that there are assets legally available therefor, redeem all of the outstanding shares of CarMax Stock, on a Redemption Date of which notice is delivered in accordance with paragraph B(5)(d)(vi) of this Article, in exchange for the number of shares of common stock of each CarMax Group Subsidiary equal to the product of the Outstanding CarMax Fraction multiplied by the number of shares of common stock of such CarMax Group Subsidiary to be outstanding immediately following such exchange of shares, such CarMax Group Subsidiary shares to be delivered to the holders of shares of CarMax Stock on the Redemption Date either directly or indirectly through another CarMax Group Subsidiary (as a wholly-owned subsidiary thereof) and to be divided among the holders of CarMax Stock pro rata in accordance with the number of shares of CarMax Stock held by each on such Redemption Date, each of which shares of common stock of such CarMax Group Subsidiary shall be, upon such delivery, fully paid and nonassessable.

             (ii) At any time at which all of the assets and liabilities attributed to the Circuit City Group (and no other assets or liabilities of the Corporation or any subsidiary thereof) are held directly or indirectly by one or more wholly-owned subsidiaries of the Corporation (each, a "Circuit City Group Subsidiary"), the Board of Directors may, provided that there are assets legally available therefor,

               (1) if the Number of Shares Issuable with Respect to the Inter-Group Interest is zero, redeem all of the outstanding shares of Circuit City Stock, on a Redemption Date of which notice is delivered in accordance with paragraph B(5)(d)(vi) of this Article, in exchange for all of the shares of common stock of each Circuit City Group Subsidiary as will be outstanding immediately following such exchange of shares, such shares of common stock of each Circuit City Group Subsidiary to be delivered to the holders of shares of Circuit City Stock on the Redemption Date either directly or indirectly through another Circuit City Group Subsidiary (as a wholly-owned subsidiary thereof) and to be divided among the holders of Circuit City Stock pro rata in accordance with the number of shares of Circuit City Stock held by each on such Redemption Date, each of which shares of common stock of such Circuit City Group Subsidiary shall be, upon such delivery, fully paid and nonassessable; or

               (2) if the Number of Shares Issuable With Respect to the Inter-Group Interest is greater than zero, either

                   (x) redeem all of the outstanding shares of Circuit City
              Stock, on such a Redemption Date, in exchange for (1) all of the shares of common stock of each Circuit City Group Subsidiary as will be outstanding immediately following such exchange of shares and (2) a number of shares of CarMax Stock equal to the Number of Shares Issuable with Respect to the Inter-Group Interest, such shares of common stock of each Circuit City Group Subsidiary to be delivered to the holders of shares of Circuit City Stock on the Redemption Date either directly or indirectly through another Circuit City Group Subsidiary (as a wholly-owned subsidiary thereof) and the shares of common stock of each Circuit City Group Subsidiary and the shares of CarMax Stock to be divided among the holders of Circuit City Stock pro rata in accordance with the number of shares of Circuit City Stock held by each on such Redemption Date, each of which shares of common stock of each Circuit City Group Subsidiary and shares of CarMax Stock shall be, upon such delivery, fully paid and nonassessable; or

                   (y) (1) redeem all of the outstanding shares of Circuit City
              Stock as contemplated by clause (1) above and (2) issue to one or more of the Circuit City Group Subsidiaries a number of shares of CarMax Stock equal to the Number of Shares Issuable with Respect to the Inter-Group Interest.

                                     II-A-6

          (c) TREATMENT OF CONVERTIBLE SECURITIES. After any Conversion Date or Redemption Date on which all outstanding shares of either series of the Common Stock are converted or redeemed, any share of such series of the Common Stock that is to be issued on conversion, exchange or exercise of any Convertible Securities shall, immediately upon such conversion, exchange or exercise and without any notice from or to, or any other action on the part of, the Corporation or its Board of Directors or the holder of such Convertible Security:

             (i) in the event the shares of CarMax Stock outstanding on such Conversion Date were converted into shares of Circuit City Stock (or another class or series of common stock of the Corporation) pursuant to paragraph B(5)(a)(i)(2) or paragraph B(5)(a)(iii) or (iv) of this Article, be converted into the amount of cash and/or the number of shares of the kind of capital stock and/or other securities or property of the Corporation that the number of shares of CarMax Stock that were to be issued upon such conversion, exchange or exercise would have received had such shares been outstanding on such Conversion Date; or

             (ii) in the event the shares of such series of the Common Stock outstanding on such Redemption Date were redeemed pursuant to paragraph B(5)(a)(i)(1)(b) or paragraph B(5)(b) of this Article, be redeemed, to the extent of funds of the Corporation legally available therefor, for $.01 per share in cash for each share of such series of the Common Stock that otherwise would be issued upon such conversion, exchange or exercise.

     The provisions of the immediately preceding sentence shall not apply to the extent that other adjustments in respect of such conversion, exchange or redemption of a series of the Common Stock are otherwise made pursuant to the provisions of such Convertible Securities.

          (d) NOTICE AND OTHER PROVISIONS. (i) Not later than the tenth Trading Day following the consummation of a Disposition referred to in paragraph B(5)(a)(i) of this Article, the Corporation shall announce publicly by press release (1) the Net Proceeds of such Disposition, (2) the number of shares outstanding of the series of the Common Stock relating to the Group subject to such Disposition, (3) the number of shares of such series of Common Stock into or for which Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (4) in the case of a Disposition of the properties and assets attributable to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice. Not earlier than the 26th Trading Day and not later than the 30th Trading Day following the consummation of such Disposition, the Corporation shall announce publicly by press release which of the actions specified in paragraph B(5)(a)(i) of this Article, it has irrevocably determined to take in respect of such Disposition.

          (ii) If the Corporation determines to pay a dividend pursuant to paragraph B(5)(a)(i)(1)(a) of this Article, the Corporation shall, not later than the 30th Trading Day following the consummation of the Disposition referred to in such paragraph, cause notice to be given to each holder of shares of the series of the Common Stock relating to the Group subject to such Disposition and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth (1) the record date for determining holders entitled to receive such dividend, which shall be not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of such Disposition, (2) the anticipated payment date of such dividend (which shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the type of property to be paid as such dividend in respect of the outstanding shares of such series of Common Stock, (4) the Net Proceeds of such Disposition, (5) in the case of a Disposition of the properties and assets attributable to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice,
     (6) the number of outstanding shares of such series of Common Stock and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (7) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive such dividend only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the record date referred to in clause (1) of this sentence. Such notice shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

          (iii) If the Corporation determines to undertake a redemption pursuant to paragraph B(5)(a)(i)(1)(b)(I) of this Article, the Corporation shall, not earlier than the 35th Trading Day and not later than the 45th Trading Day prior to the Redemption Date, cause notice to be given to each holder of shares of the series of the Common Stock relating to the Group subject to the Disposition referred to in such paragraph and to each holder of Convertible Securities convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such

                                     II-A-7
     notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth (1) a statement that all shares of such series of Common Stock outstanding on the Redemption Date shall be redeemed, (2) the Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the type of property in which the redemption price for the shares of such series of Common Stock to be redeemed is to be paid, (4) the Net Proceeds of such Disposition, (5) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the Outstanding CarMax Fraction on the date of such notice, (6) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation waives such requirement), are to be surrendered for delivery of cash and/or securities or other property, (7) the number of outstanding shares of such series of Common Stock and the number of shares of such series of the Common Stock into or for which such outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (8) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to participate in such redemption only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the Redemption Date referred to in clause (2) of this sentence and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5) of this Article if such holder thereafter converts, exchanges or exercises such Convertible Securities and
     (9) a statement to the effect that, except as otherwise provided by paragraph B(5)(d)(ix) of this Article, dividends on such shares of the Common Stock shall cease to be paid as of such Redemption Date. Such notice shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

          (iv) If the Corporation determines to undertake a redemption pursuant to paragraph B(5)(a)(i)(1)(b)(II) of this Article, the Corporation shall, not later than the 30th Trading Day following the consummation of the Disposition referred to in such paragraph, cause notice to be given to each holder of shares of the series of the Common Stock relating to the Group subject to such Disposition and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities) setting forth (1) a date not earlier than the 40th Trading Day and not later than the 50th Trading Day following the consummation of the Disposition in respect of which such redemption is to be made on which shares of such series of the Common Stock shall be selected for redemption, (2) the anticipated Redemption Date (which shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the type of property in which the redemption price for the shares to be redeemed is to be paid, (4) the Net Proceeds of such Disposition, (5) in the case of a Disposition of the properties and assets attributed to the CarMax Group, the Outstanding CarMax Fraction, (6) the number of shares of such series of Common Stock outstanding and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (7) in the case of notice to be given to holders of Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be eligible to participate in such selection for redemption only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the record date referred to in clause (1) of this sentence, and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5) of this Article if such holder thereafter converts, exchanges or exercises such Convertible Securities and (8) a statement that the Corporation will not be required to register a transfer of any shares of such series of the Common Stock for a period of 15 Trading Days next preceding the date referred to in clause (1) of this sentence. Promptly following the date referred to in clause (1) of the preceding sentence, but not earlier than 40 Trading Days nor later than 50 Trading Days following the consummation of such Disposition, the Corporation shall cause a notice to be given to each holder of record of shares of such series of Common Stock to be redeemed setting forth (1) the number of shares of such series of Common Stock held by such holder to be redeemed, (2) a statement that such shares of such series of Common Stock shall be redeemed, (3) the Redemption Date, (4) the kind and per share amount of cash and/or securities or other property to be received by such holder with respect to each share of such series of Common Stock to be redeemed, including details as to the calculation thereof, (5) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of such cash and/or securities or other property, (6) if applicable, a statement to the effect that the shares being redeemed may no longer be transferred on the transfer books of the Corporation after the Redemption Date and (7) a statement to the effect that, subject to paragraph B(5)(d)(ix) of this Article, dividends on such shares of such series of Common Stock shall cease to be paid as of the Redemption Date. Such notices shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

                                     II-A-8

          (v) If the Corporation determines to convert either series of the Common Stock into the other series (or another class or series of common stock of the Corporation) pursuant to paragraph B(5)(a)(i)(2) or paragraph B(5)(a)(iii) or (iv) of this Article, the Corporation shall, not earlier than the 35th Trading Day and not later than the 45th Trading Day prior to the Conversion Date, cause notice to be given to each holder of shares of the series of the Common Stock to be so converted and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities) setting forth
     (1) a statement that all outstanding shares of such series of Common Stock shall be converted, (2) the Conversion Date (which, in the case of a conversion after a Disposition, shall not be more than 85 Trading Days following the consummation of such Disposition), (3) the per share number of shares of Circuit City Stock or CarMax Stock or another class or series of common stock of the Corporation, as the case may be, to be received with respect to each share of such series of Common Stock, including details as to the calculation thereof, (4) the place or places where certificates for shares of such series of Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of such series of Common Stock, (5) the number of outstanding shares of such series of Common Stock and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof, (6) a statement to the effect that, subject to paragraph B(5)(d)(ix) of this Article, dividends on such shares of CarMax Stock shall cease to be paid as of such Conversion Date and (7) in the case of notice to holders of such Convertible Securities, a statement to the effect that a holder of such Convertible Securities shall be entitled to receive shares of such series of Common Stock upon such conversion only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to such Conversion Date and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5) of this Article if such holder thereafter converts, exchanges or exercises such Convertible Securities. Such notice shall be sent by first-class mail, postage prepaid, to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

          (vi) If the Corporation determines to redeem shares of either series of the Common Stock pursuant to paragraph B(5)(b) of this Article, the Corporation shall cause notice to be given to each holder of shares of such series of the Common Stock to be redeemed and to each holder of Convertible Securities that are convertible into or exchangeable or exercisable for shares of such series of the Common Stock (unless alternate provision for such notice to the holders of such Convertible Securities is made pursuant to the terms of such Convertible Securities), setting forth (1) a statement that all shares of such series of the Common Stock outstanding on the Redemption Date shall be redeemed in exchange for shares of common stock of each Circuit City Group Subsidiary (and, if such redemption is pursuant to paragraph B(5)(b)(ii)(2)(x) of this Article, CarMax Stock) or common stock of each CarMax Group Subsidiary, as the case may be, (2) the Redemption Date, (3) in the case of a redemption of the CarMax Stock, the Outstanding CarMax Fraction on the date of such notice, (4) the place or places where certificates for shares of the series of the Common Stock to be redeemed, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement), are to be surrendered for delivery of certificates for shares of the common stock of each Circuit City Group subsidiary (and, if such redemption is pursuant to paragraph B(5)(b)(ii)(2)(x) of this Article, CarMax Stock) or common stock of each CarMax Group Subsidiary, as the case may be, (5) a statement to the effect that, subject to paragraph B(5)(d)(ix) of this Article, dividends on such shares of the Common Stock shall cease to be paid as of such Redemption Date, (6) the number of shares of such series of the Common Stock outstanding and the number of shares of such series of Common Stock into or for which outstanding Convertible Securities are then convertible, exchangeable or exercisable and the conversion, exchange or exercise price thereof and (7) in the case of notice to holders of Convertible Securities, a statement to the effect that a holder of Convertible Securities shall be entitled to receive shares of common stock of each Circuit City Group Subsidiary (and, if such redemption is pursuant to paragraph B(5)(b)(ii)(2)(x) of this Article, CarMax Stock) or common stock of each CarMax Group Subsidiary, as the case may be, upon redemption only if such holder properly converts, exchanges or exercises such Convertible Securities on or prior to the Redemption Date and a statement as to what, if anything, such holder will be entitled to receive pursuant to the terms of such Convertible Securities or, if applicable, this paragraph B(5)(d) of this Article, if such holder thereafter converts, exchanges or exercises such Convertible Securities. Such notice shall be sent by first-class mail, postage prepaid, not less than 30 Trading Days nor more than 45 Trading Days prior to the Redemption Date to each such holder at such holder's address as the same appears on the transfer books of the Corporation.

          (vii) If less than all of the outstanding shares of the Common Stock of a series are to be redeemed pursuant to paragraph B(5)(a)(i)(1) of this Article, the shares to be redeemed by the Corporation shall be selected from among the

                                     II-A-9
     holders of shares of such series of the Common Stock outstanding at the close of business on the record date for such redemption on a pro rata basis among all such holders or by lot or by such other method as may be determined by the Board of Directors of the Corporation to be equitable.

          (viii) The Corporation shall not be required to issue or deliver fractional shares of any capital stock or of any other securities to any holder of either series of the Common Stock upon any conversion, redemption, dividend or other distribution pursuant to this paragraph B(5) of this Article. If more than one share of either series of the Common Stock shall be held at the same time by the same holder, the Corporation may aggregate the number of shares of any capital stock that shall be issuable or any other securities or property that shall be distributable to such holder upon any conversion, redemption, dividend or other distribution (including any fractional shares). If there are fractional shares of any capital stock or of any other securities remaining to be issued or distributed to the holders of either series of the Common Stock, the Corporation shall, if such fractional shares are not issued or distributed to the holder, pay cash in respect of such fractional shares in an amount equal to the Fair Value thereof on the fifth Trading Day prior to the date such payment is to be made (without interest).

          (ix) No adjustments in respect of dividends shall be made upon the conversion or redemption of any shares of either series of the Common Stock; provided, however, that if the Conversion Date or Redemption Date, as the case may be, with respect to any shares of either series of the Common Stock shall be subsequent to the record date for the payment of a dividend or other distribution thereon or with respect thereto, the holders of such series of the Common Stock at the close of business on such record date shall be entitled to receive the dividend or other distribution payable on or with respect to such shares on the date set for payment of such dividend or other distribution, in each case without interest, notwithstanding the subsequent conversion or redemption of such shares.

          (x) Before any holder of either series of the Common Stock shall be entitled to receive any cash payment and/or certificates or instruments representing shares of any capital stock and/or other securities or property to be distributed to such holder with respect to such series of the Common Stock pursuant to this paragraph B(5) of this Article, such holder shall surrender at such place as the Corporation shall specify certificates for such shares of the Common Stock, properly endorsed or assigned for transfer (unless the Corporation shall waive such requirement). The Corporation shall as soon as practicable after receipt of certificates representing such shares of the Common Stock deliver to the person for whose account such shares of the Common Stock were so surrendered, or to such person's nominee or nominees, the cash and/or the certificates or instruments representing the number of whole shares of the kind of capital stock and/or other securities or property to which such person shall be entitled as aforesaid, together with any payment in respect of fractional shares contemplated by paragraph B(5)(d)(viii) of this Article, in each case without interest. If less than all of the shares of either series of the Common Stock represented by any one certificate are to be redeemed, the Corporation shall issue and deliver a new certificate for the shares of such series of Common Stock not redeemed.

          (xi) From and after any applicable Conversion Date or Redemption Date, as the case may be, all rights of a holder of shares of either series of the Common Stock that were converted or redeemed shall cease except for the right, upon surrender of the certificates representing such shares of the Common Stock as required by paragraph B(5)(d)(x) of this Article, to receive the certificates representing shares of the kind and amount of capital stock and/or other securities or property for which such shares were converted or redeemed, together with any payment in respect of fractional shares contemplated by paragraph B(5)(d)(viii) of this Article and rights to dividends as provided in paragraph B(5)(d)(ix) of this Article, in each case without interest. No holder of a certificate that immediately prior to the applicable Conversion Date represented shares of a series of the Common Stock shall be entitled to receive any dividend or other distribution or interest payment with respect to shares of any kind of capital stock or other security or instrument for which such series of the Common Stock was converted until the surrender as required by this paragraph B(5) of this Article of such certificate in exchange for a certificate or certificates or instrument or instruments representing such capital stock or other security. Upon such surrender, there shall be paid to the holder the amount of any dividends or other distributions (without interest) which theretofore became payable on any class or series of capital stock of the Corporation as of a record date after the Conversion Date, but that were not paid by reason of the foregoing, with respect to the number of whole shares of the kind of capital stock represented by the certificate or certificates issued upon such surrender. From and after a Conversion Date, the Corporation shall, however, be entitled to treat the certificates for a series of the Common Stock that have not yet been surrendered for conversion as evidencing the ownership of the number of whole shares of the kind or kinds of capital stock of the Corporation for which the shares of such series of the Common Stock represented by such certificates shall have been converted, notwithstanding the failure to surrender such certificates.

                                    II-A-10

          (xii) The Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issuance or delivery of any shares of capital stock and/or other securities upon conversion or redemption of shares of either series of the Common Stock pursuant to this paragraph B(5) of this Article. The Corporation shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issuance or delivery of any shares of capital stock and/or other securities in a name other than that in which the shares of such series of the Common Stock so converted or redeemed were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

          (xiii) Neither the failure to mail any notice required by this paragraph B(5)(d) of this Article to any particular holder of the Common Stock or of Convertible Securities nor any defect therein shall affect the sufficiency thereof with respect to any other holder of outstanding shares of the Common Stock or of Convertible Securities or the validity of any such conversion or redemption.

          (xiv) The Board of Directors may establish such rules and requirements to facilitate the effectuation of the transactions contemplated by this paragraph B(5) of this Article as the Board of Directors shall determine to be appropriate.

     (6) APPLICATION OF THE PROVISIONS OF THIS CERTIFICATE OF DESIGNATIONS.

          (a) CERTAIN DETERMINATIONS BY THE BOARD OF DIRECTORS. The Board of Directors shall make such determinations with respect to the assets and liabilities to be attributed to the Groups, the application of the provisions of this paragraph B of this Article to transactions to be engaged in by the Corporation and the preferences, limitations and relative rights of the holders of either series of the Common Stock, and the qualifications and restrictions thereon, provided by these Amended and Restated Articles of Incorporation as may be or become necessary or appropriate to the exercise of such preferences, limitations and relative rights, including, without limiting the foregoing, the determinations referred to in the following paragraphs B(6)(a)(i), (ii), (iii), (iv) and
     (v) of this Article. A record of any such determination shall be filed with the records of the actions of the Board of Directors.

             (i) Upon any acquisition by the Corporation or its subsidiaries of any assets or business, or any assumption of liabilities, outside of the ordinary course of business of the Circuit City Group or the CarMax Group, as the case may be, the Board of Directors shall determine whether such assets, business and liabilities (or an interest therein) shall be for the benefit of the Circuit City Group or the CarMax Group or that an interest therein shall be partly for the benefit of the Circuit City Group and partly for the benefit of the CarMax Group and, accordingly, shall be attributed to the Circuit City Group or the CarMax Group, or partly to each, in accordance with paragraph B(7)(a) or (d) of this Article, as the case may be.

             (ii) Upon any issuance of any shares of CarMax Stock at a time when the Number of Shares Issuable with Respect to the Inter-Group Interest is greater than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance and any other relevant factors, whether all or any part of the shares of CarMax Stock so issued shall reduce the Number of Shares Issuable with Respect to the Inter-Group Interest, and the Number of Shares Issuable with Respect to the Inter-Group Interest shall be adjusted accordingly.

             (iii) Upon any issuance by the Corporation or any subsidiary thereof of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of CarMax Stock, if at the time such Convertible Securities are issued the Number of Shares Issuable with Respect to the Inter-Group Interest is greater than zero, the Board of Directors shall determine, based on the use of the proceeds of such issuance of Convertible Securities in the business of the Circuit City Group or the CarMax Group and any other relevant factors, whether, upon conversion, exchange or exercise thereof, the issuance of shares of CarMax Stock pursuant thereto shall, in whole or in part, reduce the Number of Shares Issuable with Respect to the Inter-Group Interest.

             (iv) Upon any issuance of any shares of the Preferred Stock of any series, the Board of Directors shall attribute, based on the use of proceeds of such issuance of shares of the Preferred Stock in the business of the Circuit City Group or the CarMax Group and any other relevant factors, the shares so issued entirely to the Circuit City Group or entirely to the CarMax Group or partly to the Circuit City Group and partly to the CarMax Group in such proportion as the Board of Directors shall determine.

             (v) Upon any redemption or repurchase by the Corporation or any subsidiary thereof of shares of the Preferred Stock of any class or series or of other securities or debt obligations of the Corporation, the Board of Directors shall determine, based on the property used to redeem or purchase such shares, other securities or debt obligations,

                                    II-A-11
        which, if any, of such shares, other securities or debt obligations redeemed or repurchased shall be attributed to the Circuit City Group and which, if any, of such shares, other securities or debt obligations shall be attributed to the CarMax Group and, accordingly, how many of the shares of such series of the Preferred Stock or of such other securities, or how much of such debt obligations, that remain outstanding, if any, are thereafter attributed to the Circuit City Group or to the CarMax Group.

          (b) CERTAIN DETERMINATIONS NOT REQUIRED. Notwithstanding the foregoing provisions of this paragraph B(6) of this Article, the provisions of paragraphs B(7)(a), (c), (d) or (f) of this Article or any other provision of this Article, at any time when there are not outstanding both (i) one or more shares of Circuit City Stock or Convertible Securities convertible into or exchangeable or exercisable for Circuit City Stock and (ii) one or more shares of CarMax Stock or Convertible Securities convertible into or exchangeable or exercisable for CarMax Stock, the Corporation need not (A) attribute any of the assets or liabilities of the Corporation or any of its subsidiaries to the Circuit City Group or the CarMax Group or (B) make any determination required in connection therewith, nor shall the Board of Directors be required to make any of the determinations otherwise required by this Article, and in such circumstances the holders of the shares of Circuit City Stock or CarMax Stock outstanding, as the case may be, shall (unless otherwise specifically provided by these Amended and Restated Articles of Incorporation) be entitled to all the preferences or other relative rights of both series of the Common Stock without differentiation between the Circuit City Stock and the CarMax Stock.

          (c) BOARD DETERMINATIONS BINDING. Subject to applicable law, any determinations made in good faith by the Board of Directors of the Corporation under any provision of this paragraph B(6) of this Article or otherwise in furtherance of the application of this Article shall be final and binding on all shareholders.

     (7) CERTAIN DEFINITIONS. As used in this Article, the following terms shall have the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless the context otherwise requires. As used in this paragraph B(7) of this Article, a "contribution" or "transfer" of assets or properties from one Group to another shall refer to the reattribution of such assets or properties from the contributing or transferring Group to the other Group and correlative phrases shall have correlative meanings.

          (a) CARMAX GROUP shall mean, as of any date:

             (i) all businesses, assets and liabilities of each of CarMax Auto Superstores, Inc., a Virginia corporation, CarMax, Inc., a Virginia corporation, and C-Max Auto Superstores, Inc., a California corporation (the "CarMax Group Companies"), as of the date of the first issuance of CarMax Stock;

             (ii) all assets and liabilities of the Corporation and its subsidiaries attributed by the Board of Directors to the CarMax Group, whether or not such assets or liabilities are or were also assets and liabilities of any of the CarMax Group Companies;

             (iii) all properties and assets transferred to the CarMax Group from the Circuit City Group (other than a transaction pursuant to paragraph B(7)(a)(iv) of this Article) pursuant to transactions in the ordinary course of business of both the Circuit City Group and the CarMax Group or otherwise as the Board of Directors may have directed as permitted by this Article;

             (iv) all properties and assets transferred to the CarMax Group from the Circuit City Group in connection with an increase in the Number of Shares Issuable with respect to the Inter-Group Interest; and

             (v) the interest of the Corporation or any of its subsidiaries in any business or asset acquired and any liabilities assumed by the Corporation or any of its subsidiaries outside of the ordinary course of business and attributed to the CarMax Group, as determined by the Board of Directors as contemplated by paragraph B(6)(a)(i) of this Article;

     provided that (1) from and after the payment date of any dividend or other distribution with respect to shares of CarMax Stock (other than a dividend or other distribution payable in shares of CarMax Stock, with respect to which adjustment shall be made as provided in paragraph B(7)(s)(i) of this Article, or in securities of the Corporation attributed to the CarMax Group, for which provision shall be made as set forth in clause (2) of this proviso), the CarMax Group shall no longer include an amount of assets or properties previously attributed to the CarMax Group of the same kind as so paid in such dividend or other distribution with respect of shares of CarMax Stock as have a Fair Value on the record date for such dividend or distribution equal to the product of (a) the Fair Value on such record date of the aggregate of such dividend or distribution to holders of shares of CarMax Stock declared multiplied by (b) a fraction the numerator of which is equal to the Inter-Group Interest Fraction in effect on the record date for such dividend or distribution and the

                                    II-A-12
     denominator of which is equal to the Outstanding CarMax Fraction in effect on the record date for such dividend or distribution, (2) if the Corporation shall pay a dividend or make some other distribution with respect to shares of CarMax Stock payable in securities of the Corporation that are attributed to the CarMax Group for purposes of this Article (other than CarMax Stock), there shall be excluded from the CarMax Group an interest in the CarMax Group equivalent to the number or amount of such securities that is equal to the product of the number or amount of securities so distributed to holders of CarMax Stock multiplied by the fraction specified in clause 1(b) of this proviso (determined as of the record date for such distribution) (and such interest in the CarMax Group shall be attributed to the Circuit City Group) and, to the extent interest is or dividends are paid on the securities so distributed, the CarMax Group shall no longer include a corresponding ratable amount of the kind of assets paid as such interest or dividends as would have been paid in respect of the securities equivalent to such interest in the CarMax Group deemed held by the Circuit City Group if the securities equivalent to such interest were outstanding (and in such eventuality such assets as are no longer included in the CarMax Group shall be attributed to the Circuit City Group) and (3) from and after any transfer of any assets or properties from the CarMax Group to the Circuit City Group, the CarMax Group shall no longer include such assets or properties so contributed or transferred. The Corporation may also, to the extent a dividend or distribution on the CarMax Stock has been paid in Convertible Securities that are convertible into or exchangeable or exercisable for CarMax Stock, cause such Convertible Securities as are deemed to be held by the Circuit City Group in accordance with the third to last sentence of paragraph B(7)(d) of this Article and clause (2) of the proviso to the immediately preceding sentence to be deemed to be converted, exchanged or exercised as provided in the penultimate sentence of paragraph B(7)(d) of this Article, in which case such Convertible Securities shall no longer be deemed to be held by the Circuit City Group.

          (b) CARMAX GROUP AVAILABLE DIVIDEND AMOUNT, on any date, shall mean the excess, if any, of

             (i) the product of (x) the Outstanding CarMax Fraction and (y) an amount equal to the total assets of the CarMax Group less its total liabilities as of such date determined in accordance with generally accepted accounting principles as in effect at such time applied on a basis consistent with that applied in determining the CarMax Group Net Earnings (Loss), over

             (ii) except to the extent that this Article permits otherwise, the amount that would be needed to satisfy the preferential rights to which holders of any Preferred Stock attributed to the CarMax Group are entitled upon dissolution of the Corporation;

     provided, that such excess shall be reduced by an amount sufficient to ensure that the CarMax Group would be able to pay its debts as they become due in the usual course of business.

          (c) CARMAX GROUP NET EARNINGS (LOSS), for any period through any date, shall mean the net income or loss of the CarMax Group for such period (or in respect of fiscal periods of the Corporation commencing prior to the date of the first issuance of CarMax Stock, the pro forma net income or loss of the CarMax Group for such period as if such date had been the first day of such period) determined in accordance with generally accepted accounting principles in effect at such time, reflecting income and expense of the Corporation attributed to the CarMax Group on a basis substantially consistent with attributions of income and expense made in the calculation of the Circuit City Group Net Earnings (Loss), including, without limitation, corporate administrative costs, net interest and other financial costs and income taxes.

          (d) CIRCUIT CITY GROUP shall mean, as of any date:

             (i) the interest of the Corporation or any of its subsidiaries on such date in all of the assets, liabilities and businesses of the Corporation or any of its subsidiaries (and any successor companies), other than any assets, liabilities and businesses attributed in accordance with this Article to the CarMax Group;

             (ii) a proportionate undivided interest in each and every business, asset and liability attributed to the CarMax Group equal to the Inter-Group Interest Fraction as of such date;

             (iii) all properties and assets transferred to the Circuit City Group from the CarMax Group (other than pursuant to paragraph B(7)(d)(iv) or (vi) of this Article) pursuant to transactions in the ordinary course of business of both the Circuit City Group and the CarMax Group or otherwise as the Board of Directors may have directed as permitted by this Article;

             (iv) all properties and assets transferred to the Circuit City Group from the CarMax Group in connection with a reduction of the Number of Shares Issuable with Respect to the Inter-Group Interest;

                                    II-A-13

             (v) the interest of the Corporation or any of its subsidiaries in any business or asset acquired and any liabilities assumed by the Corporation or any of its subsidiaries outside the ordinary course of business and attributed to the Circuit City Group, as determined by the Board of Directors as contemplated by paragraph B(6)(a)(i) of this Article; and

             (vi) from and after the payment date of any dividend, redemption or other distribution with respect to shares of CarMax Stock (other than a dividend or other distribution payable in shares of CarMax Stock, with respect to which adjustment shall be made as provided in paragraph B(7)(s)(i) of this Article, or in securities of the Corporation attributed to the CarMax Group, for which provision shall be made as set forth in the third to last sentence of this definition), an amount of assets or properties previously attributed to the CarMax Group of the same kind as were paid in such dividend or other distribution with respect to shares of CarMax Stock as have a Fair Value on the record date for such dividend or distribution equal to the product of (1) the Fair Value on such record date of the aggregate of such dividend or distribution to holders of shares of CarMax Stock declared multiplied by
        (2) a fraction the numerator of which is equal to the Inter-Group Interest Fraction in effect on the record date for such dividend or distribution and the denominator of which is equal to the Outstanding CarMax Fraction in effect on the record date for such dividend or distribution;

     provided that from and after any transfer of any assets or properties from the Circuit City Group to the CarMax Group, the Circuit City Group shall no longer include such assets or properties so transferred (other than as reflected in respect of such a transfer by the Inter-Group Interest Fraction, as provided by paragraph B(7)(d)(ii) of this Article).

          If the Corporation shall pay a dividend or make some other distribution with respect to shares of CarMax Stock payable in securities of the Corporation that are attributed to the CarMax Group for purposes of this Article (other than CarMax Stock), the Circuit City Group shall be deemed to hold an interest in the CarMax Group equivalent to the number or amount of such securities that is equal to the product of the number or amount of securities so distributed to holders of CarMax Stock multiplied by the fraction specified in clause (2) of paragraph B(7)(d)(vi) of this Article (determined as of the record date for such distribution) and, to the extent interest is or dividends are paid on the securities so distributed, the Circuit City Group shall include, and there shall be transferred thereto from the CarMax Group, a corresponding ratable amount of the kind of assets paid as such interest or dividends as would have been paid in respect of such securities so deemed to be held by the Circuit City Group if such securities were outstanding. The Corporation may also, to the extent the securities so paid as a dividend or other distribution to the holders of CarMax Stock are Convertible Securities and at the time are convertible into or exchangeable or exercisable for shares of CarMax Stock, treat such Convertible Securities as are so deemed to be held by the Circuit City Group to be deemed to be converted, exchanged or exercised, and shall do so to the extent such Convertible Securities are mandatorily converted, exchanged or exercised (and to the extent the terms of such Convertible Securities require payment of consideration for such conversion, exchange or exercise, the Circuit City Group shall then no longer include an amount of the kind of properties or assets required to be paid as such consideration for the amount of Convertible Securities deemed converted, exchanged or exercised (and the CarMax Group shall be attributed such properties or assets)), in which case, from and after such time, the securities into or for which such Convertible Securities so deemed to be held by the Circuit City Group were so considered converted, exchanged or exercised shall be deemed held by the Circuit City Group (as provided in clause (3) of paragraph B(7)(s)(iii) of this Article) and such Convertible Securities shall no longer be deemed to be held by the Circuit City Group. A statement setting forth the election to effectuate any such deemed conversion, exchange or exercise of Convertible Securities so deemed to be held by the Communication Group and the properties or assets, if any, to be attributed to the CarMax Group in consideration of such conversion, exchange or exercise (if any) shall be filed in the records of the actions of the Board of Directors and, upon such filing, such deemed conversion, exchange or exercise shall be effectuated.

                                    II-A-14

          (e) CIRCUIT CITY GROUP AVAILABLE DIVIDEND AMOUNT, on any date, shall mean the excess, if any, of:

             (i) an amount equal to the total assets of the Circuit City Group less its total liabilities as of such date determined in accordance with generally accepted accounting principles as in effect at such time applied on a basis consistent with that applied in determining the Circuit City Group Net Earnings (Loss), over

             (ii) except to the extent that these Amended and Restated Articles of Incorporation permit otherwise, the amount that would be needed to satisfy the preferential rights to which holders of Preferred Stock attributed to the Circuit City Group are entitled upon dissolution of the Corporation;

     provided, that such excess shall be reduced by an amount sufficient to ensure that the Circuit City Group would be able to pay its debts as they become due in the usual course of business.

          (f) CIRCUIT CITY GROUP NET EARNINGS (LOSS), for any period through any date, shall mean the net income or loss of the Circuit City Group for such period (or in respect of fiscal periods of the Corporation commencing prior to the date of the first issuance of CarMax Stock, the pro forma net income or loss of the Circuit City Group for such period as if such date had been the first day of such period) determined in accordance with generally accepted accounting principles in effect at such time, reflecting income and expense of the Corporation attributed to the Circuit City Group on a basis substantially consistent with attributions of income and expense made in the calculation of CarMax Group Net Earnings (Loss), including, without limitation, corporate administrative costs, net interest and other financial costs and income taxes.

          (g) COMMON STOCK shall mean the collective reference to the Circuit City Stock and the CarMax Stock, and either may sometimes be called a series of Common Stock.

          (h) CONVERSION DATE shall mean the date fixed by the Board of Directors as the effective date for the conversion of shares of Circuit City Stock or CarMax Stock, as the case may be, into shares of CarMax Stock or Circuit City Stock, respectively (or another class or series of common stock of the Corporation, as the case may be) as shall be set forth in the notice to holders of shares of the series of common stock subject to such conversion and to holders of any Convertible Securities that are convertible into or exchangeable or exercisable for shares of the series of common stock subject to such conversion required pursuant to paragraph B(5)(d)(v) of this Article.

          (i) CONVERTIBLE SECURITIES at any time shall mean any securities of the Corporation or of any subsidiary thereof (other than shares of the Common Stock), including warrants and options, outstanding at such time that by their terms are convertible into or exchangeable or exercisable for or evidence the right to acquire any shares of either series of the Common Stock, whether convertible, exchangeable or exercisable at such time or a later time or only upon the occurrence of certain events, but in respect of antidilution provisions of such securities only upon the effectiveness thereof.

          (j) DISPOSITION shall mean a sale, transfer, assignment or other disposition (whether by merger, consolidation, sale or contribution of assets or stock or otherwise) of properties or assets (including stock, other securities and goodwill).

          (k) FAIR VALUE shall mean, (i) in the case of equity securities or debt securities of a class or series that has previously been Publicly Traded for a period of at least 15 months, the Market Value thereof (if such Market Value, as so defined, can be determined); (ii) in the case of an equity security or debt security that has not been Publicly Traded for at least 15 months or the Market Value of which cannot be determined, the fair value per share of stock or per other unit of such security, on a fully distributed basis, as determined by an independent investment banking firm experienced in the valuation of securities selected in good faith by the Board of Directors, or, if no such investment banking firm is, as determined in the good faith judgment of the Board of Directors, available to make such determination, in good faith by the Board of Directors; (iii) in the case of cash denominated in U.S. dollars, the face amount thereof and in the case of cash denominated in other than U.S. dollars, the face amount thereof converted into U.S. dollars at the rate published in The Wall Street Journal on the date for the determination of Fair Value or, if not so published, at such rate as shall be determined in good faith by the Board of Directors based upon such information as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice; and (iv) in the case of property other than securities or cash, the "Fair Value" thereof shall be determined in good faith by the Board of Directors based upon such appraisals or valuation reports of such independent experts as the Board of Directors shall in good faith determine to be appropriate in accordance with good business practice. Any such determination of Fair Value shall be described in a statement filed with the records of the actions of the Board of Directors.

          (l) GROUP shall mean, as of any date, the Circuit City Group or the CarMax Group, as the case may be.

                                    II-A-15

          (m) INTER-GROUP INTEREST FRACTION as of any date shall mean a fraction the numerator of which shall be the Number of Shares Issuable with Respect to the Inter-Group Interest on such date and the denominator of which shall be the sum of (A) such Number of Shares Issuable with Respect to the Inter-Group Interest and (B) the aggregate number of shares of CarMax Stock outstanding on such date. A statement setting forth the Inter-Group Interest Fraction as of the record date for any dividend or distribution on either series of the Common Stock, as of the effective date of any conversion, exchange or exercise of Convertible Securities into or for shares of CarMax Stock and as of the end of each fiscal quarter of the Corporation shall be filed by the Secretary of the Corporation in the records of the Board of Directors of the Corporation not later than ten days after such date.

          (n) MARKET CAPITALIZATION of any class or series of common stock on any date shall mean the product of (i) the Market Value of one share of such class or series of common stock on such date and (ii) the number of shares of such class or series of common stock outstanding on such date.

          (o) MARKET VALUE of a share of any class or series of capital stock of the Corporation on any day shall mean the average of the high and low reported sales prices regular way of a share of such class or series on such Trading Day or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way of a share of such class or series on such Trading Day, in either case as reported on the New York Stock Exchange Composite Tape or, if the shares of such class or series are not listed or admitted to trading on such Exchange on such Trading Day, on the principal national securities exchange in the United States on which the shares of such class or series are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange on such Trading Day, on The Nasdaq National Market or, if the shares of such class or series are not listed or admitted to trading on any national securities exchange or quoted on The Nasdaq National Market on such Trading Day, the average of the closing bid and asked prices of a share of such class or series in the over-the-counter market on such Trading Day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation or, if such closing bid and asked prices are not made available by any such New York Stock Exchange member firm on such Trading Day, the Fair Value of a share of such class or series as set forth in clause (ii) of the definition of Fair Value; provided that, for purposes of determining the market value of a share of any class or series of capital stock for any period, (i) the "Market Value" of a share of capital stock on any day prior to any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution (other than any dividend or distribution contemplated by clause (ii)(B) of this sentence) paid or to be paid with respect to such capital stock shall be reduced by the Fair Value of the per share amount of such dividend or distribution and (ii) the "Market Value" of any share of capital stock on any day prior to (A) the effective date of any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of outstanding shares of such class or series of capital stock occurring during such period or (B) any "ex-dividend" date or any similar date occurring during such period for any dividend or distribution with respect to such capital stock to be made in shares of such class or series of capital stock or Convertible Securities that are convertible, exchangeable or exercisable for such class or series of capital stock shall be appropriately adjusted, as determined by the Board of Directors, to reflect such subdivision, combination, dividend or distribution.

          (p) MARKET VALUE RATIO OF THE CARMAX STOCK TO THE CIRCUIT CITY STOCK as of any date shall mean the fraction (which may be greater or less than 1/1), expressed as a decimal (rounded to the nearest five decimal places), of a share of Circuit City Stock (or another class or series of common stock of the Corporation, if so provided by paragraph B(5)(a) of this Article because Circuit City Stock is not then Publicly Traded) to be issued in respect of a share of CarMax Stock upon a conversion of CarMax Stock into Circuit City Stock (or another class or series of common stock of the Corporation) in accordance with paragraph B(5)(a) of this Article, based on the ratio of the Market Value of a share of CarMax Stock to the Market Value of a share of Circuit City Stock (or such other common stock) as of such date, determined by the fraction the numerator of which shall be the sum of (A) four times the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on such date,
     (B) three times the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on the 10th Trading Day prior to such date and (D) the average Market Value of one share of CarMax Stock over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date and the denominator of which shall be the sum of (A) four times the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on such date, (B) three times the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on

                                    II-A-16
     the 10th Trading Day prior to such date and (D) the average Market Value of one share of Circuit City Stock (or such other common stock) over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date.

          (q) MARKET VALUE RATIO OF THE CIRCUIT CITY STOCK TO THE CARMAX STOCK as of any date shall mean the fraction (which may be greater or less than 1/1), expressed as a decimal (rounded to the nearest five decimal places), of a share of CarMax Stock (or another class or series of common stock of the Corporation, if so provided by paragraph B(5)(a) of this Article because CarMax Stock is not then Publicly Traded) to be issued in respect of a share of Circuit City Stock upon a conversion of Circuit City Stock into CarMax Stock (or another class or series of common stock of the Corporation) in accordance with paragraph B(5)(a) of this Article, based on the ratio of the Market Value of a share of Circuit City Stock to the Market Value of a share of CarMax Stock (or such other common stock) as of such date, determined by the fraction the numerator of which shall be the sum of (A) four times the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on such date,
     (B) three times the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on the 10th Trading Day prior to such date and (D) the average Market Value of one share of Circuit City Stock over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date and the denominator of which shall be the sum of (A) four times the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on such date, (B) three times the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on the fifth Trading Day prior to such date, (C) two times the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on the 10th Trading Day prior to such date and (D) the average Market Value of one share of CarMax Stock (or such other common stock) over the period of five consecutive Trading Days ending on the 15th Trading Day prior to such date.

          (r) NET PROCEEDS shall mean, as of any date with respect to any Disposition of any of the properties and assets attributed to the Circuit City Group or the CarMax Group, as the case may be, an amount, if any, equal to what remains of the gross proceeds of such Disposition after payment of, or reasonable provision is made as determined by the Board of Directors for, (A) any taxes payable by the Corporation (or which would have been payable but for the utilization of tax benefits attributable to the other Group) in respect of such Disposition or in respect of any resulting dividend or redemption pursuant to paragraphs B(5)(a)(i)(1)(a) or
     (b) of this Article, (B) any transaction costs, including, without limitation, any legal, investment banking and accounting fees and expenses and (C) any liabilities (contingent or otherwise) of or attributed to such Group, including, without limitation, any liabilities for deferred taxes or any indemnity or guarantee obligations of the Corporation incurred in connection with the Disposition or otherwise, and any liabilities for future purchase price adjustments and any preferential amounts plus any accumulated and unpaid dividends in respect of the Preferred Stock attributed to such Group. For purposes of this definition, any properties and assets attributed to the Group, the properties and assets of which are subject to such Disposition, remaining after such Disposition shall constitute "reasonable provision" for such amount of taxes, costs and liabilities (contingent or otherwise) as the Board of Directors determines can be expected to be supported by such properties and assets.

          (s) NUMBER OF SHARES ISSUABLE WITH RESPECT TO THE INTER-GROUP INTEREST shall be determined by the Board of Directors prior to the first issuance of shares of CarMax Stock to be the number of shares of CarMax Stock that initially represents 100% of the common shareholders' equity of the Corporation attributable to the CarMax Group, which determination shall be set forth in a statement filed with the records of the actions of the Board of Directors; provided, however, that such number shall from time to time thereafter be:

             (i) adjusted, if before such adjustment such number is greater than zero, as determined by the Board of Directors to be appropriate to reflect equitably any subdivision (by stock split or otherwise) or combination (by reverse stock split or otherwise) of the CarMax Stock or any dividend or other distribution of shares of CarMax Stock to holders of shares of CarMax Stock or any reclassification of CarMax Stock;

             (ii) decreased (but to not less than zero), if before such adjustment such number is greater than zero, by action of the Board of Directors by (1) the number of shares of CarMax Stock issued or sold by the Corporation that, immediately prior to such issuance or sale, were included in the Number of Shares Issuable with Respect to the Inter-Group Interest, (2) the number of shares of CarMax Stock issued upon conversion, exchange or exercise of Convertible Securities that, immediately prior to the issuance or sale of such Convertible Securities, were included

                                    II-A-17
        in the Number of Shares Issuable with Respect to the Inter-Group Interest, (3) the number of shares of CarMax Stock issued by the Corporation as a dividend or other distribution (including in connection with any reclassification or exchange of shares) to holders of Circuit City Stock, (4) the number of shares of CarMax Stock issued upon the conversion, exchange or exercise of any Convertible Securities issued by the Corporation as a dividend or other distribution (including in connection with any reclassification or exchange of shares) to holders of Circuit City Stock, or (5) the number (rounded, if necessary, to the nearest whole number) equal to the quotient of (a) the aggregate Fair Value as of the date of contribution of properties or assets (including cash) transferred from the CarMax Group to the Circuit City Group in consideration for a reduction in the Number of Shares Issuable with Respect to the Inter-Group Interest divided by (b) the Market Value of one share of CarMax Stock as of the date of such transfer; and

             (iii) increased by (1) the number of outstanding shares of CarMax Stock repurchased by the Corporation for consideration that is attributed as provided by paragraph B(7)(d) of this Article to the Circuit City Group and (2) the number (rounded, if necessary, to the nearest whole number) equal to the quotient of (a) the Fair Value of properties or assets (including cash) theretofore attributed as provided by paragraph B(7)(d) of this Article to the Circuit City Group that are contributed to the CarMax Group in consideration of an increase in the Number of Shares Issuable with Respect to the Inter-Group Interest, divided by (b) the Market Value of one share of CarMax Stock as of the date of such contribution and (3) the number of shares of CarMax Stock into or for which Convertible Securities are deemed converted, exchanged or exercised pursuant to the penultimate sentence of the definition of "Circuit City Group" in paragraph B(7)(d) of this Article.

          (t) OUTSTANDING CARMAX FRACTION, as of any date, means the fraction (which may simplify to 1/1) the numerator of which shall be the number of shares of CarMax Stock outstanding on such date and the denominator of which shall be the sum of the number of shares of CarMax Stock outstanding on such date and the Number of Shares Issuable with Respect to the Inter-Group Interest on such date. A statement setting forth the Outstanding CarMax Fraction as of the record date for the payment of any dividend or distribution on either series of the Common Stock and as of the end of each fiscal quarter of the Corporation shall be filed by the Secretary of the Corporation in the records of the actions of the Board of Directors not later than ten days after such date.

          (u) PUBLICLY TRADED with respect to any security shall mean (i) registered under Section 12 of the Securities Exchange Act of 1934, as amended (or any successor provision of law), and (ii) listed for trading on the New York Stock Exchange or the American Stock Exchange (or any national securities exchange registered under Section 7 of the Securities Exchange Act of 1934, as amended (or any successor provision of law), that is the successor to either such exchange) or listed on The Nasdaq Stock Market (or any successor market system).

          (v) REDEMPTION DATE shall mean the date fixed by the Board of Directors as the effective date for a redemption of shares of either series of the Common Stock, as set forth in a notice to holders thereof required pursuant to paragraphs B(5)(d)(iii), (iv) or (vi) of this Article.

          (w) RELATED BUSINESS TRANSACTION means any Disposition of all or substantially all the properties and assets attributed to the Circuit City Group or the CarMax Group, as the case may be, in a transaction or series of related transactions that result in the Corporation receiving in consideration of such properties and assets primarily equity securities (including, without limitation, capital stock, debt securities convertible into or exchangeable for equity securities or interests in a general or limited partnership or limited liability company, without regard to the voting power or other management or governance rights associated therewith) of (1) any entity which (i) acquires such properties or assets or succeeds (by merger, formation of a joint venture or otherwise) to the business conducted with such properties or assets or controls such acquiror or successor and (ii) is primarily engaged or proposes to engage primarily in one or more businesses similar or complementary to the businesses conducted by such Group prior to such Disposition, as determined by the Board of Directors.

          (x) TRADING DAY shall mean each weekday other than any day on which the relevant series of common stock of the Corporation is not traded on any national securities exchange or quoted in the NASDAQ National Market or in the over-the-counter market."

                                    II-A-18

                   AMENDMENT TO RESTATED ARTICLES OF INCORPORATION
                 RELATING TO REDESIGNATION OF EXISTING COMMON STOCK
                            TO BE ADOPTED BY SHAREHOLDERS

          Article V of the Articles is proposed to be further amended by adding thereto a new Section C immediately following Section B of Article V, to read in its entirety as follows:

          "C. REDESIGNATION OF EXISTING COMMON STOCK. As of the effective date of the Articles of Amendment pursuant to which this Section C is added to these Amended and Restated Articles of Incorporation, and without any further action on the part of the Corporation or its shareholders, each share of the Common Stock of the Corporation then issued shall automatically be redesignated, changed and converted into one fully paid and nonassessable share of Circuit City Stock."

                                    II-A-19

                                                                      ANNEX II-B

                                     PROPOSAL 2

                       AMENDMENTS TO ARTICLES OF INCORPORATION
                       RELATING TO INCREASED AUTHORIZATION OF
                                    COMMON STOCK

          Section A of Article III of the Articles of Incorporation is proposed to be amended and restated in its entirety as follows:

          "A. AUTHORIZED STOCK. The aggregate number of shares that the Corporation shall have authority to issue and the par value per share are as follows:

         CLASS              NUMBER OF SHARES     PAR VALUE
------------------------    ----------------     ---------
     Preferred                   2,000,000        $ 20.00
     Common                    350,000,000        $   .50"

                                     II-B-1

                                                                      ANNEX II-C

                                     PROPOSAL 3

                       AMENDMENTS TO ARTICLES OF INCORPORATION
                  RELATING TO ISSUANCE OF PREFERRED STOCK IN SERIES
                       BY ACTION OF THE BOARD OF DIRECTORS AND
                           DELETION OF EXPIRED PROVISIONS

     Section A(2) of Article IV of the Articles of Incorporation is proposed to be amended and restated in its entirety, as follows:

          "(2) ARTICLES OF AMENDMENT. Before the issuance of any shares of a series of the Preferred Stock (other than shares for which provision is already made in these Amended and Restated Articles of Incorporation), Articles of Amendment establishing such series shall be filed with and made effective by the State Corporation Commission of Virginia, as required by law."

     Paragraph (a) of Section A(5) of Article IV of the Articles is proposed to be amended and restated in its entirety, as follows:

          "(a) The holders of outstanding shares of each series of the Preferred Stock shall be entitled to receive, if, when and as declared by the Board of Directors, out of funds legally available therefor, cash dividends in accordance with the terms set forth in the amendment to these Amended and Restated Articles of Incorporation establishing such series."

     Section A(6) of Article IV of the Articles is proposed to be amended and restated in its entirety, as follows:

          "(6) VOTING RIGHTS. No holder of outstanding shares of any series of the Preferred Stock shall be entitled to vote for the election of directors or upon any other matter, or to receive notice of or to participate in any meeting of the stockholders of the Corporation, except (i) as hereinafter provided or as provided in the amendment to these Amended and Restated Articles of Incorporation establishing such series and (ii) as may be required by law."

     Paragraph (a) of Section A(7) of Article IV of the Articles is proposed to be amended and restated in its entirety, as follows:

          "(a) Redemptions of outstanding shares of any series of the Preferred Stock shall be made pursuant to the terms and conditions set forth in these Amended and Restated Articles of Incorporation or in the amendment thereto establishing such series and, unless they provide otherwise, shall be made in the manner hereinbelow set forth."

     The second sentence of paragraph (b) of Section A(7) of Article IV of the Articles is proposed to be amended and restated in its entirety, as follows:

          "The notice of Redemption shall set forth the paragraph or paragraphs of these Amended and Restated Articles of Incorporation (or the amendment thereto establishing the series of which such shares are a part) pursuant to which the shares are being redeemed, the number of shares to be redeemed, the date fixed for Redemption, the Redemption Price, and the place or places where certificates representing shares to be redeemed may be surrendered."

     Paragraph (e) of Section A(7) of Article IV of the Articles is proposed to be amended and restated in its entirety, as follows:

          "(e) Shares of any series of the Preferred Stock purchased, redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of Preferred Stock but undesignated as to series, as provided by law, and, unless otherwise provided in these Amended and Restated Articles of Incorporation or in the amendment thereto establishing such series of the Preferred Stock, may be reissued by the Corporation."

     The second sentence of Section A(9) of Article IV of the Articles is proposed to be amended and restated in its entirety, as follows:

          "In the event that any of the foregoing provisions of these Amended and Restated Articles of Incorporation conflict with the provisions of the amendment hereto establishing a series of the Preferred Stock, then, as to such series, the specific provisions which relate to it, and not the general provisions hereinabove set forth, shall control."

     Article VII of the Articles is proposed to be deleted in its entirety.

                                     II-C-1

                                                                    ANNEX III

                           CIRCUIT CITY STORES, INC.
                           1994 STOCK INCENTIVE PLAN
                          (AS PROPOSED TO BE AMENDED)
        (PROPOSED AMENDMENTS ARE SET FORTH IN BOLD TYPE AND UNDERLINED;
                     PROPOSED DELETIONS ARE MARKED THROUGH)

     1. PURPOSE. The purpose of this Circuit City Stores, Inc. 1994 Stock Incentive Plan (the "Plan") is to further the long term stability and financial success of Circuit City Stores, Inc. (the "Company") by attracting and retaining key employees of the Company through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to employees under this Plan will strengthen their desire to remain with the Company and will further the identification of those employees' interests with those of the Company's shareholders.

     2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

     (a) "Act" means the Securities Exchange Act of 1934, as amended.

     (b) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option or Stock Appreciation Right, or the award of Restricted Stock.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Change of Control" means the occurrence of either of the following events: (i) a third person, including a "group" as defined in section 13(d)(3) of the Act, becomes, or obtains the right to become, the beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors to the Board of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board or of the board of directors of any successor to the Company.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Committee" means the committee appointed by the Board as described under Section 14.

     (g) "Company" means Circuit City Stores, Inc., a Virginia corporation.

     (h) "Company Stock" means shares of [voting common stock of the Company,] CIRCUIT CITY STOCK OR SHARES OF CARMAX STOCK AS DETERMINED IN THE DISCRETION OF THE Committee [in its sole discretion,] SUBJECT TO THE LIMITS OF SECTION 4. SUCH SHARES SHALL BE SUBJECT to adjustment as provided in Section 13.
(Brackets indicate strikeouts, capital letters indicate new text)


     (i) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.

     (j) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other forms of Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

     (k) "Fair Market Value" means, for any given date, the fair market value of the Company Stock as of such date, as determined by the Committee based on the then prevailing prices of the Company Stock on the exchange on which it generally has the greatest trading volume.

     (l) "Incentive Award" means, collectively, the award of an Option, Stock Appreciation Right, or Restricted Stock under the Plan.

     (m) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

     (n) "Insider" means a person subject to section 16(b) of the Act.

                                     III-1

     (o) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422 or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

     (p) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

     (q) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).

     (r) "Participant" means any employee who receives an Incentive Award under the Plan.

     (s) "Reload Feature" means a feature of an Option described in a Participant's stock option agreement that authorizes the automatic grant of a Reload Option in accordance with the provisions of Section 9(e).

     (t) "Reload Option" means an Option automatically granted to a Participant equal to the number of shares of already owned Company Stock delivered by the Participant in payment of the exercise price of an Option having a Reload Feature.

     (u) "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

     (v) "Restricted Stock Award" means an award of Restricted Stock granted under the Plan.

     (w) "Retirement Date" means, with respect to a Participant, the earliest date on which the Participant is eligible to retire under a qualified Code section 401(a) plan of the Company, or, if there is no such plan, age 65.

     (x) "Rule 16b-3" means Rule 16b-3 adopted pursuant to section 16(b) of the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 adopted after the effective date of the Plan's adoption.

     (y) "Stock Appreciation Right" means a right to receive amounts from the Company awarded upon the terms and subject to the restrictions set forth in
Section 8.

     (z) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).

     (aa) "10% Shareholder" means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

     3. GENERAL. Incentive Awards may be granted under the Plan in the form of Options, Stock Appreciation Rights, and Restricted Stock. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options. The provisions of the Plan referring to Insiders or Rule 16b-3 shall apply only to Participants who are subject to section 16 of the Act.

     4. STOCK. Subject to Section 13 of the Plan, there shall be reserved for issuance under the Plan (I) an aggregate of five million five hundred thousand (5,500,000) shares of CIRCUIT CITY [Company] Stock, AND (II) AN AGGREGATE OF FIVE MILLION SEVEN HUNDRED THOUSAND (5,700,000) SHARES OF CARMAX STOCK, ALL OF which shall be authorized, but unissued shares. No more than one million five hundred thousand (1,500,000) shares OF COMPANY STOCK may be allocated to the Incentive Awards that are granted to any one employee during any single calendar year. Shares OF CIRCUIT CITY STOCK that have not been issued and shares OF CIRCUIT CITY STOCK allocated to options or portions thereof that expire or otherwise terminate unexercised after the effective date of the Plan under the Circuit City Stores, Inc. 1986 Stock Incentive Plan (the "1986 Plan") and the Circuit City Stores, Inc. 1988 Stock Incentive Plan (the "1988 Plan") may be subjected to an Incentive Award under the Plan. Shares OF A SERIES OF COMPANY STOCK that have not been issued under the Plan and that are allocable to Incentive Awards or portions thereof that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan RELATING TO SHARES OF THE SAME SERIES OF COMPANY STOCK. Similarly, if any shares of Restricted Stock issued pursuant to the Plan are reacquired by the Company as a result of a forfeiture of such shares pursuant to the Plan, such shares may[, to the extent permitted by Rule 16b-3] again be subjected to an Incentive Award under the Plan RELATING TO SHARES OF THE SAME SERIES OF COMPANY STOCK AS THOSE REACQUIRED. An Incentive Award to a Participant may be conditioned upon the surrender for cancellation of an option granted under the 1986 Plan, the 1988 Plan or an existing Incentive Award. For purposes of determining the number of shares OF COMPANY STOCK that are available for Incentive Awards under the Plan, such number shall [to the extent permissible under Rule 16b-3,] include the number of shares OF SUCH SERIES OF COMPANY STOCK surrendered by an optionee or retained by the Company in payment OF APPLICABLE WITHHOLDING TAXES [of federal and state income tax withholding liabilities] upon exercise of an Option. (Brackets indicate strikeouts, capital letters indicate new text)

                                     III-2

     5. ELIGIBILITY.

     (a) All present and future employees of the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired) shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 14, to select which employees shall receive Incentive Awards and to determine for each such Participant the terms and conditions, the nature of the award and the number of shares to be allocated to each Participant as part of each Incentive Award.

     (b) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay a Participant any particular amount of remuneration, to continue the employment of the Participant after the grant or to make further grants to the Participant at any time thereafter.

     6. RESTRICTED STOCK AWARDS.

     (a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Restricted Stock Award is granted and the terms and conditions to which the Restricted Stock Award is subject. This notice, when accepted in writing by the Participant, shall become an award agreement between the Company and the Participant. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

     (b) Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:

          (i) None of such shares may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or shall have been removed pursuant to paragraph (d) or (e) below.

          (ii) The restrictions on such shares must remain in effect and may not lapse for a period of three years beginning on the date of grant, except as provided under paragraph (d) or (e) in the case of Disability, retirement, death or a Change in Control.

          (iii) If a Participant ceases to be employed by the Company or a Parent or Subsidiary of the Company, the Participant shall forfeit to the Company any shares of Restricted Stock, the restrictions on which shall not have lapsed or shall not have been removed pursuant to paragraph (d) or (e) below, on the date such Participant shall cease to be so employed.

          (iv) The Committee may establish such other restrictions on such shares that the Committee deems appropriate, including, without limitation, events of forfeiture.

     (c) Upon the acceptance by a Participant of a Restricted Stock Award, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to the shares of Restricted Stock subject to such Restricted Stock Award, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement. If shares of Restricted Stock are issued without certificates, notice of the restrictions set forth in the Plan and the Participant's Award Agreement must be given to the shareholder in the manner required by law.

     (d) The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.

     (e) Notwithstanding the forfeiture provisions of paragraph (b)(iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

     (f) Each Participant shall agree at the time his Restricted Stock Award is granted, and as a condition thereof, that the Company shall deduct from any payments of any kind otherwise due from the Company to such Participant the aggregate amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Restricted Stock subject to the Restricted Stock Award or that such Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, the aggregate amount of any such taxes. Arrangements satisfactory to the Company may, in the sole discretion of the Company, include the obtaining of a loan from the Company to pay such taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificates free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant. If

                                     III-3

Restricted Stock is being issued to a Participant without the use of a stock certificate, the restrictions set forth in paragraph (b) shall be communicated to the shareholder in the manner required by law. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the federal, state and local tax liabilities of the Participant arising in the year the Incentive Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee. The Committee has the express authority to change any election procedure it establishes at any time. ANY SHARES OF ALREADY OWNED COMPANY STOCK THAT ARE DELIVERED BY A PARTICIPANT TO SATISFY ALL OR A SPECIFIED PORTION OF THE APPLICABLE WITHHOLDING TAXES SHALL BE OF THE SAME SERIES OF COMPANY STOCK AS THE SHARES OF COMPANY STOCK TO WHICH SUCH INCENTIVE AWARD RELATES.
(Capital letters indicate new text)

     7. STOCK OPTIONS.

     (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible employee stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent, if any, to which Stock Appreciation Rights are granted, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the eligible employee, shall become a stock option agreement between the Company and the eligible employee.

     (b) The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to an employee who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

     (c) The exercise price of shares of Company Stock covered by a Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant.

     (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

          (i) No Incentive Stock Option may be exercised after the first to occur of:

             (x) Ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant,

             (y) Three months following the date of the Participant's termination of employment with the Company and any Parent or Subsidiary of the Company for reasons other than death or Disability; or

             (z) One year following the date of the Participant's termination of employment by reason of death or Disability.

          (ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise and has been so employed at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of death or Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the Participant's death by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

          (iii) An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount "). The foregoing Limitation Amount is intended to comply with Section 422 of the Internal Revenue Code; if

                                     III-4
     the Internal Revenue Code should be amended to increase the limitation contained in Section 422, the foregoing Limitation Amount shall also be automatically increased. Incentive Stock Options granted after December 31, 1986 under the Plan and all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

     (e) Notwithstanding the foregoing, no Option shall be exercisable by an Insider within the first six months after it is granted; provided that this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period.

     (f) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control notwithstanding other conditions on exercisability in the stock option agreement, and, in such event, paragraph (e) shall not apply.

     8. STOCK APPRECIATION RIGHTS.

     (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Nonstatutory Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Stock Appreciation Rights may be exercised in whole or in part at such times and under such conditions as may be specified by the Committee in the Participant's stock option agreement. The following provisions apply to all Stock Appreciation Rights that are granted in connection with
Options:

          (i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the fair market value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of the Stock Appreciation Right.

          (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

          (iii) The Committee may, in its discretion, grant Stock Appreciation Rights in connection with Options which by their terms become fully exercisable upon a Change of Control, which Stock Appreciation Rights shall only be exercisable following a Change of Control. The underlying Option may provide that such Stock Appreciation Rights shall be payable solely in cash. The terms of the underlying Option shall provide the method by which fair market value of the Company Stock on the date of exercise shall be calculated based on one of the following alternatives:

             (x) the closing price of the Company Stock on the exchange on which it is then traded on the business day immediately preceding the day of exercise;

             (y) the highest closing price of the Company Stock on the exchange on which it is then traded, during the 90 days immediately preceding the Change of Control; or

             (z) the greater of (x) or (y).

          (iv) Subject to any further conditions upon exercise imposed by the Committee, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable, except that in no event shall a Stock Appreciation Right held by an Insider be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and shall expire no later than the date on which the related Option expires.

          (v) A Stock Appreciation Right may only be exercised at a time when the fair market value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

     (b) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted without related Options. The terms and conditions of the award shall be set forth in a stock appreciation rights agreement between the Company and the Participant. The following provisions apply to all Stock Appreciation Rights that are granted without related Options:

                                     III-5

          (i) Stock Appreciation Rights shall entitle the Participant, upon the exercise of all or any part of the Stock Appreciation Rights, to receive from the Company an amount equal to the excess of (x) the fair market value on the date of exercise of the Company Stock covered by the Stock Appreciation Rights over (y) the fair market value on the Date of Grant of the Company Stock covered by the Stock Appreciation Rights. The Committee may limit the amount that the Participant may be entitled to receive upon exercise of the Stock Appreciation Right.

          (ii) Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Committee shall specify in the Participant's stock appreciation rights agreement except that in no event shall a Stock Appreciation Right held by an Insider be exercisable within the first six months after it is awarded.

     (c) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Participant's stock option agreement (if the Stock Appreciation Rights are related to an Option) or stock appreciation rights agreement. The Committee may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their fair market value on the date of exercise.

     (d) Except in the case of Stock Appreciation Rights which by their terms are exercisable only during a specified period following a Change of Control, which period does not exceed 90 days, an Insider may only exercise a Stock Appreciation Right during the period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company's sales and earnings. The release for publication shall be deemed to have occurred if the specified financial data (i) appears on a wire service, (ii) appears in a financial news service, (iii) appears in a newspaper of general circulation, or (iv) is otherwise made publicly available.

     An Insider may exercise a Stock Appreciation Right which is by its terms exercisable only during a specified period following a Change of Control, which period does not exceed 90 days, during the period specified therein, provided that no Stock Appreciation Right held by an Insider shall be exercisable by its terms within the first six months after it is granted.

     9. METHOD OF EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS.

     (a) Options and Stock Appreciation Rights may be exercised by the employee giving written notice of the exercise to the Company, stating the number of shares the employee has elected to purchase under the Option or the number of Stock Appreciation Rights he has elected to exercise. In the case of a purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full paid in cash; provided that, if the terms of an Option so permit, the employee may (i) deliver shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, applicable withholding taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be equal to the minimum interest rate required at the time to avoid imputed interest under the Code. The employee shall not be entitled to make payment of the exercise price other than in cash unless provisions for an alternative payment method are included in the employee's stock option agreement or are agreed to in writing by the Company with the approval of the Committee prior to exercise of the Option.

     (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or a Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require of the employee a customary written indication of his investment intent. Until the employee has made any required payment, including any applicable withholding taxes, and has had issued to him a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

     (c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or
(b) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the federal, state and local tax liabilities of the Participant arising in the year the Incentive Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee.

                                     III-6

     (d) Notwithstanding anything herein to the contrary, if the Company is subject to section 16 of the Act, Options and Stock Appreciation Rights shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

     (e) If a Participant exercises an Option that has a Reload Feature by delivering already owned shares of Company Stock in payment of the exercise price, the Participant shall automatically be granted a Reload Option. At the time the Option with a Reload Feature is awarded, the Committee may impose such restrictions on the Reload Option as it deems appropriate, but in any event the Reload Option shall be subject to the following restrictions:

          (i) The exercise price of shares of Company Stock covered by a Reload Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant of the Reload Option;

          (ii) If and to the extent required by Rule 16b-3, or if so provided in the option agreement, a Reload Option shall not be exercisable within the first six months after it is granted; provided that, subject to the terms of the Participant's stock option agreement, this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period;

          (iii) The Reload Option shall be subject to the same restrictions on exercisability imposed on the underlying Option (possessing the Reload Feature) that was exercised unless the Committee specifies different limitations;

          (iv) The Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Company Stock covered by the underlying Option (possessing the Reload Feature) that was exercised;

          (v) The Reload Option shall not have a Reload Feature.

     (F) ANY SHARES OF ALREADY OWNED COMPANY STOCK THAT ARE DELIVERED BY A PARTICIPANT IN SATISFACTION OF ALL OR ANY PART OF THE EXERCISE PRICE OF AN OPTION OR A STOCK APPRECIATION RIGHT, OR TO SATISFY ALL OR A SPECIFIED PORTION OF THE APPLICABLE WITHHOLDING TAXES, SHALL BE OF THE SAME SERIES OF COMPANY STOCK AS THE SHARES OF COMPANY STOCK TO WHICH SUCH INCENTIVE AWARD RELATES. (Capital letters indicate new text)

     10. NONTRANSFERABILITY OF INCENTIVE AWARDS. Incentive Awards shall not be transferrable unless so provided in the award agreement or an amendment to the award agreement. Options and Stock Appreciation Rights which are intended to be exempt under Rule 16b-3 (to the extent required by Rule 16b-3 at the time of grant or amendment of the award agreement), by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant or by his guardian or legal representative. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide for transferability of particular Incentive Awards so long as such transferability will not disqualify the exemption under Rule 16b-3 for other Incentive Awards.

     11. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective as of February 15, 1994, and shall be submitted to the shareholders of the Company for approval. No Option or Stock Appreciation Right shall be exercisable and no Company Stock shall be issued under the Plan until (i) the Plan has been approved by the Company's shareholders, (ii) shares issuable under the Plan have been registered with the Securities and Exchange Commission and accepted for listing on the New York Stock Exchange upon notice of issuance, and (iii) the requirements of any applicable state securities laws have been met.

     12. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on February 14, 2004. No Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 13), expands the class of persons eligible to receive Incentive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Awards to meet the requirements of the Code, including Code sections 162(m) and 422, and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.

     13. CHANGE IN CAPITAL STRUCTURE.

     (a) The number of shares reserved for issuance under the Plan, the terms of Incentive Awards, and all computations under the Plan shall be appropriately adjusted by the Committee should the Company effect one or more stock dividends,

                                     III-7
stock splits, subdivisions or consolidations of shares, or other similar changes in capitalization, or if the par value of Company Stock is altered. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

     (b) If the Company is a party to a consolidation or merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

     (c) Any determination made or action taken under this Section 13 by the Committee shall be final and conclusive and may be made or taken without the consent of any Participant.

     14. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee, which shall be appointed by the Board, consisting of not less than three members of the Board. Subject to paragraph (e) below, the Committee shall be the Compensation and Personnel Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award that the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

     (a) The Committee shall have the power and complete discretion to determine
(i) which eligible employees shall receive an Incentive Award and the nature of the Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Stock Appreciation Rights shall be granted in connection with Options, (v) the fair market value of Company Stock, (vi) the time or times when an Incentive Award shall be granted, (vii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (viii) when Options and Stock Appreciation Rights may be exercised, (ix) whether a Disability exists, (x) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xi) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options or Stock Appreciation Rights is permitted, (xii) procedures for the withholding or delivery of Company Stock to satisfy Applicable Withholding Taxes, (xiii) the terms and conditions applicable to Restricted Stock Awards, (xiv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xv) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed, (xvi) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xvii) any additional requirements relating to Incentive Awards that the Committee deems appropriate. IN ADDITION, THE COMMITTEE SHALL HAVE THE POWER AND DISCRETION TO CONVERT OR EXCHANGE INCENTIVE AWARDS THAT WERE GRANTED PRIOR TO THE FIRST ISSUANCE OF CARMAX STOCK TO THE PUBLIC UNDER OTHER INCENTIVE ARRANGEMENTS MAINTAINED BY THE COMPANY OR ITS SUBSIDIARIES INTO OR FOR INCENTIVE AWARDS OF SHARES OF CARMAX STOCK UNDER THIS PLAN. SUCH CONVERSIONS OR EXCHANGES SHALL BE SUBJECT TO THE LIMIT ON THE MAXIMUM NUMBER OF SHARES OF CARMAX STOCK THAT MAY BE ALLOCATED TO INCENTIVE AWARDS DESCRIBED IN SECTION 4(A) OF THE PLAN. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to the Participant, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.
(Capital letters indicate new text)

     (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

     (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

     (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

     (e) All members of the Committee must be "outside directors" as described in Code section 162(m). In addition, no member of the Committee shall be eligible to receive any Incentive Award under the Plan or to participate in any other plan of the Company or any Parent or Subsidiary of the Company that entitles participants to acquire stock, stock options or stock

                                     III-8
appreciation rights or other equity securities of the Company or any Parent or Subsidiary of the Company except for the 1989 Non-Employee Directors Stock Option Plan (the "Directors Plan"), and no person shall become a member of the Committee if, within the preceding one-year period, and, if and to the extent required by Rule 16b-3, within the following one-year period, the person shall have been, or will become, eligible to participate in the Plan or any other such plan of the Company or any Parent or Subsidiary of the Company except for the Directors Plan.

     15. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows:

     (a) if to the Company -- at its principal business address to the attention of the Secretary;

     (b) if to any Participant -- at the last address of the Participant known to the sender at the time the notice or other communication is sent.

     16. INTERPRETATION. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. As to all Incentive Stock Options and all Nonstatutory Stock Options with an exercise price of at least 100% of Fair Market Value of the Company Stock on the Date of Grant, this Plan shall be interpreted for such Options to be excluded from applicable employee remuneration for purposes of Code section 162(m).

                                     III-9

                                                                        ANNEX IV

                           CIRCUIT CITY STORES, INC.
                      ANNUAL PERFORMANCE BASED BONUS PLAN
                          (AS PROPOSED TO BE AMENDED)
        (PROPOSED AMENDMENTS ARE SET FORTH IN BOLD TYPE AND UNDERLINED;
                     PROPOSED DELETIONS ARE MARKED THROUGH)

     1. PURPOSE. The purpose of the Circuit City Stores, Inc. Annual Performance Based Bonus Plan (the "Plan") is to provide an annual performance based incentive for executive officers who are in a position to contribute materially to the success of the Company and its Subsidiaries.

     2. DEFINITIONS. As used in the Plan, the following terms will have the meaning indicated:

     (A) "ARTICLES" MEANS THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED AND RESTATED FROM TIME TO TIME. (Capital letters indicate new text)

     [(a)](B) "Award" means an award made pursuant to the Plan.
(Brackets indicate strikeout, capital letters indicate new text)

     [(b)](C) "Award Agreement" means the agreement entered into between the Company and a Participant, setting forth the terms and conditions applicable to an Award granted to the Participant.
(Brackets indicate strikeout, capital letters indicate new text)

     [(c)](D) "Board" means the Board of Directors of the Company. (Brackets indicate strikeout, capital letters indicate new text)

     (E) "CARMAX GROUP" HAS THE MEANING ASSIGNED TO THAT TERM UNDER SECTION B(7)(A) OF ARTICLE V OF THE COMPANY'S ARTICLES. (Capital letters indicate new text)

     [(d)](F) "Change of Control" means the occurrence of either of the following events: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Act, becomes, or obtains the right to become, the beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors to the Board of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or
(ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board or of the board of directors of any successor to the Company. (Brackets indicate strikeout, capital letters indicate new text)

     (G) "CIRCUIT CITY GROUP" HAS THE MEANING ASSIGNED TO THAT TERM UNDER SECTION B(7)(D) OF ARTICLE V OF THE COMPANY'S ARTICLES. (Capital letters indicate new text)

     (H) "CIRCUIT CITY STOCK" AND "CARMAX STOCK" HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THOSE TERMS UNDER SECTION B(1) OF ARTICLE V OF THE COMPANY'S ARTICLES. (Capital letters indicate new text)

     [(e)](I) "Code" means the Internal Revenue Code of 1986, as amended. (Brackets indicate strikeout, capital letters indicate new text)

     [(f)](J) "Code Section 162(m) Award" means an Award intended to satisfy the requirements of Code Section 162(m) and designated as such in an Award Agreement. (Brackets indicate strikeout, capital letters indicate new text)

     [(g)](K) "Committee" means the committee appointed by the Board as described under Section 5. (Brackets indicate strikeout, capital letters indicate new text)

     [(h)](L) "Company" means Circuit City Stores, Inc., a Virginia corporation. (Brackets indicate strikeout, capital letters indicate new text)

     [(i)](M) (m) "Covered Employee" means a covered employee within the meaning of Code Section 162(m)(3). (Brackets indicate strikeout, capital letters indicate new text)

     [(j)](N) "Executive Employee" means all executive officers (as defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended) of the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired). (Brackets indicate strikeout, capital letters indicate new text)

     [(k)](O) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code Section 424(e). (Brackets indicate strikeout, capital letters indicate new text)

     [(l)](P) "Participant" means an Executive Employee selected from time to time by the Committee to participate in the Plan. (Brackets indicate strikeout, capital letters indicate new text)

     [(m)](Q) "Performance Adjustment" means the percentage(s), as set forth in an award schedule, that will, when multiplied by a Participant's Target Bonus, determine the amount of a Participant's Award. (Brackets indicate strikeout, capital letters indicate new text)

     [(n)](R) "Performance Criteria" means the criteria selected by the Committee to measure performance for a Plan Year from among one or more of the following: (Brackets indicate strikeout, capital letters indicate new text)

          (I) PRE-TAX EARNINGS FOR THE ENTIRE COMPANY, CALCULATED IN ACCORDANCE WITH PROCEDURES ESTABLISHED BY THE COMMITTEE THAT ARE BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED BY THE COMPANY; (Capital letters indicate new text)

          (II) THE COMBINED EARNINGS PER SHARE FOR ALL SERIES OF THE COMPANY'S COMMON STOCK, CALCULATED IN ACCORDANCE WITH OBJECTIVE PROCEDURES ESTABLISHED BY THE COMMITTEE WITH RESPECT TO THE APPLICABLE PLAN YEAR; (Capital letters indicate new text)

          (III) PRE-TAX EARNINGS FOR THE COMPANY'S CIRCUIT CITY GROUP, AS SHOWN ON THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS, CALCULATED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED BY THE COMPANY; (Capital letters indicate new text)

          (IV) EARNINGS PER SHARE FOR THE COMPANY'S CIRCUIT CITY STOCK, AS SHOWN ON THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS, CALCULATED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED BY THE COMPANY; (Capital letters indicate new text)

          (V) PRE-TAX EARNINGS FOR THE COMPANY'S CARMAX GROUP, AS SHOWN ON THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS, CALCULATED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED BY THE COMPANY; AND (Capital letters indicate new text)

          (VI) EARNINGS PER SHARE FOR THE COMPANY'S CARMAX STOCK, AS SHOWN ON THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS, CALCULATED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES CONSISTENTLY APPLIED BY THE COMPANY. (Capital letters indicate new text)

          [(i) Pre-tax earnings as shown in the Company's annual report to shareholders, calculated in accordance with generally accepted accounting principles consistently applied by the Company;] (Brackets indicate strikeout)

        [and] (Brackets indicate strikeout)

          [(ii) Earnings per share, as shown in the Companys annual report to shareholders, calculated in accordance with generally accepted accounting principles consistently applied by the Company.] (Brackets indicate strikeout)

     [(o)](S) "Performance Goal" means one or more levels of performance as to each Performance Criteria, as established by the Committee, that will result in the Performance Adjustment that is established by the Committee for each such level of performance. (Brackets indicate strikeout, capital letters indicate new text)

     [(p)](T) "Plan Year" means the fiscal year of the Company from March 1 to the last day of February of each year. (Brackets indicate strikeout, capital letters indicate new text)

     [(q)](U) "Retirement" means, with respect to a Participant, the earliest date on which the Participant is eligible to retire under any qualified Code
Section 401(a) plan of the Company, or, if there is no such plan, age 65. (Brackets indicate strikeout, capital letters indicate new text)

     [(r)](V) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code Section 424(f).

     [(s)](W) "Target Bonus" means the bonus payable to a Participant if there is a 100-percent Performance Adjustment for each Performance Criteria. (Brackets indicate strikeout, capital letters indicate new text)

     3. ELIGIBILITY. All present and future Executive Employees shall be eligible to receive Awards under the Plan. The Committee shall have the power and complete discretion to select eligible Executive Employees to receive Awards and to determine for each Participant the terms and conditions and the amount of each Award.

     4. AWARDS.

     (a) Each Award shall be evidenced by an Award Agreement setting forth the Performance Goals for each Performance Criteria, the Target Bonus, the maximum bonus payable and such other terms and conditions applicable to the Award, as determined by the Committee, not inconsistent with the terms of the Plan. Anything else in this Plan to the contrary notwithstanding, the aggregate maximum amount payable under the Plan to any Participant in any Plan Year shall be the lesser of 200 percent of the Participant's base salary or $2,000,000. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

     (b) The Committee shall establish the Performance Goals for the Company and/or its Subsidiaries each Plan Year. The Committee shall also determine the extent to which each Performance Criteria shall be weighted in determining Awards. The

Committee may vary the Performance Criteria, Performance Goals and weightings from Participant to Participant, Award to Award and Plan Year to Plan Year. The Committee may increase, but not decrease, any Performance Goal during a Plan Year.

     (c) The Committee shall establish for each Award the percentage of the Target Bonus for such Participant payable at specified levels of performance, based on the Performance Goal for each Performance Criteria and the weighting established for such criteria. The Award payable to any Participant may range from zero (0) to two hundred percent of the Participant's Target Bonus, depending upon whether, or the extent to which, the Performance Goals have been achieved. All such determinations regarding the achievement of any Performance Goals will be made by the Committee; provided, however, that the Committee may not increase during a Plan Year the amount of the Award that would otherwise be payable upon achievement of the Performance Goal or Goals.

     (d) The actual Award for a Participant will be calculated by multiplying the Participant's Target Bonus by the Performance Adjustments in accordance with the Award. All calculations of actual Awards shall be made by the Committee.

     (e) Awards will be paid, in a lump sum cash payment, as soon as practicable after the close of the Plan Year for which they are earned; provided, however, that no Awards shall be paid except to the extent that the Committee has certified in writing that the Performance Goals have been met. Notwithstanding the foregoing provisions of this Section 4(e), the Committee shall have the right to allow Participants to elect to defer the payment of Awards subject to such terms and conditions as the Committee may determine.

     (f) Whenever payments under the Plan are to be made, the Company and/or the Subsidiary will withhold therefrom an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

     (g) Nothing contained in the Plan will be deemed in any way to limit or restrict the Company, its Subsidiaries, or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     5. ADMINISTRATION. The Plan shall be administered by a Committee, which shall be appointed by the Board, consisting of not less than three members of the Board. Subject to paragraph (d) below, the Committee shall be the Compensation and Personnel Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Award the Committee deems appropriate to achieve the objectives of the Award and the Plan and, in addition, and without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

     (a) The Committee shall have the power and complete discretion to determine
(i) which Executive Employees shall receive an Award and the nature of the Award, (ii) the amount of each Award, (iii) the time or times when an Award shall be granted, (iv) whether a disability exists, (v) the terms and conditions applicable to Awards, and (vi) any additional requirements relating to Awards that the Committee deems appropriate.

     (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

     (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

     (d) All members of the Committee must be "outside directors" as described in Code Section 162(m).

     (e) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

     (f) As to any Code Section 162(m) Awards, it is the intent of the Company that this Plan and any Code Section 162(m) Awards hereunder satisfy, and be interpreted in a manner that satisfy, the applicable requirements of Code
Section 162(m). If any provision of this Plan or if any Code Section 162(m) Award would otherwise conflict with the intent expressed in this Section 4(f), that provision to the extent possible shall be interpreted so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to Covered Employees. Nothing herein shall be interpreted to preclude a Participant who is or may be a Covered Employee from receiving an Award that is not a Code Section 162(m) Award.

     (g) The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations and to establish non-uniform and selective Performance Criteria, Performance Goals, the weightings thereof, and Target Bonuses.

     6. CHANGE OF CONTROL. In the event of a Change of Control of the Company, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its sole discretion, take any of the following actions as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

     (a) accelerate time periods for purposes of vesting in, or receiving any payment with regard to, any outstanding Award, or

     (b) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants following such Change of Control. Any such action approved by the Committee shall be conclusive and binding on the Company and all Participants.

     7. NONTRANSFERABILITY OF AWARDS. An Award shall not be assignable or transferable by the Participant except by will or by the laws of descent and distribution.

     8. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on February 29, 2004. No Awards shall be granted under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code, no change shall be made that changes the Performance Criteria, or materially increases the maximum potential benefits for Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to cause Awards to meet the requirements of Code Section 162(m), and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Award previously granted to him.

     9. UNFUNDED PLAN. The Plan shall be unfunded. No provision of the Plan or any Award Agreement will require the Company or its Subsidiaries, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor will the Company or its Subsidiaries maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants will have no rights under the Plan other than as unsecured general creditors of the Company and its Subsidiaries, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they will have the same rights as other employees under generally applicable law.

     10. LIABILITY OF COMPANY. Any liability of the Company or a Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement. Neither the Company nor a Subsidiary, nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in good faith under the Plan. Status as an eligible Executive Employee shall not be construed as a commitment that any Award will be made under this Plan to such eligible Executive Employee or to eligible Executive Employees generally. Nothing contained in this Plan or in any Award Agreement (or in any other documents related to this Plan or to any Award or Award Agreement) shall confer upon any Executive Employee or Participant any right to continue in the employ or other service of the Company or a Subsidiary or constitute any contract or limit in any way the right of the Company or a Subsidiary to change such person's compensation or other benefits.

     11. INTERPRETATION. If any term or provision contained herein will to any extent be invalid or unenforceable, such term or provision will be reformed so that it is valid, and such invalidity or unenforceability will not affect any other provision or part hereof. The Plan, the Award Agreements and all actions taken hereunder or thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without regard to the conflict of law principles thereof.

     12. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of March 1, 1994 and shall be submitted to the shareholders of the Company for approval. No Award shall be payable to a Covered Employee until the Plan has been approved by the Company's shareholders.

                                                                         ANNEX V

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                         INDEX TO FINANCIAL INFORMATION

                                                                                                                         PAGE
                                                                                                                         ----
MANAGEMENT'S DISCUSSION AND ANALYSIS..................................................................................   V-2
FINANCIAL STATEMENTS
  Consolidated Statements of Earnings -- Years Ended February 29 or 28, 1996, 1995 and 1994...........................   V-10
  Consolidated Balance Sheets -- February 29 or 28, 1996 and 1995.....................................................   V-11
  Consolidated Statements of Cash Flows -- Years Ended February 29 or 28, 1996, 1995 and 1994.........................   V-12
  Consolidated Statements of Stockholders' Equity -- Years Ended February 29 or 28, 1996, 1995 and 1994...............   V-13
  Notes to Consolidated Financial Statements..........................................................................   V-14
  Report of KPMG Peat Marwick LLP, Independent Auditors...............................................................   V-24
INTERIM FINANCIAL STATEMENTS
  Consolidated Statements of Earnings -- Three and Six Months Ended August 31, 1996 and 1995 (unaudited)..............   V-25
  Consolidated Balance Sheets -- August 31, 1996 (unaudited) and February 29, 1996....................................   V-26
  Consolidated Statements of Cash Flows -- Six Months Ended August 31, 1996 and 1995 (unaudited)......................   V-27
  Notes to Consolidated Financial Statements (unaudited)..............................................................   V-28

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                        FISCAL YEARS 1996, 1995 AND 1994

     Our objective is to manage Circuit City's resources to create maximum long-term value for the Company's shareholders. We achieve this objective by adhering to the following policies:

     1) We manage our existing business, primarily the current Superstore markets, to produce the highest possible long-term returns.

     2) We make new investments that we believe will increase our earnings and produce returns above our cost of capital.

     The results generated by current operations and by the Company's fiscal 1996 investments are reviewed below.

RESULTS OF OPERATIONS

  SALES GROWTH

     Total sales increased 26 percent in fiscal 1996, to $7.03 billion. In fiscal 1995, total sales were $5.58 billion, a 35 percent increase from $4.13 billion in fiscal 1994.

     PERCENTAGE SALES CHANGE FROM PRIOR YEAR

                                                                                                  CIRCUIT CITY
                                                                                              ---------------------
                                                                                               ALL       COMPARABLE     INDUSTRY
                                          FISCAL                                              STORES       STORES        SALES*
------------------------------------------------------------------------------------------    ------     ----------     --------
1996......................................................................................      26%           5%            6%
1995......................................................................................      35%          15%           11%
1994......................................................................................      26%           8%            7%
1993......................................................................................      17%           7%            7%
1992......................................................................................      18%           1%            0%

---------------

* THE INDUSTRY SALES RATES ARE DERIVED FROM ELECTRONIC INDUSTRIES ASSOCIATION, ASSOCIATION OF HOME APPLIANCE MANUFACTURERS, RECORDING INDUSTRY ASSOCIATION OF AMERICA AND COMPANY ESTIMATES OF AUDIO, VIDEO, HOME OFFICE, TELECOMMUNICATIONS, APPLIANCE AND MUSIC SOFTWARE SALES. MUSIC SOFTWARE IS NOT INCLUDED IN INDUSTRY SALES PRIOR TO FISCAL 1995. IN THOSE YEARS, CIRCUIT CITY WAS NOT A SIGNIFICANT PARTICIPANT IN THIS CATEGORY.

     CIRCUIT CITY OPERATIONS. Circuit City's total sales growth primarily reflects continued expansion of the Superstore base and strong comparable store sales growth from Circuit City operations during most of the last three years. In fiscal 1996, the Company opened a net of 66 Superstores compared with 59 Superstores in the previous fiscal year. Twelve of the fiscal 1996 stores opened in the last month of the year. The Company entered the following major metropolitan markets: Buffalo, N.Y.; Denver, Colo.; Hartford, Conn.; Milwaukee, Wisc.; Rochester, N.Y.; Salt Lake City, Utah; and Springfield, Mass. The Company also opened stores in smaller markets, added stores to existing markets and replaced or expanded 15 stores.

     The Company operates four Circuit City Superstore formats with square footage and merchandise assortments tailored to population and volume expectations for specific trade areas. With these formats, the Company can penetrate virtually every market in the U.S. The "D" format was developed in fiscal 1995 to serve the most populous trade areas. Selling space in the "D" format averages about 23,000 square feet with total square footage averaging 42,242. The "D" stores offer the largest merchandise assortment of all the formats. The "C" format constitutes the largest percent of the store base. Selling square footage in this format has been increased during the last several years, and new "C" stores typically have about 17,000 square feet of selling space. Total square footage for all "C" stores averages 33,828. The "B" format often is located in smaller markets or in trade areas that are on the fringes of larger metropolitan markets. Selling space in these stores averages approximately 11,000 square feet with an average total square footage of 24,685. The "B" stores offer a broad merchandise assortment that maximizes return on investment in these lower volume areas. The "A" format serves the least populated trade areas. Selling space averages approximately 9,000 square feet, and total square footage averages 18,026. The "A" stores feature a layout, staffing levels and merchandise assortment that creates high productivity in the smallest markets.

     The Company also operates 36 mall-based Circuit City Express stores. These stores are located in regional malls, are approximately 2,000 to 3,000 square feet in size and sell small, gift-oriented items. During fiscal 1996, the Company opened five Circuit City Express stores and closed four stores located in underperforming malls.

     STORE MIX

                                                                              RETAIL UNITS AT YEAR END
                                                                      ----------------------------------------
                              FISCAL                                  1996     1995     1994     1993     1992
------------------------------------------------------------------    ----     ----     ----     ----     ----
SUPERSTORE
  "D" Superstore..................................................     61       12       --       --       --
  "C" Superstore..................................................    259      257      219      188      170
  "B" Superstore..................................................     46       37       30       24       11
  "A" Superstore..................................................     12        6        4        2        2
Electronics-Only..................................................      5        5        7        7       11
Circuit City Express..............................................     36       35       34       39       34
                                                                      ----     ----     ----     ----     ----
     Total........................................................    419      352      294      260      228
                                                                      ----     ----     ----     ----     ----
                                                                      ----     ----     ----     ----     ----

     Over the past three years, industry growth in personal computers has driven strong comparable store sales increases for the Company. During the first half of fiscal 1996, rapid PC sales growth and relatively strong demand for consumer electronics and major appliances contributed to a 10 percent comparable store sales increase. Challenging prior year sales comparisons and softer industry sales in all categories led to a more modest increase of 1 percent for the second half and 5 percent for the full year. Based on market research and sales performance, the Company believes that it continues to maintain substantial shares in existing markets and to build significant shares in new markets.

     For the Company's core retail business, gross dollar sales from all extended warranty programs were 5.9 percent of sales in fiscal year 1996, compared with 5.8 percent in both fiscal 1995 and 1994. Total extended warranty revenue, which is reported in total sales, was 5.1 percent of sales in fiscal year 1996, 5.4 percent in fiscal year 1995 and 4.8 percent in fiscal year 1994. The gross profit margins on products sold with extended warranties are higher than the gross profit margins on products sold without extended warranties. Late in fiscal 1994, the Company began selling two new extended warranty programs on behalf of unrelated third parties that issue these plans for merchandise sold by the Company and other retailers. One of these programs is sold in most major markets and features in-home service for personal computer products. The second program covers electronics and major appliances and at year-end was offered by approximately two-thirds of the Superstores. The remaining stores sell a Circuit City extended warranty. Under the third-party programs, Circuit City acts as seller for the unrelated third parties and has no contractual liability to the customer under the extended warranty plans. Commission revenue from the third-party extended warranty plans is recognized immediately while revenue from Circuit City extended warranties is deferred and amortized on a straight-line basis over the life of the contracts. In fiscal 1996, the increase in third-party revenue was more than offset by a decrease in revenue recognized from Circuit City contracts sold in prior periods. The increase in third-party warranty sales contributed to the growth in total extended warranty revenue from fiscal 1994 to fiscal 1995. Third-party extended warranty revenue was 3.0 percent of total sales in fiscal 1996, 2.3 percent in fiscal 1995 and 0.7 percent in fiscal 1994. The Company expects third-party extended warranty revenue to continue increasing in fiscal 1997.

     SUPERSTORE SALES PER TOTAL SQUARE FOOT

                                              FISCAL
---------------------------------------------------------------------------------------------------
1996...............................................................................................    $ 577
1995...............................................................................................    $ 584
1994...............................................................................................    $ 523
1993...............................................................................................    $ 487
1992...............................................................................................    $ 460

     SUPERSTORE SALES PER TOTAL SQUARE FOOT. Over the last five years, the Company has significantly increased the percentage of store square footage devoted to selling space. Expanded merchandise assortments and additional product categories such as personal computers and music software contribute to higher sales per total square foot in some stores. In fiscal 1995, the total square footage of new stores began to increase. The larger stores generate high sales volumes in specific trade areas but have lower sales per total square foot than smaller Superstores. As a result, the Company's Superstore sales per total square foot declined in fiscal 1996.

     SALES BY MERCHANDISE CATEGORIES*

                         FISCAL                              1996     1995     1994     1993     1992
---------------------------------------------------------    ----     ----     ----     ----     ----
TV.......................................................    17  %    19  %    20  %    23  %    23  %
VCR/Camcorders...........................................    13  %    14  %    17  %    19  %    20  %
Audio....................................................    19  %    22  %    23  %    23  %    26  %
Home Office..............................................    26  %    20  %    12  %     7  %     5  %
Appliances...............................................    14  %    15  %    18  %    19  %    19  %
Other....................................................    11  %    10  %    10  %     9  %     7  %
                                                             ----     ----     ----     ----     ----
     Total...............................................    100 %    100 %    100 %    100 %    100 %
                                                             ----     ----     ----     ----     ----
                                                             ----     ----     ----     ----     ----

---------------

* IN FISCAL 1996, THE COMPANY MOVED CELLULAR PHONES FROM THE "AUDIO" CATEGORY TO THE "OTHER" CATEGORY AND MOVED CERTAIN AUDIO PRODUCTS FROM THE "OTHER" CATEGORY TO THE "AUDIO" CATEGORY. SALES OF THESE PRODUCTS HAVE BEEN RECLASSIFIED FOR PRIOR YEARS.

     SALES BY MERCHANDISE CATEGORIES. Home office products, primarily personal computers, have increased dramatically as a percentage of the Company's sales during the past five years. This growth reflects a rapid increase in household penetration of this product and the strength of Circuit City's consumer offer in the category. Within the consumer electronics categories, the greatest sales growth has occurred among the fully featured products such as large-screen televisions and SurroundSound audio systems. A lack of new product features and declining retail prices for small-screen televisions and video cassette recorders have limited sales growth in the video categories. A proliferation of retail outlets and increased household penetration have reduced cellular phone sales, which are included in "Other."

     IMPACT OF INFLATION. Inflation has not been a significant contributor to industry growth or to Circuit City's sales growth during the last five years. The Company expects no significant change in this trend. Because the Company purchases substantially all products, including consumer electronics, in U.S. dollars, prices are not directly impacted by the value of the dollar in relation to other foreign currencies, including the Japanese yen.

     CARMAX. During the second half of fiscal 1994, the Company began testing
CarMax: The Auto Superstore, a retail concept that sells used automobiles. The Company expanded the test to a second location in fiscal 1995 and added two more locations in fiscal 1996. In January 1996, the Company announced plans to begin a national rollout of CarMax. CarMax sales totaled $304.5 million in fiscal 1996. CarMax is not included in the reported comparable store sales growth.

  COST OF SALES, BUYING AND WAREHOUSING

     The gross profit margin declined to 23.3 percent of sales in fiscal 1996 compared with 24.8 percent in fiscal 1995 and 26.8 percent in fiscal 1994. The gross profit margin trend reflects growth in personal computer sales, which produce gross profit margins lower than the Company's average; increased competition; and a highly promotional climate. The trend also reflects the addition of CarMax, which generates lower gross margins than the Circuit City operations, to the sales mix.

  SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     The Company's lower gross profit margin has been partly offset by improvements in selling, general and administrative expenses as a percent of sales. The expense ratio was 18.8 percent of sales in fiscal 1996, 19.8 percent in fiscal 1995 and 21.6 percent in fiscal 1994. The improvement in the expense ratio primarily reflects total and comparable store sales growth achieved throughout the three-year period, an ongoing focus on maximizing store productivity and productivity of corporate overhead expenditures, a net contribution from the credit card bank subsidiary and a lower expense structure for CarMax.

     Operating profits generated by the Company's credit card bank subsidiary are recorded as a reduction to SG&A expenses. Throughout the three-year period, the subsidiary has benefited from a generally low interest rate environment, which lowers the bank's cost of funds.

  INTEREST EXPENSE

     Interest expense increased to 0.4 percent of sales in fiscal 1996, from 0.2 percent in fiscal 1995 and 0.1 percent in fiscal 1994. The increase reflects higher interest rates, the net addition of $369 million of long-term debt since fiscal 1994 and higher short-term borrowings resulting from the Company's growth.

  INCOME TAXES

     The Company's effective income tax rate was 37.5 percent in both fiscal 1996 and fiscal 1995 and 36.7 percent in fiscal 1994. An increase in the federal statutory income tax rate in fiscal 1994 required a revaluation of the Company's deferred tax asset. That revaluation had a favorable impact on the fiscal 1994 provision for income taxes and resulted in the lower effective tax rate for that fiscal year. The higher federal statutory income tax rate increased the Company's effective tax rate for the latter half of fiscal 1994 and throughout fiscal years 1995 and 1996.

  NET EARNINGS

     Net earnings rose 7 percent to $179.4 million in fiscal 1996. In fiscal 1995, net earnings were $167.9 million, a 27 percent increase from $132.4 million in fiscal 1994. Net earnings per share rose 6 percent in fiscal 1996, to $1.82, and 26 percent in fiscal 1995, to $1.72 from $1.36 in fiscal 1994. The Company's investment in the CarMax concept reduced fiscal 1996 net earnings per share by 7 cents.

  RETURN ON SALES

     Return on sales was 2.6 percent in fiscal 1996 compared with 3.0 percent in fiscal 1995 and 3.2 percent in fiscal 1994.

  OPERATIONS OUTLOOK

     Looking forward, management believes that continued investment in Superstore expansion will maximize long-term shareholder value. Management estimates that in fiscal 1997 the remaining markets suitable for Superstore expansion will represent $37 billion of the consumer electronics, home office, major appliance and music software industry's total retail sales potential of $95 billion. By the year 2000, Circuit City expects to expand the Superstore base into most of these markets. In fiscal 1997, the Company expects to open an estimated 60 to 65 Superstores, including approximately 20 "D" stores, 32 "C" stores, 10 "B" stores and three "A" stores. Approximately 35 of the new Superstores will open in new markets. The Company also plans to replace approximately 15 to 20 "B" and "C" stores with larger format stores, to open additional Circuit City Express stores and to open at least three more CarMax locations.

     Given the slower sales trends during the second half of fiscal 1996, management expects that comparable store sales growth in the first half of fiscal 1997 will be lower than the fiscal 1996 results. The Company expects an improving rate of growth in the second half. A continuation of the industry's promotional intensity, a higher percentage of personal computers in the sales mix and additional sales from CarMax are expected to reduce the gross profit margin. Management anticipates that comparable store sales growth, improvements in store operating efficiency, increased leverage of overhead expenses, a growing contribution from the credit card bank subsidiary and the lower CarMax expense structure will reduce the expense ratio and partially offset the lower gross profit margin. Although the Company expects lower pre-tax and net profit margins in fiscal 1997, management believes that the Company's financial performance and market research indicate that the Company is well-positioned competitively and financially to produce strong long-term returns and that its expansion plans will further increase long-term earnings potential. The Company anticipates that investment in the CarMax concept will have a negative impact on net earnings and net earnings per share at least through fiscal 1997 and fiscal 1998.

  IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

     In March 1995, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The standard is effective for fiscal years beginning after December 15, 1995. The Company does not expect the standard to have a material impact on the Company's financial position or results of operations. This SFAS will be implemented for the fiscal year ending February 28, 1997.

     In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation." The Company does not intend to adopt the optional new accounting method of the standard; however, the additional disclosures required by this SFAS will be made for the fiscal year ending February 28, 1997. The disclosure requirements of the standard are effective for fiscal years beginning after December 15, 1995.

FINANCIAL CONDITION

  LIQUIDITY AND CAPITAL RESOURCES

     CASH FLOW. In fiscal 1996, net cash used in operating activities was $55.3 million compared with $47.0 million provided by operating activities in fiscal 1995 and $108.3 million provided by operating activities in fiscal 1994. The fiscal 1996 decrease principally reflects the limited earnings growth and lower increases in the provision for deferred income taxes and in accounts payable. These changes were partly offset by less rapid growth in merchandise inventory, reflecting lower sales growth expectations at the end of the fiscal year, and in accounts receivable, which reflects securitization transactions during the year.

     The Company funded capital expenditures of $518.2 million in fiscal 1996 primarily with $251.5 million in proceeds from sales of property and equipment and proceeds from a five-year, $175 million unsecured bank term loan. The proceeds from sales of property and equipment include $183.9 million from sale-leaseback transactions, $49.0 million related to landlord reimbursements for improvements on leased land and $18.6 million from other sources. Capital expenditures in fiscal 1996 principally reflect Superstores opened during the year and a portion of the Superstores opening in fiscal 1997. The sale-leaseback transactions completed in fiscal 1996 are largely related to real estate purchased in fiscal years 1996 and 1995. The Company expects to complete additional sale-leaseback transactions in fiscal 1997. Capital expenditures of $375.4 million in fiscal 1995 and $252.3 million in fiscal 1994 largely were incurred in connection with the Superstore expansion program. The expenditures were funded primarily with net cash provided by operating activities, sale-leaseback arrangements, and landlord reimbursements. In fiscal 1995, the Company also utilized proceeds from a seven-year, $100 million unsecured bank term loan.

     The Company's credit card bank subsidiary primarily funds its credit card programs through securitization transactions, which allow the subsidiary to sell the receivables while retaining a small interest in the receivables. The Company's credit card bank subsidiary has a master trust securitization facility for its private-label credit card that allows the transfer of up to $1.06 billion in receivables through both private placement and the public market. A second securitization program allowed, at February 29, 1996, for the transfer of up to $850 million in receivables related to the subsidiary's bankcard programs. In fiscal 1996, automobile receivables generated by the Company's installment lending division were financed with proceeds of $87 million from a securitization transaction. The Company expects that all securitization programs can be expanded to accommodate future receivables growth.

     As explained in Note 10 to the Consolidated Financial Statements, the Company has entered into interest rate swap agreements related to the public issuance of securities by the master trust and the securitization of auto loan receivables. The interest rate swaps enable the Company to better match funding costs to the underlying finance charges of the receivables.

     CAPITAL STRUCTURE. Total assets at February 29, 1996, were $2.53 billion, up $522.0 million, or 26 percent since February 28, 1995. The rise in assets includes increases of $287.4 million in inventory, $181.3 million in net property and equipment and $59.8 million in net receivables.

     The Company has funded expansion with internally generated funds, sale-leaseback transactions, operating leases and long-term debt. The Company has funded consumer receivables through securitization transactions. In fiscal 1996, the Company entered into a five-year, $175 million unsecured bank term loan agreement. As explained in Note 10 to the Consolidated Financial Statements, the Company has entered into interest rate swap agreements that effectively convert the loan facility's variable-rate obligation to a fixed-rate obligation. At February 28, 1995, the Company classified $53 million of short-term debt as long-term in anticipation of the $175 million loan agreement. Average short-term debt rose in fiscal 1996 as the Company utilized seasonal borrowing lines primarily to finance higher inventory needs resulting from more rapid Superstore expansion and the growth of the CarMax concept. At February 29, 1996, the Company classified $100 million of short-term debt as long-term. The Company expects to refinance this debt in fiscal 1997 by entering into a multi-year term loan agreement with a group of banks.

     During the period from fiscal 1992 to 1996, stockholders' equity grew substantially. From fiscal 1995 to 1996, stockholders' equity increased 21 percent to $1.06 billion. Capitalization for the past five years is illustrated in the "Capitalization" table. Slower earnings growth produced a return on equity of 18.5 percent in fiscal 1996 compared with 21.1 percent in fiscal 1995. The fiscal 1996 return was below the Company's long-term objective of 20 percent.

     The Company expects to maintain its existing long-term capitalization strategy in fiscal 1997. Management anticipates that capital expenditures of approximately $575 million will be funded through a combination of internally generated funds, sale-leaseback transactions and operating leases and that securitization transactions will finance the increase in credit card and CarMax receivables. At the end of fiscal 1996, the Company maintained a multi-year, $100 million unsecured revolving credit agreement and $255 million in seasonal lines that are renewed annually with various banks.

     CAPITALIZATION

                                                1996              1995              1994              1993              1992
                                           --------------    --------------    --------------    --------------    --------------
FISCAL                                        $        %        $        %        $        %        $        %        $        %
----------------------------------------   -------    ---    -------    ---    -------    ---    -------    ---    -------    ---
(DOLLAR AMOUNTS IN MILLIONS)
Long-term debt, excluding current
  installments..........................     399.2     23      178.6     14       29.6      3       82.4      9       85.4     12
Other long-term liabilities.............     231.8     14      241.9     19      268.4     27      232.1     26      187.1     26
Total stockholders' equity..............   1,063.9     63      877.4     67      710.4     70      575.5     65      448.0     62
                                           -------    ---    -------    ---    -------    ---    -------    ---    -------    ---
Total Capitalization....................   1,694.9    100    1,297.9    100    1,008.4    100      890.0    100      720.5    100
                                           -------    ---    -------    ---    -------    ---    -------    ---    -------    ---
                                           -------    ---    -------    ---    -------    ---    -------    ---    -------    ---

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS
     FIRST SIX MONTHS OF FISCAL 1997 VERSUS FIRST SIX MONTHS OF FISCAL 1996

NET SALES AND OPERATING REVENUES AND GENERAL COMMENTS

     Sales for the second quarter of fiscal 1997 were $1.77 billion, an increase of 10 percent from $1.60 billion in the same period last year. Sales for the first half of fiscal 1997 were $3.38 billion, an increase of 13 percent from sales of $2.99 billion in the same period last year. The total sales increase reflects the continued growth of the Company's Circuit City and CarMax concepts, partly offset by a Circuit City comparable store sales decrease.

     Circuit City comparable store sales increases (decreases) for the second quarter and first six months of fiscal years 1997 and 1996 were as follows:

          FY'97                 2ND QUARTER          SIX MONTHS
--------------------------    ----------------    ----------------
 JUN       JUL       AUG      FY'97     FY'96     FY'97     FY'96
------    ------    ------    ------    ------    ------    ------
 (3%)     (11%)      (6%)      (7%)      10%       (6%)      10%

     The second quarter comparable store sales results were below management's expectations and reflected the slowing in industry sales that began in last year's second half, the resulting intensity in the competitive climate and strong prior year comparisons. Management expects that lower prior year comparable store sales results will produce improved sales comparisons during the second half of fiscal 1997, but slow industry sales and competitive pricing are likely to constrain growth for all retailers in the segment.

     During the quarter, the Company opened seven new Circuit City Superstores and replaced three stores with larger locations. The Company opened stores in Denver and Colorado Springs, Colo.; Atlanta, Ga.; Los Angeles, Calif.; Salt Lake City, Utah; Seattle, Wash.; and Greenville, N.C. By the end of the first half, the Company had opened 15 Superstores and replaced or expanded eight. By fiscal year-end, the Company plans to have opened 65 Superstores and replaced 15 to 20 existing stores.

     The table below details Circuit City retail units:

                                                                              STORES OPEN AT
                                                                              END OF QUARTER
                                                                      ------------------------------      ESTIMATE
                                                                      AUG. 31, 1996    AUG. 31, 1995    FEB. 28, 1997
                                                                      -------------    -------------    -------------
SUPERSTORE
  "D" Superstore...................................................         76               29               93
  "C" Superstore...................................................        258              260              279
  "B" Superstore...................................................         47               39               54
  "A" Superstore...................................................         12                7               17
Electronics-Only...................................................          5                5                5
Circuit City Express...............................................         41               32               47
                                                                           ---              ---              ---
  Total............................................................        439              372              495
                                                                           ---              ---              ---
                                                                           ---              ---              ---


                                                                     FEB. 29, 1996
                                                                     -------------
SUPERSTORE
  "D" Superstore...................................................        61
  "C" Superstore...................................................       259
  "B" Superstore...................................................        46
  "A" Superstore...................................................        12
Electronics-Only...................................................         5
Circuit City Express...............................................        36
                                                                          ---
  Total............................................................       419
                                                                          ---
                                                                          ---

     In mid-June, the Company announced a five-year expansion plan for CarMax, the Company's automotive retail concept. The Company currently operates five CarMax stores. By calendar year 2001, the Company expects to be operating 80 to 90 CarMax stores. In the current fiscal year, the Company expects to enter the Orlando and Tampa, Fla., markets. In fiscal 1998, the Company plans to open another eight to 10 CarMax locations and, thereafter, to accelerate the opening program by adding 15 to 20 stores per year.

     For the Company's Circuit City business, gross dollar sales from all extended warranty programs rose to 6.2 percent of sales in the second quarter of fiscal year 1997 from 6.0 percent in the same period last year. Third-party warranty revenue rose to 3.7 percent of sales in this year's second quarter from
3.0 percent in the same period last year. The total extended warranty revenue that is reported in total sales was 5.5 percent of sales in this year's second quarter versus 5.4 percent in the second quarter of last year.

     Total sales by merchandise categories are listed below:

                                                                                      2ND QUARTER            SIX MONTHS
                                                                               --------------------------    -----------
                                                                               FISCAL 1997    FISCAL 1996    FISCAL 1997
                                                                               -----------    -----------    -----------
TV..........................................................................         17%            16%            17%
VCR/Camcorders..............................................................         14             13             14
Audio*......................................................................         17             19             18
Home Office.................................................................         23             24             23
Appliances..................................................................         19             18             18
Other*......................................................................         10             10             10
                                                                                    ---            ---            ---
  Total.....................................................................        100%           100%           100%
                                                                                    ---            ---            ---
                                                                                    ---            ---            ---


                                                                              FISCAL 1996
                                                                              -----------
TV..........................................................................        16%
VCR/Camcorders..............................................................        14
Audio*......................................................................        19
Home Office.................................................................        24
Appliances..................................................................        17
Other*......................................................................        10
                                                                                   ---
  Total.....................................................................       100%
                                                                                   ---
                                                                                   ---

---------------

* IN THE FOURTH QUARTER OF FISCAL 1996, THE COMPANY MOVED CELLULAR PHONES FROM THE "AUDIO" CATEGORY TO THE "OTHER" CATEGORY AND MOVED CERTAIN AUDIO PRODUCTS FROM THE "OTHER" CATEGORY TO THE "AUDIO" CATEGORY. SALES OF THESE PRODUCTS HAVE BEEN RECLASSIFIED FOR THE PRIOR YEAR QUARTERS.

     The Company's operations, in common with other retailers in general, are subject to seasonal influences. Historically, the Company has realized more of its net sales and net earnings in the final fiscal quarter, which includes the Christmas season, than in any other fiscal quarter. The net earnings of any interim quarter are seasonally disproportionate to net sales since administrative and certain operating expenses remain relatively constant during the year. Therefore, interim results should not be relied upon as necessarily indicative of results for the entire fiscal year.

COST OF SALES, BUYING AND WAREHOUSING

     The gross profit margin decreased to 22.4 percent of sales in the second quarter of fiscal 1997 from 23.0 percent in the same period last year. The gross margins for the six months ended August 31, 1996 and 1995, were also 22.4 percent and 23.0 percent, respectively.

     Partly in reaction to weak industry sales, the promotional climate has remained intense. The lower margin reflects this promotional intensity and increased CarMax sales. Management expects that these factors will continue to lower margins on a year-over-year basis.

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     The Company's selling, general and administrative expense ratio increased from 18.6 percent of sales in the second quarter of last year to 19.3 percent for the same period this year. For the six-month period ended August 31, 1996, the expense ratio was 19.8 percent versus 19.2 percent in the same period last year.

     The increase primarily reflects the impact of lower comparable store sales, partly offset by the increased contribution from the credit card bank subsidiary and the lower cost structure for CarMax.

INCOME TAXES

     The effective income tax rate was 38.0 percent in the second quarter and first six months of fiscal 1997 versus 37.5 percent in the same periods last year. Management expects the effective rate to remain at 38.0 percent for the remainder of fiscal 1997.

NET EARNINGS

     Net earnings for the quarter ended August 31, 1996, decreased 23 percent to $31.6 million from $41.2 million in the same period last year. Net earnings per share declined 24 percent to 32 cents from 42 cents.

     Net earnings for the six months ended August 31, 1996, were $48.4 million, a decrease of 27 percent from $65.9 million in the same period last year. Net earnings per share decreased 27 percent to 49 cents from 67 cents.

     Because first half earnings were below expectations and the fourth fiscal quarter is the largest contributor to the year's results, management is cautious in its current outlook for the second half. However, management does anticipate that earnings for the full fiscal year will be below initial expectations.

IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The standard is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and shall be applied prospectively. The Company does not expect the standards to have a material impact on financial positon or results of operations.

LIQUIDITY AND CAPITAL RESOURCES

     Total assets at August 31, 1996, were $2,730.7 million, up $204.7 million or 8 percent since February 29, 1996. The largest contributor to the asset increase was a $97.4 million increase in net accounts and notes receivable, primarily due to an increase in credit card accounts generated by the Company's credit card bank subsidiary. Inventory increased by $65.5 million to support new store openings. Property and equipment has increased $54.4 million, largely because of planned and completed store openings.

     Accounts payable has increased $110.5 million and short-term debt has increased $83.4 million since the end of fiscal 1996 to support new store expansion and the purchase of inventory.

     On June 14, 1996, the Company completed a five-year $130 million senior unsecured term loan agreement with a group of banks. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.35 percent. The proceeds will be used for general corporate purposes.

     The Company's credit card bank subsidiary has a master trust securitization facility for its private-label credit card that allows the transfer of up to $1.06 billion in receivables through private placement and the public market. The master trust vehicle permits further expansion of the securitization program to meet future needs. In addition, the Company's credit card bank subsidiary has an asset securitization program that allows the transfer of up to $1.20 billion in receivables related to its other bank card programs. The Company also has an asset securitization program that allows the transfer of up to $150 million in auto loan receivables. The Company anticipates that it will be able to expand its securitization programs to meet future needs.

     The Company expects to continue its existing long-term capitalization strategy during fiscal 1997. Management anticipates that capital expenditures will be funded through a combination of internally generated funds, sale-leaseback transactions, operating leases and proceeds of the recent long-term debt agreement and that securitization transactions will be used to finance the growth in credit card and auto loan receivables. In addition, management is considering other capitalization alternatives related to CarMax expansion. On August 31, 1996, the Company entered into a multi-year, $150 million unsecured revolving credit agreement with a group of banks, replacing a similar $100 million facility, and held $410 million in seasonal lines that are renewed annually with various banks.

FORWARD-LOOKING STATEMENTS

     This report contains forward-looking statements, which are subject to risks and uncertainties, including, but not limited to, risks associated with the development of a new retail concept. Additional discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in the Company's 1996 Annual Report on Form 10-K.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF EARNINGS

                                                                               YEARS ENDED FEBRUARY 29 OR 28
                                                             -----------------------------------------------------------------
                                                                1996         %         1995         %         1994         %
                                                             ----------    -----    ----------    -----    ----------    -----

(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)
Net sales and operating revenues..........................   $7,029,123    100.0    $5,582,947    100.0    $4,130,415    100.0
Cost of sales, buying and warehousing.....................    5,394,293     76.7     4,197,947     75.2     3,024,759     73.2
                                                             ----------    -----    ----------    -----    ----------    -----
Gross profit..............................................    1,634,830     23.3     1,385,000     24.8     1,105,656     26.8
                                                             ----------    -----    ----------    -----    ----------    -----
Selling, general and administrative expenses (Note 8).....    1,322,430     18.8     1,106,370     19.8       891,865     21.6
Interest expense (Note 3).................................       25,400      0.4        10,030      0.2         4,791      0.1
                                                             ----------    -----    ----------    -----    ----------    -----
Total expenses............................................    1,347,830     19.2     1,116,400     20.0       896,656     21.7
                                                             ----------    -----    ----------    -----    ----------    -----
Earnings before income taxes..............................      287,000      4.1       268,600      4.8       209,000      5.1
Provision for income taxes (Note 4).......................      107,625      1.5       100,725      1.8        76,600      1.9
                                                             ----------    -----    ----------    -----    ----------    -----
Net earnings..............................................   $  179,375      2.6    $  167,875      3.0    $  132,400      3.2
                                                             ----------    -----    ----------    -----    ----------    -----
                                                             ----------    -----    ----------    -----    ----------    -----
Weighted average common shares and common share
  equivalents.............................................       98,546                 97,369                 97,391
                                                             ----------             ----------             ----------
                                                             ----------             ----------             ----------
Net earnings per share....................................   $     1.82             $     1.72             $     1.36
                                                             ----------             ----------             ----------
                                                             ----------             ----------             ----------

See accompanying notes to consolidated financial statements.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                                                                       AT FEBRUARY 29 OR 28
                                                                                                     ------------------------
                                                                                                        1996          1995
                                                                                                     ----------    ----------
(AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.......................................................................   $   43,704    $   46,962
  Net accounts and notes receivable (Note 9)......................................................      324,395       264,565
  Merchandise inventory...........................................................................    1,323,183     1,035,776
  Deferred income taxes (Note 4)..................................................................       26,996        25,696
  Prepaid expenses and other current assets.......................................................       17,399        14,162
                                                                                                     ----------    ----------
     TOTAL CURRENT ASSETS.........................................................................    1,735,677     1,387,161
  Property and equipment, net (Notes 2 and 3).....................................................      774,265       592,956
  Deferred income taxes (Note 4)..................................................................           --         5,947
  Other assets....................................................................................       16,080        17,991
                                                                                                     ----------    ----------
     TOTAL ASSETS.................................................................................   $2,526,022    $2,004,055
                                                                                                     ----------    ----------
                                                                                                     ----------    ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current installments of long-term debt (Notes 3 and 7)..........................................   $    1,436    $    2,378
  Accounts payable................................................................................      604,488       576,578
  Short-term debt.................................................................................       92,087            --
  Accrued expenses and other current liabilities..................................................      123,789       113,631
  Accrued income taxes............................................................................        9,375        13,533
                                                                                                     ----------    ----------
     TOTAL CURRENT LIABILITIES....................................................................      831,175       706,120
  Long-term debt, excluding current installments (Notes 3 and 7)..................................      399,161       178,605
  Deferred revenue and other liabilities..........................................................      214,001       241,866
  Deferred income taxes (Note 4)..................................................................       17,764            --
                                                                                                     ----------    ----------
     TOTAL LIABILITIES............................................................................    1,462,101     1,126,591
                                                                                                     ----------    ----------
STOCKHOLDERS' EQUITY (Note 5):
  Common stock, $0.50 par value; 150,000,000 shares authorized;
     97,380,000 shares issued and outstanding (96,476,000 in 1995)................................       48,690        48,238
  Capital in excess of par value..................................................................       90,432        72,639
  Retained earnings...............................................................................      924,799       756,587
                                                                                                     ----------    ----------
     TOTAL STOCKHOLDERS' EQUITY...................................................................    1,063,921       877,464
                                                                                                     ----------    ----------
  Commitments and contingent liabilities (Notes 6, 7, 9, 10 and 11)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........................................................   $2,526,022    $2,004,055
                                                                                                     ----------    ----------
                                                                                                     ----------    ----------

See accompanying notes to consolidated financial statements.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             YEARS ENDED FEBRUARY 29 OR 28
                                                                                            --------------------------------
                                                                                              1996        1995        1994
                                                                                            --------    --------    --------
(AMOUNTS IN THOUSANDS)
OPERATING ACTIVITIES:
  Net earnings...........................................................................   $179,375    $167,875    $132,400
  Adjustments to reconcile net earnings to net cash (used in) provided by operating activities:
     Depreciation and amortization.......................................................     79,812      66,866      55,012
     Loss on sales of property and equipment.............................................      5,600       2,199       1,910
     Provision for deferred income taxes.................................................     22,411      73,745     (17,800)
     (Decrease) increase in deferred revenue and other liabilities.......................    (27,865)    (26,494)     36,306
     Increase in net accounts and notes receivable.......................................    (59,830)    (75,575)    (68,542)
     Increase in merchandise inventory, prepaid expenses and other current assets........   (290,644)   (317,114)   (203,783)
     Decrease (increase) in other assets.................................................      1,911      (3,819)       (522)
     Increase in accounts payable, accrued expenses and other current liabilities, and
      accrued income taxes...............................................................     33,910     159,297     173,300
                                                                                            --------    --------    --------
  Net cash (used in) provided by operating activities....................................    (55,320)     46,980     108,281
                                                                                            --------    --------    --------
INVESTING ACTIVITIES:
  Purchases of property and equipment....................................................   (518,175)   (375,406)   (252,256)
  Proceeds from sales of property and equipment..........................................    251,454     151,481     128,029
                                                                                            --------    --------    --------
  Net cash used in investing activities..................................................   (266,721)   (223,925)   (124,227)
                                                                                            --------    --------    --------
FINANCING ACTIVITIES:
  Proceeds from issuance of short-term debt..............................................     92,087          --          --
  Proceeds from issuance of long-term debt...............................................    222,000     153,000          --
  Principal payments on long-term debt...................................................     (2,386)     (3,484)    (52,748)
  Proceeds from issuance of common stock, net............................................     18,245       8,352      10,150
  Dividends paid.........................................................................    (11,163)     (9,155)     (7,674)
                                                                                            --------    --------    --------
  Net cash provided by (used in) financing activities....................................    318,783     148,713     (50,272)
                                                                                            --------    --------    --------
Decrease in cash and cash equivalents....................................................     (3,258)    (28,232)    (66,218)
Cash and cash equivalents at beginning of year...........................................     46,962      75,194     141,412
                                                                                            --------    --------    --------
Cash and cash equivalents at end of year.................................................   $ 43,704    $ 46,962    $ 75,194
                                                                                            --------    --------    --------
                                                                                            --------    --------    --------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for:
  Interest...............................................................................   $ 22,905    $  8,150    $  5,297
  Income taxes...........................................................................   $ 88,477    $ 98,894    $ 81,773

See accompanying notes to consolidated financial statements.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                    COMMON                  CAPITAL IN
                                                                    SHARES       COMMON     EXCESS OF     RETAINED
                                                                  OUTSTANDING     STOCK     PAR VALUE     EARNINGS      TOTAL
                                                                  -----------    -------    ----------    --------    ----------

(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

BALANCE AT MARCH 1, 1993.......................................      95,670      $47,835     $ 54,540     $473,141    $  575,516
                                                                  -----------    -------    ----------    --------    ----------
  Net earnings.................................................          --           --           --      132,400       132,400
  Exercise of common stock options (Note 5)....................         316          158        2,994           --         3,152
  Shares issued under Employee Stock Purchase Plan (Note 5)....          76           38        1,895           --         1,933
  Shares issued under the 1988 Stock Incentive Plan (Note 5)...         146           73        3,589           --         3,662
  Tax benefit from stock issued................................          --           --        3,367           --         3,367
  Shares cancelled upon reacquisition by Company...............        (128)         (64)      (2,014)          --        (2,078)
  Unearned compensation-restricted stock (Note 5)..............          --           --          114           --           114
  Cash dividends-common stock ($0.08 per share)................          --           --           --       (7,674)       (7,674)
                                                                  -----------    -------    ----------    --------    ----------
BALANCE AT FEBRUARY 28, 1994...................................      96,080       48,040       64,485      597,867       710,392
                                                                  -----------    -------    ----------    --------    ----------
  Net earnings.................................................          --           --           --      167,875       167,875
  Exercise of common stock options (Note 5)....................         260          130        2,519           --         2,649
  Shares issued under Employee Stock Purchase Plan (Note 5)....          87           43        1,868           --         1,911
  Shares issued under the 1994 Stock Incentive Plan (Note 5)...         211          106        3,740           --         3,846
  Tax benefit from stock issued................................          --           --        3,272           --         3,272
  Shares cancelled upon reacquisition by Company...............        (162)         (81)      (3,089)          --        (3,170)
  Unearned compensation-restricted stock (Note 5)..............          --           --         (156)          --          (156)
  Cash dividends-common stock ($0.10 per share)................          --           --           --       (9,155)       (9,155)
                                                                  -----------    -------    ----------    --------    ----------
BALANCE AT FEBRUARY 28, 1995...................................      96,476       48,238       72,639      756,587       877,464
                                                                  -----------    -------    ----------    --------    ----------
  Net earnings.................................................          --           --           --      179,375       179,375
  Exercise of common stock options (Note 5)....................         645          322        7,831           --         8,153
  Shares issued under Employee Stock Purchase Plan (Note 5)....          75           38        2,174           --         2,212
  Shares issued under the 1994 Stock Incentive Plan (Note 5)...         259          129        5,745           --         5,874
  Tax benefit from stock issued................................          --           --        4,746           --         4,746
  Shares cancelled upon reacquisition by Company...............         (75)         (37)      (1,631)          --        (1,668)
  Unearned compensation-restricted stock (Note 5)..............          --           --       (1,072)          --        (1,072)
  Cash dividends-common stock ($0.12 per share)................          --           --           --      (11,163)      (11,163)
                                                                  -----------    -------    ----------    --------    ----------
BALANCE AT FEBRUARY 29, 1996...................................      97,380      $48,690     $ 90,432     $924,799    $1,063,921
                                                                  -----------    -------    ----------    --------    ----------
                                                                  -----------    -------    ----------    --------    ----------

See accompanying notes to consolidated financial statements.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of Circuit City Stores, Inc. and its subsidiaries (the Company), all of which are wholly owned. All significant intercompany balances and transactions have been eliminated in consolidation.

  (B) CASH AND CASH EQUIVALENTS

     Cash equivalents of $10,113,000 and $18,719,000 at February 29, 1996, and February 28, 1995, respectively, consist of highly liquid debt securities with original maturities of three months or less.

  (C) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying value of the Company's financial instruments, excluding interest rate swap agreements ("swaps"), approximates fair value due to variable interest rates on long-term debt and the short-term maturities of the assets and other liabilities. Credit risk is the exposure created by the potential nonperformance of another material party to an agreement due to changes in economic, industry or geographic factors. The Company mitigates credit risk by dealing only with counterparties that are highly rated by several financial rating agencies. Accordingly, the Company does not anticipate loss for nonperformance. The Company broadly diversifies all financial instruments along industry, product and geographic areas. As discussed in Note 10, swaps are not held for trading purposes and, therefore, are not carried at fair value.

  (D) MERCHANDISE INVENTORY

     Inventory is stated at the lower of cost or market. Cost is determined by the average cost method.

  (E) PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method over the assets' estimated useful lives, which range from three to 25 years.

     Property held under capital leases is stated at the lower of the present value of the minimum lease payments at the inception of the lease or market value and is amortized straight-line over the lease term or the estimated useful life of the asset, whichever is shorter.

  (F) PRE-OPENING EXPENSES

     Expenses associated with the opening of new stores are deferred and amortized ratably over the period from the date of the store opening to the end of the fiscal year.

  (G) INCOME TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes, measured by applying currently enacted tax laws. The Company recognizes deferred tax assets if it is more likely than not that a benefit will be realized.

  (H) DEFERRED REVENUE

     The Company sells its own extended warranty contracts and extended warranty contracts on behalf of unrelated third parties. The contracts extend beyond the normal manufacturer's warranty period, usually with terms of coverage (including the manufacturer's warranty period) between 12 and 60 months.

     All revenue from the sale of the Company's own extended warranty contracts is deferred and amortized on a straight-line basis over the life of the contracts. Incremental direct contract costs related to the sale of contracts are deferred and

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES charged to expense in proportion to the revenue recognized. All other costs are charged to expense as incurred. Commission revenue for the unrelated third-party extended warranty plans is recognized at the time of sale.

  (I) SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Operating profits generated by the Company's credit card bank subsidiary are recorded as a reduction to selling, general and administrative expenses.

  (J) ADVERTISING EXPENSES

     All advertising costs are expensed as incurred.

  (K) EARNINGS PER SHARE

     Earnings per share is computed using the weighted average number of shares of common stock and common stock equivalents outstanding during the year.

  (L) RISKS AND UNCERTAINTIES

     The Company is the nation's largest retailer of brand-name consumer electronics and major appliances and a leading retailer of personal computers and music software. The diversity of the Company's products, customers, suppliers and geographic operations significantly reduces the risk that a severe impact will occur in the near term as a result of changes in its customer base, competition, sources of supply or markets. It is unlikely that any one event would have a severe impact on the Company's operating results.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

  (M) RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to classifications adopted in fiscal 1996.

2. PROPERTY AND EQUIPMENT

     Property and equipment, at cost, at February 29 or 28 is summarized as follows:

                                                                                1996          1995
                                                                             ----------    ----------
(AMOUNTS IN THOUSANDS)
Land and buildings (20 to 25 years).......................................   $   89,089    $   83,109
Construction in progress..................................................      197,980       122,446
Furniture, fixtures and equipment (3 to 8 years)..........................      389,845       344,923
Leasehold improvements (10 to 15 years)...................................      353,157       286,610
Capital leases, primarily buildings (20 years)............................       13,140        13,679
                                                                             ----------    ----------
                                                                              1,043,211       850,767
Less accumulated depreciation and amortization............................      268,946       257,811
                                                                             ----------    ----------
Property and equipment, net...............................................   $  774,265    $  592,956
                                                                             ----------    ----------
                                                                             ----------    ----------

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

3. DEBT

     Long-term debt at February 29 or 28 is summarized as follows:

                                                                                   1996        1995
                                                                                 --------    --------
(AMOUNTS IN THOUSANDS)
Term loans....................................................................   $275,000    $100,000
Short-term debt expected to be refinanced.....................................    100,000      53,000
Industrial Development Revenue Bonds due through 2006 at various prime-based
  rates of interest ranging from 5.4% to 6.7%.................................     12,393      14,698
Obligations under capital leases (Note 7).....................................     13,204      13,285
                                                                                 --------    --------
Total long-term debt..........................................................    400,597     180,983
Less current installments.....................................................      1,436       2,378
                                                                                 --------    --------
Long-term debt, excluding current installments................................   $399,161    $178,605
                                                                                 --------    --------
                                                                                 --------    --------

     In July 1994, the Company entered into a seven-year, $100,000,000, unsecured bank term loan. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.50 percent. At February 29, 1996, the interest rate on the term loan was 5.88 percent.

     In May 1995, the Company entered into a five-year, $175,000,000, unsecured bank term loan. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.35 percent. At February 29, 1996, the interest rate on the term loan was 5.65 percent.

     The Company has the intent and ability to refinance the $100,000,000 of short-term committed and uncommitted bank borrowings on a long-term basis by entering into a multi-year term loan with a group of banks. Consequently, the Company has classified the short-term debt as long-term for financial reporting purposes. The existing revolving credit agreement could be used for this purpose, although the Company does not currently intend to do so.

     The Company maintains a multi-year, $100,000,000, unsecured revolving credit agreement with four banks. The agreement calls for interest based on certain money market rates and a commitment fee of 0.13 percent per annum. The agreement was entered into as of June 30, 1992, was amended and restated as of June 30, 1995, and terminates June 30, 2000. The agreement provides for annual one-year extensions of the final maturity beginning on or before June 30, 1996, and each June 30 thereafter. No amounts were outstanding under the revolving credit agreement at February 29, 1996, or February 28, 1995.

     The Industrial Development Revenue Bonds are collateralized by land, buildings and equipment with an aggregate carrying value of approximately $13,073,000 at February 29, 1996, and $15,400,000 at February 28, 1995.

     The scheduled aggregate annual principal payments on long-term obligations for the next five years are as follows: 1997 -- $1,436,000; 1998 -- $1,489,000;
1999 -- $1,586,000; 2000 -- $1,743,000; 2001 -- $176,380,000.

     Under certain of the debt agreements, the Company must meet financial covenants relating to minimum tangible net worth, current ratios and debt-to-capital ratios. The Company was in compliance with all such covenants at February 29, 1996, and February 28, 1995.

     Short-term debt includes committed lines of credit and informal credit arrangements. Amounts outstanding and committed lines of credit available are as follows:

                                                                     YEARS ENDED FEBRUARY 29 OR 28
                                                                    --------------------------------
                                                                      1996        1995        1994
                                                                    --------    --------    --------
(AMOUNTS IN THOUSANDS)
Average short-term debt outstanding..............................   $185,789    $134,022    $ 77,392
                                                                    --------    --------    --------
                                                                    --------    --------    --------
Maximum short-term debt outstanding..............................   $479,000    $465,000    $355,000
                                                                    --------    --------    --------
                                                                    --------    --------    --------
Aggregate committed lines of credit..............................   $255,000    $285,000    $145,000
                                                                    --------    --------    --------
                                                                    --------    --------    --------

     The weighted average interest rate on the outstanding short-term debt was
5.9 percent during fiscal 1996, 5.3 percent during fiscal 1995 and 3.3 percent during fiscal 1994.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

     The Company capitalizes interest in connection with the construction of certain facilities. In fiscal 1996, interest capitalized amounted to $6,780,000 ($3,846,000 and $2,626,000 in fiscal 1995 and 1994, respectively).

4. INCOME TAXES

     The Company files a consolidated federal income tax return. The components of the provision for income taxes on earnings before income taxes follow:

                                                                       YEARS ENDED FEBRUARY 29 OR 28
                                                                      -------------------------------
                                                                        1996        1995       1994
                                                                      --------    --------    -------
(AMOUNTS IN THOUSANDS)
Current:
  Federal..........................................................   $ 80,678    $ 21,250    $85,680
  State............................................................      4,536       5,730      8,720
                                                                      --------    --------    -------
                                                                        85,214      26,980     94,400
                                                                      --------    --------    -------
Deferred:
  Federal..........................................................     18,891      69,035    (14,790)
  State............................................................      3,520       4,710     (3,010)
                                                                      --------    --------    -------
                                                                        22,411      73,745    (17,800)
                                                                      --------    --------    -------
Provision for income taxes.........................................   $107,625    $100,725    $76,600
                                                                      --------    --------    -------
                                                                      --------    --------    -------

     The enactment of the Omnibus Tax Reconciliation Act of 1993 on August 10, 1993, increased the federal statutory income tax rate for corporations from 34 percent to 35 percent effective January 1, 1993. This change in the federal tax rate and the resulting revaluation of the Company's deferred tax asset had a favorable impact on the fiscal 1994 provision for income taxes. The effective income tax rate differed from the Federal statutory income tax rate as follows:

                                                                          1996      1995      1994
                                                                         ------    ------    ------
Federal statutory income tax rate.....................................   35.0 %    35.0 %    35.0 %
State and local income taxes, net of Federal benefit..................    2.5       2.5       1.8
Other, net............................................................     --        --      (0.1)
                                                                         ------    ------    ------
Effective income tax rate.............................................   37.5 %    37.5 %    36.7 %
                                                                         ------    ------    ------
                                                                         ------    ------    ------

     In accordance with SFAS No. 109, the tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities at February 29, 1996, and February 28, 1995, are as follows:

                                                                                   1996        1995
                                                                                 --------    --------
(AMOUNTS IN THOUSANDS)
Deferred Tax Assets:
  Deferred revenue............................................................   $ 24,475    $ 32,049
  Inventory capitalization....................................................      3,784       6,482
  Accrued expenses............................................................     34,190      31,815
  Other.......................................................................      3,182       5,114
                                                                                 --------    --------
     Total gross deferred tax assets..........................................     65,631      75,460
                                                                                 --------    --------
Deferred Tax Liabilities:
  Depreciation and amortization...............................................     39,800      30,510
  Prepaid benefit programs....................................................        886       2,892
  Other prepaid expenses......................................................      9,376       5,347
  Other.......................................................................      6,337       5,068
                                                                                 --------    --------
     Total gross deferred tax liabilities.....................................     56,399      43,817
                                                                                 --------    --------
Net Deferred Tax Asset........................................................   $  9,232    $ 31,643
                                                                                 --------    --------
                                                                                 --------    --------

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

     Of the gross deferred tax assets at February 29, 1996, and February 28, 1995, approximately $61 million and $66 million, respectively, can be realized by carrybacks or offsetting of deferred tax liabilities. Based on the Company's historical and current pre-tax earnings, management believes the remaining amount will be realized through future taxable income; therefore, no valuation allowance is necessary.

5. CAPITAL STOCK AND STOCK INCENTIVE PLANS

  (A) PREFERRED STOCK

     In conjunction with the Company's Shareholders Rights Plan, preferred stock purchase rights were distributed as a dividend at the rate of one right for each share of the Company's common stock. The rights are exercisable only upon the attainment of, or the commencement of a tender offer to attain, a specified ownership interest in the Company by a person or group. When exercisable, each right would entitle shareholders to buy one four-hundredth of a newly issued share of Cumulative Participating Preferred Stock, Series E, $20 par value, at an exercise price of $140 per share. A total of 500,000 shares of such preferred stock, which have preferential dividend and liquidation rights, have been authorized; 300,000 shares have been reserved. No such shares are outstanding. In the event that an acquiring person or group acquires the specified ownership percentage of the Company's common stock (except pursuant to a cash tender offer for all outstanding shares determined to be fair by continuing directors) or engages in certain transactions with the Company after the rights become exercisable, each right will be converted into a right to purchase, for half the current market price at that time, shares of the Company's common stock valued at two times the exercise price.

     The Company also has 1,500,000 shares of undesignated Preferred Stock authorized of which no shares are outstanding.

  (B) RESTRICTED STOCK

     The Company has issued restricted stock under the provisions of the 1994 and 1988 Stock Incentive Plans whereby key employees are granted restricted shares of the Company's common stock. Shares are awarded in the name of the employee, who has all the rights of a stockholder, subject to certain restrictions or forfeitures. Restrictions on the awards generally expire three years from the date of grant. In fiscal 1996, restricted stock awards for 258,775 shares were granted to eligible employees. The market value of these shares has been recorded as unearned compensation and is a component of stockholders' equity. Unearned compensation is expensed over the restriction periods. In fiscal 1996, a total of $3,362,500 was charged to operations ($2,552,500 in 1995 and $2,955,400 in 1994). As of February 29, 1996, 499,279
restricted shares were outstanding.

  (C) EMPLOYEE STOCK PURCHASE PLAN

     The Company has an Employee Stock Purchase Plan for all employees meeting certain eligibility criteria. Under the Plan, eligible employees may purchase shares of the Company's common stock, subject to certain limitations, at 85 percent of its market value. Purchases are limited to 10 percent of an employee's eligible compensation, up to a maximum of $7,500 per year. At February 29, 1996, a total of 62,406 shares remained available under the Plan. During fiscal 1996, 474,889 shares were issued to or purchased on the open market for employees (537,467 and 436,400 in fiscal 1995 and 1994, respectively). The average price per share was $29.97, $22.23 and $26.20 in fiscal 1996, 1995 and 1994, respectively. The purchase price discount is charged to operations and totaled $2,030,000, $1,760,200 and $1,653,700 in fiscal 1996,
1995 and 1994, respectively.

  (D) STOCK INCENTIVE PLANS

     Under the Company's stock incentive plans, incentive and non-qualified stock options may be granted to management, key employees and outside directors to purchase shares of the Company's common stock. The exercise price for incentive stock options for employees and non-qualified options for outside directors is the market value at the date of grant; for non-qualified options granted under the 1988 Plan for employees, it is at least 85 percent of the market value at the date of grant (100 percent under the 1994 Plan). Options are generally exercisable over a period of from one to 10 years from the date of grant.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

     Changes in stock options outstanding (and option exercise prices for such options) are as follows:

                                                                   YEARS ENDED FEBRUARY 29 OR 28
                                                               --------------------------------------
                                                                  1996          1995          1994
                                                               ----------    ----------    ----------
Options outstanding at beginning of year ($5.94 to
  $33.00)...................................................    3,709,271     3,593,745     3,494,626
Granted ($18.19 to $34.63)..................................      762,384       750,500       562,425
Exercised ($6.25 to $25.13).................................     (644,806)     (260,234)     (316,243)
Cancelled ($6.25 to $33.00).................................     (264,143)     (374,740)     (147,063)
                                                               ----------    ----------    ----------
Options outstanding at end of year ($5.94 to $34.63)........    3,562,706     3,709,271     3,593,745
                                                               ----------    ----------    ----------
                                                               ----------    ----------    ----------
Options exercisable at end of year ($5.94 to $33.00)........    1,847,169     2,070,319     1,662,032
                                                               ----------    ----------    ----------
                                                               ----------    ----------    ----------
Shares available for grant at end of year (options and
  restricted stock).........................................    2,147,207     2,759,698     1,010,488
                                                               ----------    ----------    ----------
                                                               ----------    ----------    ----------

     The stock incentive plans provide for the granting of stock appreciation rights (SARs) in tandem with non-qualified stock option grants at the discretion of the board of directors' compensation and personnel committee. The SARs granted to date become fully exercisable only upon a change of control, as defined, of the Company, notwithstanding other conditions of exercisability of the options. The SARs permit the optionee to surrender an exercisable SAR for an amount equal to the excess of the market price of the common stock over the option price when the right is exercised. Market value is defined as the greater of the highest closing price of the Company's stock during the 90 days preceding the change of control or the closing price on the date preceding the exercises. As of February 29, 1996, 5,895,967 non-qualified options with related SARs had been granted with such terms (5,417,163 in 1995 and 4,888,333 in 1994).

6. PENSION PLAN

     The Company has a non-contributory defined benefit pension plan covering the majority of full-time employees who are at least age 21 and have completed one year of service. The cost of this program is being funded currently. Plan benefits are generally based on years of service and average compensation. Plan assets consist primarily of equity securities and included 80,000 shares of the Company's common stock at February 29, 1996, and February 28, 1995.

     The components of net pension expense are as follows:

                                                                           YEARS ENDED FEBRUARY 29 OR
                                                                                       28
                                                                          ----------------------------
                                                                           1996       1995      1994
                                                                          -------    ------    -------
(AMOUNTS IN THOUSANDS)
Service cost of benefits earned during the year........................   $ 5,896    $4,485    $ 3,916
Interest cost on projected benefit obligation..........................     3,632     2,715      2,351
Actual return on plan assets...........................................    (9,277)     (102)    (3,632)
Net amortization.......................................................     6,314    (3,452)     1,212
                                                                          -------    ------    -------
Net pension expense....................................................   $ 6,565    $3,646    $ 3,847
                                                                          -------    ------    -------
                                                                          -------    ------    -------

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

     Contributions of $1,160,000, $3,710,000 and $4,503,000 were required in fiscal 1996, 1995 and 1994, respectively.

     The following table sets forth the Plan's financial status and amounts recognized in the consolidated balance sheets as of February 29 or 28:

                                                                                    1996        1995
                                                                                  --------    --------
(AMOUNTS IN THOUSANDS)
Actuarial present value of benefit obligation:
Accumulated benefit obligation
  Vested.......................................................................   $ 39,505    $ 25,983
  Non-vested...................................................................      5,136       3,720
                                                                                  --------    --------
Total benefits.................................................................     44,641      29,703
Additional amounts related to projected salary increases.......................     22,747      15,910
                                                                                  --------    --------
Projected benefit obligation for services rendered to date.....................     67,388      45,613
Plan assets at fair value......................................................    (47,093)    (37,046)
                                                                                  --------    --------
Projected benefit obligation in excess of plan assets..........................     20,295       8,567
Unrecognized loss from past experience.........................................    (14,117)     (8,102)
Unrecognized prior service cost................................................        875         981
Unrecognized net obligation being recognized over 15 years.....................      1,212       1,414
                                                                                  --------    --------
Accrued pension cost...........................................................   $  8,265    $  2,860
                                                                                  --------    --------
                                                                                  --------    --------

     Assumptions used in the accounting for the pension plan were:

                                                                      YEARS ENDED FEBRUARY 29 OR
                                                                                  28
                                                                      --------------------------
                                                                      1996       1995       1994
                                                                      ----       ----       ----
Weighted average discount rate..................................      7.0%       8.0%       7.5%
Rate of increase in compensation levels.........................      6.0%       6.5%       6.0%
Rate of return on plan assets...................................      9.0%       8.0%       9.0%
                                                                      ----       ----       ----

7. LEASE COMMITMENTS

     The Company conducts a substantial portion of its business in leased premises. The Company's lease obligations are based upon contractual minimum rates. For certain locations, amounts in excess of these minimum rates are payable based upon specified percentages of sales. Rental expense and sublease income for all operating leases are summarized as follows:

                                                                       YEARS ENDED FEBRUARY 29 OR 28
                                                                      -------------------------------
                                                                        1996        1995       1994
                                                                      --------    --------    -------
(AMOUNTS IN THOUSANDS)
Minimum rentals....................................................   $148,082    $118,042    $96,110
Rentals based on sales volume......................................      2,871       2,513      1,910
Sublease income....................................................     (9,996)     (8,875)    (8,441)
                                                                      --------    --------    -------
Net................................................................   $140,957    $111,680    $89,579
                                                                      --------    --------    -------
                                                                      --------    --------    -------

     The Company computes rent based on a percentage of sales volumes in excess of defined amounts in certain store locations. Most of the Company's other leases are fixed dollar rental commitments, many with rent escalations based on the Consumer Price Index. Most provide that the Company pay taxes, maintenance, insurance and certain other operating expenses applicable to the premises.

     The initial term of real property leases will expire within the next 25 years; however, most of the leases have options providing for additional lease terms of from five to 25 years at terms substantially the same as the initial terms.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

     Future minimum fixed lease obligations, excluding taxes, insurance and other costs payable directly by the Company, as of February 29, 1996, were:

                                                                               OPERATING     OPERATING
                                                                   CAPITAL       LEASE       SUBLEASE
FISCAL                                                             LEASES     COMMITMENTS     INCOME
----------------------------------------------------------------   -------    -----------    --------
(AMOUNTS IN THOUSANDS)
1997............................................................   $ 1,541    $  163,577     $(10,618)
1998............................................................     1,541       163,964       (9,316)
1999............................................................     1,579       161,498       (7,759)
2000............................................................     1,662       159,327       (6,980)
2001............................................................     1,681       158,105       (5,987)
After 2001......................................................    21,683     1,791,524      (35,165)
                                                                   -------    -----------    --------
Total minimum lease payments....................................    29,687    $2,597,995     $(75,825)
                                                                              -----------    --------
                                                                              -----------    --------
Less amounts representing interest..............................    16,483
                                                                   -------
Present value of net minimum capital lease payments
  (Note 3)......................................................   $13,204
                                                                   -------
                                                                   -------

     In fiscal 1996, the Company entered into sale-leaseback transactions with unrelated parties at an aggregate selling price of $183,900,000 ($85,970,000 in fiscal 1995 and $87,980,000 in fiscal 1994). The Company does not have continuing involvement under the sale-leaseback transactions.

8. SUPPLEMENTARY INCOME STATEMENT INFORMATION

     Advertising expense, which is included in selling, general and administrative expenses in the accompanying consolidated statements of earnings, amounted to $324,335,000, $262,969,000 and $211,022,000 (4.6 percent, 4.7 percent and 5.1 percent of net sales and operating revenues) in fiscal years 1996, 1995 and 1994, respectively.

9. SECURITIZATIONS

  (A) CREDIT CARD SECURITIZATIONS

     The Company uses securitization transactions, which allow for the sale of credit card receivables to unrelated entities, to finance the consumer revolving credit receivables generated by First North American National Bank, its wholly owned credit card bank subsidiary (the "Bank Subsidiary"). No gain or loss has been recorded on these sales. Proceeds from securitization transactions were $692.3 million, $428.4 million and $214.6 million for fiscal 1996, 1995 and 1994, respectively. At February 29 or 28, the following amounts were outstanding:

                                                                                1996          1995
                                                                             ----------    ----------
(AMOUNTS IN THOUSANDS)
Securitized receivables...................................................   $1,860,459    $1,181,954
Interest retained by Company..............................................     (110,459)     (124,206)
                                                                             ----------    ----------
Net receivables transferred...............................................   $1,750,000    $1,057,748
                                                                             ----------    ----------
                                                                             ----------    ----------
Net receivables transferred with recourse.................................   $  760,000    $1,057,748
                                                                             ----------    ----------
                                                                             ----------    ----------
Program capacity..........................................................   $1,910,000    $1,060,000
                                                                             ----------    ----------
                                                                             ----------    ----------

     The Bank Subsidiary finances its private-label credit card program through a single master trust, through both private placement and the public market. During fiscal 1996, the Bank Subsidiary placed an additional $300 million in the public market for a total program capacity of $1,060 million. The master trust vehicle permits further expansion of the securitization programs to meet future receivables growth. The recourse provisions under the private-label securitization programs were eliminated during fiscal 1996.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

     In addition, the Bank Subsidiary has an asset securitization program in place for its bankcard receivables that allows the transfer of up to $850 million in receivables as of February 29, 1996. The bankcard securitization agreements provide recourse to the Company for any cash flow deficiencies if the monthly credit card cash flows from finance charges are inadequate to cover such expenses. The Company believes that as of February 29, 1996, no liability existed under these recourse provisions. The finance charges from the transferred receivables are used to fund interest costs, charge-offs, servicing fees and other related costs. The Bank Subsidiary's servicing revenue totaled $142.9 million, $77.8 million and $54.5 million for fiscal 1996, 1995 and 1994, respectively.

  (B) AUTO LOAN SECURITIZATION

     In fiscal 1996, the Company entered into a securitization transaction to finance the consumer installment credit receivables generated by First North American Credit Corporation, an installment lending division of the Company. No gain or loss has been recorded on this sale. Proceeds from the auto loan securitization transaction were $87 million during fiscal 1996. At February 29, 1996, the following amounts were outstanding:

                                                                                               1996
                                                                                             --------
(AMOUNTS IN THOUSANDS)
Securitized receivables...................................................................   $ 93,065
Interest retained by Company..............................................................     (6,065)
                                                                                             --------
Net receivables transferred with recourse.................................................   $ 87,000
                                                                                             --------
                                                                                             --------
Program capacity..........................................................................   $100,000
                                                                                             --------
                                                                                             --------

     The finance charges from the transferred receivables are used to fund interest costs, charge-offs and servicing fees. The securitization agreement provides recourse to the Company for any cash flow deficiencies if the monthly auto loan installment cash flows from finance charges are inadequate to cover such expenses. The Company believes that as of February 29, 1996, no liability existed under the recourse provision. As of April 1, 1996, the program capacity increased to $125 million.

10. INTEREST RATE SWAPS

     In October 1994, the Company entered into five-year swaps with notional amounts totaling $300 million relating to the public issuance of securities by the master trust. As part of this issuance, $344 million of five-year, fixed-rate certificates were issued to fund consumer credit receivables. The Bank Subsidiary is servicer for the accounts, and as such, receives its monthly cash portfolio yield after deducting interest, charge-offs and other related costs. The underlying receivables are based on a floating rate. The swaps were put in place to better match funding costs to the receivables being securitized. As a result, the master trust pays fixed-rate interest while the Company utilizes the swaps to convert the fixed-rate obligation to a floating-rate, LIBOR-based obligation. The fair value of the swaps is the amount at which they could be settled based on estimates obtained from the counterparties, which are two banks highly rated by several financial rating agencies. Recording the swaps at fair value at February 29, 1996, and February 28, 1995, would result in gains of $19.4 million and $6.3 million, respectively.

     Concurrent with the funding of the $175 million term loan facility in May 1995, the Company entered into five-year swaps with notional amounts aggregating $175 million. These swaps effectively converted the variable-rate obligation into a fixed-rate obligation. The fair value of the swaps is the amount at which they could be settled. This value is based on estimates obtained from the counterparties, which are two banks highly rated by several financial rating agencies. Recording the swaps at fair value at February 29, 1996, would result in a loss of $2.5 million.

     In November 1995, the Company entered into a 50-month amortizing swap in the notional amount of $75 million relating to the auto loan receivable securitization to convert variable-rate financing costs to a fixed-rate obligation. The underlying receivables are issued with a fixed-rate finance charge. The swap was put in place to better match the variable funding costs to the receivables being securitized and to preserve net portfolio yield. Recording the swap at fair value at February 29, 1996, would result in a loss of $0.3 million.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

     The market and credit risks associated with these swaps are similar to those relating to other types of financial instruments. Market risk is the exposure created by potential fluctuations in interest rates and is directly related to the product type, agreement terms and transaction volume. The Company does not anticipate significant market risk from swaps, since their use is to more closely match funding costs to the use of the funding. Credit risk is the exposure created by potential nonperformance of another party to an agreement. The Company mitigates credit risk by dealing with highly rated counterparties.

11. CONTINGENT LIABILITIES

     In the normal course of business, the Company is involved in various legal proceedings. Based upon the Company's evaluation of the information presently available, management believes that the ultimate resolution of any such proceedings will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

12. QUARTERLY FINANCIAL DATA (UNAUDITED)

                             FIRST QUARTER           SECOND QUARTER          THIRD QUARTER           FOURTH QUARTER         YEAR
                         ----------------------  ----------------------  ----------------------  ----------------------  ----------
                            1996        1995        1996        1995        1996        1995        1996        1995        1996
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)
Net sales and operating
  revenues.............. $1,391,658  $1,048,695  $1,600,805  $1,218,572  $1,783,446  $1,405,445  $2,253,214  $1,910,235  $7,029,123
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Gross profit............ $  319,886  $  263,677  $  368,292  $  309,617  $  405,134  $  336,049  $  541,518  $  475,657  $1,634,830
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net earnings............ $   24,618  $   19,688  $   41,246  $   36,055  $   31,451  $   28,442  $   82,060  $   83,690  $  179,375
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net earnings per
  share................. $     0.25  $     0.20  $     0.42  $     0.37  $     0.32  $     0.29  $     0.83  $     0.86  $     1.82
                         ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------


                             1995
                          ----------
(AMOUNTS IN THOUSANDS EX
Net sales and operating
  revenues..............  $5,582,947
                          ----------
Gross profit............  $1,385,000
                          ----------
Net earnings............  $  167,875
                          ----------
Net earnings per
  share.................  $     1.72
                          ----------

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
CIRCUIT CITY STORES, INC.:

     We have audited the accompanying consolidated balance sheets of Circuit City Stores, Inc. and subsidiaries as of February 29, 1996 and February 28, 1995 and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the fiscal years in the three-year period ended February 29, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Circuit City Stores, Inc. and subsidiaries as of February 29, 1996 and February 28, 1995 and the results of their operations and their cash flows for each of the fiscal years in the three-year period ended February 29, 1996 in conformity with generally accepted accounting principles.

                                         /S/ KPMG PEAT MARWICK LLP

Richmond, Virginia
April 3, 1996

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

                                                                           THREE MONTHS ENDED           SIX MONTHS ENDED
                                                                               AUGUST 31,                  AUGUST 31,
                                                                        ------------------------    ------------------------
                                                                           1996          1995          1996          1995
                                                                        ----------    ----------    ----------    ----------
(AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

Net sales and operating revenues.....................................   $1,767,043    $1,600,805    $3,382,309    $2,992,463
Cost of sales, buying and warehousing................................    1,370,715     1,232,513     2,623,711     2,304,285
                                                                        ----------    ----------    ----------    ----------
Gross profit.........................................................      396,328       368,292       758,598       688,178
                                                                        ----------    ----------    ----------    ----------
Selling, general and administrative expenses.........................      340,871       298,158       669,386       574,808
Interest expense.....................................................        4,557         4,174        11,226         8,017
                                                                        ----------    ----------    ----------    ----------
Total expenses.......................................................      345,428       302,332       680,612       582,825
                                                                        ----------    ----------    ----------    ----------
Earnings before income taxes.........................................       50,900        65,960        77,986       105,353
Provision for income taxes...........................................       19,317        24,714        29,620        39,489
                                                                        ----------    ----------    ----------    ----------
Net earnings.........................................................   $   31,583    $   41,246    $   48,366    $   65,864
                                                                        ----------    ----------    ----------    ----------
                                                                        ----------    ----------    ----------    ----------
Weighted average common shares
  and common share equivalents.......................................       99,403        98,814        99,292        98,672
                                                                        ----------    ----------    ----------    ----------
                                                                        ----------    ----------    ----------    ----------
Net earnings per share...............................................   $     0.32    $     0.42    $     0.49    $     0.67
                                                                        ----------    ----------    ----------    ----------
                                                                        ----------    ----------    ----------    ----------
Dividends paid per common share......................................   $    0.035    $    0.030    $    0.065    $    0.055
                                                                        ----------    ----------    ----------    ----------
                                                                        ----------    ----------    ----------    ----------

See accompanying notes to consolidated financial statements.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                                                                    AUG. 31, 1996    FEB. 29, 1996
                                                                                                    -------------    -------------
                                                                                                     (UNAUDITED)
(AMOUNTS IN THOUSANDS EXCEPT SHARE DATA)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents......................................................................    $    34,224      $    43,704
  Net accounts and notes receivable..............................................................        421,789          324,395
  Merchandise inventory..........................................................................      1,388,658        1,323,183
  Deferred income taxes..........................................................................         10,667           26,996
  Prepaid expenses and other current assets......................................................         28,826           17,399
                                                                                                    -------------    -------------
     TOTAL CURRENT ASSETS........................................................................      1,884,164        1,735,677

Property and equipment, net......................................................................        828,697          774,265
Other assets.....................................................................................         17,881           16,080
                                                                                                    -------------    -------------
TOTAL ASSETS.....................................................................................    $ 2,730,742      $ 2,526,022
                                                                                                    -------------    -------------
                                                                                                    -------------    -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current installments of long-term debt.........................................................    $     1,462      $     1,436
  Accounts payable...............................................................................        714,997          604,488
  Short-term debt................................................................................        175,461           92,087
  Accrued expenses and other current liabilities.................................................         91,864          133,164
                                                                                                    -------------    -------------
     TOTAL CURRENT LIABILITIES...................................................................        983,784          831,175

Long-term debt, excluding current installments...................................................        429,501          399,161
Deferred revenue and other liabilities...........................................................        184,054          214,001
Deferred income taxes............................................................................         19,194           17,764
                                                                                                    -------------    -------------
     TOTAL LIABILITIES...........................................................................      1,616,533        1,462,101
                                                                                                    -------------    -------------
STOCKHOLDERS' EQUITY:
  Common stock, $0.50 par value; 250,000,000 shares authorized;
     97,910,000 shares issued and outstanding, August 31, 1996...................................         48,955           48,690
  Capital in excess of par value.................................................................         98,433           90,432
  Retained earnings..............................................................................        966,821          924,799
                                                                                                    -------------    -------------
     TOTAL STOCKHOLDERS' EQUITY..................................................................      1,114,209        1,063,921
                                                                                                    -------------    -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.......................................................    $ 2,730,742      $ 2,526,022
                                                                                                    -------------    -------------
                                                                                                    -------------    -------------

See accompanying notes to consolidated financial statements.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

               CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                                          SIX MONTHS ENDED
                                                                                                             AUGUST 31,
                                                                                                       ----------------------
                                                                                                         1996         1995
                                                                                                       ---------    ---------
(AMOUNTS IN THOUSANDS)
OPERATING ACTIVITIES:
  Net earnings                                                                                         $  48,366    $  65,864
  Adjustments to reconcile net earnings to net cash used in operating activities:
     Depreciation and amortization..................................................................      48,797       38,296
     (Gain) loss on sales of property and equipment.................................................      (2,088)       2,732
     Provision for deferred income taxes............................................................      17,759        8,845
     Decrease in deferred revenue and other liabilities.............................................     (29,947)     (31,012)
     Increase in net accounts and notes receivable..................................................     (97,394)    (160,359)
     Increase in merchandise inventory, prepaid expenses and other current assets...................     (76,902)    (261,405)
     Increase in other assets.......................................................................      (1,801)      (3,136)
     Increase in accounts payable, accrued expenses and other current liabilities...................      69,209      120,342
                                                                                                       ---------    ---------
  Net cash used in operating activities.............................................................     (24,001)    (219,833)
                                                                                                       ---------    ---------
INVESTING ACTIVITIES:
  Purchases of property and equipment...............................................................    (227,182)    (245,409)
  Proceeds from sales of property and equipment.....................................................     126,041       81,784
                                                                                                       ---------    ---------
  Net cash used in investing activities.............................................................    (101,141)    (163,625)
                                                                                                       ---------    ---------
FINANCING ACTIVITIES:
  Proceeds from issuance of short-term debt.........................................................      83,374      260,000
  Proceeds from issuance of long-term debt..........................................................      31,311      122,000
  Principal payments on long-term debt..............................................................        (945)        (978)
  Proceeds from issuance of common stock, net.......................................................       8,266        7,392
  Dividends paid....................................................................................      (6,344)      (5,329)
                                                                                                       ---------    ---------
  Net cash provided by financing activities.........................................................     115,662      383,085
                                                                                                       ---------    ---------
Decrease in cash and cash equivalents...............................................................      (9,480)        (373)
Cash and cash equivalents at beginning of year......................................................      43,704       46,962
                                                                                                       ---------    ---------
Cash and cash equivalents at end of period..........................................................   $  34,224    $  46,589
                                                                                                       ---------    ---------
                                                                                                       ---------    ---------

See accompanying notes to consolidated financial statements.

                   CIRCUIT CITY STORES, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. CONSOLIDATED FINANCIAL STATEMENTS

     The consolidated financial statements of Circuit City Stores, Inc. and its subsidiaries (the Company) conform to generally accepted accounting principles. The interim period financial statements are unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the interim consolidated financial statements have been included. The fiscal year-end balance sheet data was derived from audited financial statements. The consolidated financial statements included herein should be read in conjunction with the notes to consolidated financial statements included in the Company's 1996 annual report to stockholders.

2. DEBT

     On June 14, 1996, the Company completed a five-year $130 million senior unsecured term loan agreement with a group of banks. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.35 percent.

     On August 31, 1996, the Company entered into a multi-year, $150 million unsecured revolving credit agreement with a group of banks. This facility replaced a similar $100 million facility.

3. INTEREST RATE SWAPS

     Recording the Company's interest rate swaps at fair value at August 31, 1996, would result in a gain of approximately $13.9 million compared to a gain of $16.6 million at February 29, 1996. The notional amount of the swaps was approximately $539 million at August 31, 1996, and $550 million at February 29, 1996.

                                                                        ANNEX VI

                               CIRCUIT CITY GROUP

                            DESCRIPTION OF BUSINESS

     GENERAL. The Circuit City Group is the nation's largest retailer of brand-name consumer electronics and major appliances and a leading retailer of personal computers and music software. It sells video equipment, including televisions, digital satellite systems, video cassette recorders and camcorders; audio equipment, including home stereo systems, compact disc players, tape recorders and tape players; mobile electronics, including car stereo systems and security systems; home office products, including personal computers, peripheral equipment and facsimile machines; other consumer electronics products, including cellular phones, telephones and portable audio and video products; entertainment software; and major appliances, including washers, dryers, refrigerators, microwave ovens and ranges.

     Each of Circuit City Group's store locations follows detailed operating procedures and merchandising programs. Included are procedures for inventory maintenance, advertising, customer relations, store administration, merchandise display, store security and the demonstration and sale of products. Each store carries a standard line of products selected at the corporate level and supplied directly to the stores by the Circuit City Group's regional warehouse distribution facilities.

     EXPANSION. The Circuit City Group's goal is to maximize profitability in each market it serves by capturing large market shares that produce high sales volumes across a broad merchandise mix.

     MERCHANDISING. Because the Circuit City Group believes that local markets have individual characteristics which vary greatly by the advertising, merchandising and pricing strategies of competitors, it has organized its marketing function to focus on markets with similar competitive conditions. The Circuit City Group's operating regions benefit from a centralized buying organization. The central buying staff reduces costs by purchasing in large volumes, structures a sound basic merchandising program and is supported by advanced management information and distribution systems.

     The Circuit City Group's merchandising strategy emphasizes a broad selection of products, including introductory products, and a wide range of prices. Merchandise mix and displays are controlled centrally in an effort to ensure a high level of consistency from store to store. Merchandise pricing and selling strategies vary by market to reflect competitive conditions.

     Although suggested retail prices are established by Circuit City Group's central merchandising department, each store manager is responsible for shopping the local competition on a regular basis and has the authority to adjust retail prices to meet market conditions. As part of its competitive strategy, the Circuit City Group advertises low prices and provides each customer with a low-price guarantee. The Circuit City Group will beat any legitimate price from a local competitor stocking the same new item in a factory-sealed box. If a customer finds a lower price, including the Circuit City Group's own sale price, within 30 days, the Circuit City Group will refund 110 percent of the difference to the customer.

     SUPPLIERS. During fiscal 1996, the Circuit City Group's 10 largest suppliers accounted for approximately 52 percent of merchandise purchased by the Circuit City Group. The Circuit City Group's major suppliers include Sony, Packard Bell, Thomson, Panasonic, Hitachi, NEC, Whirlpool, Hewlett Packard, Zenith, and JVC. Brand-name advertised products are sold by all of the Circuit City Group's retail locations. The Circuit City Group has no significant long-term contracts for the purchase of merchandise.

     In the past, the Circuit City Group has not experienced any continued or ongoing difficulty obtaining satisfactory sources of supply and believes that adequate sources of supply exist for the types of merchandise sold in its stores.

     ADVERTISING. The Circuit City Group relies on considerable amounts of advertising to stimulate Superstore and electronics-only store sales. Expenditures for these items were 4.7 percent of sales in fiscal 1996 (4.7 percent and 5.1 percent in fiscal 1995 and 1994, respectively). Also, as the Circuit City Group adds new stores in existing markets, the increased sales volume improves the efficiency of existing advertising expenditures. The Circuit City Group primarily uses print advertising, including multi-page vehicles and run-of-press newspaper ads, for Superstore and electronics-only store advertising. The Circuit City Group emphasizes the use of multi-page vehicles to allow a more extensive presentation of the broad selection of products and price ranges it carries. These multi-page vehicles are generally distributed in newspapers but are, in some cases, mailed directly to residences outside the newspapers' area of circulation. With a presence in most major metropolitan markets, the Circuit City Group has begun, on a limited basis, to take advantage of national broadcast and print advertising opportunities. Television campaigns include merchandise assortment, price and customer service messages.

     COMPETITION. The brand-name consumer electronics and major appliance business engaged in by the Circuit City Group is highly competitive. The Circuit City Group's competitors include other full-service retailers, self-service retailers, specialty retailers with differing product selections and services, general merchandise retailers and local independent operators. Over the past three years, the Circuit City Group's competition has shifted to include more self-service retailers that often offer a more limited product selection but at highly competitive prices.

     The Circuit City Group uses pricing, selection and service to differentiate itself from the competition. As part of its competitive strategy, the Circuit City Group strives to maintain highly competitive prices and offers every customer the low-price guarantee previously described. The Circuit City Group's Superstores offer a broad product selection that includes 3,200 to 4,000 name-brand items (excluding music software), depending on the selling square footage of the Superstore. Professionally trained sales counselors, convenient credit options, factory-authorized product repair, home delivery, installation centers for automotive electronics, a toll-free product support line and a 30-day return policy reflect the Circuit City Group's strong commitment to customer service.

     CUSTOMER SATISFACTION. Extensive market research is conducted to measure the Circuit City Group's customer service record and to refine the Circuit City Group's consumer offer. More than 300,000 random telephone surveys are conducted each year to track satisfaction among the Circuit City Group's existing customer base. These surveys, conducted from customer transaction records, measure satisfaction with all points of customer interaction, including sales counselors, cashiers, the warehouse staff, the Roadshop installers and home delivery and product service representatives. Quick feedback allows the Circuit City Group to immediately address individual performance issues. Customer Service Index scores for each store recognize strong overall performance and quickly pinpoint management issues that require attention.

     TRAINING. The Circuit City Group staffs its stores with commissioned sales counselors, support personnel (cashiers and stockpersons), a store manager, one or more sales managers and, in larger stores, an operations manager. New sales counselors complete a minimum two-week training program focused on product knowledge, customer service and store operations. Seven regional training facilities are utilized for classroom sessions taught by more than 40 professional trainers, and a state-of-the-art video facility produces audio, video and computer-based training materials. Formalized training for store, sales and operations managers focuses on human resource management, sales management and critical operating procedures. Individual development plans address personal training needs, giving Associates advancement opportunity.

     CONSUMER CREDIT. Because consumer electronics, personal computers and major appliances represent relatively large purchases for the average consumer, the Circuit City Group's business is affected by consumer credit availability, which varies with the state of the economy and the location of a particular store. In fiscal 1996, approximately 18 percent of the Circuit City Group's total sales were made through its private-label credit card and 44 percent through third-party credit sources.

     The Group's credit card bank operation, First North American National Bank (FNANB), was established in fiscal 1991 to handle its private-label credit card business. The credit card operation is located in Marietta, Georgia. Interfacing FNANB with the Circuit City Group's point-of-sale (POS) system has produced a rapid customer credit approval process. A customer's application can be electronically scored, and qualified customers can generally receive approval in under one minute. In addition to increased credit availability, the private-label credit card program provides the Circuit City Group with additional marketing opportunities, including direct mail campaigns to credit card customers and special financing programs for promotions. FNANB's credit extension, customer service and collection operations are fully automated with state-of-the-art technology to maintain the highest possible level of customer service. This technology aids FNANB's aggressive collection philosophy, which is comprised of early and frequent contact with delinquent customers.

     FNANB also manages a growing bankcard portfolio. Receivables generated by both the private-label credit card and bankcard programs are sold to non-affiliated entities under asset securitization programs.

     SYSTEMS. The Circuit City Group's in-store POS system maintains an on-line record of all transactions and allows performance to be tracked by region, store and individual sales counselor. The information gathered by the system supports automatic replenishment of in-store inventory from the regional distribution centers and is incorporated into the Circuit City Group's product buying decisions. The POS system is interfaced with the credit approval system of FNANB. In the stores, electronic signature capture for all credit card purchases, bar code scanning for product returns and repairs, automatic price tag printing for price changes and computerized home delivery scheduling all enhance the Circuit City Group's customer service, eliminating time-consuming administrative tasks for store Associates and reducing costs through smoother store-level execution.

     The Circuit City Group's proprietary Customer Service Information System maintains an on-line history of customer purchases and enables the Circuit City Group to better assist individuals with future purchases by ensuring that new products can be integrated with existing products in the home. It also facilitates product returns and product repair. In addition, this system supports our toll-free product support line. The product support line provides the Circuit City Group's customers with access to skilled product specialists. From their homes, customers can receive immediate answers to basic questions regarding product usage and installation. This service is available only for products purchased at Circuit City.

     DISTRIBUTION. Currently, the Circuit City Group operates          automated
electronic distribution centers. These centers are designed to serve stores within a 500-mile range. They utilize conveyor systems with laser bar code scanners to reduce labor requirements, prevent inventory damage and maintain inventory control. The Circuit City Group also operates smaller distribution centers handling primarily appliances and larger electronics products. The Circuit City Group believes that the use of the distribution centers enables it to efficiently distribute a broad selection of merchandise to its stores, reduce inventory requirements at individual stores, benefit from volume purchasing and maintain accounting control. In addition, the Circuit City Group operates an automated, centralized distribution center for music software. Virtually all of the Circuit City Group's Superstore and electronics-only store merchandise is distributed through its distribution centers.

     SERVICE. The Circuit City Group offers service and repair for nearly all the products it sells. Customers also are able to purchase extended warranty plans on most of the merchandise the Circuit City Group sells.

     Currently, the Circuit City Group has   regional, factory-authorized repair
facilities. To meet customer needs, merchandise needing service or repair usually is moved by truck from the stores to the Circuit City Group's nearest regional service facility and is returned to the customer at the store after repair. The Circuit City Group also has in-home technicians who service large items not conveniently carried to a store.

     Extended warranty plans extend coverage beyond the normal manufacturer's warranty period, usually with terms of coverage (including the manufacturer's warranty period) between 12 and 60 months. Late in fiscal 1994, the Circuit City Group began selling two new extended warranty programs on behalf of unrelated third parties that issue these plans for merchandise sold by the Circuit City Group and other retailers. One of these programs is sold in most major markets and features in-home service for personal computer products. The second program covers consumer electronics and major appliances and was offered by approximately two-thirds of the Circuit City Group's Superstores at
            . The Circuit City Group sells its own extended warranty contracts in markets where the third-party programs are not available.

     SEASONALITY. Like other retail businesses, the Circuit City Group's sales are greater in the fourth quarter of the fiscal year than in other periods of the fiscal year because of holiday buying patterns. A corresponding pre-seasonal inventory build-up is associated with this sales volume. This increased sales volume results in a lower ratio of fixed costs to sales and produces a higher ratio of operating income to sales in the fourth fiscal quarter.

     EMPLOYEES. On                      , 1996, the Circuit City Group had
hourly and       salaried employees and      sales employees working on a
commission basis. Additional personnel are employed during peak selling seasons. Management of the Circuit City Group considers its relationship with its employees to be good. None of the Circuit City Group's employees is subject to a collective bargaining agreement.

                               CIRCUIT CITY GROUP

                         INDEX TO FINANCIAL INFORMATION

                                                                                                                           PAGE
                                                                                                                         ---------
MANAGEMENT'S DISCUSSION AND ANALYSIS..................................................................................        VI-5
FINANCIAL STATEMENTS
  Statements of Earnings -- Years Ended February 29 or 28, 1996, 1995 and 1994........................................       VI-10
  Balance Sheets -- February 29 or 28, 1996 and 1995..................................................................       VI-11
  Statements of Cash Flows -- Years Ended February 29 or 28, 1996, 1995 and 1994......................................       VI-12
  Statements of Group Equity -- Years Ended February 29 or 28, 1996, 1995 and 1994....................................       VI-13
  Notes to Group Financial Statements.................................................................................       VI-14
  Report of KPMG Peat Marwick LLP, Independent Auditors...............................................................       VI-25
INTERIM FINANCIAL STATEMENTS
  Statements of Earnings -- Six Months Ended August 31, 1996 and 1995 (unaudited).....................................       VI-26
  Balance Sheets -- August 31, 1996 (unaudited) and February 29, 1996.................................................       VI-27
  Statements of Cash Flows -- Six Months Ended August 31, 1996 and 1995 (unaudited)...................................       VI-28
  Notes to Group Financial Statements (unaudited).....................................................................       VI-29

                               CIRCUIT CITY GROUP

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

RESULTS OF OPERATIONS -- FISCAL YEARS 1996, 1995 AND 1994

  SALES GROWTH

     Total sales increased 23 percent in fiscal 1996, to $6.75 billion. In fiscal 1995, total sales were $5.51 billion, a 34 percent increase from $4.11 billion in fiscal 1994.

PERCENTAGE SALES CHANGE FROM PRIOR YEAR

                                                           CIRCUIT CITY GROUP
                                                          ---------------------
                                                           ALL       COMPARABLE     INDUSTRY
FISCAL                                                    STORES       STORES        SALES*
                                                          ------     ----------     --------
1996..................................................      23%           5%            6%
1995..................................................      34%          15%           11%
1994..................................................      26%           8%            7%
1993..................................................      17%           7%            7%
1992..................................................      18%           1%            0%

     * THE INDUSTRY SALES RATES ARE DERIVED FROM ELECTRONICS INDUSTRIES ASSOCIATION, ASSOCIATION OF HOME APPLIANCE MANUFACTURERS, RECORDING INDUSTRY ASSOCIATION OF AMERICA AND ESTIMATES OF AUDIO, VIDEO, HOME OFFICE, TELECOMMUNICATIONS, APPLIANCE AND MUSIC SOFTWARE SALES. MUSIC SOFTWARE IS INCLUDED IN INDUSTRY SALES PRIOR TO FISCAL 1995. IN THOSE YEARS, THE CIRCUIT CITY GROUP WAS NOT A SIGNIFICANT PARTICIPANT IN THIS CATEGORY.

     CIRCUIT CITY GROUP OPERATIONS. The Circuit City Group's (the "Group's") total sales growth primarily reflects continued expansion of the Superstore base and strong comparable store sales growth from the Group's operations during most of the last three years. In fiscal 1996, the Group opened a net of 66 Superstores compared with 59 Superstores in the previous fiscal year. Twelve of the fiscal 1996 stores opened in the last month of the year. The Group entered the following major metropolitan markets: Buffalo, NY.; Denver, Colo.; Hartford, Conn.; Milwaukee, Wisc.; Rochester, N.Y.; Salt Lake City, Utah; and Springfield, Mass. The Group also opened stores in smaller markets, added stores to existing markets and replaced or expanded 15 stores.

     The Group operates four Circuit City Superstore formats with square footage and merchandise assortments tailored to population and volume expectations for specific trade areas. With these formats, the Group can penetrate virtually every market in the U.S. The "D" format was developed in fiscal 1995 to serve the most populous trade areas. Selling space in the "D" format averages abut 23,000 square feet with total square footage averaging 42,242. The "D" stores offer the largest merchandise assortment of all the formats. The "C" format constitutes the largest percent of the store base. Selling square footage in this format has been increased during the last several years, and new "C" stores typically have about 17,000 square feet of selling space. Total square footage for all "C" stores averages 33,828. The "B" format often is located in smaller markets or in trade areas that are on the fringes of larger metropolitan markets. Selling space in these stores averages approximately 11,000 square feet with an average total square footage of 24,685. The "B" stores offer a broad merchandise assortment that maximizes return on investment in these lower volume areas. The "A" format serves the least populated trade areas. Selling space averages approximately 9,000 square feet, and total square footage averages 18,026. The "A" stores feature a layout, staffing levels and merchandise assortment that creates high productivity in the smallest markets.

     The Group also operates 36 mall-based Circuit City Express stores. These stores are located in regional malls, are approximately 2,000 to 3,000 square feet in size and sell small, gift-oriented items. During fiscal 1996, the Group opened five Circuit City Express stores and closed four stores located in underperforming malls.

STORE MIX

                                                                  RETAIL UNITS AT YEAR END
                                                          ----------------------------------------
FISCAL                                                    1996     1995     1994     1993     1992
                                                          ----     ----     ----     ----     ----
Superstore
  "D" Superstore......................................     61       12       --       --       --
  "C" Superstore......................................    259      257      219      188      170
  "B" Superstore......................................     46       37       30       24       11
  "A" Superstore......................................     12        6        4        2        2
Electronics-Only......................................      5        5        7        7       11
Circuit City Express..................................     36       35       34       39       34
                                                          ----     ----     ----     ----     ----
Total.................................................    419      352      294      260      228
                                                          ----     ----     ----     ----     ----
                                                          ----     ----     ----     ----     ----

     Over the past three years, industry growth in personal computers has driven strong comparable store sales increases. During the first half of fiscal 1996, rapid PC sales growth and relatively strong demand for consumer electronics and major appliances contributed to a 10 percent comparable store sales increase. Challenging prior year sales comparisons and softer industry sales in all categories led to a more modest increase of 1 percent for the second half and 5 percent for the full year. Based on market research and sales performance, the Group believes that it continues to maintain substantial shares in existing markets and to build significant shares in new markets.

     Gross dollar sales from all extended warranty programs were 5.9 percent of sales in fiscal year 1996, compared with 5.8 percent in both fiscal 1995 and 1994. Total extended warranty revenue, which is reported in total sales, was 5.1 percent of sales in fiscal year 1996, 5.4 percent in fiscal year 1995 and 4.8 percent in fiscal year 1994. The gross profit margins on products sold with extended warranties are higher than the gross profit margins on products sold without extended warranties. Late in fiscal 1994, the Group began selling two new extended warranty programs on behalf of unrelated third parties that issue these plans for merchandise sold by the Group and other retailers. One of these programs is sold in most major markets and features in-home service for personal computer products. The second program covers electronics and major appliances and at year-end was offered by approximately two-thirds of the Superstores. The remaining stores sell a Circuit City extended warranty. Under the third-party programs, the Group acts as seller for the unrelated third parties and has no contractual liability to the customer under the extended warranty plans. Commission revenue from the third-party extended warranty plans is recognized immediately while revenue from Circuit City extended warranties is deferred and amortized on a straight-line basis over the life of the contracts. In fiscal 1996, the increase in third-party revenue was more than offset by a decrease in revenue recognized from Circuit City contracts sold in prior periods. The increase in third-party warranty sales contributed to the growth in total extended warranty revenue from fiscal 1994 to fiscal 1995. Third-party extended warranty revenue was 3.0 percent of total sales in fiscal 1996, 2.3 percent in fiscal 1995 and 0.7 percent in fiscal 1994. The Group expects third-party extended warranty revenue to continue increasing in fiscal 1997.

SUPERSTORE SALES PER TOTAL SQUARE FOOT

FISCAL
1996.................................................................................................................    $577
1995.................................................................................................................    $584
1994.................................................................................................................    $523
1993.................................................................................................................    $487
1992.................................................................................................................    $460

     SUPERSTORE SALES PER TOTAL SQUARE FOOT. Over the last five years, the Group has significantly increased the percentage of store square footage devoted to selling space. Expanded merchandise assortments and additional product categories such as personal computers and music software contribute to higher sales per total square foot in some stores. In fiscal 1995, the total square footage of new stores began to increase. The larger stores generate high sales volumes in specific trade areas but have lower sales per total square foot than smaller Superstores. As a result, Superstore sales per total square foot declined in fiscal 1996.

SALES BY MERCHANDISE CATEGORIES*

FISCAL                                                    1996     1995     1994     1993     1992
                                                          ----     ----     ----     ----     ----
TV....................................................     17 %     19 %     20 %     23 %     23 %
VCR/Camcorders........................................     13 %     14 %     17 %     19 %     20 %
Audio*................................................     19 %     22 %     23 %     23 %     26 %
Home Office...........................................     26 %     20 %     12 %      7 %      5 %
Appliances............................................     14 %     15 %     18 %     19 %     19 %
Other*................................................     11 %     10 %     10 %      9 %      7 %
                                                          ----     ----     ----     ----     ----
Total.................................................    100 %    100 %    100 %    100 %    100 %
                                                          ----     ----     ----     ----     ----
                                                          ----     ----     ----     ----     ----

     * IN FISCAL 1996, THE GROUP MOVED CELLULAR PHONES FROM THE "AUDIO" CATEGORY TO THE "OTHER" CATEGORY AND MOVED CERTAIN AUDIO PRODUCTS FROM THE "OTHER" CATEGORY TO THE "AUDIO" CATEGORY. SALES OF THESE PRODUCTS HAVE BEEN RECLASSIFIED FOR PRIOR YEARS.

     SALES BY MERCHANDISE CATEGORIES. Home office products, primarily personal computers, have increased dramatically as a percentage of sales during the past five years. This growth reflects a rapid increase in household penetration of this product and the strength of Circuit City's consumer offer in the category. Within the consumer electronics categories, the greatest sales growth has occurred among the fully featured products such as large-screen televisions and SurroundSound audio systems. A lack of new product features and declining retail prices for small-screen televisions and video cassette recorders have limited sales growth in the video categories. A proliferation of retail outlets and increased household penetration have reduced cellular phone sales, which are included in "Other."

     IMPACT OF INFLATION. Inflation has not been a significant contributor to industry growth or to the Group's sales growth during the last five years. The Group expects no significant change in this trend. Because the Group purchases substantially all products, including consumer electronics, in U.S. dollars, prices are not directly impacted by the value of the dollar in relation to other foreign currencies, including the Japanese yen.

  COST OF SALES, BUYING AND WAREHOUSING

     The gross profit margin declined to 23.9 percent of sales in fiscal 1996 compared with 25.1 percent in fiscal 1995 and 26.8 percent in fiscal 1994. The gross profit margin trend reflects growth in personal computer sales, which produce gross profit margins lower than the Group's average; increased competition; and a highly promotional climate.

  SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     The Group's lower gross profit margin has been partly offset by improvements in selling, general and administrative expenses as a percent of sales. The expense ratio was 19.2 percent of sales in fiscal 1996, 19.9 percent in fiscal 1995 and 21.5 percent in fiscal 1994. The improvement in the expense ratio primarily reflects total and comparable store sale growth achieved throughout the three-year period, an ongoing focus on maximizing store productivity and productivity of corporate overhead expenditures and a net contribution from the credit card bank subsidiary.

     Operating profits generated by the credit card bank operation are recorded as a reduction to SG&A expenses. Throughout the three-year period, the bank operation has benefited from a generally low interest rate environment, which lowers the bank's cost of funds.

  INTEREST EXPENSE

     Interest expense increased to 0.3 percent of sales in fiscal 1996, from 0.2 percent in fiscal 1995 and 0.1 percent in fiscal 1994. Interest expense is incurred on allocated debt used for store expansion and inventory and receivables growth.

  INCOME TAXES

     The Group's effective income tax rate was 37.6 percent in both fiscal 1996 and fiscal 1995 and 36.7 in fiscal 1994. An increase in the federal statutory income tax rate in fiscal 1994 required a revaluation of the deferred tax asset. That revaluation had a favorable impact on the fiscal 1994 provision for income taxes and resulted in the lower effective tax rate for that fiscal year. The higher federal statutory income tax rate increased the effective tax rate for the latter half of fiscal 1994 and throughout fiscal years 1995 and 1996.

  EARNINGS BEFORE INTER-GROUP INTEREST IN THE CARMAX GROUP

     Earnings rose 7 percent to $184.6 million in fiscal 1996. In fiscal 1995, net earnings were $172.0 million, a 28 percent increase from $134.2 million in fiscal 1994.

  RETURN ON SALES

     Return on sales before Inter-Group Interest in the CarMax Group was 2.8 percent in fiscal 1996 compared with 3.1 percent in fiscal 1995 and 3.3 percent in fiscal 1994.

  OPERATIONS OUTLOOK

     Looking forward, management believes that continued investment in Superstore expansion will maximize long-term shareholder value. Management estimates that in fiscal 1997 the remaining markets suitable for Superstore expansion will represent $37 billion of the consumer electronics, home office, major appliance and music software industry's total retail sales potential of $95 billion. By the year 2000, the Group expects to expand the Superstore base into most of these markets. In fiscal 1997, the Group expects to open an estimated 60 to 65 Superstores, including approximately 20 "D" stores, 32 "C" stores, 10 "B" stores and three "A" stores. Approximately 35 of the new Superstores will open in new markets. The Group also plans to replace approximately 15 to 20 "B" and "C" stores with larger format stores and to open additional Circuit City Express stores.

     Although the Group expects lower pre-tax and net profit margins in fiscal 1997, management believes that the Group's financial performance and market research indicate that the Group is well-positioned competitively and financially to produce strong long-term returns and that its expansion plans will further increase long-term earnings potential.

FINANCIAL CONDITION

  LIQUIDITY AND CAPITAL RESOURCES

     In fiscal 1996, net cash used in operating activities was $71.5 million compared with $115.0 million provided by operating activities in fiscal 1995 and $128.3 million provided by operating activities in fiscal 1994. The fiscal 1996 decrease principally reflects the limited earnings growth and lower increases in the provision for deferred income taxes and in accounts payable, accrued expenses, other current liabilities and accrued income taxes. In fiscal 1995 an increase in merchandise inventory to support sales growth and store expansion was offset by an increase in the provision for deferred income taxes.

     Cash used in operating activities was $22.1 million for the six-month period ended August 31, 1996. This was due primarily to limited earnings growth and an $88.3 million increase in net accounts receivable. The growth in net accounts receivable should slow in the third quarter as additional receivables are securitized.

     The Group funds capital expenditures with a combination of sales of real property through sale-leaseback transactions and landlord reimbursements, and from allocated short- and long-term debt. Capital expenditures of $491.4 million in fiscal 1996 principally reflect Superstores opened during the year and a portion of the Superstores opening in fiscal 1997. The sale-leaseback and landlord reimbursement transactions completed in fiscal 1996 of $225.7 million are largely related to real estate purchased in fiscal years 1996 and 1995. Capital expenditures of $342.4 million in fiscal 1995 and $245.0 million in fiscal 1994 largely were incurred in connection with the Superstore expansion program.

     Capital expenditures during the six-month period ended August 31, 1996, totaled $201.4 million of which $122.3 million of the acquired assets were disposed of through sale-leaseback transactions or landlord reimbursements.

     The Group's credit card bank operation primarily funds its credit card programs through securitization transactions, which allow the sale of receivables while retaining a small interest in the receivables. The credit card bank operation has a master trust securitization facility for its private-label credit card that allows the transfer of up to $1.06 billion in receivables through both private placement and the public market. At February 29, 1996, a second securitization program allowed for the transfer of up to $850 million ($1.2 billion at August 31, 1996) in receivables related to the bankcard programs. The Group expects that all securitization programs can be expanded to accommodate future receivables growth.

     The Group relies on the Company's external debt attributable to the Group to fund operating deficits and to provide working capital needed to fund net assets not otherwise disposed of through sale-leasebacks or receivables securitizations. All significant financial activities of the Group are managed by the Company on a centralized basis and are dependent on the financial condition of the Company. Such financial activities include the investment of surplus cash, issuance and repayment of debt, securitization of receivables and sale leasebacks of real estate.

RESULTS OF OPERATIONS -- FIRST SIX MONTHS OF FISCAL 1997 VERSUS FIRST SIX MONTHS OF FISCAL 1996

  SALES GROWTH

     For the first six months of fiscal 1997, total sales increased 9 percent to $3.13 billion from $2.86 billion in the same period last year. The growth reflects the additional sales from new stores, partly offset by a comparable store sales decline of 6 percent. The lower comparable store sales reflect strong prior year comparisons, weak industry sales and an intense promotional climate.

     Gross dollar sales from all extended warranty programs were 6.3 percent of sales in the first six months of fiscal 1997 compared with 6.0 percent in the first six months of fiscal 1996. Third-party warranty revenue rose to 3.6 percent of sales in this year's first half from 3.0 percent in the same period last year. The total extended warranty revenue that is reported in total sales was 5.5 percent of sales in this year's first half compared with 5.7 percent in the first half of last year.

  SEASONALITY

     Like other retail businesses, the Group's sales are greater in the fourth quarter of the fiscal year than in any of the first three quarters because of holiday buying patterns. The net earnings of any interim quarter are seasonally disproportionate to net sales since administrative and certain operating expenses remain relatively constant during the year. Therefore, interim results should not be relied upon as necessarily indicative of results for the entire fiscal year.

  GROSS PROFIT

     Gross profit as a percentage of sales was 23.5 percent in the first six months of fiscal 1997 compared with 23.6 percent in the first six months of fiscal 1996. The lower margin reflects the weak industry sales and the resulting intensity in the promotional climate, which was mostly offset by an improved product mix.

  SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Selling, general and administrative expenses increased as a percentage of sales to 20.7 percent in the first six months of fiscal 1997 from 19.6 percent in the first six months of fiscal 1996. This increase primarily reflects the impact of lower comparable store sales and the less favorable productivity of larger-square-footage stores. These factors were partly offset by the increased contribution from the credit card bank subsidiary.

  INTEREST EXPENSE

     Interest expense was 0.3 percent of sales in the first six months of fiscal 1997 compared with 0.2 percent in the first six months of fiscal 1996.

  INCOME TAXES

     The effective income tax rate was 38.0 percent in the first six months of fiscal 1997 versus 37.6 percent in the same period last year.

  EARNINGS BEFORE INTER-GROUP INTEREST IN CARMAX GROUP

     Earnings for the first six months of fiscal 1997 were $49.0 million versus $68.0 million in the first half of fiscal 1996. The lower earnings reflect declines in industry sales and the intense promotional climate.

  IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The standard is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and shall be applied prospectively. The Group does not expect the standard to have a material impact on financial position or results of operations.

FORWARD-LOOKING STATEMENTS

     This report contains forward-looking statements, which are subject to risks and uncertainties, including, but not limited to, risks associated with the development of a new retail concept. Additional discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in the Company's 1996 Annual Report on Form 10-K.

                               CIRCUIT CITY GROUP

                             STATEMENTS OF EARNINGS

                                                                               YEARS ENDED FEBRUARY 29 OR 28
                                                             -----------------------------------------------------------------
                                                                1996         %         1995         %         1994         %
                                                             ----------    -----    ----------    -----    ----------    -----
(AMOUNTS IN THOUSANDS)

NET SALES AND OPERATING REVENUES..........................   $6,753,266    100.0    $5,505,945    100.0    $4,114,239    100.0
Cost of sales, buying and warehousing.....................    5,142,009     76.1     4,125,800     74.9     3,010,557     73.2
                                                             ----------    -----    ----------    -----    ----------    -----
GROSS PROFIT..............................................    1,611,257     23.9     1,380,145     25.1     1,103,682     26.8
                                                             ----------    -----    ----------    -----    ----------    -----
Selling, general and administrative expenses
  (Notes 3 and 9).........................................    1,293,990     19.2     1,095,578     19.9       887,016     21.5
Interest Expense (Notes 3 and 5)..........................       21,325      0.3         8,985      0.2         4,630      0.1
                                                             ----------    -----    ----------    -----    ----------    -----
TOTAL EXPENSES............................................    1,315,315     19.5     1,104,563     20.1       891,646     21.6
                                                             ----------    -----    ----------    -----    ----------    -----
Earnings before income taxes and Inter-Group Interest in
  the CarMax Group........................................      295,942      4.4       275,582      5.0       212,036      5.2
Provision for income taxes (Notes 3 and 6)................      111,332      1.6       103,600      1.9        77,839      1.9
                                                             ----------    -----    ----------    -----    ----------    -----
Earnings before Inter-Group Interest in the
  CarMax Group............................................      184,610      2.8       171,982      3.1       134,197      3.3
Net loss related to Inter-Group Interest in the
  CarMax Group (Note 2)...................................        5,235      0.1         4,107      0.1         1,797      0.1
                                                             ----------    -----    ----------    -----    ----------    -----
NET EARNINGS..............................................   $  179,375      2.7    $  167,875      3.0    $  132,400      3.2
                                                             ----------    -----    ----------    -----    ----------    -----
                                                             ----------    -----    ----------    -----    ----------    -----

See accompanying notes to group financial statements.

                               CIRCUIT CITY GROUP

                                 BALANCE SHEETS

                                                                                                       AT FEBRUARY 29 OR 28
                                                                                                     ------------------------
                                                                                                        1996          1995
                                                                                                     ----------    ----------
(AMOUNTS IN THOUSANDS)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.......................................................................   $   41,485    $   44,803
  Net accounts and notes receivable (Note 10).....................................................      307,833       220,239
  Merchandise inventory...........................................................................    1,261,511       989,305
  Deferred income taxes (Note 6)..................................................................       29,272        26,395
  Prepaid expenses and other current assets.......................................................       16,627        13,573
                                                                                                     ----------    ----------
     TOTAL CURRENT ASSETS.........................................................................    1,656,728     1,294,315
  Property and equipment, net (Notes 4 and 5).....................................................      754,405       573,301
  Deferred income taxes (Note 6)..................................................................           --         4,854
  Other assets....................................................................................       16,080        17,991
                                                                                                     ----------    ----------
     TOTAL ASSETS.................................................................................   $2,427,213    $1,890,461
                                                                                                     ----------    ----------
                                                                                                     ----------    ----------

LIABILITIES AND GROUP EQUITY
CURRENT LIABILITIES:
  Current installments of long-term debt (Notes 5 and 8)..........................................   $    1,436    $    2,378
  Accounts payable................................................................................      592,089       570,102
  Short-term debt (Note 5)........................................................................       74,037            --
  Accrued expenses and other current liabilities..................................................      122,625       112,875
  Accrued income taxes............................................................................        9,375        13,533
                                                                                                     ----------    ----------
     TOTAL CURRENT LIABILITIES....................................................................      799,562       698,888
  Long-term debt, excluding current installments (Notes 5 and 8)..................................      320,642        66,976
  Deferred revenue and other liabilities..........................................................      212,563       241,167
  Inter-Group Interest in the CarMax Group (Note 2)...............................................       11,201         5,966
  Deferred income taxes (Note 6)..................................................................       19,324            --
                                                                                                     ----------    ----------
     TOTAL LIABILITIES............................................................................    1,363,292     1,012,997
                                                                                                     ----------    ----------
     GROUP EQUITY.................................................................................    1,063,921       877,464
                                                                                                     ----------    ----------
  Commitments and contingent liabilities (Notes 1, 7, 8, 10, 11 and 13)
     TOTAL LIABILITIES AND GROUP EQUITY...........................................................   $2,427,213    $1,890,461
                                                                                                     ----------    ----------
                                                                                                     ----------    ----------

See accompanying notes to group financial statements.

                               CIRCUIT CITY GROUP

                            STATEMENTS OF CASH FLOWS

                                                                                             YEARS ENDED FEBRUARY 29 OR 28
                                                                                          -----------------------------------
                                                                                            1996         1995         1994
                                                                                          ---------    ---------    ---------
(AMOUNTS IN THOUSANDS)
OPERATING ACTIVITIES:
  Net earnings.........................................................................   $ 179,375    $ 167,875    $ 132,400
  Adjustments to reconcile net earnings to net cash (used in) provided by operating activities:
     Net loss related to Inter-Group Interest in the CarMax Group......................       5,235        4,107        1,797
     Depreciation and amortization.....................................................      78,991       66,607       54,952
     Loss on sales of property and equipment...........................................       5,600        2,199        1,910
     Provision for deferred income taxes...............................................      21,301       73,333      (16,995)
     (Decrease) increase in deferred revenue and other liabilities.....................     (28,604)     (27,102)      36,215
     Increase in net accounts and notes receivable.....................................     (87,594)     (41,574)     (59,671)
     Increase in merchandise inventory, prepaid expenses and other current assets......    (275,260)    (281,394)    (192,442)
     Decrease (increase) in other assets...............................................       1,911       (3,819)        (522)
     Increase in accounts payable, accrued expenses and other current liabilities, and
      accrued income taxes.............................................................      27,579      154,757      170,621
                                                                                          ---------    ---------    ---------
  Net cash (used in) provided by operating activities..................................     (71,466)     114,989      128,265
                                                                                          ---------    ---------    ---------
INVESTING ACTIVITIES:
  Purchases of property and equipment..................................................    (491,399)    (342,416)    (244,972)
  Proceeds from sales of property and equipment........................................     225,704      137,181      122,029
                                                                                          ---------    ---------    ---------
  Net cash used in investing activities................................................    (265,695)    (205,235)    (122,943)
                                                                                          ---------    ---------    ---------
FINANCING ACTIVITIES:
  Proceeds from issuance of short-term debt, net.......................................      74,037           --           --
  Proceeds from issuance of (principal payments on) long-term debt, net................     252,724       62,263      (75,573)
  Equity issuances, net................................................................      18,245        8,352       10,150
  Dividends paid.......................................................................     (11,163)      (9,155)      (7,674)
                                                                                          ---------    ---------    ---------
  Net cash provided by (used in) financing activities..................................     333,843       61,460      (73,097)
                                                                                          ---------    ---------    ---------
Decrease in cash and cash equivalents..................................................      (3,318)     (28,786)     (67,775)
Cash and cash equivalents at beginning of year.........................................      44,803       73,589      141,364
                                                                                          ---------    ---------    ---------
Cash and cash equivalents at end of year...............................................   $  41,485    $  44,803    $  73,589
                                                                                          ---------    ---------    ---------
                                                                                          ---------    ---------    ---------

See accompanying notes to group financial statements.

                               CIRCUIT CITY GROUP

                           STATEMENTS OF GROUP EQUITY

                                                                                                                  GROUP EQUITY
                                                                                                                  ------------
(AMOUNTS IN THOUSANDS)
BALANCE AT MARCH 1, 1993.......................................................................................    $  575,516
                                                                                                                  ------------
  Net earnings.................................................................................................       132,400
  Equity issuances, net........................................................................................        10,150
  Cash dividends...............................................................................................        (7,674)
                                                                                                                  ------------
BALANCE AT FEBRUARY 28, 1994...................................................................................       710,392
                                                                                                                  ------------
  Net earnings.................................................................................................       167,875
  Equity issuances, net........................................................................................         8,352
  Cash dividends...............................................................................................        (9,155)
                                                                                                                  ------------
BALANCE AT FEBRUARY 28, 1995...................................................................................       877,464
                                                                                                                  ------------
  Net earnings.................................................................................................       179,375
  Equity issuances, net........................................................................................        18,245
  Cash dividends...............................................................................................       (11,163)
                                                                                                                  ------------
BALANCE AT FEBRUARY 29, 1996...................................................................................    $1,063,921
                                                                                                                  ------------
                                                                                                                  ------------

See accompanying notes to group financial statements.

                               CIRCUIT CITY GROUP

                      NOTES TO GROUP FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The Board of Directors of Circuit City Stores, Inc. (the "Company") has adopted a proposal (the "CarMax Stock Proposal") which, if approved by shareholders and implemented by the Board of Directors, would effect a comprehensive plan that will result in a restructuring of the existing Common Stock of the Company into two new series of Common Stock intended to reflect separately the performance of the Company's two main businesses -- the consumer electronics, major appliances, personal computer and music software retail business, including its interest in the CarMax Group referred to below (the "Circuit City Group"), and the used and new car retail business (the "CarMax Group"). Under the CarMax Stock Proposal, each share of the Company's existing Common Stock would be redesignated as a share of a new series of Common Stock to be called Circuit City Stores, Inc. -- Circuit City Group Common Stock, par value $0.50 per share ("Circuit City Stock"), which is intended to reflect separately the performance of the Circuit City Group, which is generally comprised of (i) the Company's consumer electronics, major appliances, personal computer and music software retail business, (ii) an interest in the CarMax Group, which excludes the interest represented by any outstanding shares of CarMax Stock, as described below, and (iii) all other businesses in which the Company or any of its subsidiaries may be engaged (other than those comprising the CarMax Group). In addition, the Board of Directors would be authorized to designate and issue shares of a new series of Common Stock to be called Circuit City Stores, Inc. -- CarMax Group Common Stock, par value $0.50 per share ("CarMax Stock"), which is intended to reflect separately the performance of the CarMax Group. The accompanying group financial statements include the accounts of the Circuit City Group. All significant intercompany balances and transactions have been eliminated. The Circuit City Group and the CarMax Group are sometimes referred to collectively as the "Groups" and individually as a "Group."

     Following approval of the CarMax Stock Proposal, the Company currently intends, subject to prevailing market and other conditions, to offer shares of CarMax Stock initially representing 15 percent to 20 percent of the equity value of the CarMax Group, as determined by the Board of Directors, to the public for cash in a public offering (the "Offering"). The Company intends to allocate the proceeds of the Offering to the CarMax Group. Upon completion of the Offering, the Circuit City Group will hold an interest (the "Inter-Group Interest") in 80 percent to 85 percent of the equity value of the CarMax Group.

     The Circuit City Group and the CarMax Group financial statements comprise all of the accounts included in the corresponding consolidated financial statements of the Company. The separate Group financial statements give effect to the management and allocation policies adopted by the Board of Directors, as described under "Corporate Activities" below. The Circuit City Group financial statements have been prepared on a basis that management believes to be reasonable and appropriate and include (i) the historical financial position, results of operations and cash flows of the Circuit City Group, (ii) an allocated portion of the Company's debt, including the related effects upon results of operations and cash flows, (iii) an allocated portion of the Company's corporate general and administrative costs and (iv) the Inter-Group Interest held by the Circuit City Group in the CarMax Group.

     If the CarMax Stock Proposal is approved and implemented, the Company will provide to holders of both Circuit City Stock and CarMax Stock separate financial statements, management's discussion and analysis of results of operations and financial condition, description of business and other relevant information for the Circuit City Group, the CarMax Group and the Company. Notwithstanding the attribution of the Company's assets and liabilities (including contingent liabilities) and stockholders' equity between the Circuit City Group and the CarMax Group for the purposes of preparing their respective financial statements, holders of Circuit City Stock and holders of CarMax Stock will be shareholders of the Company and will continue to be subject to all of the risks associated with an investment in the Company and all of its businesses, assets and liabilities. Such attribution and the change in the equity structure of the Company contemplated by the CarMax Stock Proposal will not affect title to the assets or responsibility for the liabilities of the Company or any of its subsidiaries. As a result, the CarMax Stock Proposal will not affect the rights of holders of the Company's or any of its subsidiaries' debt. The results of operations or financial condition of either Group could affect the results of operations or financial condition of the other Group and the market price of the series of Common Stock relating to that Group. In addition, any net losses of the Circuit City Group or the CarMax Group and dividends or distributions on, or repurchases of, Circuit City Stock or CarMax Stock will reduce the assets of the Company legally available for payment of dividends on both the Circuit City Stock and the CarMax Stock. Accordingly, the Circuit City Group's financial information should be read in conjunction with the Company's consolidated financial information and the CarMax Group's financial information.

                               CIRCUIT CITY GROUP

     The management and allocation policies applicable to the preparation of the financial statements of the Circuit City Group and the CarMax Group may be modified or rescinded, or additional policies may be adopted, at the sole discretion of the Board of Directors without approval of the shareholders, although the Board of Directors has no present plans to do so. Any determination of the Board of Directors to modify or rescind such policies, or to adopt additional policies, including any such decision that would have disparate effects upon holders of Circuit City Stock and holders of CarMax Stock, would be made by the Board of Directors in its good faith business judgment of the Company's best interests, taking into consideration the interests of all common shareholders.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) CASH AND CASH EQUIVALENTS

     Cash equivalents of $10,113,000 and $18,719,000 at February 29, 1996, and February 28, 1995, respectively, consist of highly liquid debt securities with original maturities of three months or less.

  (B) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company enters into financial instruments on behalf of the Circuit City Group. The carrying value of the Circuit City Group's financial instruments, excluding interest rate swap agreements ("swaps"), approximates fair value due to variable interest rates on long-term debt and the short-term maturities of the assets and other liabilities. Credit risk is the exposure created by the potential nonperformance of another material party to an agreement due to changes in economic, industry or geographic factors. Credit risk is mitigated by dealing only with counterparties that are highly rated by several financial rating agencies. Accordingly, the Circuit City Group does not anticipate loss for nonperformance. All financial instruments are diversified along industry, product and geographic areas. As discussed in Note 11, swaps are not held for trading purposes and, therefore, are not carried at fair value.

  (C) MERCHANDISE INVENTORY

     Inventory is stated at the lower of cost or market. Cost is determined by the average cost method.

  (D) PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line method over the assets' estimated useful lives, which range from three to 25 years.

     Property held under capital leases is stated at the lower of the present value of the minimum lease payments at the inception of the lease or market value and is amortized straight-line over the lease term or the estimated useful life of the asset, whichever is shorter.

  (E) PRE-OPENING EXPENSES

     Expenses associated with the opening of new stores are deferred and amortized ratably over the period from the date of the store opening to the end of the fiscal year.

  (F) INCOME TAXES

     Income taxes are accounted for in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes, measured by applying currently enacted tax laws. A deferred tax asset is recognized if it is more likely than not that a benefit will be realized.

                               CIRCUIT CITY GROUP

  (G) DEFERRED REVENUE

     The Circuit City Group sells its own extended warranty contracts and extended warranty contracts on behalf of unrelated third parties. The contracts extend beyond the normal manufacturer's warranty period, usually with terms of coverage (including the manufacturer's warranty period) between 12 and 60 months.

     All revenue from the sale of the Circuit City Group's own extended warranty contracts is deferred and amortized on a straight-line basis over the life of the contracts. Incremental direct contract costs related to the sale of contracts are deferred and charged to expense in proportion to the revenue recognized. All other costs are charged to expense as incurred. Commission revenue for the unrelated third-party extended warranty plans is recognized at the time of sale.

  (H) INTER-GROUP INTEREST

     Under the CarMax Stock Proposal, prior to the Offering or any other issuance of CarMax Stock, the Circuit City Group would have a 100 percent Inter-Group Interest in the CarMax Group. Following completion of such Offering, it is currently anticipated that the Circuit City Group would have an 80 percent to 85 percent Inter-Group Interest in the CarMax Group. For purposes of these group financial statements, the Circuit City Group's Inter-Group Interest in the equity value of the Company attributable to the CarMax Group has been reflected as "Inter-Group Interest in the CarMax Group" in the Circuit City Group balance sheets. Similarly, the net losses of the CarMax Group attributable to the Circuit City Group's Inter-Group Interest are reflected as "Net loss related to Inter-Group Interest in the CarMax Group" in the Circuit City Group statements of earnings. Accordingly, all amounts corresponding to the Circuit City Group's Inter-Group Interest in the CarMax Group in these group financial statements represent the Circuit City Group's proportional interest in the businesses, assets and liabilities and income and expenses of the CarMax Group.

     The carrying value of the Circuit City Group's Inter-Group Interest in the CarMax Group would be increased proportionally for net income (or decreased for net loss) of the CarMax Group. In addition, in the event of any dividend or other distribution on CarMax Stock, an amount that is proportionate to the aggregate amount so paid in respect to shares of CarMax Stock would be transferred to the Circuit City Group from the CarMax Group with respect to its Inter-Group Interest and would reduce the related book value. In addition to the effect of the Offering, the fractional amount of the Circuit City Group's Inter-Group Interest in the CarMax Group would be increased or decreased in certain other circumstances described in the proposed amendment to the Company's Amended and Restated Articles of Incorporation.

  (I) SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Operating profits generated by the credit card bank subsidiary are recorded as a reduction to selling, general and administrative expenses.

  (J) ADVERTISING EXPENSES

     All advertising costs are expensed as incurred.

  (K) EARNINGS PER SHARE

     Historical earnings per share is omitted from the statements of earnings since the Circuit City Stock was not part of the capital structure of the Company for the periods presented. Following implementation of the CarMax Stock Proposal, the method of calculating earnings per share for the Circuit City Group would reflect the terms of the proposed amendments to the Company's Amended and Restated Articles of Incorporation and would be computed by dividing earnings or losses of the Circuit City Group, including the Circuit City Group's interest in the earnings or losses of the CarMax Group, by the weighted average number of shares of Circuit City Stock and dilutive Circuit City Stock equivalents outstanding during the applicable period.

  (L) RISKS AND UNCERTAINTIES

     The Circuit City Group is the nation's largest retailer of brand-name consumer electronics and major appliances and a leading retailer of personal computers and music software. The diversity of the Circuit City Group's products, customers, suppliers and geographic operations significantly reduces the risk that a severe impact will occur in the near term as a result

                               CIRCUIT CITY GROUP
of changes in its customer base, competition, sources of supply or markets. It is unlikely that any one event would have a severe impact on the Circuit City Group's operating results.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

  (M) RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to classifications adopted in fiscal 1996.

3. CORPORATE ACTIVITIES

     The Circuit City Group's financial statements reflect the application of the management and allocation policies adopted by the Board of Directors to various corporate activities, as described below.

  (A) FINANCIAL ACTIVITIES

     Most financial activities are managed by the Company on a centralized basis. Such financial activities include the investment of surplus cash and the issuance and repayment of short-term and long-term debt.

  (B) DEBT AND INTEREST EXPENSE

     Allocated debt of the Circuit City Group consists of (i) Company debt, if any, that has been allocated in its entirety to the Circuit City Group and (ii) a portion of the Company's debt that is allocated between the Circuit City Group and the CarMax Group ("pooled debt"). The pooled debt bears interest at a rate based on the weighted average interest rate of such debt calculated on a periodic basis and applied to the average pooled debt balance. Expenses related to increases in pooled debt are reflected in the weighted average interest rate of such pooled debt as a whole.

  (C) CORPORATE GENERAL AND ADMINISTRATIVE COSTS

     Corporate general and administrative costs and other shared services generally have been allocated to the Circuit City Group based upon utilization of such services by the Circuit City Group. Where determinations based on utilization alone have been impracticable, other methods and criteria were used that management believes are equitable and provide a reasonable estimate of the cost attributable to the Circuit City Group.

  (D) INCOME TAXES

     The Circuit City Group is included in the consolidated federal income tax return filed by the Company. Accordingly, the provision for federal income taxes and related payments of tax are determined on a consolidated basis. The financial statement provision and the related tax payments or refunds are reflected in the Circuit City Group's and the CarMax Group's financial statements in accordance with the Company's tax allocation policy for such Groups. In general, this policy provides that the consolidated tax provision and related tax payments or refunds will be allocated between the Circuit City Group and the CarMax Group based principally upon the financial income, taxable income, credits and other amounts directly related to the respective Group. Tax benefits that cannot be used by the Group generating such attributes, but can be utilized on a consolidated basis, are allocated to the Group that generated such benefits. As a result, the allocated group amounts of taxes payable or refundable are not necessarily comparable to those that would have resulted if the Groups had filed separate tax returns.

                               CIRCUIT CITY GROUP

4. PROPERTY AND EQUIPMENT

     Property and equipment, at cost, at February 29 or 28 is summarized as follows:

                                                                    1996          1995
                                                                 ----------    ----------
(AMOUNTS IN THOUSANDS)
Land and buildings (20 to 25 years)...........................   $   85,263    $   83,109
Construction in progress......................................      188,790       105,332
Furniture, fixtures and equipment (3 to 8 years)..............      384,330       342,750
Leasehold improvements (10 to 15 years).......................      350,696       285,928
Capital leases, primarily buildings (20 years)................       13,140        13,679
                                                                 ----------    ----------
                                                                  1,022,219       830,798
Less accumulated depreciation and amortization................      267,814       257,497
                                                                 ----------    ----------
Property and equipment, net...................................   $  754,405    $  573,301
                                                                 ----------    ----------
                                                                 ----------    ----------

5. DEBT

     Long-term debt of the Company at February 29 or 28 is summarized as follows:

                                                                       1996        1995
                                                                     --------    --------
(AMOUNTS IN THOUSANDS)
Term loans........................................................   $275,000    $100,000
Short-term debt expected to be refinanced.........................    100,000      53,000
Industrial Development Revenue Bonds due through 2006 at various
  prime-based rates of interest ranging from 5.4% to 6.7%.........     12,393      14,698
Obligations under capital leases..................................     13,204      13,285
                                                                     --------    --------
Total long-term debt..............................................    400,597     180,983
Less current installments.........................................      1,436       2,378
                                                                     --------    --------
Long-term debt, excluding current installments....................   $399,161    $178,605
                                                                     --------    --------
                                                                     --------    --------
Portion of long-term debt allocated to Circuit City Group.........   $322,078    $ 69,354
                                                                     --------    --------
                                                                     --------    --------

     In July 1994, the Company entered into a seven-year, $100,000,000, unsecured bank term loan. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.50 percent. At February 29, 1996, the interest rate on the term loan was 5.88 percent.

     In May 1995, the Company entered into a five-year, $175,000,000, unsecured bank term loan. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.35 percent. At February 29, 1996, the interest rate on the term loan was 5.65 percent.

     The Company has the intent and ability to refinance the $100,000,000 of short-term committed and uncommitted bank borrowings on a long-term basis by entering into a multi-year term loan with a group of banks. Consequently, the Company has classified the short-term debt as long-term for financial reporting purposes. The existing revolving credit agreement could be used for this purpose, although the Company does not currently intend to do so.

     The Company maintains a multi-year, $100,000,000, unsecured revolving credit agreement with four banks. The agreement calls for interest based on certain money market rates and a commitment fee of 0.13 percent per annum. The agreement was entered into as of June 30, 1992, was amended and restated as of June 30, 1995, and terminates June 30, 2000. The agreement provides for annual one-year extensions of the final maturity beginning on or before June 30, 1996, and each June 30 thereafter. No amounts were outstanding under the revolving credit agreement at February 29, 1996, or February 28, 1995.

     The Industrial Development Revenue Bonds are collateralized by land, buildings and equipment with an aggregate carrying value of approximately $13,073,000 at February 29, 1996, and $15,400,000 at February 28, 1995.

                               CIRCUIT CITY GROUP

     Under certain of the debt agreements, the Company must meet financial covenants relating to minimum tangible net worth, current ratios and debt-to-capital ratios. The Company was in compliance with all such covenants at February 29, 1996, and February 28, 1995.

     Short-term debt of the Company includes committed lines of credit and informal credit arrangements. Amounts outstanding and committed lines of credit available are as follows:

                                                                     YEARS ENDED FEBRUARY 29 OR 28
                                                                    --------------------------------
                                                                      1996        1995        1994
                                                                    --------    --------    --------
(AMOUNTS IN THOUSANDS)
Average short-term debt outstanding..............................   $185,789    $134,022    $ 77,392
                                                                    --------    --------    --------
                                                                    --------    --------    --------
Maximum short-term debt outstanding..............................   $479,000    $465,000    $355,000
                                                                    --------    --------    --------
                                                                    --------    --------    --------
Aggregate committed lines of credit..............................   $255,000    $285,000    $145,000
                                                                    --------    --------    --------
                                                                    --------    --------    --------

     Short-term debt allocated to the Circuit City Group at February 29, 1996, was $74,037,000.

     The weighted average interest rate on the outstanding short-term debt was
5.9 percent during fiscal 1996, 5.3 percent during fiscal 1995 and 3.3 percent during fiscal 1994.

     Interest expense allocated by the Company to the Circuit City Group, excluding interest capitalized, was $21,325,263, $8,984,907 and $4,629,528 in fiscal 1996, 1995, and 1994, respectively.

     The Circuit City Group capitalizes interest in connection with the construction of certain facilities. In fiscal 1996, interest capitalized amounted to $5,466,000 ($3,670,000 and $2,507,000 in fiscal 1995 and 1994, respectively).

     Concurrent with the funding of the $175,000,000 term loan facility in May 1995, the Company entered into five-year swaps with notional amounts aggregating $175,000,000. These swaps effectively converted the variable-rate obligation into a fixed-rate obligation. The fair value of the swaps is the amount at which they could be settled. This value is based on estimates obtained from the counterparties, which are two banks highly rated by several financial rating agencies. Recording the swaps at fair value at February 29, 1996, would result in a loss of $2,500,000.

6. INCOME TAXES

     The components of the provision for income taxes on earnings before income taxes and Inter-Group Interest in the CarMax Group follow:

                                                                      YEARS ENDED FEBRUARY 29 OR 28
                                                                     --------------------------------
                                                                       1996        1995        1994
                                                                     --------    --------    --------
(AMOUNTS IN THOUSANDS)
Current:
  Federal.........................................................   $ 84,348    $ 23,786    $ 86,021
  State...........................................................      5,683       6,481       8,813
                                                                     --------    --------    --------
                                                                       90,031      30,267      94,834
                                                                     --------    --------    --------
Deferred:
  Federal.........................................................     18,047      68,719     (14,159)
  State...........................................................      3,254       4,614      (2,836)
                                                                     --------    --------    --------
                                                                       21,301      73,333     (16,995)
                                                                     --------    --------    --------
Provision for income taxes........................................   $111,332    $103,600    $ 77,839
                                                                     --------    --------    --------
                                                                     --------    --------    --------

                               CIRCUIT CITY GROUP

     The effective income tax rate differed from the Federal statutory income tax rate as follows:

                                                                   1996        1995        1994
                                                                  ------      ------      ------
Federal statutory income tax rate............................       35.0%       35.0%       35.0%
State and local income taxes, net of Federal benefit.........        2.6         2.6         1.8
Other, net...................................................         --          --        (0.1)
                                                                  ------      ------      ------
Effective income tax rate....................................       37.6%       37.6%       36.7%
                                                                  ------      ------      ------
                                                                  ------      ------      ------

     In accordance with SFAS No. 109, the tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities at February 29, 1996, and February 28, 1995, are as follows:

                                                                              1996            1995
                                                                             -------         -------
(AMOUNTS IN THOUSANDS)
Deferred Tax Assets:
  Deferred revenue........................................................   $22,655         $31,059
  Inventory capitalization................................................     5,691           6,924
  Accrued expenses........................................................    34,190          31,729
  Other...................................................................     3,090           4,929
                                                                             -------         -------
     Total gross deferred tax assets......................................    65,626          74,641
                                                                             -------         -------
Deferred Tax Liabilities:
  Depreciation and amortization...........................................    39,448          30,342
  Prepaid benefit programs................................................       886           2,892
  Other prepaid expenses..................................................     9,011           5,090
  Other...................................................................     6,333           5,068
                                                                             -------         -------
     Total gross deferred tax liabilities.................................    55,678          43,392
                                                                             -------         -------
Net deferred tax asset....................................................   $ 9,948         $31,249
                                                                             -------         -------
                                                                             -------         -------

     Of the gross deferred tax assets at February 29, 1996, and February 28, 1995, approximately $59.1 million and $64.7 million, respectively, can be realized by carrybacks or offsetting of deferred tax liabilities. Based on the Circuit City Group's historical and current pre-tax earnings, management believes the remaining amount will be realized through future taxable income; therefore, no valuation allowance is necessary.

7. PENSION PLAN

     The Company has a non-contributory defined benefit pension plan covering the majority of full-time employees who are at least age 21 and have completed one year of service. The cost of this program is being funded currently. Plan benefits are generally based on years of service and average compensation. Plan assets consist primarily of equity securities and included 80,000 shares of the Company's common stock at February 29, 1996, and February 28, 1995.

     Eligible employees of the Circuit City Group participate in the Company's plan. Pension costs for these employees have been allocated to the Circuit City Group based on its proportionate share of the projected benefit obligation.

     The components of net pension expense for the Circuit City Group are as follows:

                                                                           YEARS ENDED FEBRUARY 29 OR
                                                                                       28
                                                                          ----------------------------
                                                                           1996      1995       1994
                                                                          ------    -------    -------
(AMOUNTS IN THOUSANDS)
Service cost of benefits earned during the year........................   $5,756    $ 4,451    $ 3,916
Interest cost on projected benefit obligation..........................    3,606      2,710      2,351
Actual return on plan assets...........................................   (9,149)      (101)    (3,632)
Net amortization.......................................................    6,227     (3,434)     1,212
                                                                          ------    -------    -------
Net pension expense....................................................   $6,440    $ 3,626    $ 3,847
                                                                          ------    -------    -------
                                                                          ------    -------    -------

                               CIRCUIT CITY GROUP

     The following table sets forth the Circuit City Group's share of the plan's financial status and amounts recognized in the group balance sheets as of February 29 or 28:

                                                                              1996            1995
                                                                             -------         -------
(AMOUNTS IN THOUSANDS)
Actuarial present value of benefit obligation:
Accumulated benefit obligation
  Vested..................................................................   $39,263         $25,938
  Non-vested..............................................................     5,104           3,713
                                                                             -------         -------
Total benefits............................................................    44,367          29,651
Additional amounts related to projected salary increases..................    22,532          15,869
                                                                             -------         -------
Projected benefit obligation for services rendered to date................    66,899          45,520
Plan assets at fair value.................................................   (46,444)        (36,852)
                                                                             -------         -------
Projected benefit obligation in excess of plan assets.....................    20,455           8,668
Unrecognized loss from past experience....................................   (13,922)         (8,059)
Unrecognized prior service cost...........................................       863             976
Unrecognized net obligation being recognized over 15 years................     1,195           1,407
                                                                             -------         -------
Accrued pension cost......................................................   $ 8,591         $ 2,992
                                                                             -------         -------
                                                                             -------         -------

     Assumptions used in the accounting for the pension plan were:

                                                                            YEARS ENDED FEBRUARY 29
                                                                                     OR 28
                                                                           -------------------------
                                                                           1996      1995      1994
                                                                           -----    ------    ------
Weighted average discount rate..........................................     7.0%      8.0%      7.5%
Rate of increase in compensation levels.................................     6.0%      6.5%      6.0%
Rate of return on plan assets...........................................     9.0%      8.0%      9.0%
                                                                           -----    ------    ------

8. LEASE COMMITMENTS

     The Circuit City Group conducts a substantial portion of its business in leased premises. The Circuit City Group's lease obligations are based upon contractual minimum rates. For certain locations, amounts in excess of these minimum rates are payable based upon specified percentages of sales. Rental expense and sublease income for all operating leases are summarized as follows:

                                                                       YEARS ENDED FEBRUARY 29 OR 28
                                                                      -------------------------------
                                                                        1996        1995       1994
                                                                      --------    --------    -------
(AMOUNTS IN THOUSANDS)
Minimum rentals....................................................   $144,232    $117,012    $95,921
Rentals based on sales volume......................................      2,871       2,513      1,910
Sublease income....................................................     (9,996)     (8,875)    (8,441)
                                                                      --------    --------    -------
Net................................................................   $137,107    $110,650    $89,390
                                                                      --------    --------    -------
                                                                      --------    --------    -------

     The Circuit City Group computes rent based on a percentage of sales volumes in excess of defined amounts in certain store locations. Most of the Circuit City Group's other leases are fixed dollar rental commitments, many with rent escalations based on the Consumer Price Index. Most provide that the Circuit City Group pay taxes, maintenance, insurance and certain other operating expenses applicable to the premises.

     The initial term of real property leases will expire within the next 25 years; however, most of the leases have options providing for additional lease terms of from five to 25 years at terms substantially the same as the initial terms.

                               CIRCUIT CITY GROUP

     Future minimum fixed lease obligations, excluding taxes, insurance and other costs payable directly by the Circuit City Group, as of February 29, 1996, were:

                                                                               OPERATING     OPERATING
                                                                   CAPITAL      LEASES       SUBLEASE
FISCAL                                                             LEASES     COMMITMENTS     INCOME
----------------------------------------------------------------   -------    -----------    --------
(AMOUNTS IN THOUSANDS)

1997............................................................   $ 1,541    $  158,713     $(10,618)
1998............................................................     1,541       159,141       (9,316)
1999............................................................     1,579       156,677       (7,759)
2000............................................................     1,662       154,631       (6,980)
2001............................................................     1,681       153,448       (5,987)
After 2001......................................................    21,683     1,720,973      (35,165)
                                                                   -------    -----------    --------
Total minimum lease payments....................................    29,687    $2,503,583     $(75,825)
                                                                              -----------    --------
                                                                              -----------    --------
Less amounts representing interest..............................    16,483
                                                                   -------
Present value of net minimum capital lease payments.............   $13,204
                                                                   -------
                                                                   -------

     In fiscal 1996, the Company entered into sale-leaseback transactions on behalf of the Circuit City Group with unrelated parties at an aggregate selling price of $158,150,000 ($71,670,000 in fiscal 1995 and $81,980,000 in fiscal
1994). Neither the Company nor the Circuit City Group has continuing involvement under the sale-leaseback transactions.

9. SUPPLEMENTARY INCOME STATEMENT INFORMATION

     Advertising expense, which is included in selling, general and administrative expenses in the accompanying group statements of earnings, amounted to $317,181,000, $260,767,000 and $210,319,000 (4.7 percent, 4.7 percent and 5.1 percent of net sales and operating revenues) in fiscal years 1996, 1995 and 1994, respectively.

10. SECURITIZATIONS

     The Company enters into securitization transactions on behalf of the Circuit City Group, which allow for the sale of credit card receivables to unrelated entities, to finance the consumer revolving credit receivables generated by First North American National Bank (FNANB), a wholly-owned credit card bank subsidiary of the Company. No gain or loss has been recorded on these sales. Proceeds from securitization transactions were $692.3 million, $428.4 million and $214.6 million for fiscal 1996, 1995 and 1994, respectively. At February 29 or 28, the following amounts were outstanding:

                                                                                1996          1995
                                                                             ----------    ----------
(AMOUNTS IN THOUSANDS)
Securitized receivables...................................................   $1,860,459    $1,181,954
Interest retained by Circuit City Group...................................    (110,459)     (124,206)
                                                                             ----------    ----------
Net receivables transferred...............................................   $1,750,000    $1,057,748
                                                                             ----------    ----------
                                                                             ----------    ----------
Net receivables transferred with recourse.................................   $  760,000    $1,057,748
                                                                             ----------    ----------
                                                                             ----------    ----------
Program capacity..........................................................   $1,910,000    $1,060,000
                                                                             ----------    ----------
                                                                             ----------    ----------

     FNANB finances its private-label credit card program through a single master trust, through both private placement and the public market. During fiscal 1996, FNANB placed an additional $300 million in the public market for a total program capacity of $1,060 million. The master trust vehicle permits further expansion of the securitization programs to meet future receivables growth. The recourse provisions under the private-label securitization programs were eliminated during fiscal 1996.

     In addition, FNANB has an asset securitization program in place for its bankcard receivables that allows the transfer of up to $850 million in receivables as of February 29, 1996. The bankcard securitization agreements provide recourse to the

                               CIRCUIT CITY GROUP

Circuit City Group for any cash flow deficiencies if the monthly credit card cash flows from finance charges are inadequate to cover such expenses. The Circuit City Group believes that as of February 29, 1996, no liability existed under these recourse provisions. The finance charges from the transferred receivables are used to fund interest costs, charge-offs, servicing fees and other related costs. FNANB's servicing revenue totaled $142.9 million, $77.8 million and $54.5 million for fiscal 1996, 1995 and 1994, respectively.

11. INTEREST RATE SWAPS

     In October 1994, the Company entered into five-year swaps on behalf of the Circuit City Group with notional amounts totaling $300 million relating to the public issuance of securities by the master trust. As part of this issuance, $344 million of five-year, fixed-rate certificates were issued to fund consumer credit receivables. FNANB is servicer for the accounts, and as such, receives its monthly cash portfolio yield after deducting interest, charge-offs and other related costs. The underlying receivables are based on a floating rate. The swaps were put in place to better match funding costs to the receivables being securitized. As a result, the master trust pays fixed-rate interest while the Company utilizes the swaps to convert the fixed-rate obligation to a floating-rate, LIBOR-based obligation. The fair value of the swaps is the amount at which they could be settled based on estimates obtained from the counterparties, which are two banks highly rated by several financial rating agencies. Recording the swaps at fair value at February 29, 1996, and February 28, 1995, would result in gains of $19.4 million and $6.3 million, respectively.

     The market and credit risks associated with these swaps are similar to those relating to other types of financial instruments. Market risk is the exposure created by potential fluctuations in interest rates and is directly related to the product type, agreement terms and transaction volume. The Circuit City Group does not anticipate significant market risk from swaps, since their use is to more closely match funding costs to the use of the funding. Credit risk is the exposure created by potential nonperformance of another party to an agreement. Credit risk is mitigated by dealing with highly rated counterparties.

12. CAPITAL STOCK AND STOCK INCENTIVE PLANS

     (A) RESTRICTED STOCK

     The Company has issued restricted stock under the provisions of the 1994 and 1988 Stock Incentive Plans whereby key employees are granted restricted shares of the Company's common stock. Shares are awarded in the name of the employee, who has all the rights of a stockholder, subject to certain restrictions or forfeitures. Restrictions on the awards generally expire three years from the date of grant. In fiscal 1996, restricted stock awards for 258,775 shares were granted to eligible employees. The market value of these shares has been recorded as unearned compensation and is a component of stockholder's equity. Unearned compensation is expensed over the restriction periods. In fiscal 1996, a total of $3,362,500 was charged to Circuit City Group operations ($2,552,500 in 1995 and $2,955,400 in 1994). As of February 29, 1996,
499,279 restricted shares were outstanding.

     (B) EMPLOYEE STOCK PURCHASE PLAN

     The Company has an Employee Stock Purchase Plan for all employees meeting certain eligibility criteria. Under the Plan, eligible employees may purchase shares of the Company's common stock, subject to certain limitations, at 85 percent of its market value. Purchases are limited to 10 percent of an employee's eligible compensation, up to a maximum of $7,500 per year. At February 29, 1996, a total of 62,406 shares remained available under the Plan. During fiscal 1996, 474,889 shares were issued to or purchased on the open market for employees (537,467 and 436,400 is fiscal 1995 and 1994, respectively). The average price per share was $29.97, $22.23 and $26.20 in fiscal 1996, 1995 and 1994, respectively. The purchase price discount is charged to Circuit City Group operations and totaled $2,030,000, $1,760,200 and $1,653,700 in fiscal 1996, 1995 and 1994, respectively.

                               CIRCUIT CITY GROUP

13. CONTINGENT LIABILITIES

     In the normal course of business, the Company is involved in various legal proceedings. Based upon the Circuit City Group's evaluation of the information presently available, management believes that the ultimate resolution of any such proceedings will not have a material adverse effect on the Circuit City Group's financial position, liquidity or results of operations.

                               CIRCUIT CITY GROUP

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND STOCKHOLDERS OF CIRCUIT CITY STORES, INC.:

     We have audited the accompanying balance sheets of the Circuit City Group (as defined in Note 1) as of February 29, 1996 and February 28, 1995 and the related statements of earnings, group equity and cash flows for each of the fiscal years in the three-year period ended February 29, 1996. These financial statements are the responsibility of Circuit City Stores, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Circuit City Group as of February 29, 1996 and February 28, 1995 and the results of its operations and its cash flows for each of the fiscal years in the three-year period ended February 29, 1996 in conformity with generally accepted accounting principles.

Richmond, Virginia
October 25, 1996

                               CIRCUIT CITY GROUP

                       STATEMENTS OF EARNINGS (UNAUDITED)

                                                                                         SIX MONTHS ENDED AUGUST 31,
                                                                                 --------------------------------------------
                                                                                    1996         %           1995         %
                                                                                 -----------   -----      -----------   -----
(AMOUNTS IN THOUSANDS)
NET SALES AND OPERATING REVENUES..............................................   $ 3,125,399   100.0      $ 2,864,829   100.0
Cost of sales, buying and warehousing.........................................     2,389,867    76.5        2,188,062    76.4
                                                                                 -----------   -----      -----------   -----
GROSS PROFIT..................................................................       735,532    23.5          676,767    23.6
                                                                                 -----------   -----      -----------   -----
Selling, general and administrative expenses..................................       647,552    20.7          561,725    19.6
Interest expense..............................................................         8,951     0.3            6,105     0.2
                                                                                 -----------   -----      -----------   -----
TOTAL EXPENSES................................................................       656,503    21.0          567,830    19.8
                                                                                 -----------   -----      -----------   -----
Earnings before income taxes and Inter-Group Interest in the CarMax Group.....        79,029     2.5          108,937     3.8
Provision for income taxes....................................................        30,053     0.9           40,964     1.4
                                                                                 -----------   -----      -----------   -----
Earnings before Inter-Group Interest in the CarMax Group......................        48,976     1.6           67,973     2.4
Net loss related to Inter-Group Interest in the CarMax Group..................           610     0.0            2,109     0.1
                                                                                 -----------   -----      -----------   -----
NET EARNINGS..................................................................   $    48,366     1.6      $    65,864     2.3
                                                                                 -----------   -----      -----------   -----
                                                                                 -----------   -----      -----------   -----

See accompanying notes to group financial statements.

                               CIRCUIT CITY GROUP

                                 BALANCE SHEETS

                                                                                                    AUG. 31, 1996    FEB. 29, 1996
                                                                                                    -------------    -------------
                                                                                                     (UNAUDITED)
(AMOUNTS IN THOUSANDS)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents......................................................................    $    28,368      $    41,485
  Net accounts and notes receivable..............................................................        396,121          307,833
  Merchandise inventory..........................................................................      1,330,047        1,261,511
  Deferred income taxes..........................................................................         14,842           29,272
  Prepaid expenses and other current assets......................................................         27,096           16,627
                                                                                                    -------------    -------------
     TOTAL CURRENT ASSETS........................................................................      1,796,474        1,656,728

  Property and equipment, net....................................................................        787,580          754,405
  Other assets...................................................................................         16,196           16,080
                                                                                                    -------------    -------------
     TOTAL ASSETS................................................................................    $ 2,600,250      $ 2,427,213
                                                                                                    -------------    -------------
                                                                                                    -------------    -------------
LIABILITIES AND GROUP EQUITY
CURRENT LIABILITIES:
  Current installments of long-term debt.........................................................    $     1,462      $     1,436
  Accounts payable...............................................................................        698,235          592,089
  Short-term debt................................................................................        139,507           74,037
  Accrued expenses and other current liabilities.................................................         89,965          122,625
  Accrued income taxes...........................................................................             --            9,375
                                                                                                    -------------    -------------
     TOTAL CURRENT LIABILITIES...................................................................        929,169          799,562

Long-term debt, excluding current installments...................................................        341,191          320,642
Deferred revenue and other liabilities...........................................................        181,996          212,563
Inter-Group Interest in the CarMax Group.........................................................         11,811           11,201
Deferred income taxes............................................................................         21,874           19,324
                                                                                                    -------------    -------------
     TOTAL LIABILITIES...........................................................................      1,486,041        1,363,292
                                                                                                    -------------    -------------
GROUP EQUITY.....................................................................................      1,114,209        1,063,921
                                                                                                    -------------    -------------
Commitments and contingent liabilities
     TOTAL LIABILITIES AND GROUP EQUITY..........................................................    $ 2,600,250      $ 2,427,213
                                                                                                    -------------    -------------
                                                                                                    -------------    -------------

See accompanying notes to group financial statements.

                               CIRCUIT CITY GROUP

                      STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                                     SIX MONTHS ENDED AUG. 31,
                                                                                                   ------------------------------
                                                                                                       1996             1995
                                                                                                   -------------    -------------
(AMOUNTS IN THOUSANDS)
OPERATING ACTIVITIES:
  Net earnings..................................................................................     $  48,366        $  65,864
  Adjustments to reconcile net earnings to net cash used in operating activities:
     Net loss related to Inter-Group Interest in the CarMax Group...............................           610            2,109
     Depreciation and amortization..............................................................        47,940           37,920
     (Gain) loss on sales of property and equipment.............................................        (2,088)           2,732
     Provision for deferred income taxes........................................................        16,980            8,288
     Decrease in deferred revenue and other liabilities.........................................       (30,567)         (31,386)
     Increase in net accounts and notes receivable..............................................       (88,288)        (184,885)
     Increase in merchandise inventory, prepaid expenses and other current assets...............       (79,005)        (258,517)
     Increase in other assets...................................................................          (116)          (3,136)
     Increase in accounts payable, accrued expenses and other current liabilities, and accrued
     income taxes...............................................................................        64,111          101,162
                                                                                                   -------------    -------------
  Net cash used in operating activities.........................................................       (22,057)        (259,849)
                                                                                                   -------------    -------------
INVESTING ACTIVITIES:
  Purchases of property and equipment...........................................................      (201,361)        (228,512)
  Proceeds from sales of property and equipment.................................................       122,334           65,984
                                                                                                   -------------    -------------
  Net cash used in investing activities.........................................................       (79,027)        (162,528)
                                                                                                   -------------    -------------
FINANCING ACTIVITIES:
  Proceeds from issuance of short-term debt, net................................................        65,470          226,054
  Proceeds from issuance of long-term debt, net.................................................        20,575          193,220
  Equity issuances, net.........................................................................         8,266            7,392
  Dividends paid................................................................................        (6,344)          (5,329)
                                                                                                   -------------    -------------
  Net cash provided by financing activities.....................................................        87,967          421,337
                                                                                                   -------------    -------------
Decrease in cash and cash equivalents...........................................................       (13,117)          (1,040)
Cash and cash equivalents at beginning of year..................................................        41,485           44,803
                                                                                                   -------------    -------------
Cash and cash equivalents at end of period......................................................     $  28,368        $  43,763
                                                                                                   -------------    -------------
                                                                                                   -------------    -------------

See accompanying notes to group financial statements.

                               CIRCUIT CITY GROUP

                      NOTES TO GROUP FINANCIAL STATEMENTS

1. FINANCIAL STATEMENTS

     The group financial statements of the Circuit City Group conform to generally accepted accounting principles. The interim period group financial statements are unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the interim group financial statements have been included. The fiscal year-end balance sheet data were derived from audited group financial statements. The group financial statements included herein should be read in conjunction with the notes included in the Circuit City Group's 1996 annual financial statements.

2. DEBT

     On June 14, 1996, the Company completed a five-year $130 million senior unsecured term loan agreement with a group of banks. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.35 percent.

     On August 31, 1996, the Company entered into a multi-year, $150 million unsecured revolving credit agreement with a group of banks. This facility replaced a similar $100 million facility.

3. INTEREST RATE SWAPS

     Recording the Circuit City Group's interest rate swaps at fair value at August 31, 1996, would result in a gain of approximately $12.6 million compared to a gain of $19.4 million at February 29, 1996. The notional amount of the swaps was approximately $300 million at August 31, 1996, and February 29, 1996.

                                                                       ANNEX VII

                    DESCRIPTION OF BUSINESS OF CARMAX GROUP

OVERVIEW

     The CarMax Group ("CarMax") is a leading retailer of used cars and light trucks in the United States with six stores located in the Southeast and one vehicle reconditioning center in Orlando, Florida. CarMax purchases, reconditions and sells used vehicles at each of its stores and sells new vehicles at one of its Atlanta, Georgia locations under a franchise agreement with Chrysler Corporation ("Chrysler"). CarMax provides its customers with a full range of related services, including the financing of vehicle purchases through its own financing unit, First North American Credit Corporation ("FNAC"), and through third parties, and the sale of service policies. Since opening of the first store in Richmond, Virginia in October 1993, CarMax retail operations have grown rapidly, with total revenues of $77 million during the first full fiscal year and $257 million for the six months ended August 31, 1996. CarMax has launched an aggressive, six-year rollout plan under which it plans to open one additional store in Tampa, Florida by the end of fiscal 1997, eight to 10 stores in fiscal 1998 and 15 to 20 stores each year thereafter through fiscal 2002.

     CarMax was established in 1993 by the Company, a leading U.S. consumer electronics retailer, to revolutionize the highly fragmented $294 billion used-vehicle retail market. CarMax was created as a result of the Company's desire to develop a growth vehicle to sustain the Company's growth beyond the end of the decade. CarMax was the first used-vehicle retailer to offer a large selection of quality used vehicles at low, fixed prices using a customer-friendly sales process in an attractive, modern sales facility. CarMax has designed a strategy to better serve this market by addressing the major sources of dissatisfaction with traditional used-car retailing and to maximize operating efficiencies with sophisticated systems and standardized operating procedures and store formats. The Circuit City Group's focus on customer satisfaction and operating efficiency has enabled it to become one of the largest and most profitable consumer electronics companies in the United States, with an ongoing and highly successful nationwide rollout of over 400 stores and a 10-year compound annual growth rate in sales and earnings of 26 percent and 27 percent, respectively, for the period ended February 29, 1996. During the past three years, CarMax has leveraged Circuit City's operational expertise, innovative systems and resources to refine the used-vehicle retailing concept, to develop store prototypes and proprietary systems and to implement effective financial and operational controls that now enable CarMax to embark on an aggressive, nationwide rollout. In addition, CarMax believes that new-vehicle operations present opportunities for incremental sales and profits when combined with used-vehicle operations. CarMax currently intends to add new-car franchises to its existing and new locations as it grows.

     Automotive retailing, with more than $596 billion in 1995 sales, is the largest consumer retail market in the United States, representing nearly 8 percent of the U.S. gross domestic product. Used-vehicle sales in 1995 were approximately $294 billion, with approximately $232 billion in sales by franchised and independent dealers and the balance in privately negotiated transactions. CarMax believes that conditions in the used-vehicle retail market, coupled with its operating and growth strategies, provide CarMax with an opportunity for substantial growth.

OPERATING STRATEGIES

     CarMax has pioneered and implemented operating strategies that enhance customer satisfaction and loyalty and maximize operating efficiency. Since opening its first store in Richmond, Virginia in October 1993, CarMax has successfully implemented its operating model at five additional stores.
Excluding its Orlando, Florida store which opened November   , 1996, each CarMax
store is profitable on a store-level basis, before the allocation of Group overhead expenses. After incurring significant startup, development and training expenses relating to the development of the CarMax concept at the Richmond, Virginia store during fiscal 1994 and 1995, the Richmond store became profitable in fiscal 1996. Benefitting from the refinement of the CarMax concept at the Richmond store, the two stores in Atlanta, Georgia and the store in Raleigh, North Carolina all achieved store-level profitability within the first full year of operation and the store in Charlotte, North Carolina has been profitable during the period since its opening in March 1996.

   LOW, FIXED "NO-HAGGLE" PRICES

     CarMax has implemented an every-day low price strategy under which it sets fixed, "no-haggle" prices on its used and new vehicles. Most prices are at or below the best negotiated price in the market. Used vehicles at CarMax are generally priced from $500 to $1,000 below National Automobile Dealers Association ("NADA") average book value. Prices on all vehicles are clearly displayed on each vehicle's price and information sticker and in CarMax newspaper advertising.

                                     VII-1

   BROAD SELECTION OF HIGH-QUALITY VEHICLES

     Each CarMax store features a broad selection of quality used cars and light trucks with a wide range of prices appealing to a wide range of potential customers. CarMax stores vary in inventory size from 400 to 1,200 vehicles depending on local market size and consumer demand. To appeal to the vast array of consumer preferences and budgets, CarMax offers its used vehicles under two programs -- the CarMax program and the ValuMax program. CarMax vehicles generally are one to five years old, with less than 70,000 miles, and most are priced from $9,500 to $21,000. Through the ValuMax program, CarMax sells high-quality used vehicles that generally are more than five years old and/or over 70,000 miles, with most priced in a range from $4,500 to $10,500. To ensure that CarMax quality standards are maintained, vehicles under both programs undergo a comprehensive, certified quality inspection by CarMax service technicians. CarMax backs its commitment to quality with a five-day or 250-mile, money-back guarantee and a free, 30-day comprehensive warranty on each vehicle.

   EFFICIENT, CUSTOMER-FRIENDLY SALES PROCESS

     CarMax has developed a streamlined, innovative sales process that redefines the way consumers buy vehicles. CarMax believes that the major causes of consumer dissatisfaction with the traditional car-buying experience include: (i) dealers' attempts to combine the vehicle purchase transaction with the trade-in transaction and the sale of related products; (ii) the confrontational negotiations between the customer and the dealer; (iii) the difficulty the customer experiences in obtaining sufficient information to make informed decisions; (iv) interaction with multiple personnel at different stages of the buying process; and (v) the hidden costs and inflated prices embedded in the sales process. By contrast, the CarMax process enables customers to separately evaluate each step of the sales process described below and to make informed decisions at each step based on complete information about their options and associated prices. To increase efficiency, the customer is assisted throughout the CarMax sales process by the same sales consultant and by AutoMation, the customer-friendly, point-of-sale system that is proprietary to CarMax.

          (Bullet) SELECTION AND PRICE. Customers can use AutoMation to electronically search an entire store's inventory for vehicles that meet their model and feature requirements and price range. AutoMation displays a color picture of each vehicle and optionally generates a vehicle information sheet with the vehicle price and selected features for the customer's reference and a map directing the customer to the vehicle's location on the lot. Prices are clearly displayed, along with selected vehicle features, on each vehicle's price and information window sticker. The CarMax low, "no-haggle" price policy assures all customers the same low price and avoids confrontational price negotiations with customers.

          (Bullet) TRADE-INS. CarMax has replaced the traditional "trade-in" transaction with a process in which trained CarMax buyers appraise any vehicle, usually in 30 minutes or less, and provide the vehicle's owner with a written guaranteed cash offer that is good for seven days or 250 miles. The appraisal process is available to everyone, whether or not they are purchasing a vehicle from CarMax. In contrast to the approach of traditional dealers who seek to combine the vehicle purchase and trade-in transactions, the CarMax sales process enables the customer to separately evaluate and make an informed decision with respect to each transaction.

          (Bullet) FINANCING. The sales consultant uses AutoMation to electronically submit financing applications and receive responses from multiple lenders, generally in less than eight minutes. Customers are then able to review online with the sales consultant financing options and terms from each prime financing source that CarMax uses, including the amount financed, interest rate, term and monthly payment. CarMax believes that, by contrast, traditional dealers frequently offer inflated financing terms to customers and do not clearly separate the components of the financing transaction.

          (Bullet) SERVICE POLICIES. CarMax offers primary and extended service policies that have been custom-designed to its own specifications. CarMax believes that superior coverage and low, fixed prices distinguish its service policies from those of its competitors. Through AutoMation, the customer can review online with the sales consultant all available service policy options and costs and make an informed, unpressured decision. In contrast, at many traditional dealers customers may feel pressured into buying service policies they do not want at inflated prices.

          (Bullet) FEES AND OPTIONS. CarMax does not charge processing, administration, application or other "hidden" fees (as much as $400 at many traditional auto dealers) and does not attempt to sell other options at inflated prices. CarMax charges only state-required fees that are clearly displayed on the vehicles and in the AutoMation system.

     CarMax sales personnel play a significant role in ensuring a customer-friendly sales process. All sales consultants, including both full and part-time employees, are compensated solely on a commission basis. The amount of the commission is a fixed dollar amount per vehicle sold. By contrast, sales and finance personnel at traditional dealerships often receive higher commissions for negotiating higher prices and for steering customers toward vehicles with higher gross margins. Most

                                     VII-2
of the CarMax sales consultants have had prior retail experience before joining CarMax, and CarMax places great emphasis on integrity and customer-relations skills in its hiring policies and training programs.

   SOPHISTICATED INVENTORY MANAGEMENT SYSTEMS AND CONTROLS

     Through its inventory management systems and controls, CarMax minimizes inventory carrying costs. AutoMation, the central feature of the CarMax inventory management and control system, enables each vehicle to be tracked throughout the sales process. Using the information provided by AutoMation, and applying sophisticated statistical modeling techniques, CarMax is able to optimize its inventory mix and display by store, anticipate future inventory needs at each store, evaluate sales consultant performance and refine its vehicle pricing strategy. CarMax maintains strict inventory aging policies under which it disposes of any vehicle that has not been sold at retail within specified periods. Less than one percent of CarMax's retail inventory is ultimately sold at wholesale.

   INCREASED EFFICIENCY THROUGH STANDARDIZATION AND IMPLEMENTATION OF "BEST PRACTICES"

     Since opening its first store in 1993, CarMax has acquired significant knowledge and experience in operating used-vehicle stores and continually refines its selling and operating procedures and store prototypes in order to improve operating efficiency and customer service. As a result of this experience, CarMax has adopted and implemented the "best practices" throughout all of its stores by standardizing the most efficient and optimal processes. CarMax believes that standardization of best practices will enable it to become a low-cost operator within its industry.

   ATTRACTIVE, EFFICIENT STORE PROTOTYPES

     The CarMax store format provides an open and attractive physical environment that CarMax believes enhances its customer-friendly and efficient sales process and creates a unique shopping experience. The stores are currently built in three different prototypes, with inventory capacity ranging from 400 to 1,200 cars, depending upon local market size and consumer demand. CarMax has successfully implemented each of these prototypes.

GROWTH STRATEGY

     CarMax believes its operating strategies and the extensive experience of its senior management team will enable it to capitalize on the significant opportunities available in the large, highly-fragmented automotive retailing industry. CarMax intends to aggressively grow its business through (i) a rapid rollout of used-vehicle stores; (ii) the expansion of retail repair service operations; and (iii) the addition of selected new-vehicle franchises.

   RAPID ROLLOUT OF USED-VEHICLE STORES

     CarMax currently operates six stores, with one each in the Richmond, Virginia; Raleigh, North Carolina; Orlando, Florida; and Charlotte, North Carolina markets; and two in the Atlanta, Georgia market. As a result of the successful operation of its existing stores, CarMax has launched an aggressive, six-year rollout plan under which it opened one store in Orlando, Florida on
November   , 1996, and plans to open one additional store in Tampa, Florida by the end of fiscal 1997, eight to 10 stores in fiscal 1998 (with most opening in the second half of fiscal 1998) and 15 to 20 stores each year thereafter through fiscal 2002. CarMax already has under contract most of the sites that it plans to open in fiscal 1998. Under the rollout plan, CarMax expects that it will experience a substantial increase both in overall square footage and in display capacity, with square footage increasing from 0.2 million square feet at the end of fiscal 1996 to between 4.6 and 5.9 million square feet at the end of fiscal 2002 and display capacity increasing from 2,909 vehicles to between 51,000 and 66,000 vehicles over the same period. In addition to growth from the opening of new stores, CarMax expects that it will realize significant sales growth from comparable store sales increases as newly opened stores mature. CarMax believes, based on its experience to date, that each store will reach its planned mature sales and earnings potential within four years of opening. However, given the infrequent repeat purchase cycle on vehicles, sales and earnings may continue to grow beyond this initial ramp-up period.

                                     VII-3

     The following table sets forth information concerning the stores and reconditioning centers that CarMax anticipates will be open by the end of fiscal 1998.

                                                                                 FISCAL YEARS ENDED FEBRUARY 28 OR 29,
                                                                          ---------------------------------------------------
                                                                                     ACTUAL                    ESTIMATED
                                                                          -----------------------------    ------------------
                                                                           1994       1995       1996      1997(1)    1998(2)
                                                                          -------    -------    -------    -------    -------
Stores:
  Opened...............................................................         1          1          2          3          9
  Operating at Year-End................................................         1          2          4          7         16
  Total Building Space (sq. ft.) (2)...................................    32,578     72,586    196,048    388,534    971,197
  Average Building Space per Store (sq. ft.) (2).......................    32,578     36,293     49,012     55,505     60,700
  Total Display Capacity (2)...........................................       509      1,109      2,909      5,144     11,222
  Total Service Bays (2)...............................................        19         36         93        194        464
Reconditioning Centers:
  Total Service Bays...................................................        --         --         --         40        120

---------------

(1) Includes Tampa, Florida store scheduled to open in late fiscal 1997.

(2) Based on the average of the range for facilities anticipated to be opened in fiscal 1998.

     CarMax is currently targeting 45 of the top 50 U.S. markets. These are the markets where it believes the most favorable demographic characteristics exist and prime real estate sites are available on reasonable terms and, accordingly, where attractive economic returns can be achieved. In selecting sites for its new stores within a particular market, CarMax first undertakes an extensive analysis of demographic, cost and other factors similar to the analysis undertaken by the Circuit City Group when selecting sites for its new stores. Given the importance of a convenient location in the consumer's decision on where to shop, CarMax expects that multiple stores will be opened in most major markets and all will be located in high-visibility, high-traffic commercial areas. The goal of CarMax is to open most, if not all, of its planned stores within a particular market as close in time as possible in order to immediately begin realizing economies of scale in advertising, inventory management and overhead. Each new store and center will be integrated into the AutoMation system before opening. To better match individual market demand, CarMax has developed three store prototypes with different display capacities ranging from 400 to 1,200 vehicles. CarMax has successfully implemented each of these prototypes. CarMax continually reevaluates its store prototypes and, when appropriate, makes improvements to promote efficiency in store operations and enhance customer convenience.

     Most of the initial inventory for a new CarMax store is acquired through auctions and fleet purchases approximately three to four weeks prior to the scheduled store opening date. As a store matures, an increasing percentage of the store's inventory is acquired through an appraisal process in which CarMax appraises and makes an offer to purchase any properly documented vehicle from the public. See "CarMax Used-Vehicle Operations -- Sourcing." All used vehicles require some reconditioning prior to being sold at retail. Specialized reconditioning centers, such as the facility that CarMax operates in Orlando, Florida, provide additional flexibility, helping to balance work load peaks with new store openings and seasonal fluctuations. See "CarMax Used-Vehicle Operations -- Reconditioning."

     Shortly before a store opens, CarMax initiates its distinctive marketing program using television and radio advertising to establish brand name recognition. Upon opening, CarMax supplements its television and radio advertising with a major newspaper campaign. These frequent print advertisements generally list every vehicle in the store's inventory, with prices.

     Each CarMax store has a location general manager, who oversees all of the store's operations and personnel, and several department managers who are responsible for sales, operations and purchasing. The location general manager and the department managers for a new store are typically hired at least one year prior to the scheduled store opening date. During the period prior to opening, these managers participate in a rigorous training program at CarMax headquarters and the existing stores that rotates them through most key departments and operations of the business. The new management team arrives at a store site approximately two to three months prior to the scheduled opening date and assists in planning for the new store's opening. CarMax believes that its work environment and incentive compensation programs will enable it to attract and retain qualified personnel in each market it enters.

   EXPANSION OF RETAIL REPAIR SERVICE OPERATIONS

     CarMax plans to expand its retail repair service operations commencing in fiscal 1998 in order to achieve greater profitability, attract new customers and further develop customer loyalty. Retail repair service operations have historically been a

                                     VII-4
substantial source of dealer profitability, representing approximately 43 percent of dealers' 1995 profits according to the NADA. Currently, CarMax uses its service facilities to inspect and recondition used vehicles acquired for resale and to provide existing customers with limited maintenance and light repair services. As part of the rollout of used-vehicle stores, CarMax plans to open additional reconditioning centers that will perform an increasing share of the inspection and reconditioning functions, thereby freeing up repair facilities at the stores. Under the rollout plan, CarMax expects that its in-store service bays will increase from 194 expected at the end of fiscal 1997 to 2,580 expected at the end of fiscal 2002 (based on an average of the annual range for facilities planned to be opened through fiscal 2002). CarMax is currently developing systems and procedures that are designed to offer the retail-repair customer an efficient, customer-friendly process consistent with the process that CarMax has developed for its vehicle sales operations.

   ADDITION OF NEW-VEHICLE FRANCHISES

     CarMax believes that new-vehicle operations present opportunities for incremental revenues and operational and financial synergies when combined with used-vehicle operations. CarMax currently operates a Chrysler franchise at one of its Atlanta, Georgia locations. In less than five months of operation, that franchise surpassed the annual planning volume established by Chrysler. Based on its experience to date with the Atlanta location, CarMax believes the addition of a new-vehicle franchise to a used-vehicle store should provide incremental revenues and contribute to the store's operating profits during the first full year of franchise operation. CarMax intends to aggressively pursue new-car franchises for its new and existing stores both through acquisition of franchises within the territory of its store operations and through new grants. CarMax plans to add 15 to 25 new car franchises to its used-car operations over the initial phase of its rollout through fiscal 2002. However, given the relative unavailability of new franchises and the limited availability of franchises within a suitable radius of its existing and proposed stores, as well as the uncertain future willingness of manufacturers to approve these transactions, CarMax cannot assure that it will be able to achieve this portion of its growth plan. CarMax has received initial indications from several foreign and domestic manufacturers of their willingness to approve CarMax as a franchisee. CarMax is continuing to explore opportunities with these manufacturers, as well as with existing franchised dealerships.

INDUSTRY OVERVIEW

     CarMax believes that its business strengths and growth strategies position it to take advantage of the business opportunities now available in automotive retailing. Based on NADA data and the "Vehicle Remarketing Directory (1996)," automotive retailing, with more than $596 billion in 1995 sales, is the largest consumer retail market in the United States, representing nearly 8 percent of the U.S. gross domestic product. Used-vehicle sales in 1995 were over $294 billion, with approximately $232 billion in sales by franchised and independent dealers and the balance in privately negotiated transactions. In addition, 1995 retail sales of new vehicles, which are sold exclusively through franchised dealers, were approximately $302 billion.

     During the period from 1991 through 1995, used-vehicle sales grew at a faster rate and were more profitable to dealers than new-vehicle sales. During such period, used-vehicle unit sales through franchised dealers, independent dealers and in privately negotiated transactions grew at an average annual rate of 8.1 percent. From 1991 to 1994, used-vehicle unit sales grew at an average rate of 9.0 percent and in 1995 continued to grow at 5.3 percent. By contrast, after growing at an average annual rate of 7.0 percent from 1991 through 1994, new-vehicle unit sales declined 2.1 percent in 1995. Dealerships also typically offer a range of other services and products, including repair and warranty work, replacement parts, extended warranty coverage, financing and credit insurance. In 1995, parts and service represented approximately 12.4 percent of the average dealership's total sales revenue.

   USED-VEHICLE SALES

     The market for used-vehicle sales through retail outlets and in privately negotiated transactions in the United States has increased over the past five years. CarMax believes that the factors that have led to growth in used-vehicle sales include the substantial increases in new-vehicle prices, which have prompted a growing segment of the vehicle-buying population to purchase more affordable used vehicles, and the greater reliability and durability of used cars resulting from the production of higher-quality vehicles. The used-vehicle market is extremely fragmented with approximately 22,750 franchised dealers accounting for $127 billion in 1995 sales. CarMax believes an even greater number of independent used-vehicle dealers accounted for $105 billion in 1995 sales. Privately negotiated transactions accounted for the remaining 1995 sales, estimated at $62 billion. In 1995, the top 100 franchised dealer groups accounted for less than two percent of used-vehicle sales.

                                     VII-5

     CarMax believes that the size and fragmented nature of the used-vehicle industry and the historically high rate of customer dissatisfaction with the traditional used-car sales process are conditions similar to those prevailing in the consumer electronics retail business in the late 1970s and early 1980s. Circuit City capitalized on these conditions by introducing its innovative retailing format that led to a dramatic increase in its market share. CarMax believes that conditions in the used-vehicle industry offer similar opportunities.

   NEW-VEHICLE SALES

     Over the past several decades, changes have occurred in the new-vehicle retailing industry that CarMax believes could facilitate an expansion of its new-vehicle operations. Since 1960, the number of franchised dealers has declined approximately 35 percent to the current 22,750 level. CarMax believes that further consolidation of franchised dealers is likely as megadealers continue to put competitive pressures on undercapitalized dealers, individual dealership owners reach retirement age and manufacturers continue to press for greater efficiency in their distribution networks. Notwithstanding this trend, the industry today remains highly fragmented, with few large dealers. According to Automotive News, in 1995, the largest 100 dealer groups, each with more than $140 million in total revenues, accounted for less than 10 percent of revenues from new-car sales in the U.S. and controlled less than 5 percent of all franchises.

CARMAX USED-VEHICLE OPERATIONS

   VEHICLES

     CarMax offers its customers a broad selection of makes and models of used vehicles, including both domestic and foreign manufactured cars and light trucks, at competitive prices. The most popular models at CarMax stores include Toyota Camry, Honda Accord, Ford Taurus, Ford Ranger and Ford Escort. To appeal to the vast array of consumer preferences and budgets, CarMax offers its used vehicles under two programs -- the CarMax program and the ValuMax program. CarMax vehicles generally are one to five years old, with less than 70,000 miles, and most are priced from $9,500 to $21,000. The average CarMax vehicle is between two and three years old, with 28,000 miles, and is priced at $13,900. Through the ValuMax program, CarMax sells high-quality vehicles that generally are more than five years old and/or over 70,000 miles, with most priced in a range from $4,500 to $10,500. The average ValuMax vehicle is between five and six years old, with 84,000 miles, and is priced at $6,900. In fiscal 1996, approximately 96.6 percent of the used vehicles sold by CarMax were under the CarMax program. CarMax has found in surveys that low prices are the primary reason most customers buy at CarMax. Most CarMax and ValuMax vehicles are priced from $500 to $1,000 below NADA average book value. Approximately 80 percent of all used vehicles sold by CarMax in 1995 were priced between $8,500 and $20,500.

     CarMax performs a comprehensive, certified quality inspection of each vehicle. The CarMax commitment to quality is demonstrated to the customer through a five-day or 250 mile, money-back guarantee and a free, 30-day comprehensive warranty. Each CarMax vehicle must pass a comprehensive certified quality inspection that covers all major and minor mechanical systems and all safety functions as well as cosmetic criteria. Each ValuMax vehicle must pass a certified quality inspection covering most major mechanical systems and all safety functions. For ValuMax, concentration is placed on providing good, basic, mechanically-sound transportation and, therefore, cosmetic corrections or repair of convenience and/or luxury items such as electric mirrors, electric antennas, etc. are generally not performed.

   SOURCING

     CarMax acquires a significant proportion of its used-vehicle inventory through its unique appraisal process. Unlike the traditional trade-in process, trained specialists at each CarMax store evaluate any vehicle that is properly documented, typically in less than 30 minutes, and make an offer to the owner that is good for seven days or 250 miles (subject only to the vehicle remaining in substantially the same condition). CarMax believes that this process enables it to tap into the private market as a significant additional source for used vehicles and that vehicles purchased directly from consumers, such as those acquired through the appraisal process, represent the highest quality used vehicles available in the market because they have been maintained by their owners. According to the Vehicle Remarketing Directory, of the 51.7 million used vehicles sold in 1995, approximately 51.5 percent of the units were sold in privately negotiated transactions. Because its operating strategy is to build customer confidence and satisfaction by offering only quality vehicles, CarMax resells at retail only one-third of the vehicles acquired through the appraisal process. CarMax sells those vehicles that do not meet its retail standards at its in-store wholesale auctions, generally at cost.

                                     VII-6

     In addition to the appraisal process, CarMax acquires a significant proportion of its used-vehicle inventory through auctions. Auction houses facilitate the purchase and sale of vehicles sourced from dealers, rental and fleet companies and wholesalers as well as off-lease vehicles, which accounted for only 2.4 million unit sales in 1995, or 4.1 percent of total used-vehicle unit sales, according to the "Vehicle Remarketing Directory." Most auctions are open and can be attended by the entire dealer community; the remainder are "closed" except to the franchised dealers of specific manufacturers. Mannheim Auto Auction, Inc., the largest U.S. vehicle auctioneer, reports that approximately 75 percent of all vehicles it auctioned in 1995 were sold at open auctions. In addition to attending open auctions, CarMax can attend Chrysler's closed auctions and purchase used vehicles for resale at the CarMax Chrysler franchise in Atlanta, Georgia. CarMax regularly buys directly from other traditional sources as well, including wholesalers, franchised and independent dealers and fleet owners, such as leasing companies and rental companies.

     All used vehicles are evaluated on the basis of their wholesale cost and cost of reconditioning and, for purchases off-site from traditional sources, cost of delivery to the reconditioning center and the store. Buyers based at the stores, supported by regional buyers and headquarters staff, purchase most of the CarMax inventory. Buyers at both the store and regional level, as well as headquarters staff, rely on the extensive inventory and sales trend data available through AutoMation. See " -- Vehicle Inventory Management" and "Automated Systems."

     CarMax utilizes an in-house training and mentoring program to develop employees skilled in the distinctive CarMax approach to evaluating and purchasing used vehicles. CarMax has found that individuals without prior experience in automobile wholesaling are the most receptive to the skills and values imparted by this training. Management believes that development of this unique training program for buyers has provided CarMax with a competitive advantage over its existing and potential competitors. All significant purchasing decisions are made by trained personnel. CarMax uses data from AutoMation to monitor and evaluate the performance of its buyers on an on-going basis.

     Based on consumer acceptance of the appraisal process at existing CarMax stores and the experience and success of CarMax to date in acquiring vehicles from traditional sources, CarMax believes that its sources of used vehicles will continue to be sufficient to meet current needs and to support planned expansion.

   VEHICLE INVENTORY MANAGEMENT

     The Circuit City Group has successfully designed and implemented computer-based management systems to promote efficiency in inventory management and improve profitability. See "Automated Systems." Leveraging the Circuit City expertise in this area, CarMax developed and implemented AutoMation, a sophisticated, computerized inventory management and point-of-sale system, that is unique to the automobile retail business. This proprietary system allows headquarters and store personnel to effectively manage vehicle inventory mix to reflect local demand at each store and minimize inventory carrying costs. Parts of the system can also be accessed directly by customers as a key component of the customer-friendly CarMax shopping process. See "Operating
Strategies -- Efficient, Customer-Friendly Sales Process" and "Automated
Systems."

     From the time CarMax makes an offer on a used vehicle until the vehicle is sold, all relevant information relating to that vehicle is entered into AutoMation. This information includes the make, model and features of the vehicle, the wholesale cost, the nature and cost of the reconditioning services performed, the retail price, how long the vehicle has been on display and its location on the lot. The system utilizes vehicle sensors and electronic gates erected around each parking lot, as well as bar codes placed on each vehicle and on-site parking place, in order to effectively track both vehicle location and movement on and off the lot as well as test drives which are identified both by vehicle and sales consultant. Using this information, and applying sophisticated statistical modeling techniques, CarMax is able to optimize its inventory mix and display, anticipate future inventory needs at each store, evaluate sales consultant performance and refine its vehicle pricing strategy. To make inventory decisions, CarMax supplements information provided by AutoMation with data from customer and market surveys and from private and governmental reports analyzing local, regional and national vehicle-purchasing trends.

     The quality of inventory is reevaluated weekly by headquarters personnel with respect to price, store and lot location and other factors and, if warranted, appropriate adjustments to those factors are recommended to the store's purchasing manager. CarMax currently turns its vehicle inventory approximately nine times each year. Under its strict inventory aging policy, CarMax disposes of any vehicle that has not been sold at retail within specified periods. Less than one percent of CarMax's retail inventory is ultimately sold at wholesale.

                                     VII-7

   RECONDITIONING

     A key element of the CarMax operating strategy is to provide customers with high-quality used vehicles and to reinforce customer confidence in that quality through the CarMax five-day or 250-mile, money-back guarantee and free, 30-day comprehensive warranty. To meet this quality commitment, all used vehicles sold at retail by CarMax are subjected to a comprehensive certified quality inspection. Based on this quality inspection, CarMax determines the reconditioning necessary to bring the vehicle up to CarMax retail standards. All vehicles sold to CarMax retail customers require some reconditioning. Vehicles requiring more reconditioning than can be performed profitably are sold at in-store wholesale auctions.

     CarMax performs most routine mechanical and minor body repairs itself; for major mechanical repairs as well as glass replacement and painting, CarMax currently engages third parties specializing in those services. During the past year, CarMax has been performing an increasing percentage of reconditioning services in-house and, based on the cost savings realized, CarMax expects that trend to continue.

     Reconditioning services are currently performed at each store as well as at a specialized center in Orlando, Florida dedicated to reconditioning vehicles for sale at stores in the Florida, Georgia and North Carolina markets. To support its planned rollout of used-vehicle stores, CarMax plans to open additional reconditioning centers that will perform an increasing share of the inspection and reconditioning functions. See "Growth Strategy -- Rapid Rollout of Used-Vehicle Stores" and
"Service and Parts." CarMax expects to continue to provide reconditioning services at the stores, primarily for vehicles acquired at the store locations (such as those acquired through the appraisal process) or otherwise where the cost of transporting a vehicle to and from the reconditioning center would exceed the savings to be achieved by performing such services at a more efficient, specialized facility.

     The reconditioning center in Orlando has approximately 40 service bays and can recondition up to 2,000 vehicles per month. The existing CarMax stores have a range of 17 to 40 service bays of which 10 to 20 are dedicated to reconditioning. The stores are currently capable of reconditioning on average between 500 and 1,000 cars per month. In addition to the extra capacity expected to be provided by new reconditioning centers, CarMax believes it can create additional capacity, if needed, at its existing facilities by installing more service bays, employing more technicians and increasing hours of operation.

SERVICE AND PARTS

     CarMax service departments currently perform minor repair services at all store locations under the CarMax free, 30-day comprehensive warranty on used vehicles and more extensive warranty service on Chrysler vehicles at the CarMax new-car franchise in Atlanta, Georgia. CarMax is currently testing an expansion of its service operations into retail repair service, including service performed under CarMax service policies. As a part of this test, CarMax is developing systems and procedures that are intended to ensure that the CarMax retail repair service operations are conducted in the same customer-friendly and efficient manner as the other CarMax operations. Upon the satisfactory conclusion of this test (now scheduled for fiscal 1998), CarMax intends to offer the expanded retail repair service to the public at all existing and future store locations. Expansion of retail repair service will be facilitated by the planned rollout of additional reconditioning centers that will perform an increasing share of the inspection and reconditioning functions, freeing up space at the retail stores for the additional retail repair work. See "Growth Strategy -- Rapid Rollout of Used-Vehicle Stores" and "CarMax Used-Vehicle Operations -- Reconditioning."

     CarMax believes that the efficiency of its service operations are enhanced by its use of lateral support groups in servicing and reconditioning vehicles as well as by its compensation programs which are designed to increase the productivity of its service technicians and result in reduced costs and higher-quality repairs and reconditioning. Each group contains a small number of service professionals with different skills and levels of experience. The experienced technicians in the group perform the more complicated repairs with assistance from the apprentices, who also perform simpler functions on their own. Rather than paying technicians on an hourly basis, each technician receives a flat rate for each repair or service performed. CarMax is able to track the productivity of each technician through AutoMation.

     CarMax places special emphasis on attracting, developing and retaining qualified technicians and believes that its favorable working conditions and compensation programs allow it to attract and retain highly qualified technicians in each market it enters. All technicians attend in-house training programs designed to develop their skills in performing routine repair services on the diverse makes and models of vehicles sold by CarMax. Technicians at the CarMax new-car franchise in Atlanta, Georgia also attend manufacturer-sponsored training programs to stay abreast of current diagnostic, repair and maintenance techniques for Chrysler-manufactured vehicles. In addition, utilization of lateral support groups allows for greater on-the-job training opportunities for new technicians.

                                     VII-8

     The CarMax parts departments currently support both the reconditioning and warranty service functions of the business. Upon completion of the current test for expanded retail services, CarMax may consider the promotion of retail sales of accessories in those expanded operations.

CARMAX NEW-VEHICLE OPERATIONS

     CarMax believes that the sources of consumer dissatisfaction associated with the traditional used-vehicle buying process are similar to those experienced in new-vehicle purchasing. As a result, CarMax believes that its approach to used-vehicle sales can be successfully applied to new-vehicle retailing.

     CarMax currently operates a Chrysler franchise at one of its Atlanta, Georgia locations where it employs the same efficient customer-friendly sales process as in its used-vehicle operations. It offers new cars with a full range of related services, at low, "no-haggle" prices and uses AutoMation to provide complete information to the customer regarding vehicle inventory, as well as financing and service policy options. Unlike many traditional new-car dealers, it does not charge processing, administration, application or other "hidden" fees and does not attempt to sell other options at inflated prices.

     CarMax was able to add the Chrysler franchise to one of its existing used-car operations by expanding the available display space, hiring additional sales consultants and producing advertising relating specifically to its new vehicles. The new-vehicle operation has been successful to date, surpassing in less than five months of operation the annual planning volume established by Chrysler and permitting CarMax to achieve additional leverage on its store overhead and other costs. Based upon its experience to date with the Atlanta location, CarMax believes the addition of a new-vehicle franchise to a used-vehicle store should provide incremental revenues and contribute to the store's operating profits during the first full year of franchise operation. CarMax intends to aggressively pursue new car franchises for its new and existing stores both through acquisition of franchises within the territory of its store operations and through new grants. CarMax plans to add 15 to 25 new car franchises to its used-car operations over the initial phase of its rollout through fiscal 2002. However, given the relative unavailability of new franchises and the limited availability of franchises within a suitable radius of its existing and proposed stores, as well as the uncertain future willingness of manufacturers to approve these transactions, CarMax cannot assure that it will be able to achieve this portion of its growth plan. CarMax has received initial indications from several foreign and domestic manufacturers of their willingness to approve CarMax as a franchisee. CarMax is continuing to explore opportunities with these manufacturers, as well as with existing franchised dealerships.

VEHICLE FINANCING

     CarMax provides financing for its customers' vehicle purchases through its financing unit, FNAC, and also arranges financing through NationsBank, N.A. ("NationsBank") and other third-party lenders. After a customer has selected a vehicle to purchase, a financing application is submitted electronically through AutoMation to both FNAC and NationsBank, where computerized systems evaluate the creditworthiness of the customer. Based upon multiple credit bureau checks, information provided by the customer and credit standards prescribed by the lender, CarMax presents qualified customers with financing offers from either FNAC or NationsBank, or both, typically within less than eight minutes. If the customer fails to meet the automated standards for expedited credit approval, the lenders' credit personnel undertake further analysis, following which an adjustment to the terms of the proposed credit may be made or, in cases of more serious credit problems, the application may be forwarded to one or more third-party lenders specializing in sub-prime credit loans. All financings are typically installment contracts secured by the vehicles financed and generally require a down payment. Customers are permitted to refinance their loans within three days of a purchase without incurring any finance or related charges.

     FNAC generates income from the financing it provides to CarMax customers primarily through the sale and servicing of the contract receivables it originates. In addition, FNAC enables CarMax to make credit decisions based on overall business considerations and thus helps to ensure the reasonable availability of credit to support CarMax vehicle sales (while retaining its prudent credit standards) in the event third-party lenders should curtail credit availability due to market considerations. CarMax believes that the high quality of its used vehicles as well as the broad scope of the service polices it sells reduce default rates on its customers' loans by helping to keep the purchased vehicles operational. The lower default rates enable CarMax to provide and arrange financing at competitive rates. CarMax provides financing for approximately 70 percent of its customers through its prime lenders, with about half of these prime loans placed by FNAC. Another five to 10 percent of CarMax used-vehicle financing is provided by third-party sub-prime lenders. The CarMax arrangements with NationsBank and other third-party lenders provide for payment of a fee to CarMax at the time of financing provided the loan is not refinanced within three days. CarMax has no recourse liability on loans arranged with third-party lenders.

                                     VII-9

     FNAC currently sells contract receivables to Enterprise Funding Corporation ("EFC"), a corporation unaffiliated with the Company, which purchases interests in contract receivables and similar assets originated by third parties. EFC finances its purchase of such interests, including its purchase of an undivided interest in the contract receivables originated by FNAC, primarily through the issuance of commercial paper. CarMax retains a subordinated undivided interest in FNAC's receivables to the extent of the excess of the receivables balance over EFC's investment in the receivables and continues to service the receivables for a monthly servicing fee. CarMax has no additional liability on the receivables sold to EFC. CarMax currently expects that the total capacity of its arrangement with EFC will increase as its business and financing needs grow.

     As an alternative to loan financing, CarMax also arranges lease financing for its new-vehicle customers through Chrysler and NationsBank. CarMax's arrangements with Chrysler and NationsBank provide for payment of a fee to CarMax at the time of financing. CarMax plans to offer lease financing for its used vehicles on a selected basis beginning in fiscal 1998.

     CarMax recognizes income from the sale of its contract receivables to EFC at the time of sale. Participation fees from third-party lenders and lessors are recognized for financial reporting purposes at the time of sale.

SERVICE POLICY SALES

     At the time of a vehicle sale, CarMax offers to sell to the customer either a primary service policy or, in the case of a new or used vehicle still covered by the manufacturer's warranty, an extended service policy to supplement the warranty provided by the manufacturer. The service policies are offered at a low, fixed price. All service policies sold by CarMax have been custom-designed to its own specifications and are administered by Virginia Surety Company, Inc., a subsidiary of AON Corporation, under a private-label arrangement under which CarMax receives a fee from the administrator at the time the service policy is sold. CarMax offers comprehensive bumper-to-bumper service policies called "MaxCare" on its CarMax vehicles and comprehensive power train service policies on its ValuMax vehicles.

     Repair services under the policies sold by CarMax are currently provided primarily through a network of preferred dealers, although customers are permitted to obtain covered services from any source. CarMax believes that the quality of the services provided by its preferred dealer network, as well as the broad scope of its service policies, helps promote customer satisfaction and loyalty and thus increases the likelihood of repeat and referral business. As part of its planned expansion into retail repair service, CarMax expects that in fiscal 1998 it will begin performing some of the repair service under those policies at its own stores. See "Growth Strategy -- Expansion of Retail Repair Service Operations" and "Service and Parts." CarMax already performs minor repair work at all store locations under its free, 30-day comprehensive warranty and more extensive warranty service on Chrysler vehicles at its new car dealership in Atlanta.

     In most states, CarMax retains no liability on the service policies it sells and thus recognizes all of the income from fees paid by the third-party administrator at the time of sale. In states where third-party service policy sales are not permitted by law, CarMax sells its own service policies. Revenue from the Group's service policies is deferred and recognized over the life of the contract based on industry experience.

AUTOMATED SYSTEMS

     CarMax believes that the application of computer-based management technology to retailing promotes efficiency and profitability and enables the Group to provide better service to its customers. With a staff of more than 70 MIS professionals, CarMax has made a commitment to improving its existing technology and extending the use of technology to all areas of its business -- used vehicles, new vehicles, and retail repair service, as well as financial management and accounting systems. Access to Circuit City's technology resources and experience has been and continue to be important to CarMax. The first CarMax employee was an MIS associate from Circuit City who led the AutoMation development effort. Information systems at CarMax are currently managed by three individuals at the director level who had an average of seven years' experience with Circuit City before transferring to CarMax. CarMax supplements these resources with strategic guidance from Circuit City's Chief Information Officer and key members of the Company's management information systems team, as well as outside consultants.

     CarMax has leveraged Circuit City's experience in automating over 400 retail sites nationwide to develop and implement AutoMation, a proprietary inventory and point-of-sale system that links the CarMax headquarters with all of its facilities and provides near real-time data collection and communication among all parts of its business. AutoMation makes it possible for CarMax management to collect and analyze information from each store and reconditioning center to control inventory, analyze sales, refine sales strategies, evaluate performance and help determine compensation of sales consultants,

                                     VII-10
technicians, buyers and managers and, ultimately, measure profitability. AutoMation is also a key component at each step of the CarMax sales process, providing information to customers about available inventory, financing, service policies and fees and options, including pricing and terms.

     CarMax anticipates that efficiencies generated by its substantial investment in people, systems and hardware should position it as a low-cost operator in its industry. CarMax believes that its commitment to the application of computer-based management technology to retailing represents an important competitive advantage.

MARKETING AND ADVERTISING

     CarMax marketing strategies are focused on developing general awareness of the advantages of shopping at CarMax, attracting customers who are already in the market to purchase a vehicle and targeting specific segments of the market through special promotions. CarMax marketing strategies are implemented primarily through newspaper, television and radio advertising. CarMax is able to realize significant cost savings on advertising by purchasing its advertising jointly with the Circuit City Group, thus leveraging Circuit City's tremendous media buying power. In fiscal 1995, the Circuit City Group was one of the largest purchasers of newspaper advertising and spot television advertising in the United States. As additional stores are opened in a particular market, CarMax expects to realize further cost economies as a result of even greater leveraging of its advertising expenses in the local market area over a larger number of stores. CarMax utilizes market awareness and customer satisfaction surveys to help tailor its marketing efforts to the purchasing habits and preferences of customers in each market area.

     Newspaper advertisements are designed to attract persons who have already decided to purchase a vehicle by showing the variety, depth and low prices of the CarMax selection in the type of vehicle desired. Such advertisements typically involve multi-page spreads and are published three times a week. The innovative approach of CarMax to newspaper advertising includes listing the price of each vehicle available for sale, thereby facilitating comparison price shopping by the consumer. CarMax television and radio advertisements are designed to increase public awareness of the advantages of shopping at CarMax, including the low, "no-haggle" prices, the broad selection of new and/or quality used vehicles in a wide range of prices and the customer-friendly service. CarMax is the sole national auto retailing sponsor of CarTalk(Register mark), a national radio talk show designed to assist callers with their car repair problems. CarTalk(Register mark) is currently aired on 372 stations nationwide on National Public Radio. CarMax also targets specific segments of the used-vehicle market through special promotions. Such promotions may focus on a particular type of vehicle (e.g., "Minivan Month") or a particular price point (e.g., $9,999 or less) for a large number of vehicles. Promotions are closely coordinated by CarMax marketing staff with the purchasing departments at the selected locations to ensure that appropriate quantities of the targeted inventory are purchased and displayed, thus maximizing the benefits of the promotion.

MANAGEMENT OF THE CARMAX GROUP

     CarMax has leveraged the demonstrated expertise of Circuit City in the high-volume, nationwide rollout of retail stores to build a management team dedicated to the implementation of the CarMax business strategy in automobile retailing. CarMax anticipates that it will rely on this core team to develop the location managers that the business will need nationally in order to ensure successful implementation of the CarMax growth strategy. Set forth below is brief biographical information relating to the Chairman of the Board, President and Chief Executive Officer of the Company, the Senior Vice President, Chief Financial Officer and Secretary of the Company and the other members of the CarMax management team.

     RICHARD L. SHARP is Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Sharp joined the Company as an Executive Vice President in 1982. He became President of the Company in 1984, Chief Executive Officer in 1986 and Chairman of the Board in 1994. He is a director of James River Corporation of Virginia and Flextronics International, Ltd. He has been a director of the Company since 1983.

     MICHAEL T. CHALIFOUX is Senior Vice President, Chief Financial Officer and Secretary of the Company. Mr. Chalifoux joined the Company in 1983 as Corporate Controller and was elected Vice President and Chief Financial Officer in 1988. He became Senior Vice President and Chief Financial Officer in 1990 and Secretary in 1993. He has been a director of the Company since 1991. He was instrumental in establishing and expanding both the FNANB and FNAC credit operations.

     W. AUSTIN LIGON is President of CarMax and Senior Vice President of Automotive for the Company. Mr. Ligon joined the Company in 1990 as Vice President of Corporate Planning and was named Senior Vice President in 1991. Mr. Ligon came to Circuit City from Marriott Corporation where he was Senior Vice President of Strategic Planning for Marriott Hotels and Resorts. He joined Marriott in 1984 as Director of Corporate Planning and Business Development. He served as Vice

                                     VII-11

President of Marketing in Marriott's family restaurant division and as Vice President and General Manager of the Allie's Restaurant Division. Mr. Ligon was a senior consultant for the Boston Consulting Group in London, England from 1980 to 1983 and an independent financial consultant to several international companies in Bangkok, Thailand, from 1983 to 1984.

     MARK F. O'NEIL is Vice President and General Manager of CarMax. Mr. O'Neil joined the Company in 1992 as Director of Special Projects for the new automotive division and was promoted to Vice President and General Manager in 1995. Mr. O'Neil had prior automotive experience with Ertley Motorworld, a dealer with 19 franchises based in Wilkes-Barre, Pennsylvania, where he was President and Chief Operating Officer from 1990 to 1992. Ertley currently operates a "state-of-the-art" auto-mall which includes 12 franchises offering up to 1,000 cars. The facility includes over 50 service bays on a 60-acre complex. Mr. O'Neil had additional automotive experience with BTE/Collision Repair Experts, Inc. in Philadelphia, Pennsylvania, where he was a General Manager/Partner from 1988 to 1990 and GKN Autobody in Memphis, Tennessee, where he was Director of Development and Marketing from 1987 to 1988. Mr. O'Neil was a Management Consultant with McKinsey & Company, Inc. in Los Angeles, California from 1985 to 1987 and served as a Product Marketing Engineer with Intel Corporation from 1980 to 1983.

     KEITH D. BROWNING is Vice President and Chief Financial Officer for CarMax and Vice President of the Company. Mr. Browning joined the Company in 1982 as Assistant Controller for the West Coast Division of Circuit City and was the Controller for the division from 1984 to 1987. In 1987 the West Coast accounting functions were consolidated, and Mr. Browning was appointed Assistant Controller for the Company in Richmond, Virginia and was later promoted to Corporate Controller in 1990. Mr. Browning was promoted to Vice President in 1995 and joined CarMax in early 1996. Mr. Browning has had extensive experience with the rollout of other Circuit City business concepts, beginning with the initial Circuit City Superstore rollout for the West Coast Division. Mr. Browning has been involved in the development of accounting procedures, systems and internal controls for CarMax since its inception. Prior to joining Circuit City, Mr. Browning was Assistant Controller of a division of Kroger Company based in Commerce, California.

     THOMAS J. FOLLIARD is Vice President of Merchandising for CarMax. Mr. Folliard joined the Company in 1993 as the Senior Buyer and became the Director of Purchasing in 1994. Mr. Folliard was promoted to his current position in 1996. He is responsible for the purchasing functions of the Group and has been instrumental in the design and development of the buyer training program and in-store wholesale auction process. Mr. Folliard's prior experience was with Jim Rathman Chevrolet/Cadillac in Melbourne, Florida in auto wholesaling from 1989 to 1993 where he was a member of one of the largest wholesale-buying groups in the southeastern U.S..

     FRED S. WILSON is Assistant Vice President, Loss Prevention for CarMax. Mr. Wilson joined the Company in 1990 as Director of Loss Prevention and was promoted to Assistant Vice President, Loss Prevention in 1993. Mr. Wilson has several years "big-ticket" retail experience as well as several years of high-volume retail experience. Mr. Wilson joined CarMax in August of 1996. Prior to joining Circuit City, Mr. Wilson was Director of Loss Prevention for Volume Shoe Corporation from 1985 to 1990 and Corporate Loss Prevention Manager for Schaak Electronics from 1983 to 1985. Mr. Wilson was Regional Loss Prevention Manager for The Musicland Group from 1982 to 1983 and served in a number of positions in loss prevention with Montgomery Ward from 1976 to 1982.

     In addition to the senior management listed above, location general managers provide important depth to the CarMax management team. The CarMax store management team averages approximately eight years of experience in retailing and approximately three years of experience in automotive retailing prior to joining CarMax. CarMax expects the location general managers that will be appointed for fiscal 1998 store openings will have an average of approximately three years experience with CarMax.

FACILITIES

     CarMax currently operates six stores in Virginia, North Carolina, Georgia and Florida. All CarMax stores are located in high-visibility, high-traffic commercial areas. CarMax utilizes three original store prototypes that vary in display capacity from 400 to 1,200 vehicles depending on local market size, consumer demand and other factors. The "C" prototype is designed to serve the most populous trade areas and offers the largest merchandise assortment, with approximately 82,000 square feet of building space and a display capacity of up to 1,200 vehicles. The "B" prototype is designed for medium-sized markets, with approximately 66,000 square feet of building space and a display capacity of up to 800 vehicles. The "A" prototype is designed to serve primarily smaller markets and trade areas that are on the fringes of larger metropolitan markets, with approximately 53,000 square feet of building space and a display capacity of up to 600 vehicles.

                                     VII-12

     In April 1996, CarMax opened a specialized center in Orlando, Florida dedicated solely to reconditioning vehicles for sale at stores in the Georgia, Florida and North Carolina markets. The reconditioning center has approximately 40 service bays and can recondition up to 2,000 cars per month.

     The following table summarizes CarMax facilities as of          , 1996:

                                                                                                    BUILDING SQUARE FOOTAGE
                                                                                             --------------------------------------
                                                                         DISPLAY CAPACITY                    SELLING AND
                                                                             (UNITS)         SERVICE AREA    OTHER AREA      TOTAL
                                                                         ----------------    ------------    -----------    -------
Atlanta, Georgia (Town Center)........................................           613             14,758         21,906       36,664
Atlanta, Georgia (Gwinnett)...........................................         1,187             40,451         46,347       86,798
Charlotte, North Carolina.............................................           777             28,920         27,131       56,051
Orlando, Florida......................................................           684             31,265         27,996       59,261
Raleigh, North Carolina...............................................           600             19,419         20,589       40,008
Richmond, Virginia....................................................           509             18,299         14,279       32,578
Tampa, Florida (1)....................................................           774             41,498         35,676       77,174
Orlando, Florida Reconditioning Facility..............................            --             37,000          5,280       42,280

---------------

(1) Under construction

     CarMax currently leases its headquarters, which is located in suburban Richmond, Virginia, near both the main offices of the Circuit City Group and the site of the first CarMax retail store.

FRANCHISE AGREEMENT WITH CHRYSLER

     CarMax operates a new-car franchise at one of its Atlanta, Georgia stores under a Sales and Service Agreement (the "Franchise Agreement") between Chrysler and the CarMax Group. The Franchise Agreement provides, among other things, that CarMax has the right and obligation to sell specified models of new Chrysler-manufactured vehicles and provide related parts and service solely at the Atlanta, Georgia location, and that CarMax will not sell or service at that location any new vehicles not manufactured by Chrysler. The Franchise Agreement expressly permits CarMax to sell and service used vehicles at this location, regardless of the manufacturer. The Franchise Agreement also grants CarMax the non-exclusive right to use and display Chrysler's trademarks, service marks and designs in the form and manner approved by Chrysler. As is typically the case, the Franchise Agreement does not guarantee exclusivity within a specified territory. The Franchise Agreement also imposes requirements on CarMax concerning such matters as the facilities and equipment for servicing vehicles, the maintenance of vehicles and parts, and the training of personnel. Compliance with these requirements is closely monitored by Chrysler. The Franchise Agreement does not have a specified expiration date, but may be terminated by CarMax on not less than 30 days written notice for any reason and by Chrysler on generally not less than 60 days written notice for specified reasons, including a breach by CarMax of any of its obligations thereunder or if, without Chrysler's prior approval, the Company ceases to control the subsidiary that entered into the agreement.

     The automobile franchise relationship is also governed by various federal and state laws established to protect dealerships from the generally unequal bargaining power between the parties. For example, under the laws of Georgia, a manufacturer may not terminate a franchise without good cause and may not arbitrarily withhold approval for a proposed change in ownership unless it offers to purchase the franchise from the dealer.

COMPETITION

     The automotive retailing industry is highly competitive. Consumers typically have many choices in deciding where to purchase a used or new vehicle, particularly in the larger markets that CarMax intends to target as part of its expansion plan. In both the used- and new-vehicle markets, CarMax seeks to distinguish itself from traditional dealerships through its sales approach and other innovative operating strategies.

     In the used-vehicle market, CarMax competes with franchised dealers, independent used-car dealers, automobile rental agencies and private parties. CarMax anticipates that it will also face competition from other used-car stores that currently employ or may adopt non-traditional selling methods similar to those used by CarMax. CarMax believes that the principal competitive factors in used-vehicle sales are the following: price; the ability to offer a wide selection of vehicles, including the more popular makes and models; the quality of the vehicles; the location of retail sites; and the degree of customer satisfaction with the car-buying experience. Other competitive factors include the ability to offer or arrange customer financing on competitive terms and the quality and cost of primary and extended warranties. CarMax believes that its stores are

                                     VII-13
competitive in all of these areas and enjoy certain advantages over its competitors that employ traditional selling methods. See "Operating Strategies -- Efficient, Customer-Friendly Sales Process."

     In the new-vehicle market, CarMax competes with other franchised dealers offering vehicles produced by the same or other manufacturers, auto brokers and leasing companies. CarMax believes that the principal competitive factors in new-vehicle sales are the following: price; dealer sales promotions; the ability of dealerships to offer a wide selection of the most popular vehicles; the location of retail sites; and the quality of customer service. CarMax believes its new-vehicle store in Atlanta, Georgia is competitive in all of these areas; however, because the franchise was awarded in 1995 and because of the inventory allocation system utilized by Chrysler under which future allocations are based on prior sales, the store has not yet reached the inventory levels that CarMax expects to be available at maturity. Given that the new-vehicle market has historically been served primarily by dealerships employing traditional marketing techniques, CarMax believes that its use of innovative selling methods will create additional competitive factors in which CarMax may have an advantage. See "Operating Strategies -- Efficient, Customer-Friendly Sales Process."

     When arranging or providing financing for its customers' vehicle purchases, CarMax, through FNAC, competes with a broad range of financial institutions. CarMax believes that the principal competitive factors in offering financing are convenience, interest rates and contract terms. CarMax believes that it is competitive in all of these areas.

     In addition to being affected by national competitive trends, the success of CarMax depends, in part, on regional auto buying trends, local and regional economic factors and other regional competitive pressures. Currently, CarMax sells its vehicles in Virginia, North Carolina, Florida and Georgia. Conditions and competitive pressures, such as aggressive discounting by manufacturers or a general economic downturn in the region, affecting these markets or new markets that CarMax enters could adversely affect CarMax, although the automotive retail industry as a whole might not be affected.

SERVICE MARKS

     The marks "CarMax," "CarMax The Auto Superstore," "The New Way to Buy Used Cars," "MaxCare," "ValuMax" and "AutoMation" are federally registered service marks of CarMax, and CarMax considers these marks and the accompanying goodwill and customer recognition to be valuable to its business. CarMax has applied for or received federal registrations for numerous other service marks routinely used in its business, including variations of, and designs associated with, those named above. Such registrations can be kept in force in perpetuity through continued use of the marks and timely applications for renewal. For a description of certain legal proceedings related to the CarMax mark, see "Legal Proceedings and Insurance."

GOVERNMENTAL REGULATION

     The CarMax operations are subject to ongoing regulation, supervision and licensing under various federal, state and local statutes, ordinances and regulations. Among other things, these laws require that CarMax obtain a license in order to establish, operate or relocate a dealership or to operate an automotive repair facility. These laws also regulate the manner in which CarMax conducts its business, including its advertising and sales practices.

     The financing activities of CarMax with its customers are subject to federal truth in lending, consumer lending and equal credit opportunity regulations as well as state and local motor vehicle finance laws, installment finance laws, usury laws and other installment sales laws. Some states regulate finance fees that may be paid as a result of vehicle sales.

     As with automobile dealerships generally, and service operations in particular, the CarMax business involves the use, handling and disposal of hazardous or toxic substances, including motor oil, gasoline, transmission fluid, solvents, lubricants and other materials. The business also involves the past and current operation and/or removal of aboveground and underground storage tanks containing such substances. Accordingly, CarMax is subject to federal, state and local laws and regulations governing air and water quality and the handling, storage and disposal of hazardous or toxic substances. CarMax believes that it does not have any material environmental liabilities and that compliance with such laws and regulations will not, individually or in the aggregate, have a material adverse effect on its results of operations or financial condition. However, environmental laws and regulations are complex and subject to frequent change. There can be no assurance that compliance with amended, new or more stringent laws or regulations, stricter interpretations of existing laws or the future discovery of environmental conditions at current or future locations will not require additional expenditures by CarMax, or that such expenditures would not be material.

                                     VII-14

     CarMax believes that it is in substantial compliance with all laws affecting its business. Possible penalties for violation of any of these laws include revocation of licenses and imposition of fines. In addition, many laws may give customers a private cause of action.

EMPLOYEES

     On                     , CarMax had       employees, of whom   were
employed in store managerial positions,    were employed on a commission basis
in non-managerial store sales positions,    were employed in non-managerial
purchasing, parts and service positions and the balance were employed in other administrative and managerial positions. Management of CarMax considers its relationship with its employees to be good. None of the CarMax employees is subject to a collective bargaining agreement.

LEGAL PROCEEDINGS AND INSURANCE

     By letter dated April 26, 1996, OfficeMax, Inc. accused the Company of infringing OfficeMax, Inc.'s trademark rights by using the mark CARMAX. The Company denies such allegations and on May 19, 1996, filed suit in the U.S. District Court for the Eastern District of Virginia seeking a declaratory judgment that the Company's use and registration of the mark CARMAX and other marks containing MAX as a prefix or suffix do not violate any rights of OfficeMax, Inc. On June 10, 1996, OfficeMax, Inc. filed a counterclaim against the Company seeking unspecified damages and an order enjoining the Company from using certain marks, including the mark CARMAX. On October 22, 1996, the Court granted the Company's motion to file an amended complaint requesting, among other things, that certain of OfficeMax, Inc.'s marks be cancelled or declared void. A trial on these matters has been set for December 2, 1996. Although it is impossible to predict the outcome of this litigation, the Company believes that it has a valid basis for its complaint and that OfficeMax, Inc.'s allegations and counterclaims are without merit.

     In addition to the matters described above, CarMax is involved in various legal proceedings that arise in the normal course of business. Based upon its evaluation of the information currently available, CarMax believes that the ultimate resolution of any such proceedings will not have a material adverse effect on the financial position, liquidity or results of operations of CarMax.

     CarMax maintains general liability and property insurance and an umbrella and excess liability policy in amounts it considers adequate and customary for businesses of its kind. However, there can be no assurance that CarMax will not experience legal claims in excess of its insurance coverage or claims which are ultimately not covered by insurance.

                                     VII-15

                                  CARMAX GROUP

                         INDEX TO FINANCIAL INFORMATION

                                                                                                                           PAGE
                                                                                                                        ----------
MANAGEMENT'S DISCUSSION AND ANALYSIS.................................................................................       VII-17
FINANCIAL STATEMENTS
  Statements of Operations -- Years Ended February 29 or 28, 1996, 1995 and 1994.....................................       VII-21
  Balance Sheets -- February 29 or 28, 1996 and 1995.................................................................       VII-22
  Statements of Cash Flows -- Years Ended February 29 or 28, 1996, 1995 and 1994.....................................       VII-23
  Statements of Accumulated Group Deficit -- Years Ended February 29 or 28, 1996, 1995 and 1994......................       VII-24
  Notes to Group Financial Statements................................................................................       VII-25
  Report of KPMG Peat Marwick LLP, Independent Auditors..............................................................       VII-35
INTERIM FINANCIAL STATEMENTS
  Statements of Operations -- Six Months Ended August 31, 1996 and 1995 (unaudited)..................................       VII-36
  Balance Sheets -- August 31, 1996 (unaudited) and February 29, 1996................................................       VII-37
  Statements of Cash Flows -- Six Months Ended August 31, 1996 and 1995 (unaudited)..................................       VII-38
  Notes to Group Financial Statements (unaudited)....................................................................       VII-39

                                     VII-16

                                  CARMAX GROUP

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The CarMax Group (the "Group") began operations with one store in Richmond, Virginia, in October of the fiscal year ended February 28, 1994. As of August 31, 1996, the Group operated five retail locations. Three different store formats, which vary in acreage, vehicle assortment and facility square footage allow the Group to tailor its operations to the populations and volume expectations for specific trade areas. The "C" store in operation today covers 30 acres with room to display up to 1,200 vehicles and includes an 86,000 square foot showroom, reconditioning and service facility. The one "B" format store covers 21 acres, has room to display up to 770 vehicles and includes a 56,000 square-foot facility. The three "A" format stores average 12 acres, have room for up to 600 vehicles and include facilities that average 36,000 square feet.

     Early in the current fiscal year at the Group's used car "C" store location in Atlanta, Georgia, CarMax began selling new Chrysler, Plymouth, Jeep and Eagle vehicles under the terms of a franchise agreement with Chrysler Corporation.

The table below details CarMax retail units:

                                                                      August 31             February 28 or 29
                                                                   ---------------     ----------------------------
                                                                   1996      1995       1996       1995       1994
                                                                   ----     ------     ------     ------     ------
"C" Store......................................................      1          1          1         --         --
"B" Store......................................................      1         --         --         --         --
"A" Store......................................................      3          3          3          2          1
                                                                            ------     ------     ------     ------
Total..........................................................      5          4          4          2          1
                                                                            ------     ------     ------     ------
                                                                            ------     ------     ------     ------

RESULTS OF OPERATIONS -- FISCAL YEARS 1996, 1995 AND 1994

     In order to present historical financial information which represents the business defined as the CarMax Group, certain reclassifications have been made to conform the results of operations for all periods presented. The accounts of the Company's test in wholesaling used cars, which has ceased operation, were excluded from the CarMax Group's results of operations. As a result, both net sales and net losses are lower than previously reported amounts.

  SALES GROWTH

     Total sales increased 258 percent in fiscal 1996, to $275.9 million. In fiscal 1995 total sales increased 376 percent to $77.0 million from $16.2 million in fiscal 1994. The fiscal 1996 sales growth primarily reflects the addition of new locations and includes a 10 percent comparable stores sales increase for one location classified as a comparable store throughout the year and a second location classified as a comparable store for a portion of the year. The fiscal 1995 growth includes a 43 percent comparable store sales increase for one location classified as comparable for a portion of the year.

     In most states, CarMax sells service policies on behalf of an unrelated third-party and has no contractual liability to the customer under the service policy program. Commission revenue from third-party service policy programs is recognized immediately. In states where third-party service policy sales are not permitted by law, CarMax sells its own service policies. Revenues from the Group's service policies are deferred and recognized over the life of the contract based on industry experience. As the Group grows, it expects that third-party sales will constitute the larger percentage of service policy sales.

     Gross dollar sales (aggregate consumer's retail purchase price) from all service policy programs were 3.8 percent of total sales in fiscal 1996 compared to 3.3 percent and 3.5 percent in fiscal 1995 and 1994, respectively. Total service policy revenue, which is reported in total sales, was 1.4 percent of total sales in fiscal 1996 compared to 0.5 percent and 0.1 percent in fiscal 1995 and 1994, respectively. Third party service policy revenues were 1.3 percent of total sales in fiscal 1996 compared to 0.4 percent in fiscal 1995.

     IMPACT OF INFLATION. Management expects that increases in vehicle pricing would have a positive impact on CarMax's sales and earnings. However, increased interest rates, including rates associated with consumer installment credit, could have a negative impact on sales and earnings.

                                     VII-17

  GROSS PROFIT

     The CarMax marketing concept includes a strong commitment to providing a high level of consumer value. The CarMax strategy is to price vehicles at or below the best negotiated price in the market. As a result, CarMax operates with lower gross profit margins than industry averages for used-vehicle dealerships. The gross profit margin was 8.6 percent in fiscal 1996, 6.3 percent in fiscal 1995 and 12.2 percent in fiscal 1994. Improved inventory management, including optimizing each store's vehicle mix and display based on local market demand, contributed to the margin increase in fiscal 1996. The fiscal 1994 margin reflects results from the Group's first location, which operated for the last five months of the fiscal year. Pricing adjustments made during the early stages of operation reduced the gross margin from fiscal 1994 to fiscal 1995 but also produced higher per store sales volumes. Cost of sales includes the cost of vehicles, reconditioning costs, transportation and other purchasing costs.

  SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     CarMax's consumer value marketing concept produces average store volumes higher than industry averages. As a result, selling, general and administrative expenses are expected to be relatively lower as a percentage of sales. Over the past three years, the expense to sales ratio has declined as sales from additional locations and comparable store sales growth have leveraged expenses, including start-up costs and Group overhead expenses. Selling, general and administrative expenses were 10.3 percent of sales in fiscal 1996, 14.0 percent in fiscal 1995 and 30.0 percent in fiscal 1994.

     Operating profits generated by the CarMax Group's installment lending division, First North American Credit, and fees received for arranging financing through third parties are recorded as a reduction to selling, general and administrative expenses.

  INTEREST EXPENSE

     Interest expense was 1.5 percent of sales in fiscal 1996, 1.4 percent in fiscal 1995, and 1.0 percent in fiscal 1994. Interest expense is incurred on allocated debt used primarily for store expansion and inventory and receivables growth.

  INCOME TAXES

     The Group's effective income tax rate was 41.5 percent in fiscal 1996, 41.2 percent in fiscal 1995 and 40.8 percent in fiscal 1994. The CarMax Group generated losses in all reported periods, and as a result has recorded related income tax benefits. Compared to the Circuit City Group, this Group experienced relatively higher state income tax rates due to the fact that as members of the consolidated group for state tax purposes the CarMax Group is subject to income tax in states in which it presently does not conduct business. The resulting high tax rate is expected to decline as the Group expands geographically into additional states.

  NET LOSS

     Management anticipated that CarMax would produce a loss in its initial growth stage. The pre-tax loss totaled $8.9 million in fiscal 1996, $7.0 million in fiscal 1995 and $3.0 million in fiscal 1994. After-tax losses totalled $5.2 million in fiscal 1996, $4.1 million in fiscal 1995 and $1.8 million in fiscal 1994. Although the Group has produced losses as expected, all stores open as of August 31, 1996, are currently producing an operating profit before Group overhead.

  OPERATIONS OUTLOOK

     The Group expects to enter 45 of the nation's top 50 markets, reaching a total store count of 80 to 90 locations by fiscal 2002. The expansion plans include two additional stores in the current fiscal year, eight to 10 stores next fiscal year and 15 to 20 openings per year thereafter. The Group also will continue to explore opportunities in new-car retailing. The initial results at the Chrysler franchise location have exceeded expectations. As a result, the Group intends to pursue new car franchises by acquisition of existing franchises and franchise grants from automobile manufacturers. The Group currently provides a full range of repair service on all new vehicles and limited service on used vehicles. The Group plans on expanding its retail repair service offering in all of its locations during fiscal 1998.

     CarMax expects to produce a higher loss in fiscal 1997 versus fiscal 1996 due to the increased costs from acceleration of Group overhead and other infrastructure to support its accelerated roll-out plan as well as adjustments to existing locations to incorporate operating enhancements. The Group expects to generate improved results in fiscal 1998 and generate profits by fiscal year 1999.

                                     VII-18

FINANCIAL CONDITION

  LIQUIDITY AND CAPITAL RESOURCES

     Accumulated Group deficits at February 29, 1996, and August 31, 1996, totalled $11.2 million and $11.8 million, respectively. The Group has funded such deficits and the expansion of the store base and installment loan portfolio through a combination of allocated external debt, sale leaseback transactions and receivables securitizations. The Group continues to work towards obtaining a cost effective securitization of automobile inventory.

     In fiscal 1996, net cash provided by operating activities was $16.1 million compared with $68.0 million used in operating activities in fiscal 1995 and $20.0 million used in operating activities in fiscal 1994. The fiscal 1996 cash increase principally reflects a decrease in net accounts receivable due to the sale of installment loan receivables through securitizations, as described below, and a more limited growth of inventory in relation to sales growth. The increase in cash used in operating activities in fiscal 1995 reflects an increase in installment loan receivables generated by existing and new stores and an increase in inventory to support new store openings.

     Net cash used in operating activities was $1.9 million for the six months ended August 31, 1996, reflecting a use of cash to fund an additional $9.1 million in accounts receivable, which was partially offset by a $5.1 million increase in accounts payable, accrued expenses and other current liabilities.

     For the six months ended August 31, 1995, the $40.0 million increase in cash provided by operating activities was largely the result of a $24.5 million decrease in accounts receivable from an initial securitization transaction and a $19.2 million increase in accounts payable, accrued expenses and other current liabilities.

     The auto loan securitization program was started in fiscal 1996 with securitized receivables totaling $87.0 million at February 29, 1996. At August 31, 1996, securitized receivables totaled $121.0 million. Under the securitization program, receivables are sold to an unaffiliated third party with the servicing benefit retained. The Group expects that the existing securitization programs can be increased to accommodate receivables growth as CarMax grows.

     The CarMax Group's capital expenditures were $26.8 million in fiscal 1996, $33.0 million in fiscal 1995 and $7.3 million in fiscal 1994. The Group anticipates capital expenditures for fiscal 1997 to aggregate approximately $185 million. Capital expenditures for the first six months of fiscal 1997 were $25.8 million. Most of CarMax's capital expenditures through the second quarter of fiscal 1997 related to the opening of its five existing stores, its reconditioning center and stores scheduled to open over the following 12 months. Capital expenditures for the balance of fiscal 1997 will consist primarily of expenditures for the remaining fiscal 1997 store openings and store openings in fiscal 1998.

     The Group relies on the Company's allocated external debt to fund operating deficits and to provide working capital needed to fund net assets not otherwise disposed of through sale-leasebacks or receivable securitizations. All significant financial activities of the Group are managed by the Company on a centralized basis and are dependent on the financial condition of the Company. Such financial activities include the investment of surplus cash, issuance and repayment of debt, securitization of receivables and sale-leasebacks of real estate.

     The Company anticipates that the proceeds of the CarMax Stock Proposal, proceeds from the sales of property and equipment and receivables, and increases in the Company's debt allocated to the CarMax Group, together with cash generated by operations, will be sufficient to fund CarMax Group's capital expenditures and operations through the expansion period.

RESULTS OF OPERATIONS -- FIRST SIX MONTHS OF FISCAL 1997 VERSUS FIRST SIX MONTHS OF FISCAL 1996

  SALES GROWTH

     Total sales increased 101 percent to $256.9 million in the first six months of fiscal 1997 compared to $127.6 million in the first six months of fiscal 1996. The sales growth primarily reflects the addition of new stores, and the addition of the Chrysler franchise at one of the Atlanta, Georgia, stores, as well as a 21 percent increase in comparable store sales.

     Gross dollar sales from all service policies were 3.6 percent of total sales in the first six months of fiscal 1997 compared with 3.7 percent in the first six months of fiscal 1996. The decline in service policy revenues reflects the addition of the Chrysler franchise resulting in lower penetration due to manufacturer's warranty coverage. Total service policy revenues, which are reported in total sales, were 1.2 percent of total sales in the first six months of fiscal 1997 compared to 1.3 percent in the first six months of fiscal 1996. Third-party service policy revenues were 1.1 percent of total sales in the first six months of fiscal 1997 compared to 1.2 percent in the first six months of fiscal 1996.

                                     VII-19

  SEASONALITY

     CarMax Group sales are subject to seasonal influences. Generally the Group experiences more of its net sales in the first half of the fiscal year. Therefore, interim results should not be relied upon as necessarily indicative of results for the entire fiscal year.

  GROSS PROFIT

     Gross profit as a percentage of sales was 9.0 percent in the first six months of fiscal 1997 compared to 8.9 percent for the first six months of fiscal 1996.

  SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Selling, general and administrative expenses decreased as a percentage of sales to 8.5 percent of sales in the first six months of fiscal 1997 compared to
10.2 percent of sales in the first six months of fiscal 1996. This decrease was primarily attributable to the leveraging of Group overhead due to the increase in sales from new stores, the addition of the Chrysler franchise, comparable store sales growth at existing stores, as well as an increase in FNAC's servicing revenue.

  INTEREST EXPENSE

     Interest expense was 0.9 percent of sales in the first six months of fiscal 1997 compared to 1.5 percent in the first six months of fiscal 1996. The decrease in interest expense as a percentage of sales reflects the securitization of the Group's installment receivables and the improved level of inventory per store.

  INCOME TAXES

     The Group's effective tax rate was 41.5 percent for the six month period ended August 31,1996, and 41.2 percent for the six months ended August 31,1995.

  NET LOSS

     The Group's net loss for the first six months of fiscal 1997 decreased to $0.6 million compared with a loss of $2.1 million for the first six months of fiscal 1996. The improvement was primarily attributable to improved leverage in selling, general and administrative expenses and an increase in FNAC's servicing revenue.

  IMPACT OF RECENT ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The standard is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and shall be applied prospectively. The Group does not expect the standard to have a material impact on the Group's financial position or results of operations.

FORWARD-LOOKING STATEMENTS

     This report contains forward-looking statements, which are subject to risks and uncertainties, including, but not limited to, risks associated with the development of a new retail concept. Additional discussion of factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations is contained in the Company's 1996 Annual Report on Form 10-K.

                                     VII-20

                                  CARMAX GROUP

                            STATEMENTS OF OPERATIONS

                                                                                   YEARS ENDED FEBRUARY 29 OR 28
                                                                     ---------------------------------------------------------
                                                                       1996        %       1995        %       1994        %
                                                                     --------    -----    -------    -----    -------    -----
(AMOUNTS IN THOUSANDS)

NET SALES AND OPERATING REVENUES..................................   $275,857    100.0    $77,002    100.0    $16,176    100.0
Cost of sales.....................................................    252,284     91.4     72,147     93.7     14,202     87.8
                                                                     --------    -----    -------    -----    -------    -----
GROSS PROFIT......................................................     23,573      8.6      4,855      6.3      1,974     12.2
                                                                     --------    -----    -------    -----    -------    -----
Selling, general and administrative expenses (Notes 3 and 12).....     28,440     10.3     10,792     14.0      4,849     30.0
Interest expense (Note 7).........................................      4,075      1.5      1,045      1.4        161      1.0
                                                                     --------    -----    -------    -----    -------    -----
TOTAL EXPENSES....................................................     32,515     11.8     11,837     15.4      5,010     31.0
                                                                     --------    -----    -------    -----    -------    -----
Loss before income tax benefit....................................      8,942      3.2      6,982      9.1      3,036     18.8
Income tax benefit (Notes 3 and 8)................................      3,707      1.3      2,875      3.8      1,239      7.7
                                                                     --------    -----    -------    -----    -------    -----
NET LOSS..........................................................   $  5,235      1.9    $ 4,107      5.3    $ 1,797     11.1
                                                                     --------    -----    -------    -----    -------    -----
                                                                     --------    -----    -------    -----    -------    -----

See accompanying notes to group financial statements.

                                     VII-21

                                  CARMAX GROUP

                                 BALANCE SHEETS

                                                                                                         AT FEBRUARY 29 OR 28
                                                                                                         --------------------
                                                                                                           1996        1995
                                                                                                         --------    --------
(AMOUNTS IN THOUSANDS)
ASSETS
CURRENT ASSETS:
  Cash................................................................................................   $  2,219    $  2,159
  Net accounts receivable (Note 4)....................................................................     16,562      44,326
  Inventory...........................................................................................     61,672      46,471
  Prepaid expenses and other current assets...........................................................        772         589
                                                                                                         --------    --------
     TOTAL CURRENT ASSETS.............................................................................     81,225      93,545
  Property and equipment, net (Notes 6 and 7).........................................................     19,860      19,655
  Deferred income taxes (Note 8)......................................................................      1,560       1,093
                                                                                                         --------    --------
     TOTAL ASSETS.....................................................................................   $102,645    $114,293
                                                                                                         --------    --------
                                                                                                         --------    --------
LIABILITIES AND ACCUMULATED GROUP DEFICIT
CURRENT LIABILITIES:
  Accounts payable....................................................................................   $ 12,399    $  6,476
  Short-term debt (Note 7)............................................................................     18,050          --
  Deferred income taxes (Note 8)......................................................................      2,276         699
  Accrued expenses and other current liabilities......................................................      1,164         756
                                                                                                         --------    --------
     TOTAL CURRENT LIABILITIES........................................................................     33,889       7,931
  Long-term debt (Note 7).............................................................................     78,519     111,629
  Deferred revenue and other liabilities..............................................................      1,438         699
                                                                                                         --------    --------
     TOTAL LIABILITIES................................................................................    113,846     120,259
                                                                                                         --------    --------
ACCUMULATED GROUP DEFICIT.............................................................................    (11,201)     (5,966)
                                                                                                         --------    --------
  Commitments and contingent liabilities (Notes 1, 4, 5, 10, 11, 13 and 14)
     TOTAL LIABILITIES AND ACCUMULATED GROUP DEFICIT..................................................   $102,645    $114,293
                                                                                                         --------    --------
                                                                                                         --------    --------

See accompanying notes to group financial statements.

                                     VII-22

                                  CARMAX GROUP

                            STATEMENTS OF CASH FLOWS

                                                                                               YEARS ENDED FEBRUARY 29 OR 28
                                                                                              --------------------------------
                                                                                                1996        1995        1994
                                                                                              --------    --------    --------
(AMOUNTS IN THOUSANDS)
OPERATING ACTIVITIES:
  Net loss.................................................................................   $ (5,235)   $ (4,107)   $ (1,797)
  Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
     Depreciation..........................................................................        821         259          60
     Provision for deferred income taxes...................................................      1,110         412        (805)
     Increase in deferred revenue and other liabilities....................................        739         608          91
     Decrease (increase) in net accounts receivable........................................     27,764     (34,001)     (8,871)
     Increase in inventory, prepaid expenses and other current assets......................    (15,384)    (35,720)    (11,341)
     Increase in accounts payable, accrued expenses and other current liabilities..........      6,331       4,540       2,679
                                                                                              --------    --------    --------
  Net cash provided by (used in) operating activities......................................     16,146     (68,009)    (19,984)
                                                                                              --------    --------    --------
INVESTING ACTIVITIES:
  Purchases of property and equipment......................................................    (26,776)    (32,990)     (7,284)
  Proceeds from sales of property and equipment............................................     25,750      14,300       6,000
                                                                                              --------    --------    --------
  Net cash used in investing activities....................................................     (1,026)    (18,690)     (1,284)
                                                                                              --------    --------    --------
FINANCING ACTIVITIES:
  Proceeds from issuance of short-term debt, net...........................................     18,050          --          --
  (Principal payments on) proceeds from issuance of long-term debt, net....................    (33,110)     87,253      22,825
                                                                                              --------    --------    --------
  Net cash (used in) provided by financing activities......................................    (15,060)     87,253      22,825
                                                                                              --------    --------    --------
Increase in cash...........................................................................         60         554       1,557
Cash at beginning of year..................................................................      2,159       1,605          48
                                                                                              --------    --------    --------
Cash at end of year........................................................................   $  2,219    $  2,159    $  1,605
                                                                                              --------    --------    --------
                                                                                              --------    --------    --------

See accompanying notes to group financial statements.

                                     VII-23

                                  CARMAX GROUP

                    STATEMENTS OF ACCUMULATED GROUP DEFICIT

                                                                                                               ACCUMULATED
                                                                                                              GROUP DEFICIT
                                                                                                          ----------------------
(AMOUNTS IN THOUSANDS)
BALANCE AT MARCH 1, 1993...............................................................................          $    (62)
Net loss...............................................................................................            (1,797)
                                                                                                               ----------
BALANCE AT FEBRUARY 28, 1994...........................................................................            (1,859)
Net loss...............................................................................................            (4,107)
                                                                                                               ----------
BALANCE AT FEBRUARY 28, 1995...........................................................................            (5,966)
Net loss...............................................................................................            (5,235)
                                                                                                               ----------
BALANCE AT FEBRUARY 29, 1996...........................................................................          $(11,201)
                                                                                                               ----------
                                                                                                               ----------

See accompanying notes to group financial statements.

                                     VII-24

                                  CARMAX GROUP

                      NOTES TO GROUP FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The Board of Directors of Circuit City Stores, Inc. (the "Company") has adopted a proposal (the "CarMax Stock Proposal") which, if approved by shareholders and implemented by the Board of Directors, would effect a comprehensive plan that will result in a restructuring of the existing Common Stock of the Company into two new series of Common Stock intended to reflect separately the performance of the Company's two main businesses -- the used and new car retail business (the "CarMax Group") and the consumer electronics, major appliances, personal computer and music software retail business, including its interest in the CarMax Group referred to below (the "Circuit City Group"). Under the CarMax Stock Proposal, the Board of Directors would be authorized to designate and issue shares of a new series of Common Stock to be called Circuit City Stores, Inc. -- CarMax Group Common Stock, par value $0.50 per share ("CarMax Stock"), which is intended to reflect separately the performance of the CarMax Group. In addition, each share of the Company's existing Common Stock would be redesignated as a share of a new series of Common Stock to be called Circuit City Stores, Inc. -- Circuit City Group Common Stock, par value $0.50 per share ("Circuit City Stock"), which is intended to reflect separately the performance of the Circuit City Group, which is generally comprised of (i) the Company's consumer electronics, major appliances, personal computer and music software retail business, (ii) an interest in the CarMax Group, which excludes the interest represented by any outstanding shares of CarMax Stock, as described below, and (iii) all other businesses in which the Company or any of its subsidiaries may be engaged (other than those comprising the CarMax Group). The CarMax Group and the Circuit City Group are sometimes referred to collectively as the "Groups" and individually as a "Group."

     Following approval of the CarMax Stock Proposal, the Company currently intends, subject to prevailing market and other conditions, to offer shares of CarMax Stock initially representing 15 percent to 20 percent of the equity value of the CarMax Group, as determined by the Board of Directors, to the public for cash in a public offering (the "Offering"). The Company intends to allocate the proceeds of the Offering to the CarMax Group. Upon completion of the Offering, the Circuit City Group will hold an interest (the "Inter-Group Interest") in 80 percent to 85 percent of the equity value of the CarMax Group.

     The CarMax Group and the Circuit City Group financial statements comprise all of the accounts included in the corresponding consolidated financial statements of the Company. The separate Group financial statements give effect to the management and allocation policies adopted by the Board of Directors, as described under "Corporate Activities" below. The CarMax Group financial statements have been prepared on a basis that management believes to be reasonable and appropriate and include (i) the historical financial position, results of operations and cash flows of the CarMax Group, (ii) an allocated portion of the Company's debt, including the related effects upon results of operations and cash flow and (iii) an allocated portion of the Company's corporate general and administrative costs.

     If the CarMax Stock Proposal is approved and implemented, the Company will provide to holders of both CarMax Stock and Circuit City Stock separate financial statements, management's discussion and analysis of results of operations and financial condition, description of business and other relevant information for the CarMax Group, the Circuit City Group and the Company. Notwithstanding the attribution of the Company's assets and liabilities (including contingent liabilities) and stockholders' equity between the CarMax Group and the Circuit City Group for the purposes of preparing their respective financial statements, holders of CarMax Stock and holders of Circuit City Stock will be shareholders of the Company and will continue to be subject to all of the risks associated with an investment in the Company and all of its businesses, assets and liabilities. Such attribution and the change in the equity structure of the Company contemplated by the CarMax Stock Proposal will not affect title to the assets or responsibility for the liabilities of the Company or any of its subsidiaries. As a result, the CarMax Stock Proposal will not affect the rights of holders of the Company's or any of its subsidiaries' debt. The results of operations or financial condition of either Group could affect the results of operations or financial condition of the other Group and the market price of the series of Common Stock relating to that Group. In addition, any net losses of the CarMax Group or the Circuit City Group and dividends or distributions on, or repurchases of, CarMax Stock or Circuit City Stock will reduce the assets of the Company legally available for payment of dividends on both the CarMax Stock and the Circuit City Stock. Accordingly, the CarMax Group's financial information should be read in conjunction with the Company's consolidated financial information and the Circuit City Group's financial information.

                                     VII-25

                                  CARMAX GROUP

1. BASIS OF PRESENTATION -- Continued
     The management and allocation policies applicable to the preparation of the financial statements of the CarMax Group and the Circuit City Group may be modified or rescinded, or additional policies may be adopted, at the sole discretion of the Board of Directors without approval of the shareholders, although the Board of Directors has no present plans to do so. Any determination of the Board of Directors to modify or rescind such policies, or to adopt additional policies, including any such decision that would have disparate effects upon holders of CarMax Stock and holders of Circuit City Stock, would be made by the Board of Directors in its good faith business judgment of the Company's best interests, taking into consideration the interests of all common shareholders.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) INSTALLMENT AUTO LOAN RECEIVABLES

     Installment auto loan receivables ("installment receivables") held for investment are stated at cost. Installment receivables held for sale are stated at the lower of cost or market. As of February 29, 1996, and February 28, 1995, cost approximates market.

  (B) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company enters into financial instruments on behalf of the CarMax Group. The carrying value of the CarMax Group's financial instruments, excluding interest rate swap agreements ("swaps"), approximates fair value due to variable interest rates on long-term debt and the short-term maturities of the assets and other liabilities. Credit risk is the exposure created by the potential nonperformance of another material party to an agreement due to changes in economic, industry or geographic factors. Credit risk is mitigated by dealing only with counterparties that are highly rated by several financial rating agencies. Accordingly, the CarMax Group does not anticipate loss for nonperformance. All financial instruments are diversified along industry, product and geographic areas. As discussed in Note 5, swaps are not held for trading purposes and, therefore, are not carried at fair value.

  (C) INVENTORY

     Inventory is stated at the lower of cost or market. Vehicle inventory cost is determined by specific identification. Parts and labor used to recondition vehicles, as well as transportation and other incremental expenses associated with acquiring vehicles, are included in inventory.

  (D) PROPERTY AND EQUIPMENT

     Property and equipment is stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the assets' estimated useful lives, which range from three to 15 years.

  (E) PRE-OPENING EXPENSES

     Expenses associated with the opening of new stores are deferred and amortized ratably over the period from the date of the store opening to the end of the fiscal year.

  (F) INCOME TAXES

     Income taxes are accounted for in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." Deferred income taxes reflect the impact of temporary differences between the amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for income tax purposes, measured by applying currently enacted tax laws. A deferred tax asset is recognized if it is more likely than not that a benefit will be realized.

  (G) DEFERRED REVENUE

     The CarMax Group sells its own service policies and service policies on behalf of unrelated third parties. Policies usually have terms of coverage between 12 and 72 months. All revenue from the sale of the CarMax Group's own service

                                     VII-26

                                  CARMAX GROUP

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued policies is deferred and amortized over the life of the policies consistent with the pattern of repair experience of the industry. Incremental direct contract costs related to the sale of policies are deferred and charged to expense in proportion to the revenue recognized. All other costs are charged to expense as incurred. Commission revenue for the unrelated third-party service policies is recognized at the time of sale.

  (H) SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Operating profits generated by FNAC are recorded as a reduction to selling, general and administrative expenses.

  (I) ADVERTISING EXPENSES

     All advertising costs are expensed as incurred.

  (J) EARNINGS OR LOSS PER SHARE

     Historical loss per share is omitted from the statements of operations since the CarMax Stock was not part of the capital structure of the Company for the periods presented. Following implementation of the CarMax Stock Proposal, the method of calculating earnings per share for the CarMax Group would reflect the terms of the proposed amendments to the Company's Amended and Restated Articles of Incorporation and would be computed by dividing the product of (i) earnings or losses of the CarMax Group and (ii) the "Outstanding CarMax Fraction" by the weighted average number of shares of CarMax Stock and dilutive CarMax Stock equivalents outstanding during the applicable period. The "Outstanding CarMax Fraction" is the fractional interest in earnings or losses of the CarMax Group and the equity of the CarMax Group that is represented by the shares of CarMax Stock that are outstanding at any particular time, and is equal to a fraction the numerator of which is such number of shares of CarMax Stock outstanding and the denominator of which is the number of shares of CarMax Stock that, if issued, would represent 100 percent of the equity of the CarMax Group.

  (K) RISKS AND UNCERTAINTIES

     The diversity of the CarMax Group's customers and suppliers reduces the risk that a severe impact will occur in the near term as a result of changes in its customer base, competition or sources of supply. The CarMax Group operations currently are concentrated in the southeastern United States. A severe economic downturn in the southeastern United States could negatively impact the CarMax Group's operating results. Due to the CarMax Group's geographic concentration and limited overall size, management cannot assure that unanticipated events will not have a negative impact on the Group.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

  (L) RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to classifications adopted in fiscal 1996.

3. CORPORATE ACTIVITIES

     The CarMax Group's financial statements reflect the application of the management and allocation policies adopted by the Board of Directors to various corporate activities, as described below.

  (A) FINANCIAL ACTIVITIES

     Most financial activities are managed by the Company on a centralized basis. Such financial activities include the investment of surplus cash and the issuance and repayment of short-term and long-term debt.

  (B) DEBT AND INTEREST EXPENSE

     Allocated debt of the CarMax Group consists of (i) Company debt, if any, that has been allocated in its entirety to the CarMax Group and (ii) a portion of the Company's debt that is allocated between the Circuit City Group and the CarMax

                                     VII-27

                                  CARMAX GROUP

3. CORPORATE ACTIVITIES -- Continued
Group ("pooled debt"). For the periods covered by the CarMax Group's financial statements, all debt consists of an allocated portion of the pooled debt. The pooled debt bears interest at a rate based on the weighted average interest rate of such debt calculated on a periodic basis and applied to the average pooled debt balance. Expenses related to increases in pooled debt are reflected in the weighted average interest rate of such pooled debt as a whole.

  (C) CORPORATE GENERAL AND ADMINISTRATIVE COSTS

     Corporate general and administrative costs and other shared services generally have been allocated to the CarMax Group based upon utilization of such services by the CarMax Group. Where determinations based on utilization alone have been impracticable, other methods and criteria were used that management believes are equitable and provide a reasonable estimate of the cost attributable to the CarMax Group.

  (D) INCOME TAXES

     The CarMax Group is included in the consolidated federal income tax return filed by the Company. Accordingly, the provision for federal income taxes and related payments of tax are determined on a consolidated basis. The financial statement provision and the related tax payments or refunds are reflected in the Circuit City Group's and the CarMax Group's financial statements in accordance with the Company's tax allocation policy for such Groups. In general, this policy provides that the consolidated tax provision and related tax payments or refunds will be allocated between the Circuit City Group and the CarMax Group based principally upon the financial income, taxable income, credits and other amounts directly related to the respective Group. Tax benefits that cannot be used by the Group generating such attributes, but can be utilized on a consolidated basis, are allocated to the Group that generated such benefits. As a result, the allocated group amounts of taxes payable or refundable are not necessarily comparable to those that would have resulted if the Groups had filed separate tax returns.

4. ACCOUNTS RECEIVABLE AND SECURITIZATION TRANSACTIONS

     Accounts receivable consist of the following at February 29 or 28:

                                                               1996              1995
                                                              -------           -------
(AMOUNTS IN THOUSANDS)
Trade receivables..........................................   $ 4,001           $   340
Installment receivables held for sale......................     6,941            44,292
Installment receivables held for investment................     6,065                --
                                                              -------           -------
                                                               17,007            44,632
Less allowance for doubtful accounts.......................       445               306
                                                              -------           -------
Net accounts receivable....................................   $16,562           $44,326
                                                              -------           -------
                                                              -------           -------

     In fiscal 1996, the Company entered into a securitization transaction on behalf of the CarMax Group to finance the installment receivables generated by First North American Credit ("FNAC,") the Group's installment lending division. No gain or loss has been recorded on this sale. Proceeds from the auto loan securitization transaction were $87 million during fiscal 1996. At February 29, 1996, the following amounts were outstanding:

                                                                                   1996
                                                                                -----------
(AMOUNTS IN THOUSANDS)
Securitized receivables......................................................    $  93,065
Interest retained by CarMax Group............................................       (6,065)
                                                                                -----------
Net receivables transferred with recourse....................................    $  87,000
                                                                                -----------
                                                                                -----------
Program capacity.............................................................    $ 100,000
                                                                                -----------
                                                                                -----------

                                     VII-28

                                  CARMAX GROUP

4. ACCOUNTS RECEIVABLE AND SECURITIZATION TRANSACTIONS -- Continued
     The finance charges from the transferred receivables are used to fund interest costs, charge-offs and servicing fees. The securitization agreement provides recourse to the Company for any cash flow deficiencies if the monthly auto loan installment cash flows from finance charges are inadequate to cover such expenses. The CarMax Group believes that as of February 29, 1996, no liability existed under the recourse provision. As of April 1, 1996, the program capacity increased to $125 million. FNAC's servicing revenue totalled $2.0 million for fiscal 1996, $2.0 million for fiscal 1995 and $0.4 million for fiscal 1994.

5. INTEREST RATE SWAP

     In November 1995, the Company entered into a 50-month amortizing swap on behalf of the CarMax Group in the notional amount of $75 million relating to the auto loan receivable securitization to convert variable-rate financing costs to a fixed-rate obligation. The underlying receivables are issued with a fixed-rate finance charge. The swap was put in place to better match the variable funding costs to the receivables being securitized and to preserve net portfolio yield. Recording the swap at fair value at February 29, 1996, would result in a loss of $0.3 million.

     The market and credit risks associated with this swap are similar to those relating to other types of financial instruments. Market risk is the exposure created by potential fluctuations in interest rates and is directly related to the product type, agreement terms and transaction volume. The CarMax Group does not anticipate significant market risk from swaps, since their use is to more closely match funding costs to the use of the funding. Credit risk is the exposure created by potential nonperformance of another party to an agreement. Credit risk is mitigated by dealing with highly rated counterparties.

6. PROPERTY AND EQUIPMENT

     Property and equipment, at cost, at February 29 or 28 is summarized as follows:

                                                               1996              1995
                                                              -------           -------
(AMOUNTS IN THOUSANDS)
Land.......................................................   $ 3,826           $    --
Construction in progress...................................     9,190            17,114
Furniture, fixtures and equipment (3 to 8 years)...........     5,515             2,173
Leasehold improvements (10 to 15 years)....................     2,461               682
                                                              -------           -------
                                                               20,992            19,969
Less accumulated depreciation..............................     1,132               314
                                                              -------           -------
Property and equipment, net................................   $19,860           $19,655
                                                              -------           -------
                                                              -------           -------

7. DEBT

     Long-term pooled debt of the Company at February 29 or 28 is summarized as follows:

                                                                       1996        1995
                                                                     --------    --------
(AMOUNTS IN THOUSANDS)
Term loans........................................................   $275,000    $100,000
Short-term debt expected to be refinanced.........................    100,000      53,000
                                                                     --------    --------
Total long-term debt..............................................   $375,000    $153,000
                                                                     --------    --------
                                                                     --------    --------
Portion of long-term debt allocated to CarMax Group...............   $ 78,519    $111,629
                                                                     --------    --------
                                                                     --------    --------

     In July 1994, the Company entered into a seven-year, $100,000,000, unsecured bank term loan. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.50 percent. At February 29, 1996, the interest rate on the term loan was 5.88 percent.

                                     VII-29

                                  CARMAX GROUP

7. DEBT -- Continued
     In May 1995, the Company entered into a five-year, $175,000,000, unsecured bank term loan. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.35 percent. At February 29, 1996, the interest rate on the term loan was 5.65 percent.

     The Company has the intent and ability to refinance the $100,000,000 of short-term committed and uncommitted bank borrowings on a long-term basis by entering into a multi-year term loan with a group of banks. Consequently, the Company has classified the short-term debt as long-term for financial reporting purposes. The existing revolving credit agreement could be used for this purpose, although the Company does not currently intend to do so.

     The Company maintains a multi-year, $100,000,000, unsecured revolving credit agreement with four banks. The agreement calls for interest based on certain money market rates and a commitment fee of 0.13 percent per annum. The agreement was entered into as of June 30, 1992, was amended and restated as of June 30, 1995, and terminates June 30, 2000. The agreement provides for annual one-year extensions of the final maturity beginning on or before June 30, 1996, and each June 30 thereafter. No amounts were outstanding under the revolving credit agreement at February 29, 1996, or February 28, 1995.

     Under certain of the debt agreements, the Company must meet financial covenants relating to minimum tangible net worth, current ratios and debt-to-capital ratios. The Company was in compliance with all such covenants at February 29, 1996, and February 28, 1995.

     Short-term debt of the Company includes committed lines of credit and informal credit arrangements. Amounts outstanding and committed lines of credit available are as follows:

                                                         YEARS ENDED FEBRUARY 29 OR 28
                                                        --------------------------------
                                                          1996        1995        1994
                                                        --------    --------    --------
(AMOUNTS IN THOUSANDS)
Average short-term debt outstanding..................   $185,789    $134,022    $ 77,392
                                                        --------    --------    --------
Maximum short-term debt outstanding..................   $479,000    $465,000    $355,000
                                                        --------    --------    --------
                                                        --------    --------    --------
Aggregate committed lines of credit..................   $255,000    $285,000    $145,000
                                                        --------    --------    --------
                                                        --------    --------    --------

     Short-term debt allocated to the CarMax Group at February 29, 1996, was $18,050,000. The weighted average interest rate on the outstanding short-term debt was 5.9 percent during fiscal 1996, 5.3 percent during fiscal 1995 and 3.3 percent during fiscal 1994.

     Interest expense allocated by the Company to the CarMax Group, excluding interest capitalized, was $4,074,737, $1,045,153 and $161,472 in fiscal 1996,
1995 and 1994, respectively.

     The CarMax Group capitalizes interest in connection with the construction of certain facilities. In fiscal 1996, interest capitalized amounted to $1,314,000 ($176,000 and $119,000 in fiscal 1995 and 1994, respectively).

     Concurrent with the funding of the $175,000,000 term loan facility in May 1995, the Company entered into five-year swaps with notional amounts aggregating $175,000,000. These swaps effectively converted the variable-rate obligation into a fixed-rate obligation. The fair value of the swaps is the amount at which they could be settled. This value is based on estimates obtained from the counterparties, which are two banks highly rated by several financial rating agencies. Recording the swaps at fair value at February 29, 1996, would result in a loss of $2,500,000.

                                     VII-30

                                  CARMAX GROUP

8. INCOME TAXES

     The components of the income tax benefit on loss before income tax benefit follow:

                                                                         YEARS ENDED FEBRUARY 29 OR 28
                                                                         -----------------------------
                                                                          1996       1995       1994
                                                                         -------    -------    -------
(AMOUNTS IN THOUSANDS)
Current:
  Federal.............................................................   $(3,670)   $(2,536)   $  (341)
  State...............................................................    (1,147)      (751)       (93)
                                                                         -------    -------    -------
                                                                          (4,817)    (3,287)      (434)
                                                                         -------    -------    -------
Deferred:
  Federal.............................................................       844        316       (631)
  State...............................................................       266         96       (174)
                                                                         -------    -------    -------
                                                                           1,110        412       (805)
                                                                         -------    -------    -------
Income tax benefit....................................................   $(3,707)   $(2,875)   $(1,239)
                                                                         -------    -------    -------
                                                                         -------    -------    -------

     The effective income tax rate differed from the Federal statutory income tax rate as follows:

                                                                                1996     1995     1994
                                                                                ----     ----     ----
Federal statutory income tax rate............................................   35.0%    35.0%    35.0%
State and local income taxes, net of Federal benefit.........................    6.5      6.2      5.8
                                                                                ----     ----     ----
Effective income tax rate....................................................   41.5%    41.2%    40.8%
                                                                                ----     ----     ----
                                                                                ----     ----     ----

     In accordance with SFAS No. 109, the tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and liabilities at February 29, 1996, and February 28, 1995, are as follows:

                                                                  1996             1995
                                                                 ------           ------
(AMOUNTS IN THOUSANDS)
Deferred Tax Assets:
  Deferred revenue............................................   $1,820           $  990
  Organization cost capitalization............................       92              182
  Accrued expenses............................................       --               86
  Other.......................................................       --                3
                                                                 ------           ------
     Total gross deferred tax assets..........................    1,912            1,261
                                                                 ------           ------
Deferred Tax Liabilities:
  Depreciation................................................      352              168
  Prepaid expenses............................................      365              257
  Inventory capitalization....................................    1,907              442
  Other.......................................................        4               --
                                                                 ------           ------
     Total gross deferred tax liabilities.....................    2,628              867
                                                                 ------           ------
Net deferred tax (liability) asset............................   $ (716)          $  394
                                                                 ------           ------
                                                                 ------           ------

     In assessing the realizability of deferred tax assets, management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies. Based on these considerations, management believes that it is more likely than not that the gross deferred tax assets at February 29, 1996, and February 28, 1995, will be realized by the CarMax Group; therefore, no valuation allowance is necessary.

                                     VII-31

                                  CARMAX GROUP

9. STOCK INCENTIVE PLAN

     As of February 29, 1996, there were outstanding options to purchase shares of stock representing approximately 5% of the corporate entity comprising the CarMax Group. These options are held by management and key employees of the CarMax Group and vest evenly on the third, fourth, and fifth anniversary of the grant date. The exercise price is equal to, or greater than, the fair market value of the stock at the date of grant.

     If the CarMax Stock Proposal is approved by the shareholders and implemented by the Board of Directors, management intends to convert these options into options to purchase CarMax Group stock. While the issuance of additional shares will reduce the ownership percentage, the aggregate intrinsic value of the options will be preserved. In addition, the vesting provisions and option periods of the original grant will remain the same when converted.

10. PENSION PLAN

     The Company has a non-contributory defined benefit pension plan covering the majority of full-time employees who are at least age 21 and have completed one year of service. The cost of the program is being funded currently. Plan benefits are generally based on years of service and average compensation. Plan assets consist primarily of equity securities and included 80,000 shares of the Company's common stock at February 29, 1996, and February 28, 1995.

     Eligible employees of the CarMax Group participate in the Company's plan. Pension costs for these employees have been allocated to the CarMax Group based on its proportionate share of the projected benefit obligation.

     The components of net pension expense for the CarMax Group are as follows (pension activity related to fiscal 1994 was not material):

                                                                         YEARS ENDED
                                                                      FEBRUARY 29 OR 28
                                                                     -------------------
                                                                     1996           1995
                                                                     ----           ----
(AMOUNTS IN THOUSANDS)
Service cost of benefits earned during the year...................   $140           $34
Interest cost on projected benefit obligation.....................     26             5
Actual return on plan assets......................................   (128)           (1)
Net amortization..................................................     87           (18)
                                                                     ----           ----
Net pension expense...............................................   $125           $20
                                                                     ----           ----
                                                                     ----           ----

                                     VII-32

                                  CARMAX GROUP

10. PENSION PLAN -- Continued
     The following table sets forth the CarMax Group's share of the plan's financial status and amounts recognized in the balance sheets as of February 29 or 28:

                                                                   1996            1995
                                                                   -----           -----
(AMOUNTS IN THOUSANDS)
Actuarial present value of benefit obligation:
Accumulated benefit obligation
  Vested........................................................   $ 242           $  45
  Non-vested....................................................      32               7
                                                                   -----           -----
Total benefits..................................................     274              52
Additional amounts related to projected
  salary increases..............................................     215              41
                                                                   -----           -----
Projected benefit obligation for services
  rendered to date..............................................     489              93
Plan assets at fair value.......................................    (649)           (194)
                                                                   -----           -----
Plan assets in excess of projected
  benefit obligation............................................    (160)           (101)
Unrecognized loss from past experience..........................    (195)            (43)
Unrecognized prior service cost.................................      12               5
Unrecognized net obligation being
  recognized over 15 years......................................      17               7
                                                                   -----           -----
Prepaid pension cost............................................   $(326)          $(132)
                                                                   -----           -----
                                                                   -----           -----

     Assumptions used in the accounting for the pension plan were:

                                                                            YEARS ENDED
                                                                         FEBRUARY 29 OR 28
                                                                         -----------------
                                                                         1996         1995
                                                                         ----         ----
Weighted average discount rate........................................   7.0 %        8.0 %
Rate of increase in compensation levels...............................   6.0 %        6.5 %
Rate of return on plan assets.........................................   9.0 %        8.0 %
                                                                         ----         ----

11. LEASE COMMITMENTS

     The CarMax Group conducts substantially all of its business in leased premises. The CarMax Group's lease obligations are based upon contractual minimum rates. Rental expenses for all operating leases were $3,850,000, $1,030,000 and $189,000 in fiscal 1996, 1995 and 1994, respectively.

     Most leases provide that the CarMax Group pay taxes, maintenance, insurance and certain other operating expenses applicable to the premises.

     The initial term of real property leases will expire within the next 22 years; however, most of the leases have options providing for additional lease terms of from eight years to 28 years at terms substantially the same as the initial terms.

                                     VII-33

                                  CARMAX GROUP

11. LEASE COMMITMENTS -- Continued
     Future minimum fixed lease obligations, excluding taxes, insurance and other costs payable directly by the CarMax Group, as of February 29, 1996, were:

                                                                         OPERATING LEASE
FISCAL                                                                     COMMITMENTS
-------------------------------------------------------------------   ----------------------
(AMOUNTS IN THOUSANDS)
1997...............................................................          $  4,864
1998...............................................................             4,823
1999...............................................................             4,821
2000...............................................................             4,696
2001...............................................................             4,657
After 2001.........................................................            70,551
                                                                           ----------
Total minimum lease payments.......................................          $ 94,412
                                                                           ----------
                                                                           ----------

     In fiscal 1996, the Company entered into sale-leaseback transactions on behalf of the CarMax Group with unrelated parties at an aggregate selling price of $25,750,000 ($14,300,000 in fiscal 1995 and $6,000,000 in fiscal 1994).
Neither the Company nor the CarMax Group has continuing involvement under the sale-leaseback transactions.

12. SUPPLEMENTARY INCOME STATEMENT INFORMATION

     Advertising expense, which is included in selling, general and administrative expenses in the accompanying statements of operations, amounted to $7,154,000, $2,202,000 and $703,000 (2.6 percent, 2.9 percent and 4.3 percent of net sales and operating revenues) in fiscal years 1996, 1995 and 1994, respectively.

13. CONTINGENT LIABILITIES

     In the normal course of business, the Company is involved in various legal proceedings. Based upon the CarMax Group's evaluation of the information presently available, management believes that the ultimate resolution of any such proceedings will not have a material adverse effect on the CarMax Group's financial position, liquidity or results of operation.

14. SUBSEQUENT EVENT

     In April 1996, OfficeMax, Inc. filed suit accusing the Company of infringing OfficeMax, Inc.'s trademark rights by using the mark CARMAX. The Company denies such allegations and believes that the CarMax Group's use and registration of the mark CARMAX and other marks containing MAX do not violate any rights of OfficeMax, Inc. The Company has filed a complaint requesting, among other things, that certain of OfficeMax, Inc.'s marks be cancelled or declared void. A trial on these matters has been set for December 2, 1996. Although it is not possible to predict the outcome of this litigation, the Company believes that OfficeMax, Inc.'s position and suit are without merit.

                                     VII-34

                                  CARMAX GROUP

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND STOCKHOLDERS OF CIRCUIT CITY STORES, INC.:

     We have audited the accompanying balance sheets of the CarMax Group (as defined in Note 1) as of February 29, 1996 and February 28, 1995 and the related statements of operations, accumulated group deficit and cash flows for each of the fiscal years in the three-year period ended February 29, 1996. These financial statements are the responsibility of Circuit City Stores, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the CarMax Group as of February 29, 1996 and February 28, 1995 and the results of its operations and its cash flows for each of the fiscal years in the three-year period ended February 29, 1996 in conformity with generally accepted accounting principles.

Richmond, Virginia
October 25, 1996

                                     VII-35

                                  CARMAX GROUP

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                             SIX MONTHS ENDED AUGUST 31,
                                                                                       ---------------------------------------
                                                                                         1996        %        1995        %
                                                                                       ---------   ------   ---------   ------
(AMOUNTS IN THOUSANDS)

NET SALES AND OPERATING REVENUES....................................................   $ 256,910    100.0   $ 127,634    100.0
Cost of sales.......................................................................     233,844     91.0     116,223     91.1
                                                                                       ---------   ------   ---------   ------
GROSS PROFIT........................................................................      23,066      9.0      11,411      8.9
                                                                                       ---------   ------   ---------   ------
Selling, general and administrative expenses........................................      21,834      8.5      13,083     10.2
Interest expense....................................................................       2,275      0.9       1,912      1.5
                                                                                       ---------   ------   ---------   ------
TOTAL EXPENSES......................................................................      24,109      9.4      14,995     11.7
                                                                                       ---------   ------   ---------   ------
Loss before income tax benefit......................................................       1,043      0.4       3,584      2.8
Income tax benefit..................................................................         433      0.2       1,475      1.1
                                                                                       ---------   ------   ---------   ------
NET LOSS............................................................................   $     610      0.2   $   2,109      1.7
                                                                                       ---------   ------   ---------   ------
                                                                                       ---------   ------   ---------   ------

See accompanying notes to group financial statements.

                                     VII-36

                                  CARMAX GROUP

                                 BALANCE SHEETS

                                                                                                    AUG. 31, 1996    FEB. 29, 1996
                                                                                                    -------------    -------------
                                                                                                     (UNAUDITED)
(AMOUNTS IN THOUSANDS)
ASSETS
CURRENT ASSETS:
  Cash...........................................................................................     $   5,856        $   2,219
  Net accounts receivable........................................................................        25,668           16,562
  Inventory......................................................................................        58,611           61,672
  Prepaid expenses and other current assets......................................................         1,730              772
                                                                                                    -------------    -------------
     TOTAL CURRENT ASSETS........................................................................        91,865           81,225
  Property and equipment, net....................................................................        41,117           19,860
  Deferred income taxes..........................................................................         2,680            1,560
  Other assets...................................................................................         1,685               --
                                                                                                    -------------    -------------
     TOTAL ASSETS................................................................................     $ 137,347        $ 102,645
                                                                                                    -------------    -------------
                                                                                                    -------------    -------------

LIABILITIES AND ACCUMULATED GROUP DEFICIT
CURRENT LIABILITIES:
  Accounts payable...............................................................................     $  16,762        $  12,399
  Short-term debt................................................................................        35,954           18,050
  Deferred income taxes..........................................................................         4,175            2,276
  Accrued expenses and other current liabilities.................................................         1,899            1,164
                                                                                                    -------------    -------------
     TOTAL CURRENT LIABILITIES...................................................................        58,790           33,889
  Long-term debt.................................................................................        88,310           78,519
  Deferred revenue and other liabilities.........................................................         2,058            1,438
                                                                                                    -------------    -------------
     TOTAL LIABILITIES...........................................................................       149,158          113,846
                                                                                                    -------------    -------------
ACCUMULATED GROUP DEFICIT........................................................................       (11,811)         (11,201)
                                                                                                    -------------    -------------
     TOTAL LIABILITIES AND ACCUMULATED GROUP DEFICIT.............................................     $ 137,347        $ 102,645
                                                                                                    -------------    -------------
                                                                                                    -------------    -------------

See accompanying notes to group financial statements.

                                     VII-37

                                  CARMAX GROUP

                      STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                                            SIX MONTHS ENDED
                                                                                                               AUGUST 31,
                                                                                                          --------------------
                                                                                                            1996        1995
                                                                                                          --------    --------
(AMOUNTS IN THOUSANDS)
OPERATING ACTIVITIES:
  Net loss.............................................................................................   $   (610)   $ (2,109)
  Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
     Depreciation......................................................................................        857         376
     Provision for deferred income taxes...............................................................        779         557
     Increase in deferred revenue and other liabilities................................................        620         374
     (Increase) decrease in net accounts receivable....................................................     (9,106)     24,526
     Decrease (increase) in inventory, prepaid expenses and other current assets.......................      2,103      (2,888)
     Increase in other assets..........................................................................     (1,685)         --
     Increase in accounts payable, accrued expenses and other current liabilities......................      5,098      19,180
                                                                                                          --------    --------
  Net cash (used in) provided by operating activities..................................................     (1,944)     40,016
                                                                                                          --------    --------
INVESTING ACTIVITIES:
  Purchases of property and equipment..................................................................    (25,821)    (16,897)
  Proceeds from sales of property and equipment........................................................      3,707      15,800
                                                                                                          --------    --------
  Net cash used in investing activities................................................................    (22,114)     (1,097)
                                                                                                          --------    --------
FINANCING ACTIVITIES:
  Proceeds from issuance of short-term debt, net.......................................................     17,904      33,946
  Proceeds from issuance of (principal payments on) long-term debt, net................................      9,791     (72,198)
                                                                                                          --------    --------
  Net cash provided by (used in) financing activities..................................................     27,695     (38,252)
                                                                                                          --------    --------
Increase in cash.......................................................................................      3,637         667
Cash at beginning of year..............................................................................      2,219       2,159
                                                                                                          --------    --------
Cash at end of period..................................................................................   $  5,856    $  2,826
                                                                                                          --------    --------
                                                                                                          --------    --------

See accompanying notes to group financial statements.

                                     VII-38

                                  CARMAX GROUP

                      NOTES TO GROUP FINANCIAL STATEMENTS

1. FINANCIAL STATEMENTS

     The group financial statements of the CarMax Group conform to generally accepted accounting principles. The interim period group financial statements are unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the interim group financial statements have been included. The fiscal year-end balance sheet data were derived from audited group financial statements. The financial statements included herein should be read in conjunction with the notes to group financial statements included in the CarMax Group's 1996 annual financial statements.

2. DEBT

     On June 14, 1996, the Company completed a five-year $130 million senior unsecured term loan agreement with a group of banks. Principal is due in full at maturity with interest payable periodically at LIBOR plus 0.35 percent.

     On August 31, 1996, the Company entered into a multi-year, $150 million unsecured revolving credit agreement with a group of banks. This facility replaced a similar $100 million facility.

3. INTEREST RATE SWAPS

     Recording the CarMax Group's interest rate swaps at fair value at August 31, 1996, would result in a loss of approximately $30,000 compared to a loss of $300,000 at February 29, 1996. The notional amount of the swaps was approximately $64 million at August 31, 1996, and $75 million at February 29, 1996.

4. SERVICING REVENUE

     FNAC's servicing revenue, including gain on sale of receivables in fiscal 1997, totalled $4.1 million for the six months ended August 31, 1996, and $0.6 million for the six months ended August 31, 1995.

                                     VII-39

                           CIRCUIT CITY STORES, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                           , 1997

    The undersigned, having received the Notice of Special Meeting of
Shareholders and Proxy Statement dated           , 1996, hereby appoints Richard
L. Sharp and Robert L. Burrus, Jr., and each of them, proxies, with full power of substitution, and hereby authorizes them to represent and vote the shares of Common Stock of Circuit City Stores, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the Special Meeting of
Shareholders of the Company to be held on         ,           , 1997, at 10:00
a.m., Eastern Daylight Time, and any adjournment thereof, and especially to vote as set forth below and on the reverse hereof.

    1. Approval of the amendments to the Articles of Incorporation to (i) provide for the issuance of the Company's Common Stock in series by action of the Board of Directors and (ii) redesignate each outstanding share of the Company's existing Common Stock as one share of a new series of Common Stock to be designated by the Board of Directors and called "Circuit City Stores, Inc. -- Circuit City Group Common Stock."

        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    2. Approval of the amendment to the Articles of Incorporation to increase the authorized Common Stock from 250,000,000 shares to 350,000,000 shares.

        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    3. Approval of the amendments to the Articles of Incorporation to conform certain provisions thereof to the current provisions of the Virginia Stock Corporation Act and to delete certain provisions thereof that have expired.

        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                             (CONTINUED ON REVERSE)

    4. Approval of the amendments to the 1994
       Stock Incentive Plan.

        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    5. Approval of the amendments to the Annual
       Performance Based Bonus Plan.

        [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

    6. IN THEIR DISCRETION the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

    IF YOU SPECIFY A CHOICE AS TO THE ACTION TO BE TAKEN ON AN ITEM, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SUCH CHOICE. IF YOU DO NOT SPECIFY A CHOICE, IT WILL BE VOTED FOR ITEMS 1 THROUGH 5.

    Any proxy or proxies previously given for the meeting are revoked.

                                              Dated:
                                              ----------------------------------

                                              ----------------------------------
                                              (Signature)

                                              ----------------------------------
                                              (Signature if held jointly)

                                              Please sign exactly as the name
                                              appears hereon.

                                              [ ] I plan to attend the meeting.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
                                   ENVELOPE.